                                                                   Exhibit 17(f)


Table of Contents

  1 Letter to Shareholders
  3 Statements of Assets and Liabilities
  4 Statements of Operations
  5 Statements of Changes in Net Assets
  6 Portfolios of Investments
 19 Notes to Financial Statements
 26 Financial Highlights
SHARES OF THE TRUST ARE NOT
BANK DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED OR ENDORSED
OR OTHERWISE SUPPORTED BY,
FIRST CHICAGO NBD CORPORATION
OR ITS AFFILIATES, AND ARE NOT
FEDERALLY INSURED OR GUARANTEED
BY THE U.S. GOVERNMENT, FEDERAL
DEPOSIT INSURANCE CORPORATION,
OR ANY GOVERNMENTAL AGENCY.
INVESTMENT IN THE TRUST
INVOLVES RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.
THERE CAN BE NO ASSURANCE THAT
THE FUNDS WILL BE ABLE TO
MAINTAIN A CONSTANT NET ASSET
VALUE OF $1.00 PER SHARE.
PEGASUS FUNDS
(800) 688-3350

INVESTMENT ADVISER
First Chicago NBD Investment Management Company (FCNIMCO)
Three First National Plaza, MS 0334
Chicago, IL 60670-0334

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                Pegasus Funds
                                                                            I

June 30, 1998

Dear Pegasus Shareholder,

We are pleased to present your Semi-Annual Report for the Pegasus Money Market Funds dated June 30, 1998. As of June 30, 1998 the seven-day annualized SEC yields for the following Pegasus Funds (A shares) were:

                                                                        A SHARES
                                                                        --------
   Money Market Fund...................................................  4.98%
   Treasury Money Market Fund..........................................  4.85%
   Municipal Money Market Fund*........................................  2.89%
   Michigan Municipal Money Market Fund*...............................  2.80%

This report contains the portfolios and financial statements for the Pegasus Money Market Funds. All of the Funds purchase high quality money market securities in accordance with their investment objectives and respective management policies.

The investment adviser to the Pegasus Funds, First Chicago NBD Investment Management Company, brings you the expertise and heritage of an institution that has been managing money for over 100 years. We thank you for the confidence you have expressed by investing in the Pegasus Funds. We will continue to earn your trust by pursuing an investment strategy which seeks to provide competitive yields while protecting the value of your principal.

LOGO
George F. Abel
Chief Investment Officer
First Chicago NBD Investment Management Company

*The fund's income may be subject to the federal alternative minimum tax.

                     A MESSAGE FROM THE INVESTMENT ADVISER

June 30, 1998

Dear Pegasus Funds Shareholder,

The year has proven both exciting and rewarding thus far:

Both the stock and bond markets continue to provide excellent returns with the S&P 500* advancing almost 18 percent, the foreign markets, as measured by the Morgan Stanley EAFE Index**, advancing 16 percent and Lehman Brothers Aggregate Index*** (bonds) providing a 4% return. We believe the domestic economic picture remains healthy as does the European outlook. The primary dark cloud remains the troubled Asian arena. We look for a continued positive domestic environment although we do not expect the market to advance as sharply in the second half of the year.

The Pegasus Family continues to grow with the recent launch of the Short Municipal Bond Fund and the launch of an extended index fund in August of this year. At that time the family will offer 9 equity funds, 10 fixed income funds, 9 money market funds, 3 managed asset funds (balanced funds) as well as a fixed annuity and a group of variable annuity funds.

In May of this year, the parent of the adviser, First Chicago NBD Corp., announced plans to merge with BANC ONE CORPORATION. BANC ONE also has a strong and proven investment management organization which, when combined with your adviser, should provide an increased variety of investment options supported by a stronger, more experienced combined organization. As the merger progresses we will provide you with more information.

The investment adviser to the Pegasus Funds, First Chicago NBD Investment Management Company, brings to you the expertise and heritage of an institution that has been managing money for over 100 years. Our investment philosophy is a simple one: a disciplined investment approach that seeks above average performance over time while maintaining average risk.

I would like to thank you for the opportunity to serve your investment needs, we appreciate that there are few greater trusts than the granting of ones' investment funds to an adviser.

LOGO
George F. Abel
Chief Investment Officer
First Chicago NBD Investment Management Company

  * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

 ** The Morgan Stanley EAFE Index is an unmanaged index generally representative of the foreign equity market as a whole.

*** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                            TREASURY       MUNICIPAL    MICHIGAN MUNICIPAL
                           MONEY MARKET   MONEY MARKET   MONEY MARKET      MONEY MARKET
                               FUND           FUND           FUND              FUND
                                      ----------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                  $2,680,634,278 $1,060,701,211  $ 797,529,929     $107,175,438
------------------------------------------------------------------------------------------
 At amortized cost        $2,686,224,319 $1,060,324,694  $ 797,027,046     $106,928,580
Cash                             148,650            522        340,224           78,181
Receivable for funds
shares sold                    8,067,534             --             --               --
Interest receivable           21,421,341      5,753,915      5,623,437          962,806
Prepaids and other               346,829         17,614             --           26,421
------------------------------------------------------------------------------------------
 TOTAL ASSETS              2,716,208,673  1,066,096,745    802,990,707      107,995,988
------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares re-
deemed                           673,723             --      1,282,334               --
Payable for securities
purchased                             --             --     35,087,500               --
Accrued administration
fees                             334,476        123,490         99,691           13,695
Shareholder services
fees payable                     709,002        138,125        127,360           20,369
Accrued investment advi-
sory fees                        619,104        246,946        199,381           27,391
Accrued transfer agent
fees                              77,740            124            985              520
Accrued custodial fees             4,406            733          2,459              827
Dividends payable              5,238,003      3,001,477      1,485,408          184,019
Other payables and ac-
crued expenses                        --             --         40,886               --
------------------------------------------------------------------------------------------
 TOTAL LIABILITIES             7,656,454      3,510,895     38,326,004          246,821
------------------------------------------------------------------------------------------
 NET ASSETS               $2,708,552,219 $1,062,585,850  $ 764,664,703     $107,749,167
------------------------------------------------------------------------------------------
NET ASSET VALUE AND RE-
DEMPTION PRICE PER
SHARE:
CLASS A SHARES:
Net assets                $1,167,246,199 $  219,101,494  $ 209,296,247     $ 37,229,831
Capital shares             1,167,243,404    219,118,222    209,350,372       37,230,395
------------------------------------------------------------------------------------------
Net asset value and re-
demption price per share  $         1.00 $         1.00  $        1.00     $       1.00
------------------------------------------------------------------------------------------
CLASS B SHARES:
Net assets                $    1,180,010 $           --  $          --     $         --
Capital shares                 1,180,010             --             --               --
------------------------------------------------------------------------------------------
Net asset value and re-
demption price per share  $         1.00 $           --  $          --     $         --
------------------------------------------------------------------------------------------
CLASS I SHARES:
Net assets                $1,540,126,010 $  843,484,356  $ 555,368,456     $ 70,519,336
Capital shares             1,540,126,011    843,484,356    555,370,081       70,519,759
------------------------------------------------------------------------------------------
Net asset value and re-
demption price per share  $         1.00 $         1.00  $        1.00     $       1.00
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Capital shares (unlim-
ited number of shares
authorized, par value
$.10 per share)           $  270,854,942 $  106,260,258  $  76,472,045     $ 10,775,015
Additional paid-in capi-
tal                        2,437,694,483    956,342,320    688,248,408       96,975,139
Accumulated undistrib-
uted net realized gains
(losses)                           2,794        (16,728)       (55,750)            (987)
------------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $2,708,552,219 $1,062,585,850  $ 764,664,703     $107,749,167
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                         TREASURY    MUNICIPAL   MICHIGAN MUNICIPAL
                         MONEY MARKET  MONEY MARKET MONEY MARKET    MONEY MARKET
                             FUND          FUND         FUND            FUND
                                ---------------------------------------------------
INVESTMENT INCOME        $71,917,199   $27,406,551  $14,588,121      $1,866,367
-----------------------------------------------------------------------------------
EXPENSES:
 Investment advisory
 fees                      3,505,908     1,369,250    1,213,690         157,388
 Administration fees       1,880,394       736,283      606,845          78,694
 Transfer agent fees         755,866        47,559       40,585           4,495
 Shareholder service
 fees (Class A shares)     1,348,770       270,760      259,617          39,892
 Shareholder service
 fees (Class B shares)           633            --           --              --
 12b-1 fees (Class B
 shares)                       1,900            --           --              --
 Professional fees            47,521        24,382       23,795          12,637
 Custodial fees               21,841         4,782       12,538           4,038
 Registration, filing
 fees and other expenses     305,233        66,787       17,694          14,307
 Less: Expense reim-
 bursement                  (248,482)           --           --          (9,245)
-----------------------------------------------------------------------------------
 NET EXPENSES              7,619,584     2,519,803    2,174,764         302,206
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME    $64,297,615   $24,886,748  $12,413,357      $1,564,161
-----------------------------------------------------------------------------------


                       See Notes to Financial Statements.

    Pegasus Funds
 4

PEGASUS MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      TREASURY
                               MONEY MARKET                         MONEY MARKET
                                   FUND                                 FUND
                   --------------------------------------------------------------------------
                        Six Months                           Six Months
                    Ended June 30, 1998   Year Ended     Ended June 30, 1998   Year Ended
                        (Unaudited)      Dec. 31, 1997       (Unaudited)      Dec. 31, 1997
                   --------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment
 income..........    $    64,297,615    $   123,162,205    $    24,886,748   $    53,563,614
 Net realized
 losses on in-
 vestments.......                 --                 --                 --                --
---------------------------------------------------------------------------------------------
 Net increase in
 net assets from
 operations......         64,297,615        123,162,205         24,886,748        53,563,614
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM
NET INVESTMENT
INCOME (NOTE 2):
INVESTMENT INCOME
(Note 2):
 Class A shares..        (26,909,141)       (40,816,984)        (5,281,100)       (9,126,231)
 Class B shares..            (10,730)           (15,474)                --                --
 Class I shares..        (37,377,744)       (82,329,747)       (19,605,648)      (44,437,383)
---------------------------------------------------------------------------------------------
 Total distribu-
 tions to share-
 holders.........        (64,297,615)      (123,162,205)       (24,886,748)      (53,563,614)
---------------------------------------------------------------------------------------------
FROM CAPITAL
SHARE TRANSAC-
TIONS:
 Proceeds from
 shares sold.....      5,154,636,324      9,687,488,060      2,592,778,989     4,728,247,544
 Net asset value
 of shares issued
 in reinvestment
 of distributions
 to shareholders.         35,568,504         59,792,177          6,966,494        13,617,762
---------------------------------------------------------------------------------------------
                       5,190,204,828      9,747,280,237      2,599,745,483     4,741,865,306
 Less: payments
 for shares re-
 deemed..........     (4,673,684,709)    (9,999,101,019)    (2,516,882,325)   (5,032,144,249)
---------------------------------------------------------------------------------------------
 Net increase
 (decrease) in
 net assets from
 capital share
 transactions....        516,520,119       (251,820,782)        82,863,158      (290,278,943)
---------------------------------------------------------------------------------------------
NET INCREASE (DE-
CREASE) IN NET
ASSETS...........        516,520,119       (251,820,782)        82,863,158      (290,278,943)
NET ASSETS:
 Beginning of pe-
 riod............      2,192,032,100      2,443,852,882        979,722,692     1,270,001,635
---------------------------------------------------------------------------------------------
 End of period...    $ 2,708,552,219    $ 2,192,032,100    $ 1,062,585,850   $   979,722,692
---------------------------------------------------------------------------------------------
                                MUNICIPAL                       MICHIGAN MUNICIPAL
                               MONEY MARKET                        MONEY MARKET
                                   FUND                                FUND
                        Six Months                           Six Months
                    Ended June 30, 1998   Year Ended     Ended June 30, 1998  Year Ended
                        (Unaudited)      Dec. 31, 1997       (Unaudited)     Dec. 31, 1997
FROM OPERATIONS:
 Net investment
 income..........     $  12,413,357     $    26,737,246     $   1,564,161    $   3,911,361
 Net realized
 losses on in-
 vestments.......                --              (2,098)               --               --
---------------------------------------------------------------------------------------------
 Net increase in
 net assets from
 operations......        12,413,357          26,735,148         1,564,161        3,911,361
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM
NET INVESTMENT
INCOME (NOTE 2):
INVESTMENT INCOME
(Note 2):
 Class A shares..        (2,990,748)         (5,495,113)         (447,240)      (1,691,184)
 Class B shares..                --                  --                --               --
 Class I shares..        (9,422,609)        (21,242,133)       (1,116,921)      (2,220,177)
---------------------------------------------------------------------------------------------
 Total distribu-
 tions to share-
 holders.........       (12,413,357)        (26,737,246)       (1,564,161)      (3,911,361)
---------------------------------------------------------------------------------------------
FROM CAPITAL
SHARE TRANSAC-
TIONS:
 Proceeds from
 shares sold.....       933,635,071       2,227,511,937       176,852,564      385,607,333
 Net asset value
 of shares issued
 in reinvestment
 of distributions
 to shareholders.         3,291,009           6,014,147           447,142        1,688,415
---------------------------------------------------------------------------------------------
                        936,926,080       2,233,526,084       177,299,706      387,295,748
 Less: payments
 for shares re-
 deemed..........      (901,580,522)     (2,318,368,395)     (173,640,151)    (404,815,670)
---------------------------------------------------------------------------------------------
 Net increase
 (decrease) in
 net assets from
 capital share
 transactions....        35,345,558         (84,842,311)        3,659,555      (17,519,922)
---------------------------------------------------------------------------------------------
NET INCREASE (DE-
CREASE) IN NET
ASSETS...........        35,345,558         (84,844,409)        3,659,555      (17,519,922)
NET ASSETS:
 Beginning of pe-
 riod............       729,319,145         814,163,554       104,089,612      121,609,534
---------------------------------------------------------------------------------------------
 End of period...     $ 764,664,703     $   729,319,145     $ 107,749,167    $ 104,089,612
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                                      COST
                    DESCRIPTION                     FACE AMOUNT     (NOTE 2)
                    -----------                     -----------    ---------
TEMPORARY CASH INVESTMENTS -- 8.67%
 Allstate Life Insurance Co. Master Note, 5.87%,
  7/1/98........................................... $ 10,000,000 $   10,000,000
 Commonwealth Life Insurance Co. Master Note,
  5.86%, 7/1/98....................................    5,000,000      5,000,000
 General American Life Funding Agr. Master Note,
  5.85%, 7/1/98....................................   35,500,000     35,500,000
 Paccar Leasing, Master Note, 5.93%, 7/1/98........   15,000,000     15,000,000
 Peoples Security Life Insurance Co. Master Note,
  5.86%, 7/1/98....................................   10,000,000     10,000,000
 Sunamerica Life Insurance Co. Master Note, 5.83%,
  7/1/98...........................................   14,000,000     14,000,000
 Sun Life Insurance Co. of America Master Note,
  5.79%, 7/1/98....................................   25,000,000     25,000,000
 Lehman Brothers, Revolving Repurchase Agreement,
  6.10%, 7/1/98 (secured by various U.S.
  Obligations with maturities ranging from 7/1/98
  through 5/12/04 at various interest rates ranging
  from 0.00% to 9.05%, all held at Chase Bank).....   36,075,000     36,075,000
 Smith Barney, Inc., Revolving Repurchase
  Agreement, 6.10%, 7/1/98 (secured by U.S.
  Treasury & Agency Obligations with maturities
  ranging from 7/7/98 through 4/25/08 at various
  interest rates ranging from 0.00% to 9.00%, all
  held at The Bank of New York)....................   82,382,000     82,382,000
                                                                 --------------
                                                                    232,957,000
                                                                 --------------
COMMERCIAL PAPER -- 42.17%
 Aesop Funding Corp., 5.60%, 8/20/98...............   10,000,000      9,922,222
 Akzo Nobel Inc., 5.50%, 7/9/98....................   10,000,000      9,987,778
 Aspen Funding Corp., 6.50%, 7/1/98................  110,000,000    110,000,000
 Atlantic Richfield Corp., 5.55%, 9/14/98..........   15,000,000     14,826,563
 Avnet Inc., 5.50%, 7/24/98........................    5,000,000      4,982,430
 Banca Serfin S.A., 5.65%, 8/31/98.................   30,000,000     29,712,792
 Banco Buenos Aires S.A., 5.47%, 9/17/98...........   13,150,000     12,994,151
 Banco Real S.A., 5.54%, 8/14/98...................   12,500,000     12,415,361
 Barton Capital Corp., 5.55%, 7/17/98..............   25,573,000     25,509,920
 Block Financial Corp.:
   5.53%, 7/22/98..................................   16,762,000     16,707,929
   5.53%, 8/27/98..................................   14,000,000     13,877,418
 Cargill Inc., 6.10%, 7/1/98.......................   50,000,000     50,000,000
 Cassle Des Depots Et Cosignations, 6.25%, 7/1/98..   36,000,000     36,000,000
 Cendant Residential Inc., 5.60%, 7/27/98..........   25,000,000     24,898,889
 Centre Square Funding Corp. 5.65%, 7/27/98........   19,595,000     19,515,042
 Centric Capital Corp.:
   5.55%, 7/20/98..................................   32,242,000     32,147,558
   5.71%, 9/2/98...................................   13,000,000     12,870,098
 Commercial Credit Co.:
   5.56%, 7/21/98..................................   15,000,000     14,953,667
   5.56%, 7/24/98..................................   15,000,000     14,946,717
 Dairy Investments LTD.:
   5.55%, 7/29/98..................................   10,000,000      9,956,833
   5.55%, 8/11/98..................................   10,000,000      9,936,792
 Equipment Funding Inc.:
   5.56%, 7/2/98...................................   10,000,000      9,998,456
   5.56%, 7/7/98...................................   12,000,000     11,988,880
 Explorer Pipeline Co., 5.55%, 7/22/98.............   20,000,000     19,935,250

                       See Notes to Financial Statements.

    Pegasus Funds
  6

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                                      COST
                    DESCRIPTION                     FACE AMOUNT     (NOTE 2)
                    -----------                     -----------    ---------
 Glencore Asset Funding:
   5.65%, 7/23/98.................................. $ 18,000,000 $   17,937,850
   5.70%, 7/24/98..................................    9,000,000      8,967,225
 Great Lakes Chemical Corp., 5.53%, 8/14/98........   15,000,000     14,898,617
 Greenwich Funding Corp., 5.50%, 7/15/98...........   10,000,000      9,978,611
 Greyhawk Funding LLC, 5.75%, 7/23/98..............   40,000,000     39,859,444
 KZH Holding Corp.:
   5.65%, 7/17/98..................................   22,107,000     22,051,487
   5.58%, 8/18/98..................................   24,054,000     23,875,038
   5.56%, 9/1/98...................................   15,986,000     15,832,925
 Mont Blanc Capital Corp., 5.60%, 7/30/98..........   23,000,000     22,896,244
 Monte Rosa Capital Corp., 5.59%, 8/14/98..........   10,000,000      9,931,678
 Prudential Funding Corp., 6.00%, 7/1/98...........   95,000,000     95,000,000
 Sheffield Receivables Corp., 5.56%, 8/25/98.......   17,000,000     16,855,594
 Siebe PLC:
   5.55%, 7/23/98..................................   25,000,000     24,915,208
   5.54%, 7/28/98..................................   22,000,000     21,908,590
 Sigma Finance Inc., 5.56%, 8/13/98................   23,000,000     22,847,254
 Special Purpose Account Receivable Coop Corp.:
   5.50%, 7/8/98...................................   29,000,000     28,968,986
   5.55%, 7/16/98..................................   21,000,000     20,951,438
 Sun Belt Dix, Inc.:
   5.55%, 7/21/98..................................   10,400,000     10,367,933
   5.55%, 8/25/98..................................   27,000,000     26,771,062
   5.55%, 9/1/98...................................   20,000,000     19,808,833
 TI Group, Inc., 5.45%, 7/7/98.....................   13,000,000     12,988,192
 Twin Towers Inc., 5.55%, 7/20/98..................   18,186,000     18,132,730
 Unum Corp., 5.60%, 7/21/98........................    9,000,000      8,972,000
 Volkswagen of America:
   5.53%, 7/14/98..................................   20,000,000     19,960,061
   5.55%, 7/16/98..................................   20,000,000     19,953,750
 Windmill Funding Corp., 5.50%, 7/13/98............   20,000,000     19,963,333
 Wood Street Funding Inc.:
   5.57%, 7/6/98...................................   14,000,000     13,989,169
   5.56%, 7/13/98..................................   16,000,000     15,970,347
                                                                 --------------
                                                                  1,132,638,345
                                                                 --------------
BANKERS ACCEPTANCE NOTES -- 0.75%:
 Abbey National Treasury Bank Note, 5.72%, 6/11/99.    8,000,000      7,994,207
 National Australia Bank Note, 6.00%, 3/26/99......   12,200,000     12,222,312
                                                                 --------------
                                                                     20,216,519
                                                                 --------------
CORPORATE NOTES -- 20.12%
 CIT Group Holdings, Medium Term Note, 5.875%,
  12/15/98.........................................   30,000,000     30,027,751
 GE Engine Receivables Trust, (A/R), 5.73%,
  2/14/00..........................................   17,208,378     17,208,378
 Morgan Guaranty Trust Co.:
   5.93%, 8/31/98..................................   20,000,000     20,001,948
 Key Bank, Senior Note, 5.63%, 2/24/99.............    7,000,000      6,996,863

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                                      COST
                    DESCRIPTION                     FACE AMOUNT     (NOTE 2)
                    -----------                     -----------    ---------
 Key Auto Finance, 5.835%, 1/5/99.................. $  4,612,565 $    4,612,565
 Merrill Lynch Inc., (A/R), 6.85%..................  125,000,000    125,000,000
 Providian life Insurance Co., Funding Agreement,
  5.89%............................................   40,000,000     40,000,000
 Sigma Finance, Medium Term Note:
   5.84%, 8/4/98...................................   20,000,000     20,000,000
   5.95%, 10/20/98.................................   15,000,000     15,000,000
 Strats Trust 1998-C, (A/R), 5.77%, 4/13/99........   35,000,000     34,999,857
 Transamerica Life Insurance Co., Funding
  Agreement, 5.85%, 12/9/02........................   50,000,000     50,000,000
 Travelers Life Ins & Annuity Co., Funding
  Agreement
   5.85%, 11/6/98..................................   25,000,000     25,000,000
 Wachovia Bank, Medium Term Note, 5.895%, 10/2/98..   10,000,000      9,998,157
 Western & Southern Insurance Co., Funding
  Agreement, (A/R), 1/29/03........................   25,000,000     25,000,000
 Wheels Inc., Master Note, (A/R), 5.78%, 8/15/98...   75,000,000     75,000,000
 Wilmington Trust Co.:
   Amtrak 93-A, (A/R), 1/1/11......................    8,592,429      8,592,429
   Amtrak 93-I, (A/R), 1/1/11......................   10,101,919     10,101,919
   Amtrak 93-B, (A/R), 1/1/13......................   22,977,508     22,977,508
                                                                 --------------
                                                                    540,517,375
                                                                 --------------
CERTIFICATES OF DEPOSIT -- 17.49%
 Banque Nationale De Paris:
   5.815%, 10/5/98.................................   15,500,000     15,494,903
   5.65%, 2/26/99..................................   27,000,000     26,991,478
 Bayerische Wechsel Bank, 5.94%, 10/22/98..........   20,000,000     19,996,449
 Canadian Imperial Bank of Commerce, 5.94%,
  10/21/98.........................................   18,000,000     17,996,833
 Commerzbank AG:
   5.89%, 7/9/98...................................   27,000,000     27,000,018
   5.94%, 10/23/98.................................   14,000,000     13,997,492
   5.65%, 2/26/99..................................    7,000,000      6,997,791
   5.67%, 3/5/99...................................   15,000,000     14,994,430
 Credit Agricole Indosuez, 5.75%, 4/26/99..........   30,000,000     29,988,237
 Crestar Bank, 5.55%, 7/8/98.......................   10,000,000     10,000,000
 Deutsche Bank:
   5.80%, 9/5/98...................................   22,000,000     21,998,990
   5.66%, 4/14/99..................................   15,000,000     14,987,573
 Generale Bank, 6.015%, 12/16/98...................   38,500,000     38,502,541
 Norddeutsche Landesbank Girozentrale:
   5.9175%, 10/21/98...............................   26,000,000     25,995,996
   5.72%, 4/16/99..................................   23,000,000     22,985,071
 Royal Bank of Canada, 5.955%, 8/13/98.............   14,000,000     13,999,291
 Societe Generale:
   5.945%, 8/28/98.................................   19,000,000     18,998,413
   5.92%, 10/21/98.................................   20,000,000     19,996,480
   5.58%, 1/22/99 .................................   10,000,000      9,991,882
 Standard Charter Bank, 5.58%, 7/10/98.............   25,000,000     25,000,000

                       See Notes to Financial Statements.

    Pegasus Funds
  8

PEGASUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                                       COST
                    DESCRIPTION                      FACE AMOUNT     (NOTE 2)
                    -----------                      -----------    ---------
 Swiss Bank Corp.:
   5.88%, 11/19/98.................................. $ 32,000,000 $   31,997,635
   5.74%, 6/11/99...................................   19,000,000     18,989,682
 Westpac Banking Corp., 5.73%, 4/16/99..............   23,000,000     22,993,895
                                                                  --------------
                                                                     469,895,080
                                                                  --------------
TIME DEPOSITS -- 10.80%
 ABN-Amro Bank N.V., 6.375%, 7/1/98.................   40,000,000     40,000,000
 Bank of Tokyo-Mitsubishi, 6.75%, 7/1/98............   40,000,000     40,000,000
 BHF Bank AG, 6.25%, 7/1/98.........................  100,000,000    100,000,000
 National Australia Bank, 5.8125%, 7/2/98...........   25,000,000     25,000,000
 Norddeutsche Girozentrale Bank, 6.25%, 7/1/98......   20,000,000     20,000,000
 Republic National Bank NY, 6.50%, 7/1/98...........   65,000,000     65,000,000
                                                                  --------------
                                                                     290,000,000
                                                                  --------------
TOTAL INVESTMENTS...................................              $2,686,224,319
                                                                  ==============

A/R -- Adjustable Rate

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                                                       COST
                      DESCRIPTION                       FACE AMOUNT  (NOTE 2)
                      -----------                       -----------  ---------
TEMPORARY CASH INVESTMENTS -- 86.72%
  Aubrey Langston Revolving Repurchase Agreement,
   5.50%, 7/1/98 (secured by various U.S. Treasury
   Notes with maturities ranging from 1/31/00 through
   10/31/00 at various interest rates ranging from
   5.375% to 7.75%, all held at Chase Bank)............ $30,000,000 $30,000,000
  Barclays Inc., Revolving Repurchase Agreement, 5.50%,
   7/1/98 (secured by various U.S. Treasury Notes with
   maturities ranging from 6/30/99 through 7/31/00 at
   various interest rates ranging from 6.125% to 6.75%,
   all held at The Bank Of New York)...................  30,000,000  30,000,000
  Bear Stearns & Co., Inc., Revolving Repurchase Agree-
   ment, 5.90% 7/1/98 (secured by various U.S. Treasury
   Obligations with maturities ranging from 8/15/98
   through 5/15/08 at various interest rates ranging
   from 0.00% to 8.875% all held at the Custodial Trust
   Company)............................................ 168,000,000 168,000,000
  Dresdner Inc., Revolving Repurchase Agreement, 5.40%,
   7/1/98 (secured by U.S. Treasury Note maturing
   9/30/98 at an interest of 4.75%, held at Chase
   Bank)...............................................  36,000,000  36,000,000
  First Union Capital Markets, Revolving Repurchase
   Agreement, 6.00%, 7/1/98 (secured by various U.S.
   Treasury Notes with maturities ranging from 12/31/98
   through 2/15/07 at various interest rates ranging
   from 5.75% to 6.25%, all held at Bankers Trust Com-
   pany)...............................................  47,000,000  47,000,000
  Goldman Sachs Agency, Revolving Repurchase Agreement,
   5.50%, 7/1/98 (secured by U.S. Treasury Note matur-
   ing 5/15/03 at an interest rate of 5.625%, held at
   The Bank of New York)...............................  47,000,000  47,000,000
  Greenwich Capital Markets, Inc., Revolving Repurchase
   Agreement, 5.80%, 7/1/98 (secured by various U.S.
   Treasury Obligations with maturities ranging from
   8/15/98 through 2/15/08 at an interest rate of
   0.00%, all held at Chase Bank)......................  48,000,000  48,000,000
  H.S.B.C. Treasury, Revolving Repurchase Agreement,
   5.70%, 7/1/98 (secured by U.S. Treasury Notes with
   maturities ranging from 8/31/98 to 3/31/00 at inter-
   est rates ranging from 5.875% to 6.875%, all held at
   Chase Bank)......................................... 241,000,000 241,000,000
  Morgan Stanley Government Collateralized, Revolving
   Repurchase Agreement, 5.70%, 7/1/98 (secured by U.S.
   Treasury Bill with a maturity of 12/10/98 at an in-
   terest rate of 0.00%, held at The Bank of New York).  24,000,000  24,000,000
  Nomura Revolving Repurchase Agreement, 6.00%, 7/1/98
   (secured by various U.S. Treasury Obligations with
   maturities ranging from 2/15/00 through 2/15/08 at
   various interest rates ranging from 0.00% to 6.25%,
   all held at The Bank of New York)...................  47,000,000  47,000,000
  NationsBank Capital Markets, Inc., Revolving Repur-
   chase Agreement, 5.90%, 7/1/98 (secured by various
   U.S. Treasury Obligations with maturities ranging
   from 8/15/03 through 5/15/08, at various interest
   rates ranging from 0.00% to 12.00%, all held at
   Chase Bank).........................................  47,000,000  47,000,000
  Prudential Revolving Repurchase Agreement, 5.45%,
   7/1/98 (secured by U.S. Treasury Note with a matu-
   rity of 8/15/01 at an interest rate of 7.875%, held
   at The Bank of New York)............................   2,085,000   2,085,000
  Salomon Brothers, Inc., Revolving Repurchase Agree-
   ment, 5.95%, 7/1/98 (secured by various U.S. Trea-
   sury Obligations with maturities ranging from
   8/15/98 through 5/15/08 at various interest rates
   ranging from 0.00% to 12.00%, all held at Chase
   Bank)...............................................  47,000,000  47,000,000

                       See Notes to Financial Statements.

    Pegasus Funds
 10

PEGASUS TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                   AMORTIZED
                                                                      COST
                    DESCRIPTION                      FACE AMOUNT    (NOTE 2)
                    -----------                      -----------   ---------
  Societe Generale Treasury, Revolving Repurchase
   Agreement, 6.00% 7/1/98 (secured by various U.S.
   Treasury Obligations with maturities ranging from
   7/1/98 through 5/12/04 at various interest rates
   ranging from 0.00% to 9.05%, all held at Chase
   Bank)............................................ $45,000,000 $   45,000,000
                                                                 --------------
                                                                    859,085,000
                                                                 --------------
U.S. GOVERNMENT OBLIGATIONS -- 13.28%
 U.S. Treasury Notes:
   6.250%, 07/31/98.................................  20,000,000     20,009,329
   4.750%, 09/30/98.................................  10,000,000      9,975,624
   5.125%, 11/30/98.................................  40,000,000     39,906,696
   8.875%, 02/15/99.................................  40,000,000     40,799,367
   6.500%, 04/30/99.................................  40,000,000     40,303,235
   6.000%, 06/30/99.................................  50,000,000     50,245,443
                                                                 --------------
                                                                    201,239,694
                                                                 --------------
TOTAL INVESTMENTS...................................             $1,060,324,694
                                                                 ==============



                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
ALABAMA -- 1.77%
Chatam Air Pollution Control, IDR,
 CP, AMT, 10/9/98....................  VMIG 1   3.65%   $ 9,600,000 $  9,600,000
Decatur Industrial Development
 Revenue, AMT, 1/1/27................  VMIG 1   3.65%     4,500,000    4,500,000
                                                                    ------------
                                                                      14,100,000
                                                                    ------------
ALASKA -- 4.25%
Valdez Marine Revenue, Series C, CP,
 7/9/98..............................  VMIG 1   3.70%    14,000,000   14,000,000
Valdez Marine Revenue, CP, 9/11/98...  VMIG 1   3.65%    11,900,000   11,900,000
Valdez Marine Revenue, Series B,
 5/1/31..............................  VMIG 1   3.60%     8,000,000    8,000,000
                                                                    ------------
                                                                      33,900,000
                                                                    ------------
ARIZONA -- 0.75%
Chandler IDR-Parsons Municipal
 Services, 12/15/09..................  **N/R    3.70%     4,500,000    4,500,000
Farmington PCR, Arizona Public
 Services, AMT, 9/1/24...............  P 1      4.30%     1,500,000    1,500,000
                                                                    ------------
                                                                       6,000,000
                                                                    ------------
CALIFORNIA -- 0.96%
California State Veterans Revenue,
 Series A, AMT, 8/1/98...............  AA 2     8.30%     7,625,000    7,689,276
                                                                    ------------
COLORADO -- 0.88%
Fayette County Development Authority,
 IDR, 8/15/07........................  VMIG 1   4.15%     7,000,000    7,000,000
                                                                    ------------
DELAWARE -- 2.91%
Delaware State Economic Development,
 AMT, 8/1/29.........................  **N/R    3.65%    23,200,000   23,200,000
                                                                    ------------
DISTRICT OF COLUMBIA -- 3.14%
District of Columbia TRAN, Series B,
 9/30/98.............................  MIG 1    4.50%    12,000,000   12,018,120
District of Columbia TRAN, Series C,
 9/30/98.............................  MIG 1    5.00%     9,500,000    9,526,340
District of Columbia American
 University, 10/1/15.................  VMIG 1   3.60%     3,500,000    3,500,000
                                                                    ------------
                                                                      25,044,460
                                                                    ------------
FLORIDA -- 2.16%
Orange County Health Facilities
 Revenue, 11/15/26...................  **N/R    3.50%     2,750,000    2,750,000
St. Lucie County Power and Light, CP,
 8/13/98.............................  VMIG 1   3.60%    10,000,000   10,000,000
Sarasota Public Hospital, Series A,
 CP, 10/8/98.........................  VMIG 1   3.65%     4,500,000    4,500,000
                                                                    ------------
                                                                      17,250,000
                                                                    ------------
GEORGIA -- 2.28%
Burke County Development Authority,
 PCR, 7/1/24.........................  VMIG 1   3.75%     6,295,000    6,295,000
Georgia Municipal Gas, Series A, AMT,
 11/1/06.............................  **N/R    3.40%     2,300,000    2,300,000
Gwinnett County Hospital Authority,
 9/1/27..............................  **N/R    3.55%     5,000,000    5,000,000
Macon-Bibb County Hospital Revenue,
 8/1/18..............................  Aa 3     3.60%     4,550,000    4,550,000
                                                                    ------------
                                                                      18,145,000
                                                                    ------------
IDAHO -- 0.87%
Idaho Health Facilities, St. Lukes
 Medical Center, 5/1/22..............  VMIG 1   3.75%     6,900,000    6,900,000
                                                                    ------------
ILLINOIS -- 7.00%
Carol Stream Multifamily Revenue,
 AMT, 3/15/27........................  **N/R    3.65%     5,000,000    5,000,000
Chicago General Obligation, 2/4/99...  VMIG 1   3.55%    20,000,000   20,000,000
Illinois Development Authority
 Revenue, MBIA, 11/15/27.............  VMIG 1   3.55%    15,000,000   15,000,000
Illinois Development Authority
 Environment, AMT, 5/1/32............  **N/R    3.65%    14,325,000   14,325,000
Southwestern Development Authority,
 AMT, 4/1/22.........................  VMIG 1   3.90%     1,500,000    1,500,000
                                                                    ------------
                                                                      55,825,000
                                                                    ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 12

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
INDIANA -- 4.40%
Burns Harbor IDR, AMT, 3/1/16........  **N/R    3.70%   $ 9,000,000 $  9,000,000
Indiana DFA Solid Waste, CP, AMT,
 7/10/98.............................  VMIG 1   3.60%    15,000,000   15,000,000
Indiana Development Finance
 Authority, PCR, AMT, 3/1/99.........  VMIG 1   3.70%    11,100,000   11,100,000
                                                                    ------------
                                                                      35,100,000
                                                                    ------------
IOWA -- 1.00%
Iowa Finance Authority Revenue,
 6/1/19..............................  **N/R    3.65%     7,960,000    7,960,000
                                                                    ------------
KANSAS -- 0.72%
Burlington PCR, CP, AMT, 8/12/98.....  P 1      3.60%     4,000,000    4,000,000
Butler County Solid Waste Disposal,
 AMT, 8/1/24.........................  A 1      4.00%     1,700,000    1,700,000
                                                                    ------------
                                                                       5,700,000
                                                                    ------------
KENTUCKY -- 6.01%
Carroll County Solid Waste Disposal
 Rev, AMT, 11/2/24...................  VMIG 1   3.95%     3,800,000    3,800,000
Henderson Co. Solid Waste Disposal
 Rev, AMT, 3/1/15....................  VMIG 1   3.60%     9,000,000    9,000,000
Kentucky Interlocal School
 Transportation, TRAN, 6/30/99.......  SP 1+    3.90%    35,087,500   35,087,500
                                                                    ------------
                                                                      47,887,500
                                                                    ------------
LOUISIANA -- 2.99%
Calcasieu Parish Sales Tax Revenue,
 9/1/98..............................  **N/R    3.50%     3,770,000    3,770,000
Louisiana State General Obligation,
 CP, 8/10/98.........................  VMIG 1   3.45%     7,500,000    7,500,000
Plaquemines Parish, Environmental
 Rev, AMT, 5/1/25....................  P 1      3.95%     2,900,000    2,900,000
South Louisiana Port Revenue, 1/1/27.  VMIG 1   3.65%     6,900,000    6,900,000
St. Charles Pollution Control
 Revenue, AMT, 11/1/21...............  VMIG 1   3.90%     2,800,000    2,800,000
                                                                    ------------
                                                                      23,870,000
                                                                    ------------
MICHIGAN -- 5.53%
Grand Rapids Water Supply Revenue,
 1/1/20..............................  VMIG 1   3.30%     1,350,000    1,350,000
Jackson Co. Economic Development
 Corp., Limited Obligation Revenue,
 6/1/17..............................  **N/R    3.70%       100,000      100,000
Kent Hospital Finance Authority
 Revenue, Ser A, 1/15/20.............  VMIG 1   3.50%       400,000      400,000
Meridian Limited Obligation, EDC,
 11/15/14............................  **N/R    3.70%     3,000,000    3,000,000
Michigan State General Obligation
 Notes, 9/30/98......................  MIG 1    4.50%    15,000,000   15,035,993
Michigan State Housing Development
 Authority, Series A, AMT, 2/25/99...  **N/R    3.80%     4,200,000    4,200,000
Michigan State Hospital Finance
 Authority, 6/1/01...................  VMIG 1   3.45%       700,000      700,000
Michigan State Hospital Finance
 Authority, 11/1/11..................  VMIG 1   3.40%     3,300,000    3,300,000
Michigan Higher Education Student
 Loan Revenue, AMT, 10/1/15..........  VMIG 1   3.55%       100,000      100,000
Michigan State Strategic Fund Limited
 Obligation, Petoskey Plastics, Inc.,
 AMT, 8/1/16.........................  **N/R    3.70%     2,100,000    2,100,000
Michigan State Strategic Fund Limited
 Obligation, Saginaw Products Corp.,
 AMT, 9/1/17.........................  **N/R    3.70%       700,000      700,000
Michigan State Strategic Fund Limited
 Obligation, Autocam Corp., AMT,
 12/1/17.............................  **N/R    3.70%     3,000,000    3,000,000
Michigan State Strategic Fund Limited
 Obligation, AMT, 12/1/22............  **N/R    3.70%     2,200,000    2,200,000
Michigan State Hospital Finance
 Authority, 12/1/23..................  VMIG 1   3.60%       800,000      800,000
Regents of University of Michigan,
 CP, 9/9/98..........................  **N/R    3.60%     3,400,000    3,400,000
Wayne Charter County Airport Revenue,
 AMT, 12/1/16........................  VMIG 1   3.60%     3,150,000    3,150,000
Wayne Charter County Airport Revenue,
 Ser B, AMT, 12/1/16.................  VMIG 1   3.50%       500,000      500,000
                                                                    ------------
                                                                      44,035,993
                                                                    ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
MINNESOTA -- 0.60%
Minneapolis Minnesota General
 Obligation, 12/1/27.................  VMIG 1    3.40%  $ 4,750,000 $  4,750,000
                                                                    ------------
MISSISSIPPI -- 1.63%
Claiborne County Pollution Control
 Revenue, CP, 8/7/98.................  VMIG 1    3.55%   13,000,000   13,000,000
                                                                    ------------
MISSOURI -- 1.62%
Missouri State Health & Educational
 Facilities, 8/17/98.................  Aaa       3.85%    4,900,000    4,900,000
Missouri State Development Finance
 Board, 12/1/98......................  Aa 3      3.80%    8,000,000    8,000,000
                                                                    ------------
                                                                      12,900,000
                                                                    ------------
NEBRASKA -- 1.94%
Nebraska Investment Finance Authority
 Revenue Series C, AMT, 7/1/98.......  **N/R     3.95%   15,500,000   15,500,000
                                                                    ------------
NEVADA -- 2.53%
Clark County Airport Revenue, Series
 B, AMT, 7/8/98......................  VMIG 1   3.875%    8,500,000    8,500,000
Clark County Industrial Revenue, AMT,
 12/1/22.............................  VMIG 1    3.95%    8,700,000    8,700,000
Washoe County Water Facilities
 Revenue, AMT, 12/1/20...............  P 1       3.90%    3,000,000    3,000,000
                                                                    ------------
                                                                      20,200,000
                                                                    ------------
NEW YORK -- 4.77%
New York City Municipal Water
 Authority, CP, 7/10/98..............  P 1       3.90%   20,000,000   20,000,000
New York City Water, CP, 7/15/98.....  P 1       3.60%    7,000,000    7,000,000
New York State Electric & Gas
 Revenue, 12/1/98....................  Aaa       3.80%   11,000,000   11,000,000
                                                                    ------------
                                                                      38,000,000
                                                                    ------------
NORTH CAROLINA -- 2.08%
Charlotte Airport Revenue, MBIA,
 7/1/17..............................  VMIG 1    3.50%    7,000,000    7,000,000
Charlotte Mecklenberg Hospital
 Authority, 1/15/26..................  VMIG 1    3.50%    3,085,000    3,085,000
North Carolina Community Hospital
 Revenue, 8/15/18....................  **N/R     3.50%    6,500,000    6,500,000
                                                                    ------------
                                                                      16,585,000
                                                                    ------------
OHIO -- 1.64%
Ohio State Air Quality Development
 Revenue, AMT, 4/1/28................  VMIG 1    3.65%    6,200,000    6,200,000
Ohio Water Development Authority, CP,
 AMT, 8/11/98........................  **N/R     3.70%    6,850,000    6,850,000
                                                                    ------------
                                                                      13,050,000
                                                                    ------------
OREGON -- 2.40%
Oregon State Housing & Community
 Services, 5/13/99...................  MIG 1     3.75%   15,000,000   15,000,000
Port Morrow Environmental Revenue,
 AMT, 12/1/31........................  VMIG 1    4.00%    4,100,000    4,100,000
                                                                    ------------
                                                                      19,100,000
                                                                    ------------
PENNSYLVANIA -- 7.36%
Allegheny Co. IDR, VRDB, United
 Jewish Federation, 10/1/25..........  VMIG 1    3.60%    1,600,000    1,600,000
Carbon County, CP, AMT, 8/6/98.......  P 1       3.60%    5,000,000    5,000,000
Carbon County, Panther Creek, IDA,
 CP, 10/9/98.........................  P 1       3.55%    8,285,000    8,285,000
Indiana County Individual Development
 Authority, PCR, AMT, 6/1/27.........  VMIG 1    3.65%   25,000,000   25,000,000
Pennsylvania State Higher Educational
 Facilities, 4/1/17..................  VMIG 1    3.60%      200,000      200,000
Temple University Obligation, Series
 A, 5/14/99..........................  **N/R     3.78%    4,500,000    4,500,000
Venango Individual Development
 Authority, CP, AMT, 8/7/98..........  **N/R     3.60%   14,050,000   14,050,000
                                                                    ------------
                                                                      58,635,000
                                                                    ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 14

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
PUERTO RICO -- 3.14%
Puerto Rico Commonwealth, TRAN,
 Series A, 7/30/98...................  MIG 1    4.50%   $25,000,000 $ 25,014,591
                                                                    ------------
SOUTH CAROLINA -- 2.65%
Berkley County Industrial Development
 Revenue, AMT, 4/1/28................  VMIG 1   3.90%     3,000,000    3,000,000
Florence County Solid Waste Disposal
 Revenue, 4/1/28.....................  **N/R    3.90%     3,100,000    3,100,000
Piedmont Municipal Power Agency
 Revenue, 1/1/19.....................  VMIG 1   3.50%     3,000,000    3,000,000
Spartanburg County Health Services
 Revenue, 4/15/23....................  Aaa      3.65%    12,000,000   12,000,000
                                                                    ------------
                                                                      21,100,000
                                                                    ------------
SOUTH DAKOTA -- 1.19%
South Dakota Housing Development
 Authority Revenue, Series E, AMT,
 12/14/00............................  VMIG 1   3.80%     9,500,000    9,500,000
                                                                    ------------
TENNESSEE -- 2.13%
Marion County Environmental
 Authority, AMT, 8/1/98..............  **N/R    3.65%     7,000,000    7,000,000
Oak Ridge Individual Development
 Revenue, AMT, 1/1/06................  Aa 3     3.70%    10,000,000   10,000,000
                                                                    ------------
                                                                      17,000,000
                                                                    ------------
TEXAS -- 8.44%
Austin Combined Utilities, Series A,
 CP, 7/14/98.........................  P 1      3.50%    10,000,000   10,000,000
Austin Utilities, CP, 7/14/98........  P 1      3.55%     8,700,000    8,700,000
Austin Utility Systems, CP, 9/3/98...  **N/R    3.65%     4,075,000    4,075,000
Brazos River Revenue, AMT, 4/1/32....  P 1      4.30%     9,000,000    9,000,000
Gulf Coast Waste Disposal Authority,
 AMT, 5/1/23.........................  VMIG 1   3.90%     1,400,000    1,400,000
Gulf Coast, IDA, AMT, 5/1/25.........  VMIG 1   4.00%    10,700,000   10,700,000
North Central Health Facility
 Revenue, CP, 6/1/21.................  VMIG 1   3.90%     5,150,000    5,150,000
Panhandle Plan Higher Education
 Authority Revenue, Series A, AMT,
 6/1/21..............................  VMIG 1   3.50%     6,000,000    6,000,000
Texas Higher Education Authority,
 MBIA, AMT, 12/1/27..................  VMIG 1   3.55%     6,200,000    6,200,000
Texas State Revenue, TRAN, Series A,
 8/31/98.............................  MIG 1    4.75%     6,000,000    6,010,226
                                                                    ------------
                                                                      67,235,226
                                                                    ------------
UTAH -- 2.55%
Intermountain Power Agency, CP,
 9/11/98.............................  VMIG 1   3.45%     8,300,000    8,300,000
Intermountain Power Agency Revenue,
 Series E, 9/15/98...................  VMIG 1   3.45%    12,000,000   12,000,000
                                                                    ------------
                                                                      20,300,000
                                                                    ------------
VERMONT -- 1.93%
Vermont Educational Health Building
 Agency Revenue
 11/1/98.............................  Aa       3.85%     6,000,000    6,000,000
 5/1/99..............................  Aa       3.75%     5,500,000    5,500,000
Vermont Student Assistance Revenue,
 1/1/04..............................  VMIG 1   3.70%     3,900,000    3,900,000
                                                                    ------------
                                                                      15,400,000
                                                                    ------------
VIRGINIA -- 1.71%
King George County Individual
 Development Authority, AMT
 11/1/25.............................  **N/R    3.95%     6,700,000    6,700,000
 3/1/27..............................  **N/R    3.95%     2,200,000    2,200,000
Roanoke Memorial Hospital, IDA,
 Series C, 7/1/19....................  VMIG 1   3.50%     4,750,000    4,750,000
                                                                    ------------
                                                                      13,650,000
                                                                    ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST                 COST
             DESCRIPTION              RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------              ------- -------- -----------  ---------
WASHINGTON -- 1.13%
Port Seattle Revenue, AMT, 9/1/22.... VMIG 1   3.65%   $ 1,100,000 $  1,100,000
Seattle Municipal Light & Power
 Revenue, CP, 8/21/98................ VMIG 1   3.45%     7,900,000    7,900,000
                                                                   ------------
                                                                      9,000,000
                                                                   ------------
WEST VIRGINIA -- 0.75%
West Virginia Public Energy, CP,
 7/8/98.............................. Aaa      3.65%     6,000,000    6,000,000
                                                                   ------------
WYOMING -- 0.19%
Converse County Environment Revenue,
 11/1/25............................. VMIG 1   4.15%     1,500,000    1,500,000
                                                                   ------------
TOTAL INVESTMENTS....................                              $797,027,046
                                                                   ============

                            INVESTMENT ABBREVIATIONS

AMBAC-- AMBAC Indemnity Corp.
AMT-- Alternate Minimum Tax
BIGI-- Bond Investors Guaranty Insurance Co.
CP-- Commercial Paper
EDC-- Economic Development Corporation
FGIC-- Financial Guaranty Insurance Company
FSA-- Financial Securities Assurance Corp.
GO-- General Obligation
HCF-- Health Care Facilities
HR-- Housing Revenue
HDA-- Housing Development Authority
HFA-- Housing Finance Authority
IDA-- Individual Development & Export Authority
IDR-- Industrial Development Revenue
MBIA-- Municipal Bond Insurance Association
PCR-- Pollution Control Revenue
PFA-- Public Facilities Authority
TAN-- Tax Anticipation Note
TRAN-- Tax Revenue Anticipation Note
UPDATE-- Unit Priced Daily Adjustable Tax Exempt Securities
VRDB-- Variable Rate Demand Bond
VRDN-- Variable Rate Demand Note

  * Rating -- Moody's when available, otherwise Standard & Poor's.

 ** N/R -- investment is not rated, yet deemed by the Investment Advisor as an acceptable credit and having characteristics equivalent to obligations rated AA or MIG 1 by Moody's, AA or A-1+ by Standards & Poor's.

*** Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at June 30, 1998. The interest rate for all securities with maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.

                       See Notes to Financial Statements.

    Pegasus Funds
 16

PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                     AMORTIZED
                                               INTEREST                 COST
             DESCRIPTION               RATING* RATE***  FACE AMOUNT   (NOTE 2)
             -----------               ------- -------- -----------  ---------
MICHIGAN -- 100%
Ann Arbor ECD, Ltd. Obligation,
 5/1/00..............................  **NR      3.60%  $   385,000 $    385,000
Cornell Twp EDC, IDR, 7/17/98........  NR        3.75%    3,600,000    3,600,000
Delta Co. Econ Dev Corp Env Rv,
 9/10/98.............................  P 1       3.60%    3,810,000    3,810,000
Detroit Sewer Disposal, MBIA, Ser B,
 7/1/98..............................  Aaa       5.00%    6,000,000    6,000,000
Grand Rapids Water Supply, RFD,
 1/1/20..............................  VMIG 1    3.30%    4,100,000    4,100,000
Jackson Co EDC LTD OBL Rev, "AMT",
 06/1/17.............................  NR        3.70%    1,200,000    1,200,000
Kalamazoo Co. Econ Dev Corp Rev,
 9/1/15..............................  NR        4.00%    1,000,000    1,000,000
Kalamazoo Econ Dev Corp Rev, 5/15/27.  NR        3.55%    4,000,000    4,000,000
Kalamazoo Hosp Fin Auth Rev, 5/15/99.  Aaa       3.85%    1,395,000    1,395,000
Kent Hospital, VRDB-Butterworth
 Hospital, 1/15/20...................  VMIG 1    3.65%    3,800,000    3,800,000
Michigan Comprehensive Transportation
 RV RFD ESC State of Refunding Series
 1988-1, 9/1/98......................  NR       7.625%    3,000,000    3,031,012
Michigan Higher Education Student
 Loan, "AMT", AMBAC, Series XII-D,
 10/1/15.............................  VMIG 1    3.55%    3,000,000    3,000,000
Michigan Municipal Bond Authority
 Revenue Series A, 7/31/98...........  NR        4.25%    3,500,000    3,502,264
Michigan Municipal Bond Authority
 Revenue, 9/18/98....................  NR        4.50%    1,400,000    1,401,748
Michigan State Building Authority
 Revenue Series III, 10/15/98........  AA2       4.50%    5,000,000    5,009,560
Michigan State General Obligation
 Notes Unlimited Tax, 9/30/98........  MIGI      4.50%   10,000,000   10,023,995
Michigan State Hospital VRDB-Hospital
 Equipment Loan Program, Series A,
 12/1/23.............................  VMIG 1    3.60%    4,800,000    4,800,000
Michigan State Hospital Financial
 Authority Revenue Hospital Charity
 Obligation E, 11/01/11..............  VMIG 1    3.40%    4,700,000    4,700,000
Michigan State HDA, Ltd. Obligation
 VRDB:
 Laurel Valley, 12/1/07..............  VMIG 1    3.55%    3,600,000    3,600,000
 Woodland Meadows, 3/1/13............  VMIG 1    3.55%    2,000,000    2,000,000
Michigan State HDA, "AMT", 7/9/98....  VMIG 1    3.80%    5,000,000    5,000,000
Michigan State HDA, Series B, 4/1/19.  VMIG 1    3.50%    1,100,000    1,100,000
Michigan State HDA, Muni Family
 Series A, "AMT", 2/25/99............  VMIG 1    3.80%    5,000,000    5,000,000
Michigan State Strategic Fund Ltd.
 Obligation, 10/1/01.................  Aa3       3.70%    1,500,000    1,500,000
Michigan State Strategic Fund Ltd.
 Obligation AMT:
 VRDB-Dennenlease LC, 4/1/10.........  **N/R     3.70%    1,815,000    1,815,000
 VRDB-Ironwood Plastics, Inc.,
  11/1/11............................  **N/R     3.70%    1,155,000    1,155,000
 VRDB-Petoskey Plastics, Inc.,
  8/1/16.............................  **N/R     3.70%    2,000,000    2,000,000
 VRDB-Saginaw Products Corp., 9/1/17.  **N/R     3.70%    2,300,000    2,300,000
 VRDB-Quincy Str. Inc., 12/1/22......  **N/R     3.70%      800,000      800,000
Michigan State Strategic Fund PCR
 VRDN-Consumers Power Co., 9/1/00....  A 1+      3.55%    3,000,000    3,000,000
Michigan Underground, CP, 8/10/98....  P 1       3.70%    5,000,000    5,000,000
Regents of the University of
 Michigan, CP, 8/07/98...............  NR        3.63%    4,500,000    4,500,000
Wayne Charter Co. Airport AMT VRDB
 Series A, 12/1/16...................  VMIG 1    3.60%    3,200,000    3,200,000
 Series B, 12/1/16...................  VMIG 1    3.50%      200,000      200,000
                                                                    ------------
TOTAL INVESTMENTS....................                               $106,928,580
                                                                    ============

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                            INVESTMENT ABBREVIATIONS
AMT -- Alternative Minimum Tax
AMBAC -- AMBAC Indemnity Corp.
BIGI -- Bond Investors Guaranty Insurance Co.
CP -- Commercial Paper
EDC -- Economic Development Corporation
EDR -- Economic Development Revenue
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Securities Assurance Corp.
GO -- General Obligation
HCFA -- Health Care Facilities
HR -- Housing Revenue
HDA -- Housing Development Authority
HFA -- Housing Finance Authority
IDA -- Industrial Development & Export Authority
IDR -- Industrial Development Revenue
MBIA -- Municipal Bond Insurance Association
PCR -- Pollution Control Revenue
PFA -- Public Facilities Authority
RFD -- Pre-Refunded Bond
TAN -- Tax Anticipation Note
TRAN -- Tax Revenue Anticipation Note
UPDATE -- Unit Priced Daily Adjustable Tax-Exempt Securities
VRDB -- Variable Rate Demand Bond
VRDN -- Variable Rate Demand Note

  * Rating (not covered by the report of independent public accountants.) -- Moody's when available, otherwise Standard & Poor's.

 ** N/R -- investment is not rated, yet deemed by the Investment Advisor as an acceptable credit and having characteristics equivalent to obligations rated AA or MIG 1 by Moody's, AA or A-1+ by Standard & Poor's.

*** Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at June 30, 1998. The interest rate for all securities with maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.


                       See Notes to Financial Statements.

    Pegasus Funds
 18

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------
(1)GENERAL

  The Pegasus Funds (Pegasus) was organized as a Massachusetts business trust on April 21, 1987 and registered under the Investment Company Act of 1940 (the
Act), as amended, as an open-end investment company. As of June 30, 1998, Pegasus consisted of thirty separate portfolios of which there were four money market funds (the Money Market Funds or the Funds), as described below.

          PEGASUS MONEY MARKET FUND
          PEGASUS TREASURY MONEY MARKET FUND
          PEGASUS MUNICIPAL MONEY MARKET FUND
          PEGASUS MICHIGAN MUNICIPAL MONEY MARKET FUND

 The Money Market Funds commenced operations on January 4, 1988, except for the Michigan Municipal Money Market Fund and the Treasury Money Market Fund, which commenced operations on January 23, 1991 and January 1, 1993, respectively.

 The Pegasus Money Market Funds (except for the Money Market Fund which offers Class A, Class B, and Class I shares) each offer Class A shares and Class I shares. Class A shares, Class B shares and Class I shares in a fund are substantially the same except that Class A shares are subject to a shareholder services fee pursuant to the Shareholder Services Plan and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption and are subject to fees charged pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the Act and fees charged pursuant to the Shareholder Services Plan. Class I shares are not subject to any shareholder service fees or distribution 12b-1 fees.

(2)SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Money Market Funds in preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Investments
  Pursuant to Rule 2a-7 of the Act, the Money Market Funds utilize the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

 Investment security purchases and sales are accounted for on the trade date. Realized gains or losses from security transactions are recorded on the identified cost basis.

 Pegasus invests in securities subject to repurchase agreements. First Chicago NBD Investment Management Company (FCNIMCO), acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

 The Municipal and Michigan Municipal Money Market Funds invest in a majority of instruments whose stated maturity is greater than one year, but whose rate of interest is readjusted no less frequently than annually, or which possess demand features and may therefore be deemed to have a maturity equal to the period remaining until the next interest adjustment date or the demand date, whichever is longer.

                                                                Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount. Premiums and discounts are amortized/accreted as required by the Internal Revenue Code, as amended (the
Code), and generally accepted accounting principles.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying Financial Statements.

 As of December 31, 1997 the Funds have capital loss carryforwards and related expiration dates as follows:

                FUND                   1999   2001   2002    2003    2004    2005    TOTAL
-------------------------------------------------------------------------------------------
Treasury Money Market Fund            $   -- $   -- $16,000 $    -- $ 1,000 $    -- $17,000
Municipal Money Market Fund            1,000  2,000   1,000  36,000  14,000   2,000  56,000
Michigan Municipal Money Market Fund      --     --      --      --   1,000      --   1,000

 Shareholder Dividends
  On each business day except holidays the New York Stock Exchange (Exchange), FCNIMCO or its bank affiliates observe, net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly.

 Distributions from net realized capital gains, if any, are normally declared annually and paid annually, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that net realized capital gains can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.

 Expenses
  Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them. Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of the Funds or a change in expectations as to the level of actual expenses.

 Multiple Classes of Capital Shares of Beneficial Interest
  Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares of the Pegasus Money Market Fund are available only to the holders of Class B shares in the Pegasus non-money market funds who wish to exchange their shares in such funds for shares in the Pegasus Money Market Fund. Class B shares of the Pegasus Money Market Fund will automatically convert to Class A shares at the time the exchanged shares would have converted.

(3) INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Pegasus has an Investment Advisory Agreement with FCNIMCO pursuant to which FCNIMCO has agreed to provide the day-to-day management of each of the Money Market Fund's investments for a monthly fee computed daily and payable monthly, expressed as a percentage of each Money Market Fund's average daily net

    Pegasus Funds
 20

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
assets, of 0.30% of the first $1.0 billion, 0.275% of the next $1.0 billion and 0.25% of each such Money Market Fund's average daily net assets in excess of $2.0 billion.

 Pegasus has a Co-Administration Agreement with FCNIMCO and BISYS Fund Services (BISYS or Distributor) (collectively the Co-Administrators) pursuant to which the Co-Administrators have agreed to assist in all aspects of each Money Market Fund's operations for an administration fee, at an annual rate of 0.15% of each Money Market Fund's average daily net assets.

 BISYS serves as Pegasus' principal underwriter and distributor of the Funds' shares. NBD Bank (an affiliate of FCNIMCO) is also compensated for its services as Pegasus' custodian and is reimbursed for certain out-of- pocket expenses incurred on behalf of Pegasus. See Note 4 for a summary of fee rates and expenses pursuant to these agreements.

 On April 10, 1998, First Chicago NBD Investment Management Company's parent company, First Chicago NBD Corporation, entered into an agreement and plan of merger with BANC ONE CORPORATION pursuant to which First Chicago NBD Corporation will merge with and into BANC ONE CORPORATION. The merger is conditioned upon, among other things, approval by holders of a majority of the BANC ONE CORPORATION common stock, approval by holders of a majority of the First Chicago NBD Corporation common stock, and receipt of certain regulatory and governmental approvals.

(4) EXPENSES

  For the period ended June 30, 1998, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's average daily net assets):

                                                                MICHIGAN
                                      TREASURY    MUNICIPAL    MUNICIPAL
                       MONEY MARKET MONEY MARKET MONEY MARKET MONEY MARKET
                           FUND         FUND         FUND         FUND
--------------------------------------------------------------------------
       Class A Shares     0.75%        .075%        0.75%        0.75%
       Class B Shares     1.50%          N/A          N/A          N/A
       Class I Shares     0.50%        0.50%        0.50%        0.50%

 Pegasus maintains an unfunded, nonqualified deferred compensation plan. This plan allows an individual Trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

 The Funds' Class A shares and Class B shares have a Shareholder Services Plan (the "Plan") pursuant to which the Funds pay the Distributor a fee, at an annual rate of 0.25% of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholder service agents which may include FCNIMCO and their affiliates. For the period ended June 30, 1998, the Money Market Funds paid the following amounts under the Plan:

                                    AMOUNTS PAID
------------------------------------------------
       Money Market Fund             $1,349,403
       Treasury Money Market Fund       270,760
       Municipal Money Market Fund      259,617
       Michigan Municipal Money
        Market Fund                      39,892

The Money Market Fund's Class B shares have a distribution plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Money Market Fund has agreed to pay the Distributor for advertising, marketing and distributing Class B shares of the Money Market Fund at an annual rate of 0.75% of the average net assets of the Money Market Fund's outstanding Class B shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO and their affiliates with respect to these services. For the period ended June 30, 1998, the Money Market Fund paid $1,900 under the 12b-1 Plan which was retained by the Distributor.

                                                                Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(5)CAPITAL SHARE TRANSACTIONS

 Transactions in shares of the Funds are summarized below:

                                                       MONEY MARKET FUND
                                                  TREASURY MONEY MARKET FUND
                                 ----------------------------------------------------------------
                                        Six Months Ended                For the year ended
                                   June 30, 1998 (Unaudited)            December 31, 1997
                                     Amount           Shares          Amount           Shares
--------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued                    $ 2,825,495,116   2,825,495,116  $ 4,662,663,756   4,662,663,756
Dividends Reinvested                  25,317,312      25,317,312       39,487,594      39,487,594
Shares Redeemed                   (2,657,387,032) (2,657,387,032)  (4,456,727,929) (4,456,727,929)
--------------------------------------------------------------------------------------------------
Net increase (decrease)          $   193,425,396     193,425,396  $   245,423,421     245,423,421
--------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares Issued                    $     1,711,204       1,711,204  $     3,505,576       3,505,576
Dividends Reinvested                      10,351          10,351           24,606          24,606
Shares Redeemed                         (879,808)       (879,808)      (3,334,960)     (3,334,960)
--------------------------------------------------------------------------------------------------
Net increase                     $       841,747         841,747  $       195,222         195,222
--------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued                    $ 2,327,430,004   2,327,430,004  $ 5,021,318,728   5,021,318,728
Dividends Reinvested                  10,240,841      10,240,841       20,279,977      20,279,977
Shares Redeemed                   (2,015,417,869) (2,015,417,869)  (5,539,038,130) (5,539,038,130)
--------------------------------------------------------------------------------------------------
Net increase (decrease)          $   322,252,976     322,252,976  $  (497,439,425)   (497,439,425)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund  $   516,520,119     516,520,119  $  (251,820,782)   (251,820,782)
--------------------------------------------------------------------------------------------------
                                       Six Months Ended                For the year ended
                                   June 30, 1998 (Unaudited)           December 31, 1997
                                 ----------------------------------------------------------------
                                     Amount          Shares          Amount           Shares
--------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued                    $  546,356,776     546,356,776  $ 1,093,249,460   1,093,249,460
Dividends Reinvested                  5,039,733       5,039,733        8,689,041       8,689,041
Shares Redeemed                    (566,344,821)   (566,344,821)  (1,082,286,729) (1,082,286,729)
--------------------------------------------------------------------------------------------------
Net increase (decrease)          $  (14,948,312)    (14,948,312) $    19,651,772      19,651,772
--------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares Issued                                --              --               --              --
Dividends Reinvested                         --              --               --              --
Shares Redeemed                              --              --               --              --
--------------------------------------------------------------------------------------------------
Net increase                                 --              --               --              --
--------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued                    $2,046,422,213   2,046,422,213  $ 3,634,998,084   3,634,998,084
Dividends Reinvested                  1,926,761       1,926,761        4,928,721       4,928,721
Shares Redeemed                  (1,950,537,504) (1,950,537,504)  (3,949,857,520) (3,949,857,520)
--------------------------------------------------------------------------------------------------
Net increase (decrease)          $   97,811,470      97,811,470  $  (309,930,715)   (309,930,715)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund  $   82,863,158      82,863,158  $  (290,278,943)   (290,278,943)
--------------------------------------------------------------------------------------------------

    Pegasus Funds
22

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(5)CAPITAL SHARE TRANSACTIONS
TRANSACTIONS IN SHARES OF THE FUNDS ARE SUMMARIZED BELOW:

                                        MUNICIPAL MONEY MARKET FUND
                                 MICHIGAN MUNICIPAL MONEY MARKET FUND
                         ---------------------------------------------------------
                              Six Months Ended              For the year ended
                          June 30,1998 (Unaudited)          December 31, 1997
                            Amount         Shares         Amount           Shares
--------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued            $ 361,630,041   361,630,041  $   489,667,505     489,667,505
Dividends Reinvested         2,927,813     2,927,813        5,398,206       5,398,206
Shares Redeemed           (359,788,237) (359,788,237)    (472,764,413)   (472,764,413)
--------------------------------------------------------------------------------------
Net increase (decrease)  $   4,769,617     4,769,617  $    22,301,298      22,301,298
--------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued            $ 572,005,030   572,005,030  $ 1,737,844,432   1,737,844,432
Dividends Reinvested           363,196       363,196          615,941         615,941
Shares Redeemed           (541,792,285) (541,792,285)  (1,845,603,982) (1,845,603,982)
--------------------------------------------------------------------------------------
Net increase (decrease)  $  30,575,941    30,575,941  $  (107,143,609)   (107,143,609)
--------------------------------------------------------------------------------------
Net increase (decrease)
 in Fund                 $  35,345,558    35,345,558  $   (84,842,311)    (84,842,311)
--------------------------------------------------------------------------------------
                              Six Months Ended            For the year ended
                          June 30,1998 (Unaudited)        December 31, 1997
                         ---------------------------------------------------------
                            Amount         Shares        Amount         Shares
--------------------------------------------------------------------------------------
CLASS A SHARES:
Shares Issued            $  47,754,865    47,754,865  $ 151,616,093   151,616,093
Dividends Reinvested           421,207       421,207      1,604,993     1,604,993
Shares Redeemed            (40,148,067)  (40,148,067)  (196,108,154) (196,108,154)
--------------------------------------------------------------------------------------
Net increase (decrease)  $   8,028,005     8,028,005  $ (42,887,068)  (42,887,068)
--------------------------------------------------------------------------------------
CLASS I SHARES:
Shares Issued            $ 129,097,699   129,097,699  $ 233,991,240   233,991,240
Dividends Reinvested            25,935        25,935         83,422        83,422
Shares Redeemed           (133,492,084) (133,492,084)  (208,707,516) (208,707,516)
--------------------------------------------------------------------------------------
Net increase (decrease)  $  (4,368,450)   (4,368,450) $  25,367,146    25,367,146
--------------------------------------------------------------------------------------
Net increase (decrease)
 in Fund                 $   3,659,555     3,659,555  $ (17,519,922)  (17,519,922)
--------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
(6)PORTFOLIO COMPOSITION

 The Michigan Municipal Money Market Fund does not have a diversified portfolio since 100% of its investments are within the State of Michigan. Such concentrations within a particular state may subject the fund more significantly to economic changes occurring within that state.

(7)ILLIQUID SECURITIES

 The Pegasus Money Market Funds may invest not more than 10% of the value of their net assets in securities that are illiquid. Illiquid investments may include securities having legal or contractual restrictions on resale or no readily available market. At June 30, 1998, the Pegasus Money Market Fund owned the following restricted securities (constituting 6.6% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the discretion of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                        JUNE 30,
                                     ACQUISITION     PAR      VALUE       1998      PERCENTAGE
             SECURITY                   DATE        VALUE    PER UNIT    VALUE     OF NET ASSETS     COST
-------------------------------------------------------------------------------------------------------------
Allstate Life Insurance Company        4/18/95   $10,000,000  $1.00   $ 10,000,000      0.4%     $ 10,000,000
Commonwealth Life Insurance Company    4/18/95     5,000,000   1.00      5,000,000      0.2         5,000,000
Travelers Life Insurance Company      11/06/97    25,000,000   1.00     25,000,000      0.9        25,000,000
Peoples Security Life Insurance
 Company                              04/18/95    10,000,000   1.00     10,000,000      0.4        10,000,000
Providian Life & Health Insurance
 Company                               5/13/98    40,000,000   1.00     40,000,000      1.5        40,000,000
SunAmerica Life Insurance Company     07/01/97    14,000,000   1.00     14,000,000      0.5        14,000,000
SunAmerica Life Insurance Company      4/18/95    25,000,000   1.00     25,000,000      0.9        25,000,000
Transamerica Life Insurance and
 Annuity Company                      12/09/96    50,000,000   1.00     50,000,000      1.8        50,000,000
-------------------------------------------------------------------------------------------------------------
                                                                      $179,000,000      6.6%     $179,000,000
-------------------------------------------------------------------------------------------------------------


    Pegasus Funds
 24

                           [INTENTIONALLY LEFT BLANK]

                                                                Pegasus Funds

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of net investment income and distributions from net investment income for the Money Market Funds. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.
These financial highlights have been derived from the financial statements of the Money Market Funds and other information for the periods presented.

              NET ASSET             NET REALIZED             DISTRIBUTIONS
                VALUE      NET     AND UNREALIZED TOTAL FROM   FROM NET
              BEGINNING INVESTMENT   LOSSES ON    INVESTMENT  INVESTMENT       TOTAL
              OF PERIOD   INCOME    INVESTMENTS   OPERATIONS    INCOME     DISTRIBUTIONS
              --------- ---------- -------------- ---------- ------------- -------------
MONEY MARKET FUND
CLASS A
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $1.0000    0.0247         --         0.0247     (0.0247)      (0.0247)
December 31,
 1997          $1.0000    0.0491         --         0.0491     (0.0491)      (0.0491)
December 31,
 1996          $1.0000    0.0488         --         0.0488     (0.0488)      (0.0488)
December 31,
 1995          $1.0000    0.0549         --         0.0549     (0.0549)      (0.0549)
December 31,
 1994          $1.0000    0.0378         --         0.0378     (0.0378)      (0.0378)
December 31,
 1993          $1.0000    0.0281         --         0.0281     (0.0281)      (0.0281)
CLASS B
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $1.0000    0.0209         --         0.0209     (0.0209)      (0.0209)
December 31,
 1997          $1.0000    0.0421         --         0.0421     (0.0421)      (0.0421)
December 31,
 1996(/1/)     $1.0000    0.0117         --         0.0117     (0.0117)      (0.0117)
CLASS I
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $1.0000    0.0260         --         0.0260     (0.0260)      (0.0260)
December 31,
 1997          $1.0000    0.0516         --         0.0516     (0.0516)      (0.0516)
December 31,
 1996(/2/)     $1.0000    0.0373         --         0.0373     (0.0373)      (0.0373)
----------------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
CLASS A
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $0.9999    0.0242         --         0.0242     (0.0242)      (0.0242)
December 31,
 1997          $0.9999    0.0481         --         0.0481     (0.0481)      (0.0481)
December 31,
 1996          $1.0000    0.0474      (0.0001)      0.0473     (0.0474)      (0.0474)
December 31,
 1995          $1.0000    0.0539         --         0.0539     (0.0539)      (0.0539)
December 31,
 1994          $1.0000    0.0370         --         0.0370     (0.0370)      (0.0370)
December 31,
 1993          $1.0000    0.0273         --         0.0273     (0.0273)      (0.0273)
CLASS I
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $1.0000    0.0254         --         0.0254     (0.0254)      (0.0254)
December 31,
 1997          $1.0000    0.0507         --         0.0507     (0.0507)      (0.0507)
December 31,
 1996(/2/)     $1.0000    0.0361         --         0.0361     (0.0361)      (0.0361)
----------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND
CLASS A
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $0.0997    0.0143         --         0.0143     (0.0143)      (0.0143)
December 31,
 1997          $0.9997    0.0296         --         0.0296     (0.0296)      (0.0296)
December 31,
 1996          $1.0000    0.0295      (0.0003)      0.0292     (0.0295)      (0.0295)
December 31,
 1995          $1.0000    0.0335         --         0.0335     (0.0335)      (0.0335)
December 31,
 1994          $1.0000    0.0242         --         0.0242     (0.0242)      (0.0242)
December 31,
 1993          $1.0000    0.0196         --         0.0196     (0.0196)      (0.0196)
CLASS I
 SHARES
SIX MONTHS
 ENDED
 6/30//98
 (UUNAUDITED)  $0.9999    0.0155         --         0.0155     (0.0155)      (0.0155)
December 31,
 1997          $1.0000    0.0322      (0.0001)      0.0321     (0.0322)      (0.0322)
December 31,
 1996(/2/)     $1.0000    0.0232         --         0.0232     (0.0232)      (0.0232)
----------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL MONEY MARKET FUND
CLASS A
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $1.0000    0.0139         --         0.0139     (0.0139)      (0.0139)
December 31,
 1997          $1.0000    0.0296         --         0.0296     (0.0296)      (0.0296)
December 31,
 1996          $1.0000    0.0289         --         0.0289     (0.0289)      (0.0289)
December 31,
 1995          $1.0000    0.0329         --         0.0329     (0.0329)      (0.0329)
December 31,
 1994          $1.0000    0.0235         --         0.0235     (0.0235)      (0.0235)
December 31,
 1993          $1.0000    0.0181         --         0.0181     (0.0181)      (0.0181)
CLASS I
 SHARES
SIX MONTHS
 ENDED
 6/30/98
 (UNAUDITED)   $1.0000    0.0152         --         0.0152     (0.0152)      (0.0152)
December 31,
 1997          $1.0000    0.0321         --         0.0321     (0.0321)      (0.0321)
December 31,
 1996(/2/)     $1.0000    0.0225         --         0.0225     (0.0225)      (0.0225)
----------------------------------------------------------------------------------------

(/1/For)the period September 14, 1996 (initial offering of Class B Shares)
    through December 31, 1996.
(/2/For)the period March 30, 1996 (initial offering date of Class I Shares)
    through December 31, 1996.
+ Annualized.
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

    Pegasus Funds
 26

PEGASUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

                                                                              RATIO OF
                                                             RATIO OF NET     EXPENSES
                                                 RATIO OF     INVESTMENT   TO AVERAGE NET
                                NET ASSETS       EXPENSES     INCOME TO   ASSETS (EXCLUDING
NET ASSET VALUE                END OF PERIOD  TO AVERAGE NET AVERAGE NET   FEE WAIVERS AND
 END OF PERIOD   TOTAL RETURN (000'S OMITTED)     ASSETS        ASSETS     REIMBURSEMENTS)
---------------  ------------ --------------- -------------- ------------ -----------------
    $1.0000         5.00%+      $1,167,246        0.75%+        4.95%+         0.75%+
    $1.0000         5.04%       $  973,821        0.74%         4.90%          0.74%
    $1.0000         4.99%       $  728,397        0.63%         4.87%            --
    $1.0000         5.63%       $1,639,695        0.51%         5.49%            --
    $1.0000         3.86%       $1,323,040        0.47%         3.78%            --
    $1.0000         2.85%       $1,326,693        0.49%         2.81%            --
    $1.0000         4.22%+      $    1,180        1.50%+        4.20%+         1.50%+
    $1.0000         4.29%       $      338        1.49%         4.15%          1.49%
    $1.0000         4.70%+      $      143        1.48%+        3.99%+           --
    $1.0000         5.26%+      $1,540,126        0.50%+        5.20%+         0.50%+
    $1.0000         5.29%       $1,217,873        0.49%         5.15%          0.49%
    $1.0000         5.06%+      $1,715,313        0.51%+        4.99%+           --
-------------------------------------------------------------------------------------------
    $0.9999         4.88%+      $  219,101        0.70%+        4.84%+           --
    $0.9999         4.92%       $  234,050        0.70%         4.80%            --
    $0.9999         4.83%       $  214,398        0.56%         4.82%            --
    $1.0000         5.53%       $  927,696        0.53%         5.39%            --
    $1.0000         3.77%       $  785,694        0.50%         3.70%            --
    $1.0000         2.77%       $  854,873        0.50%         2.73%            --
    $1.0000         5.14%+      $  843,484        0.45%+        5.09%+           --
    $1.0000         5.18%       $  745,673        0.45%         5.05%            --
    $1.0000         4.89%+      $1,055,604        0.53%+        4.85%+           --
-------------------------------------------------------------------------------------------
    $0.9997         2.88%+      $  209,296        0.72%+        2.86%+           --
    $0.9997         3.01%       $  204,527        0.73%         2.96%            --
    $0.9997         2.96%       $  182,226        0.60%         2.97%            --
    $1.0000         3.41%       $  564,413        0.53%         3.35%            --
    $1.0000         2.45%       $  550,736        0.51%         2.42%            --
    $1.0000         1.98%       $  498,706        0.51%         1.96%            --
    $0.9999         3.12%+      $  555,368        0.47%+        3.11%+           --
    $0.9999         3.26%       $  524,793        0.48%         3.21%            --
    $1.0000         3.13%+      $  631,938        0.51%+        3.06%+           --
-------------------------------------------------------------------------------------------
    $1.0000         2.80%+      $   37,230        0.75%+        2.79%+         0.76%+
    $1.0000         3.00%       $   29,202        0.75%         2.95%          0.79%
    $1.0000         2.93%       $   72,089        0.74%         2.87%          0.77%
    $1.0000         3.32%       $  122,057        0.69%         3.30%          0.76%
    $1.0000         2.38%       $   78,640        0.67%         2.35%          0.75%
    $1.0000         1.83%       $   52,557        0.65%         1.81%            --
    $1.0000         3.06%+      $   70,519        0.50%+        3.04%+         0.51%+
    $1.0000         3.26%       $   74,888        0.50%         3.20%          0.54%
    $1.0000         3.03%+      $   49,521        0.59%+        3.02%+         0.62%+
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                Pegasus Funds

                         PEGASUS CASH MANAGEMENT FUNDS

                             Cash Management Fund

                         Treasury Cash Management Fund

                                Treasury Prime
                             Cash Management Fund

                          U.S. Government Securities
                             Cash Management Fund

                        Municipal Cash Management Fund

                              SEMI-ANNUAL REPORT

                                 June 30, 1998

PLEASE READ CAREFULLY: THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

                         PEGASUS CASH MANAGEMENT FUNDS

                               TABLE OF CONTENTS

         Letter to Shareholders.............................   1

         Statements of Assets and Liabilities...............   3

         Statements of Operations...........................   4

         Statements of Changes in Net Assets................   5

         Portfolio of Investments...........................   7

         Notes to Financial Statements......................  20

         Financial Highlights...............................  28


                               INVESTMENT ADVISER
           First Chicago NBD Investment Management Company (FCNIMCO)
                 Three First National Plaza, Chicago, IL 60670

                               ----------------

                                  DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                               Columbus, OH 43219

                                                                   June 30, 1998

Dear Pegasus Shareholder,

We are pleased to present your Semi-Annual Report for the Pegasus Cash Management Funds dated June 30, 1998. As of June 30, 1998 the seven-day annualized SEC yields for the following Pegasus Funds were:

                                                           INSTITUTIONAL SERVICE
                                                              SHARES     SHARES
                                                           ------------- -------
   Cash Management Fund...................................     5.42%      5.17%
   Treasury Cash Management Fund..........................     5.45%      5.20%
   Treasury Prime Cash Management Fund....................     4.87%      4.62%
   U.S. Government Securities Cash Management Fund........     5.52%      5.27%
   Municipal Cash Management Fund*........................     3.41%      3.16%

This report contains the portfolios and financial statements for the Pegasus Cash Management Funds. All of the Funds purchase high quality money market securities in accordance with their investment objectives and respective management policies.

As of June 30, 1998, the Pegasus Cash Management Fund, the Pegasus Treasury Cash Management Fund, the Pegasus Treasury Prime Cash Management Fund, the Pegasus U.S. Government Securities Cash Management Fund and the Municipal Cash Management Fund were each assigned a "AAAm" rating by Standard & Poor's Rating Group and a "Aaa" rating by Moody's Investors Service, Inc. These ratings reflect the Funds' capacity to maintain principal and limit exposure to loss. These ratings are historical and are based upon the Cash Management Funds' credit quality, market price exposure and management. They signify that the Cash Management Funds' safety is excellent and that they have a superior capacity to maintain a $1.00 net asset value per share.

The investment adviser to the Pegasus Funds, First Chicago NBD Investment Management Company, brings you the expertise and heritage of an institution that has been managing money for over 100 years. We thank you for the confidence you have expressed by investing in the Pegasus Funds. We will continue to earn your trust by pursuing an investment strategy which seeks to provide competitive yields while protecting the value of your principal.

LOGO
Deborah Edwards

Managing Director
First Chicago NBD Investment Management Company

  *The fund's income may be subject to the federal alternative minimum tax.

                     A MESSAGE FROM THE INVESTMENT ADVISER

                                                                   June 30, 1998

Dear Pegasus Funds Shareholder,

The year has proven both exciting and rewarding thus far:

Both the stock and bond markets continue to provide excellent returns with the S&P 500* advancing almost 18 percent, the foreign markets, as measured by the Morgan Stanley EAFE Index**, advancing 16 percent and Lehman Brothers Aggregate Index*** (bonds) providing a 4% return. We believe the domestic economic picture remains healthy as does the European outlook. The primary dark cloud remains the troubled Asian arena. We look for a continued good domestic environment although we do not expect the market to advance as sharply in the second half of the year.

The Pegasus Family continues to grow with the recent launch of the Short Municipal Bond Fund and the launch of an extended index fund in August of this year. At that time the family will offer 9 equity funds, 10 fixed income funds, 9 money market funds, 3 managed asset funds (balanced funds) as well as a fixed annuity and a group of variable annuity funds.

In May of this year, the parent of the advisor, First Chicago NBD Corp., announced plans to merge with BANC ONE CORPORATION. BANC ONE also has a strong and proven investment management organization which, when combined with your adviser, should provide an increased variety of investment options supported by a stronger, more experienced combined organization. As the merger progresses we will provide you with more information.

The investment adviser to the Pegasus Funds, First Chicago NBD Investment Management Company, brings to you the expertise and heritage of an institution that has been managing money for over 100 years. Our investment philosophy is a simple one: a disciplined investment approach that seeks above average performance over time while maintaining average risk.

I would like to thank you for the opportunity to serve your investment needs, we appreciate that there are few greater trusts than the granting of ones investments funds to an advisor.

LOGO
George F. Abel

Chief Investment Officer
First Chicago NBD Investment Management Company

  * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

 ** The Morgan Stanley EAFE Index is an unmanaged index generally representative of the foreign equity market as a whole.

*** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                            TREASURY   TREASURY PRIME
                               CASH           CASH          CASH      U.S. GOVERNMENT  MUNICIPAL CASH
                            MANAGEMENT     MANAGEMENT    MANAGEMENT   SECURITIES CASH    MANAGEMENT
                               FUND           FUND          FUND      MANAGEMENT FUND       FUND
                          ---------------------------------------------------------------------------
ASSETS:
Investments in securi-
 ties:
 At cost                  $2,114,400,253  $301,014,125  $439,334,900  $1,259,430,533    $419,690,964
-----------------------------------------------------------------------------------------------------
 At amortized cost        $2,117,339,931  $309,896,236  $439,716,112  $1,259,645,464    $419,438,267
Cash                                 676           208           462             500          36,300
Interest receivable            9,582,253     1,801,228     5,117,257       4,635,545       2,296,680
Deferred organization
 costs, net                       54,225        15,838        24,469          49,950          15,040
Prepaids and other               210,697        22,136        38,445          27,499          18,189
-----------------------------------------------------------------------------------------------------
 TOTAL ASSETS              2,127,187,782   311,735,646   444,896,745   1,264,358,958     421,804,476
-----------------------------------------------------------------------------------------------------
LIABILITIES:
Accrued investment advi-
 sory fees                       348,181        57,970        69,039         259,077          71,367
Accrued administration
 fees                            261,136        43,478        52,168         171,939          53,525
Shareholder service fees
 payable (Service
 Shares)                         678,542       188,479       181,292         260,071          37,168
Accrued custodian fees             3,317         1,409           877             840             402
Dividends payable              8,532,927     1,449,582     1,500,060       5,807,903       1,131,523
Other payable and ac-
 crued expenses                    9,426         2,302         3,222          80,781          10,136
-----------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES             9,833,529     1,743,220     1,806,658       6,580,611       1,304,121
-----------------------------------------------------------------------------------------------------
 NET ASSETS               $2,117,354,253  $309,992,426  $443,090,087  $1,257,778,347    $420,500,355
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE AND RE-
 DEMPTION PRICE PER
 SHARE:
INSTITUTIONAL SHARES:
 Net Assets               $  928,341,028  $ 22,868,856  $ 92,324,603  $  810,685,995    $352,314,800
 Capital shares              928,500,029    22,868,856    92,323,956     811,092,142     352,314,800
-----------------------------------------------------------------------------------------------------
 Net asset value and re-
  demption price per
  share                   $         1.00  $       1.00  $       1.00  $         1.00    $       1.00
-----------------------------------------------------------------------------------------------------
SERVICE SHARES:
 Net assets               $1,189,013,225  $287,123,570  $350,765,484  $  447,092,352    $ 68,185,555
 Capital shares            1,189,056,122   287,123,570   350,757,019     447,193,168      68,185,555
-----------------------------------------------------------------------------------------------------
 Net asset value and re-
  demption price per
  share                   $         1.00  $       1.00  $       1.00  $         1.00    $       1.00
-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Capital shares
  (unlimited number of
  shares authorized, par
  value $.01 per share)   $   21,175,561  $  3,099,924  $  4,430,809  $   12,582,853    $  4,205,004
 Additional paid-in cap-
  ital                     2,096,380,592   306,892,502   438,650,166   1,245,702,457     416,295,351
 Accumulated
  undistributed net
  realized gains
  (losses)                      (201,900)           --         9,112        (506,963)             --
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS          $2,117,354,253  $309,992,426  $443,090,087  $1,257,778,347    $420,500,355
-----------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                            TREASURY     TREASURY PRIME  U.S. GOVERNMENT    MUNICIPAL
                         CASH MANAGEMENT CASH MANAGEMENT CASH MANAGEMENT SECURITIES CASH CASH MANAGEMENT
                              FUND            FUND            FUND       MANAGEMENT FUND      FUND
                         -------------------------------------------------------------------------------
INVESTMENT INCOME          $55,390,037     $7,630,824      $8,478,172      $32,398,064     $6,258,664
--------------------------------------------------------------------------------------------------------
EXPENSES:
 Investment advisory fee     1,932,803        273,502         323,595        1,106,548        346,324
 Administration fees         1,449,603        205,126         242,696          861,304        259,743
 Service plan fees
  (Service Shares)           1,276,216        331,355         328,348          506,132         69,817
 Custodial fees                 20,842            183           3,969            4,630            167
 Registration and filing
  fees                          59,533          8,782          11,528           36,727         10,371
 Professional fees              35,818         14,406          14,774           25,536         14,720
 Amortization of de-
  ferred organization
  costs                         17,195          4,959          12,670           15,928          4,959
 Transfer Agent Fee             89,106          3,738           4,336           18,203          4,577
 Other expenses                102,055         11,205          22,624           20,707         18,689
 Less: Expense reim-
  bursements                  (324,469)       (43,271)        (69,905)         (79,681)       (52,111)
--------------------------------------------------------------------------------------------------------
 NET EXPENSES                4,658,702        809,985         894,635        2,516,034        677,256
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME      $50,731,335     $6,820,839      $7,583,537      $29,882,030     $5,581,408
--------------------------------------------------------------------------------------------------------
NET REALIZED GAINS ON
 INVESTMENTS                        --             --           7,371            4,388             --
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS FROM OPERATIONS      $50,731,335     $6,820,839      $7,590,908      $29,886,418     $5,581,408

--------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

  Pegasus Funds
4

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         TREASURY
                                                                      CASH MANAGEMENT
                               CASH MANAGEMENT FUND                        FUND
                         -----------------------------------------------------------------------
                           Six Months                         Six Months
                              Ended                             Ended
                          June 30, 1998      Year Ended     June 30, 1998       Period Ended
                           (Unaudited)    December 31, 1997  (Unaudited)    December 31, 1997(a)
                         -----------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $    50,731,335   $    50,222,489  $    6,820,839     $   3,335,785
 Net realized gains
  (losses) on invest-
  ments                               --                --              --                --
------------------------------------------------------------------------------------------------
 Net increase in net as-
  sets from operations        50,731,335        50,222,489       6,820,839         3,335,785
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
 HOLDERS FROM NET IN-
 VESTMENT INCOME:
 Institutional Shares        (24,360,340)      (25,209,373)       (220,311)          (25,600)
 Service Shares              (26,370,995)      (25,013,116)     (6,600,528)       (3,310,185)
------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders               (50,731,335)      (50,222,489)     (6,820,839)       (3,335,785)
------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold                     6,448,793,600     9,535,537,549     924,102,453       569,961,617
 Net asset value of
  shares issued in rein-
  vestment of distribu-
  tions to shareholders        2,319,699         4,462,385              --                --
------------------------------------------------------------------------------------------------
                           6,451,113,299     9,539,999,934     924,102,453       569,961,617
 Less: payments for
  shares redeemed         (6,031,791,884)   (8,960,162,558)   (820,682,032)     (363,389,612)
------------------------------------------------------------------------------------------------
 Net increase in net as-
  sets from capital
  share transactions         419,321,415       579,837,376     103,420,421       206,572,005
------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS                        419,321,415       579,837,376     103,420,421       206,572,005
NET ASSETS:
 Beginning of period       1,698,032,838     1,118,195,462     206,572,005                --
------------------------------------------------------------------------------------------------
 End of period           $ 2,117,354,253   $ 1,698,032,838  $  309,992,426     $ 206,572,005

--------------------------------------------------------------------------------
(a)For the period from September 12, 1997 (commencement of operations) through December 31, 1997.

                See accompanying Notes to Financial Statements.

                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

--------------------------------------------------------------------------------

                                 TREASURY PRIME             U.S. GOVERNMENT SECURITIES       MUNICIPAL CASH MANAGEMENT
                              CASH MANAGEMENT FUND             CASH MANAGEMENT FUND                     FUND
                         ------------------------------------------------------------------------------------------------
                           Six Months                       Six Months                        Six Months
                             Ended         Year Ended          Ended         Year Ended         Ended       Period Ended
                         June 30, 1998    December 31,     June 30, 1998    December 31,    June 30, 1998   December 31,
                          (Unaudited)         1997          (Unaudited)         1997         (Unaudited)       1997(b)
                         ------------------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $    7,583,537  $    11,652,050  $    29,882,030  $    37,744,030  $    5,581,408  $   2,483,210
 Net realized gains
  (losses) on
  investments                     7,371             (507)           4,388            4,536              --             --
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net
  assets from operations      7,590,908       11,651,543       29,886,418       37,748,566       5,581,408      2,483,210
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM NET
 INVESTMENT INCOME:
 Institutional Shares        (1,485,031)      (1,457,277)     (19,628,548)     (24,156,026)     (4,721,874)    (1,845,036)
 Service Shares              (6,098,506)     (10,194,773)     (10,253,482)     (13,588,004)       (859,534)      (638,174)
--------------------------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders               (7,583,537)     (11,652,050)     (29,882,030)     (37,744,030)     (5,581,408)    (2,483,210)
--------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold                      962,434,225    2,338,002,420    3,646,681,674    5,164,514,378     809,863,158    523,029,206
 Net asset value of
  shares issued in
  reinvestment of
  distributions to
  shareholders                  413,689          395,431          874,240        1,116,975          42,128         13,719
--------------------------------------------------------------------------------------------------------------------------
                            962,847,914    2,338,397,851    3,647,555,914    5,165,631,353     809,905,286    523,042,925
 Less: payments for
  shares redeemed          (844,168,160)  (2,299,154,786)  (3,281,809,475)  (4,849,816,940)   (647,643,686)  (264,804,170)
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
  sets from capital
  share transactions        118,679,754       39,243,065      365,746,439      315,814,413     162,261,600    258,238,755
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
 SETS                       118,687,125       39,242,558      365,750,827      315,818,949     162,261,600    258,238,755
NET ASSETS:
 Beginning of period        324,402,962      285,160,404      892,027,520      576,208,571     258,238,755             --
--------------------------------------------------------------------------------------------------------------------------
 End of period           $  443,090,087  $   324,402,962  $ 1,257,778,347  $   892,027,520  $  420,500,355  $ 258,238,755
--------------------------------------------------------------------------------------------------------------------------

(b)For the period from August 18, 1997 (commencement of operations) through December 31, 1997.

                See accompanying Notes to Financial Statements.

  Pegasus Funds
6

PEGASUS CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                        FACE     AMORTIZED COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------    --------------
TEMPORARY CASH INVESTMENTS -- 7.19%
 Lehman Brothers Agency Revolving Repurchase
  Agreement, 6.10%, 7/1/98 (secured by various U.S.
  Treasury obligations with maturities ranging from
  7/1/98 through 5/12/04 at various interest rates
  ranging from 0.00% to 9.05%, all held at Chase
  Bank.............................................. $56,882,000 $   56,882,000
 Nomura Agency Revolving Repurchase Agreement,
  6.00%, 7/1/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 2/15/00 through
  2/15/08 at various interest rates ranging from
  0.00% to 6.25%, all held at The Bank of New York).  36,000,000     36,000,000
 Prudential Revolving Repurchase Agreement, 5.45%,
  7/1/98 (secured by U.S. Treasury Note with a
  maturity of 8/15/01 at an interest rate of 7.875%,
  held at The Bank of New York).....................   7,279,000      7,279,000
 Smith Barney Inc., Revolving Repurchase Agreement,
  6.10%, 7/1/98%, (secured by U.S. Treasury & Agency
  obligations with maturities ranging from 7/7/98
  through 4/25/08 at various interest rates ranging
  from 0.00% to 9.00%, all held at The Bank of New
  York).............................................  52,200,000     52,200,000
                                                                 --------------
                                                                    152,361,000
                                                                 --------------
COMMERCIAL PAPER -- 38.00%
 Apreco, Inc. 5.56%, 7/21/98........................  25,000,000     24,922,778
 Aspen Funding Corp., 6.50%, 7/1/98.................  90,000,000     90,000,000
 Banca Serafin S.A., 5.65%, 8/31/98.................  20,000,000     19,808,528
 Barton Capital Corp., 5.55%, 7/13/98...............  20,000,000     19,963,000
 Bell Atlantic Network Funding Corp., 5.56%, 8/3/98.  18,000,000     17,908,260
 Cassie Des Depots ET Cosignations, 6.25%, 7/1/98...  56,000,000     56,000,000
 Centric Capital Corporation, 5.54%, 7/30/98........  20,000,000     19,910,744
 Centric Capital Corporation, 5.55%, 7/14/98........  10,000,000      9,979,958
 Charta Corporation, 5.55%, 7/10/98.................  35,000,000     34,951,438
 Corporate Receivables Corp., 5.54%, 7/8/98.........  50,000,000     49,946,138
 FPL Group Capital, Inc., 6.40%, 7/1/98.............  65,000,000     65,000,000
 Glencore Asset Funding Corp., 5.55%, 7/7/98........  30,871,000     30,842,444
 Greenwich Funding Corporation, 5.50%, 7/15/98......  25,000,000     24,946,528
 Harris Trust and Savings Bank, 5.56%, 7/27/98......  25,000,000     25,000,000
 Kitty Hawk Funding Corp., 5.50%, 7/15/98...........  10,138,000     10,116,316
 Market Street Funding Corp., 5.55%, 7/16/98........  35,000,000     34,919,063
 Mont Blanc Capital Corp., 5.60%, 7/21/98...........  25,000,000     24,922,222
 Oyster Creek Fuel Corp., 5.60%, 7/2/98.............  20,045,000     20,041,882
 Province of Quebec, 5.44%, 1/14/99.................  35,000,000     33,958,089
 Ranger Funding Corporation, 5.53%, 7/15/98.........  10,000,000      9,978,494
 San Paolo Financial Co., 6.25%, 7/1/98.............  90,000,000     90,000,000

                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                        FACE     AMORTIZED COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------    --------------
 TMI-1 Fuel Corp., 5.55%, 7/9/98,................... $27,498,000 $   27,464,086
 Variable Funding Capital Corp., 6.40%, 7/1/98......  39,000,000     39,000,000
 Windmill Funding Corporation, 5.50%, 7/17/98.......  25,000,000     24,938,889
                                                                 --------------
                                                                    804,518,857
                                                                 --------------
NOTES -- 15.37%
 Abbey National Treasury Securities Bank Note,
  5.72%, 6/11/9.....................................  25,000,000     24,981,898
 Associates Corp. of North America, Senior Note,
  6.50%, 9/9/98.....................................   8,000,000      8,008,621
 CIT Group Holdings Medium Term Note, 5.875%,
  12/15/98..........................................  20,000,000     20,018,501
 General American Life Funding Agreement, 5.93%,
  7/31/98...........................................  30,000,000     30,000,000
 GE Engine Receivable Trust, VR Note, 5.73%,
  2/14/00...........................................   6,877,112      6,877,112
 Key Auto Finance, 5.835%, 1/5/99...................   1,153,141      1,153,141
 KBL Capital Funding, Series A, V/R, 5/1/27.........   2,935,000      2,935,000
 North Jersey Health Care, Inc., V/R, 12/01/27......   5,110,000      5,110,000
 Pennsylvania Economic Devlopment Funding Authority
  Revenue, V/R, 8/1/10..............................   6,200,000      6,200,000
 Providian Life and Health Insurance Co., 5.89%,
  7/31/98...........................................  35,000,000     35,000,000
 Saegertown Co. PA, V/R, 12/1/03....................   4,815,000      4,815,000
 Sigma Finance Medium Term Note, 5.84%, 8/4/98......   2,000,000      2,000,000
 Sigma Finance Medium Term Note, 5.95%, 10/20/98....  15,000,000     15,000,000
 Strats Trust 1998-C, 144A, V/R, 4/13/99............  35,000,000     34,999,857
 SunAmerica Life Insurance Company, 5.82%, 11/19/98.  25,000,000     25,000,000
 Travelers Insurance Company, 5.85%, 11/6/98........  25,000,000     25,000,000
 Travelers Insurance Company, 5.75%, 12/11/98.......  25,000,000     25,000,000
 Wachovia Bank, Medium Term Note, 5.895%, 10/2/98...  10,000,000      9,998,157
 Western and Southern Life Insurance Co., 5.73%,
  1/29/03...........................................  25,000,000     25,000,000
 Wilmington Trust Co., Series B Amtrak 93-B, V/R,
  1/1/13............................................  18,403,050     18,403,050
                                                                 --------------
                                                                    325,500,337
                                                                 --------------
CERTIFICATES OF DEPOSIT -- 9.44%
 Bank of Nova Scotia, 5.65%, 3/23/99................  20,000,000     19,982,823
 Banque National De Paris, 5.65%, 2/26/99...........  20,000,000     19,993,688
 Bayerische Landesbank Girozentrale, 5.635%,
  3/15/99...........................................  15,000,000     14,992,782
 Canadian Imperial Bank of Commerce, 5.65%, 2/4/99..  25,000,000     25,000,000
 Commerzbank AG , 5.89%, 7/9/98.....................   5,000,000      5,000,003
 Credit Commercial De France, 5.90%, 9/17/98........  20,000,000     19,997,957
 Credit Suisse First Boston Bank, 5.80%, 6/11/99....  10,000,000     10,000,000
 Morgan Guaranty Trust, 5.80%, 7/28/98..............   2,000,000      1,999,995

  Pegasus Funds
8

PEGASUS CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                        FACE     AMORTIZED COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------    --------------
 Norddeutsche Landesbank Girozentrale, 5.9175%,
  10/21/98......................................... $ 10,000,000 $    9,998,460
 Royal Bank of Canada, 5.88%, 9/17/98..............   15,000,000     15,000,920
 Societe Generale, 5.945%, 8/28/98.................    3,000,000      2,999,749
 Societe Generale, 5.96%, 9/15/98..................   20,000,000     20,003,510
 Swiss Bank Corp., 5.88%, 11/19/98.................   10,000,000      9,999,262
 Swiss Bank Corp., 5.74%, 6/11/99..................   10,000,000      9,994,569
 Westpac Banking Corp., 5.73%, 4/16/99.............   15,000,000     14,996,019
                                                                 --------------
                                                                    199,959,737
                                                                 --------------
TIME DEPOSITS -- 30.00%
 ABN-Amro Bank N. V., 6.375%, 7/1/98...............   90,000,000     90,000,000
 Banco Bilbao Vizcaya, 6.75%, 7/1/98...............   45,000,000     45,000,000
 Bank of Tokyo -- Mitsubishi, 6.75%, 7/1/98........   35,000,000     35,000,000
 Cassa Di Risparmio Delle Provincie Lomarde,
  6.1875%, 7/1/98..................................   90,000,000     90,000,000
 Deutsche Bank, 6.00%, 7/1/98......................   90,000,000     90,000,000
 First National Bank of Boston, 7/1/98, 6.125%.....   90,000,000     90,000,000
 National Australia Bank, 5.8125%, 7/2/98..........   50,000,000     50,000,000
 Norddeutsche Landesbank, 6.25%, 7/1/98............   80,000,000     80,000,000
 Republic National Bank of New York, 6.50%, 7/1/98.   65,000,000     65,000,000
                                                                 --------------
                                                                    635,000,000
                                                                 --------------
TOTAL INVESTMENTS..................................              $2,117,339,931
                                                                 ==============

V/R -- Variable Rate

                                                                 Pegasus Funds

PEGASUS TREASURY CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
TEMPORARY CASH INVESTMENTS -- 85.40%
 Bear Stearns & Co., Inc., Revolving Repurchase
  Agreement, 5.90%, 7/1/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  8/15/98 through 5/15/08 at various interest rates
  ranging from 0.00% to 8.875%, all held at the
  Custodial Trust Company)............................ $75,000,000 $ 75,000,000
 Dresdner Inc., Revolving Repurchase Agreement, 5.40%,
  7/1/98 (secured by U.S. Treasury Note maturing
  9/30/98 at an interest rate of 4.75%, held at Chase
  Bank)...............................................  14,000,000   14,000,000
 First Union Capital Markets, Revolving Repurchase
  Agreement, 6.00%, 7/1/98 (secured by various U.S.
  Treasury Notes with maturities ranging from 12/31/98
  through 2/15/07 at various interest rates ranging
  from 5.75% to 6.25%, all held at the Bankers Trust
  Company)............................................  13,000,000   13,000,000
 Goldman Sachs Agency, Revolving Repurchase Agreement,
  5.50%, 7/1/98, (secured by U.S. Treasury Note
  maturing 5/15/03 at an interest rate at 5.625%, held
  at The Bank of New York)............................  14,000,000   14,000,000
 Greenwich Capital Markets, Inc., Revolving Repurchase
  Agreement, 5.80%, 7/1/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  8/15/98 through 2/15/08 at an interest rate of
  0.00%, all held at Chase Bank)......................  13,000,000   13,000,000
 H.S.B.C. Treasury, Revolving Repurchase Agreement,
  5.70%, 7/1/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 8/31/98 to
  3/31/00 at interest rates ranging from 5.875% to
  6.875%, all held at Chase Bank).....................  14,000,000   14,000,000
 Morgan Stanley Government Collateralized, Revolving
  Repurchase Agreement, 5.70%, 7/1/98 (secured by U.S.
  Treasury Bill with a maturity of 12/10/98 at an
  interest rate of 0.00%, held at The Bank of New
  York)...............................................  14,000,000   14,000,000
 Nationsbank Capital Markets, Inc., Revolving
  Repurchase Agreement, 5.90%, 7/1/98 (secured by
  various U.S. Treasury Obligations with maturities
  ranging from 8/15/03 through 5/15/08, at various
  interest rates ranging from 0.00% to 12.00%, all
  held at Chase Bank).................................  75,000,000   75,000,000
 Nomura Revolving Repurchase Agreement, 6.00%, 7/1/98
  (secured by various U.S. Treasury Obligations with
  maturities ranging from 2/15/00 through 2/15/08, at
  various interest rates ranging from 0.00% to 6.25%,
  all held at the Bank of New York)...................  13,000,000   13,000,000

  Pegasus Funds
10
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                          FACE         COST
                     DESCRIPTION                         AMOUNT      (NOTE 2)
                     -----------                         ------     ---------
 Prudential Revolving Repurchase Agreement, 5.45%,
  7/1/98 (secured by U.S. Treasury Note with a
  maturity of 8/15/01 at an interest rate of 7.875%,
  held at The Bank of New York)....................... $ 5,636,000 $  5,636,000
 Salomon Brothers, Inc., Revolving Repurchase
  Agreement, 5.95%, 7/1/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  8/15/98 through 5/15/08, at various interest rates
  ranging from 0.00% to 12.00%, all held at Chase
  Bank)...............................................  14,000,000   14,000,000
                                                                   ------------
                                                                    264,636,000
                                                                   ------------
U.S. GOVERNMENT OBLIGATIONS -- 14.60%
 U.S. Treasury Notes -- 14.60%
  8.875%, 2/15/99.....................................  10,000,000   10,199,842
  6.50%, 4/30/99......................................  10,000,000   10,074,543
  6.125%, 08/31/98....................................   5,000,000    5,003,082
  6.00%, 09/30/98.....................................  10,000,000   10,005,492
  5.125%, 11/30/98....................................  10,000,000    9,977,277
                                                                   ------------
                                                                     45,260,236
                                                                   ------------
TOTAL INVESTMENTS.....................................             $309,896,236
                                                                   ============

                See accompanying Notes to Financial Statements.

                                                                 Pegasus Funds

PEGASUS TREASURY PRIME CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                                           FACE        COST
                      DESCRIPTION                         AMOUNT     (NOTE 2)
                      -----------                         ------    ---------
U.S. TREASURY SECURITIES -- 100.00%
 U.S. Treasury Bills:
  4.85%, 7/2/98........................................ 54,948,000 $ 54,940,653
  4.78%, 7/9/98........................................ 35,376,000   35,339,305
  5.16%, 7/23/98....................................... 71,980,000   71,766,488
  4.91%, 8/6/98........................................ 20,773,000   20,670,381
  4.97%, 8/20/98.......................................  5,021,000    4,985,504
  4.91%, 9/3/98........................................ 10,000,000    9,912,711
                                                                   ------------
                                                                    197,615,042
                                                                   ------------
 U.S. Treasury Notes:
  8.250%, 7/15/98...................................... 42,181,000   42,231,348
  5.250%, 7/31/98...................................... 19,672,000   19,673,346
  6.250%, 7/31/98...................................... 24,254,000   24,275,650
  4.750%, 8/31/98...................................... 26,628,000   23,604,586
  6.125%, 8/31/98...................................... 39,938,000   39,986,805
  6.000%, 9/30/98...................................... 44,936,000   45,009,968
  7.125%, 10/15/98..................................... 14,595,000   14,670,994
  5.125%, 11/30/98.....................................  9,737,000    9,725,055
  5.125%, 12/31/98.....................................  6,667,000    6,659,786
  6.375%, 1/15/99......................................  5,000,000    5,023,096
  6.250%, 3/31/99......................................  6,722,000    6,757,472
  7.000%, 4/15/99......................................  4,000,000    4,044,643
  6.500%, 4/30/99......................................    435,000      438,321
                                                                   ------------
                                                                    242,101,070
                                                                   ------------
TOTAL INVESTMENTS......................................            $439,716,112
                                                                   ============

                See accompanying Notes to Financial Statements.

  Pegasus Funds
12
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                 AMORTIZED COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------    --------------
TEMPORARY CASH INVESTMENTS -- 67.30%
 Barclays Inc., Revolving Repurchase Agreement,
  5.50%, 7/1/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 6/30/99 through
  7/31/00 at various interest rates ranging from
  6.125% to 6.75%, all held at The Bank Of New
  York)............................................. $30,000,000 $   30,000,000
 Bear Stearns & Co., Inc., Revolving Repurchase
  Agreement, 5.90% 7/1/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  8/15/98 through 5/15/08 at various interest rates
  ranging from 0.00% to 8.875% all held at the
  Custodial Trust Company)..........................  52,000,000     52,000,000
 Donaldson Lufkin, Revolving Repurchase Agreement,
  5.85%, 7/1/98, (secured by U.S. Treasury and
  Agency Obligations with maturities ranging from
  11/15/98 to 2/5/08 at various interest rates
  ranging from 0.00 to 6.70%, all held at The Bank
  of New York)......................................  55,000,000     55,000,000
 First Union Capital Markets, Revolving Repurchase
  Agreement, 6.00%, 7/1/98 (secured by various U.S.
  Treasury Notes with maturities ranging from
  12/31/98 through 2/15/07 at various interest rates
  ranging from 5.75% to 6.25%, all held at Bankers
  Trust Company).................................... 100,000,000    100,000,000
 Greenwich Capital Markets, Inc., Revolving
  Repurchase Agreement, 5.80%, 7/1/98 (secured by
  various U.S. Treasury Obligations with maturities
  ranging from 8/15/98 through 2/15/08 at an
  interest rate of 0.00%, all held at Chase Bank)...  49,000,000     49,000,000
 H.S.B.C. Treasury, Revolving Repurchase Agreement,
  5.70%, 7/1/98 (secured by U.S. Treasury Notes with
  maturities ranging from 8/31/98 to 3/31/00 at
  interest rates ranging from 5.875% to 6.875%, all
  held at Chase Bank)...............................  55,000,000     55,000,000
 NationsBank Capital Markets, Inc., Revolving
  Repurchase Agreement, 5.90%, 7/1/98 (secured by
  various U.S. Treasury Obligations with maturities
  ranging from 8/15/03 through 5/15/08, at various
  interest rates ranging from 0.00% to 12.00%, all
  held at Chase Bank)...............................  27,000,000     27,000,000
 Nomura Revolving Repurchase Agreement, 6.00%,
  7/1/98 (secured by various U.S. Treasury
  Obligations with maturities ranging from 2/15/00
  through 2/15/08 at various interest rates ranging
  from 0.00% to 6.25%, all held at The Bank of New
  York)............................................. 269,000,000    269,000,000
 Prudential Revolving Repurchase Agreement, 5.45%,
  7/1/98 (secured by U.S. Treasury Note with a
  maturity of 8/15/01 at an interest rate of 7.875%,
  held at The Bank of New York)..................... 200,000,000    200,000,000
 Societe Generale Treasury, Revolving Repurchase
  Agreement, 6.00% 7/1/98 (secured by various U.S.
  Treasury Obligations with maturities ranging from
  7/1/98 through 5/12/04 at various interest rates
  ranging from 0.00% to 9.05%, all held at Chase
  Bank).............................................  55,000,000     55,000,000

                                                                 Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                        FACE     AMORTIZED COST
                    DESCRIPTION                        AMOUNT       (NOTE 2)
                    -----------                        ------    --------------
 Smith Barney Inc., Revolving Repurchase Agreement,
  6.10%, 7/1/98 (secured by U.S. Treasury and Agency
  Obligations with maturities ranging from 7/7/98
  through 4/25/08 at various interest rates ranging
  from 0.00% to 9.00%, all held at The Bank of New
  York)............................................. $20,618,000 $   20,618,000
                                                                 --------------
                                                                    912,618,000
                                                                 --------------
AGENCY OBLIGATIONS -- 32.70%
 Federal Farm Credit Bank Medium Term Note, 5.625%,
  08/03/98..........................................   8,000,000      7,999,663
 Federal Farm Credit Bank Note, 5.70%, 09/02/98.....  10,000,000      9,997,897
 Federal Home Loan Bank Discount Notes:
  07/01/98..........................................  30,000,000     30,000,000
  08/05/98..........................................  38,315,000     38,112,542
 Federal Home Loan Bank:
  5.72%, 07/21/98...................................  10,000,000      9,999,807
  5.73%, 09/08/98...................................   4,500,000      4,498,958
  5.80%, 09/18/98...................................   6,000,000      6,000,432
  5.04%, 10/01/98...................................   3,000,000      2,993,567
  5.54% VR, 10/20/98................................  26,000,000     25,997,699
  5.30%, 11/18/98...................................   4,400,000      4,389,824
  5.71%, 3/4/99.....................................  15,000,000     15,000,000
  5.58%, VR, 3/26/99................................  35,000,000     34,988,436
  5.50%, 3/26/99....................................  25,000,000     24,980,529
  5.72%, 5/6/99.....................................  15,000,000     14,994,763
 Federal Home Loan Mortgage Corp. 5.605%, 3/12/99...  20,000,000     19,997,216
 Federal National Mortgage Assn. Discount Notes:
  5.71%, 09/09/98...................................   6,000,000      5,998,493
     08/31/98.......................................  31,000,000     30,713,724
 Federal National Mortgage Assn. Medium Term Notes:
  5.19%, 07/20/98...................................   1,000,000        999,672
  4.875%, 10/15/98..................................  13,450,000     13,413,190
  5.23%, 11/25/98...................................   6,005,000      5,990,253
  5.37%, 02/26/99...................................  20,000,000     19,969,718
  5.63%, 05/05/99...................................  10,000,000      9,989,486
 Student Loan Marketing Assn. Medium Term Notes:
  5.82%, 09/16/98................................... $10,000,000 $   10,001,595
                                                                 --------------
                                                                    347,027,464
                                                                 --------------
TOTAL INVESTMENTS...................................             $1,259,645,464
                                                                 ==============

VR = Variable rate security, rate disclosed represents 6/30/98 rate.

  Pegasus Funds
14

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST    FACE         COST
             DESCRIPTION              RATING* RATE***    AMOUNT      (NOTE 2)
             -----------              ------- -------- ----------- ------------
ALABAMA -- 1.55%
 Decatur Industrial Development,
  "AMT", 1/1/27...................... VMIG 1    3.65%  $   900,000 $    900,000
 Stevenson Industrial Development,
  6/1/32.............................           4.05%    5,600,000    5,600,000
                                                                   ------------
                                                                      6,500,000
                                                                   ------------
ALASKA -- 2.38%
 City of Valdez, 9/10/98............. VMIG 1    3.60%   10,000,000   10,000,000
                                                                   ------------
ARIZONA -- 0.50%
 Maricopa Pollution Central Corp.,
  5/1/29.............................           3.80%    2,100,000    2,100,000
                                                                   ------------
DELAWARE -- 0.43%
 Delaware State Education "AMT",
  8/1/29.............................    A1+    3.65%    1,800,000    1,800,000
                                                                   ------------
DISTRICT OF COLUMBIA -- 0.33%
 District of Columbia American Uni-
  versity, 10/1/15................... VMIG 1    3.60%      900,000      900,000
 District of Columbia General Obliga-
  tion, 10/1/07......................           3.99%      500,000      500,000
                                                                   ------------
                                                                      1,400,000
                                                                   ------------
FLORIDA -- 7.31%
 Florida State Municipal Power, C/P,
  8/7/98.............................     P1    3.55%   11,500,000   11,500,000
 Sarasota County Public Hospital
  Florida,10/8/98.................... VMIG 1    3.65%    4,500,000    4,500,000
 Sarasota County Public Hospital
  Florida,10/8/98.................... VMIG 1    3.65%    4,800,000    4,800,000
 St. Lucie Co. Pollution Control Rev-
  enue 94A, 9/9/98................... VMIG 1    3.55%    4,850,000    4,850,000
 St. Lucie Co. FLA, C/P, 8/13/98.....           3.60%    5,000,000    5,000,000
                                                                   ------------
                                                                     30,650,000
                                                                   ------------
GEORGIA -- 6.39%
 Burke Co. Pollution Control, 7/1/24.    Aaa    3.95%   10,000,000   10,000,000
 Columbus GA Hospital, 1/1/18........    A1+    3.60%    8,600,000    8,600,000
 Georgia Muni Gas, 11/1/06...........           3.40%    5,200,000    5,200,000
 Gwinett Co. Georgia Hospital,
  9/1/27.............................           3.55%    3,000,000    3,000,000
                                                                   ------------
                                                                     26,800,000
                                                                   ------------
ILLINOIS -- 6.47%
 Chicago Illinois General Obligation,
  2/4/99............................. VMIG 1    3.55%   10,000,000   10,000,000
 Chicago Illinois General Obligation,
  1/1/99.............................           4.40%    4,000,000    4,017,626
 Illinois Health Facilities Authori-
  ties Revenue, 1/1/16............... VMIG 1    3.60%    6,100,000    6,100,000
 Madison County Revenue Illinois,
  3/1/33.............................           3.90%    2,300,000    2,300,000
 Southwestern Development Authority
  "AMT", 11/1/25.....................           3.90%    4,700,000    4,700,000
                                                                   ------------
                                                                     27,117,626
                                                                   ------------

                                                                 Pegasus Funds

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST    FACE         COST
             DESCRIPTION              RATING* RATE***    AMOUNT      (NOTE 2)
             -----------              ------- -------- ----------- ------------
INDIANA -- 3.93%
 Indiana DFA Solid Waste, 7/10/98.... VMIG 1    3.60%  $ 5,000,000 $  5,000,000
 Jasper County PCR Series B, C/P,
  8/13/98............................     P1    3.60%    7,000,000    7,000,000
 Whiting Industrial Sewer & Solid
  Revenue, 1/1/26....................           3.90%    4,500,000    4,500,000
                                                                   ------------
                                                                     16,500,000
                                                                   ------------
IOWA -- 1.45%
 Iowa Finance Authority, 6/1/19......           3.65%    2,200,000    2,200,000
 Iowa Finance Authority MF & P,
  12/1/17............................           3.60%    3,900,000    3,900,000
                                                                   ------------
                                                                      6,100,000
                                                                   ------------
KANSAS -- 3.55%
 Butler County Solid Waste, KS "AMT",
  8/1/24............................. VMIG 1    4.00%    3,900,000    3,900,000
 Clark Co. Pollution Control,
  10/15/98........................... VMIG 1    3.70%   11,000,000   11,000,000
                                                                   ------------
                                                                     14,900,000
                                                                   ------------
LOUISIANA -- 5.38%
 Louisiana Public Facilities,
  12/1/15............................     P1    4.00%    3,065,000    3,065,000
 Plaquiemines Parish "AMT", 5/1/25...     P1    3.95%    3,800,000    3,800,000
 St. Charles "AMT", 11/1/21..........           3.90%   15,700,000   15,700,000
                                                                   ------------
                                                                     22,565,000
                                                                   ------------
MASSACHUSETTS -- 2.58%
 Massachusetts St Industrial Finance
  Agency, 12/1/06....................           3.40%   10,800,000   10,800,000
                                                                   ------------
MICHIGAN -- 6.91%
 Jackson County Economic Development
  "AMT", 6/1/17......................     A1    3.70%    3,300,000    3,300,000
 Kent Hospital Financial Authority,
  1/15/20............................ VMIG 1    3.65%    2,300,000    2,300,000
 Michigan St. Hospital Financial Au-
  thority, 11/1/11................... VMIG 1    3.40%    1,900,000    1,900,000
 Michigan St. Hospital Financial Au-
  thority, 12/1/23................... VMIG 1    3.60%      900,000      900,000
 Michigan St. Housing Development Au-
  thority, 7/9/98.................... VMIG 1    3.80%    5,000,000    5,000,000
 Michigan Underground C/P, 8/10/98...     P1    3.70%    6,250,000    6,250,000
 Regents of the Univ. of Michigan,
  9/9/98.............................    A1+    3.60%    4,200,000    4,200,000
 Wayne Charter Co. "AMT", 12/1/16.... VMIG 1    3.50%      300,000      300,000
 Wayne Charter Co. "AMT", 12/1/16....           3.60%    4,850,000    4,850,000
                                                                   ------------
                                                                     29,000,000
                                                                   ------------

  Pegasus Funds
16

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST    FACE         COST
             DESCRIPTION              RATING* RATE***    AMOUNT      (NOTE 2)
             -----------              ------- -------- ----------- ------------
MINNESOTA -- 4.72%
 Hennepin Co. Minnesota Series C,
  12/1/02............................ VMIG 1    3.40%  $ 5,300,000 $  5,300,000
 Minneapolis Convention Center,
  12/1/17............................     NR    3.50%    3,500,000    3,500,000
 Minneapolis MN General Obligation,
  12/1/07............................           3.40%    4,900,000    4,900,000
 Minnesota St. Higher Education,
  11/1/12............................           3.40%    6,100,000    6,100,000
                                                                   ------------
                                                                     19,800,000
                                                                   ------------
NEVADA -- 0.48%
 Clark County Industrial Revenue
  "AMT", 12/1/22.....................    A1+    3.95%    2,000,000    2,000,000
                                                                   ------------
NEW YORK -- 4.05%
 New York City Muni Water C/P,
  7/10/98............................ VMIG 1    3.90%   10,000,000   10,000,000
 New York City Water C/P, 7/15/98....           3.60%    7,000,000    7,000,000
                                                                   ------------
                                                                     17,000,000
                                                                   ------------
NORTH CAROLINA -- 1.19%
 Mecklenburg County General Obliga-
  tion, 2/1/17....................... VMIG 1    3.50%    5,000,000    5,000,000
                                                                   ------------
OHIO -- 0.48%
 Ohio St. Air Quality Development Au-
  thority C/P, 2/1/99................           3.65%    2,000,000    2,000,000
                                                                   ------------
OREGON -- 2.79%
 Oregon St. Housing & Community Serv-
  ices, 5/13/99......................           3.75%   10,000,000   10,000,000
 Port Morrow Environmental Impact
  Revenue, "AMT", 12/1/31............ VMIG 1    4.00%    1,700,000    1,700,000
                                                                   ------------
                                                                     11,700,000
                                                                   ------------
PENNSYLVANIA -- 7.22%
 Alleghany County Hospital Develop-
  ment Authority, 10/1/21............ VMIG 1    3.60%    6,900,000    6,900,000
 Alleghany County IDA, Jewish Federa-
  tion, 10/01/25.....................           3.60%    7,700,000    7,700,000
 Carbon County IDA PA C/P, 9/9/98....           3.70%    6,000,000    6,000,000
 New Castle Area Hospital Authority,
  7/1/26.............................           3.60%    6,890,000    6,890,000
 Penn St. Higher Education Facility,
  4/1/17.............................           3.60%    2,800,000    2,800,000
                                                                   ------------
                                                                     30,290,000
                                                                   ------------
PUERTO RICO -- 2.39%
 Puerto Rico Commonwealth, 7/30/98...  MIG 1    4.50%   10,000,000   10,005,836
                                                                   ------------
SOUTH CAROLINA -- 2.77%
 Florence Co. Solid Waste Disposal,
  "AMT", 4/1/27......................    A1+    3.90%    4,000,000    4,000,000
 Florence Co. Solid Waste Disposal,
  4/1/28.............................           3.90%    7,600,000    7,600,000
                                                                   ------------
                                                                     11,600,000
                                                                   ------------

                                                                 Pegasus Funds

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                    AMORTIZED
                                              INTEREST    FACE         COST
             DESCRIPTION              RATING* RATE***    AMOUNT      (NOTE 2)
             -----------              ------- -------- ----------- ------------
TENNESSEE -- 1.29%
 Metropolitan Gov't Nashville
  Davison, 11/15/98..................    Aa2    5.13%  $ 5,375,000 $  5,401,315
                                                                   ------------
TEXAS -- 14.42%
 Austin Combined Util. Series A, DTD
  6/12/98, 7/14/98...................    A1+    3.65%    7,890,000    7,890,000
 Austin Util. System, DTD 6/11/98,
  9/3/98.............................    A1+    3.65%    9,000,000    9,000,000
 Brazos River Authority TX "AMT", DTD
  2/12/97, 2/1/32.................... VMIG 1    4.30%    5,600,000    5,600,000
 Gulf Coast Waste, 6/1/20............ VMIG 1    3.80%    2,600,000    2,600,000
 Gulf Coast, "AMT", 5/1/25........... VMIG 1    4.00%    1,500,000    1,500,000
 Gulf Coast, "AMT", 4/1/28........... VMIG 1    3.90%    3,000,000    3,000,000
 North Central Methodist, 7/10/98.... VMIG 1    3.40%      900,000      900,000
 North Central Methodist Series A,
  7/16/98............................    A1+    3.65%   15,000,000   15,000,000
 North Cent Hlth Fac Dev, 12/1/15.... VMIG 1    4.00%    8,700,000    8,700,000
 Sabine River Auth PCR, 3/1/26....... VMIG 1    4.30%    3,000,000    3,000,000
 South Texas High Ed Au Inc "AMT",
  12/1/03............................ VMIG 1    3.55%    3,300,000    3,300,000
                                                                   ------------
                                                                     60,490,000
                                                                   ------------
UTAH -- 4.78%
 Intermountain Power Agency, 9/9/98.. VMIG 1    3.55%    9,800,000    9,800,000
 Internmountain Power Agency, Rev,
  9/15/98............................ VMIG 1    3.45%    5,000,000    5,000,000
 Utah St. School District Financial,
  8/15/98............................    Aaa    8.38%    5,225,000    5,253,490
                                                                   ------------
                                                                     20,053,490
                                                                   ------------
VIRGINIA -- 2.47%
 King George Co. IDA. Revenue, "AMT",
  3/1/27.............................    A1+    3.95%    3,800,000    3,800,000
 Peninsula Ports Auth Rev, 5/1/22....    A1+    3.90%    2,000,000    2,000,000
 Roanoke Indl Dev Auth Rev, 7/1/19...  VMIG1    3.50%    4,565,000    4,565,000
                                                                   ------------
                                                                     10,365,000
                                                                   ------------
WASHINGTON -- .0.53%
 Port Seattle Revenue, "AMT", 9/1/22. VMIG 1    3.65%      500,000      500,000
 Washington St. Hlth, 2/15/27........ VMIG 1    4.00%    1,700,000    1,700,000
                                                                   ------------
                                                                      2,200,000
                                                                   ------------
WISCONSIN -- 1.19%
 Wisconsin Trans Rev, 8/11/98........    A1+    3.65%    5,000,000    5,000,000
                                                                   ------------
WYOMING -- 0.07%
 Converse Co. "AMT", 11/1/25......... VMIG 1    4.15%      300,000      300,000
                                                                   ------------
TOTAL INVESTMENTS....................                              $419,438,267
                                                                   ============

  Pegasus Funds
18

PEGASUS MUNICIPAL CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS
------------------------

AMBAC-- AMBAC Indemnity Corp.
AMT-- Alternative Minimum Tax
BIGI-- Bond Investors Guaranty Insurance Co.
CP-- Commercial Paper
DFA-- Development Finance Authority
EDC-- Economic Development Corporation
FGIC-- Financial Guaranty Insurance Company
FSA-- Financial Securities Assurance Corp.
GO-- General Obligation
HCF-- Health Care Facilities
HR-- Housing Revenue
HDA-- Housing Development Authority
HFA-- Housing Finance Authority
IDA-- Individual Development & Export Authority
IDR-- Industrial Development Revenue
MBIA-- Municipal Bond Insurance Association
PCR-- Pollution Control Revenue
PFA-- Public Facilities Authority
TAN-- Tax Anticipation Note
TRAN-- Tax Revenue Anticipation Note
UPDATE-- Unit Priced Daily Adjustable Tax Exempt Securities
VRDB-- Variable Rate Demand Bond
VRDN-- Variable Rate Demand Note

* Rating (not covered by the report of independent public accountants) -- Moody's when available, otherwise Standard & Poor's.
** N/R -- investment is not rated, yet deemed by the Investment Advisor as an acceptable credit and having characteristics equivalent to obligations rated AA or MIG 1 by Moody's, AA or A-1+ by Standard & Poor's.
*** Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1997. The interest rate for all securities with maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.

                See accompanying Notes to Financial Statements.

                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------
(1)GENERAL
 The Pegasus Funds (Pegasus) was organized as a Massachusetts business trust on April 21, 1987 and registered under the Investment Company Act of 1940 (the
Act), as amended, as an open-end investment company. As of June 30, 1998, Pegasus consisted of thirty separate portfolios of which there were five cash management funds (the Cash Management Funds or the Funds), as described below.

     PEGASUS CASH MANAGEMENT FUND
     PEGASUS TREASURY CASH MANAGEMENT FUND
     PEGASUS TREASURY PRIME CASH MANAGEMENT FUND
     PEGASUS U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
     PEGASUS MUNICIPAL CASH MANAGEMENT FUND

 The Cash Management Fund commenced operations on July 30, 1992, the Treasury Cash Management Fund commenced operations on September 12, 1997, the Treasury Prime Cash Management Fund commenced operations on March 22, 1995, the U.S. Government Securities Cash Management Fund commenced operations on June 2, 1992 and the Municipal Cash Management Fund commenced operations on August 18, 1997.

 The Cash Management Funds each offer two classes of shares, Institutional Shares and Service Shares. Institutional Shares and Service Shares are substantially the same except that Service Shares are subject to fees payable under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the Act (the Service Plan) at an annual rate of 0.25% of the average daily net asset value of the outstanding Services Shares.

(2)SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies followed by the Cash Management Funds in preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


  Pegasus Funds
20

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
 Investments
  Pursuant to Rule 2a-7 of the Act, the Cash Management Funds utilize the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in a carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

 Investment security purchases and sales are accounted for on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis.

 Pegasus invests in securities subject to repurchase agreements. First Chicago NBD Investment Management Company (FCNIMCO), acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

 The Municipal Cash Management Fund invests in a majority of instruments whose stated maturity is greater than one year, but whose rate of interest is readjusted no less frequently than annually, or which possess demand features and may therefore be deemed to have a maturity equal to the period remaining until the next interest adjustment date or the demand date, whichever is longer.

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount. Premiums and discounts are amortized/accreted as required by the Internal Revenue Code, as amended (the
Code), and generally accepted accounting principles.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Code, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying Financial Statements.

 As of December 31, 1997, the Cash Management Funds had capital loss carryforwards and related expiration dates as follows:

                   FUND                2001      2002       2003      TOTAL
                   ----              --------  ---------  --------  ---------
      U.S. Government Securities
       Cash Management Fund.........  $    --   $453,000   $58,000   $511,000
      Cash Management Fund..........   19,000    151,000    32,000    202,000


                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
 Shareholder Dividends
  On each business day except those holidays the New York Stock Exchange (Exchange), FCNIMCO or its bank affiliates observe, net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code. To the extent that net realized capital gains can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.

 Deferred Organization Costs
  Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of each portfolio.

 Expenses
  Expenses directly attributable to a Cash Management Fund are charged to that Cash Management Fund's operations; expenses which are applicable to all Cash Management Funds are allocated among them on the basis of relative net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them. Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of the Funds or a change in expectations as to the level of actual expenses.

(3)CAPITAL SHARE TRANSACTIONS
 Transactions in shares of the Cash Management Funds are summarized below (at $1.00 per share):

                                                     CASH MANAGEMENT FUND
                                                -------------------------------
                                                Six Months Ended
                                                 June 30, 1998     Year Ended
                                                  (Unaudited)    Dec. 31, 1997
                                                ---------------- --------------
      Institutional Shares:
       Shares issued...........................   3,878,101,885   6,087,058,701
       Dividends reinvested....................       2,319,221       4,462,385
       Shares redeemed.........................  (3,657,349,639) (6,272,197,824)
                                                 --------------  --------------
       Net increase (decrease).................     223,071,467    (180,676,738)
                                                 ==============  ==============
      Service Shares:
       Shares issued...........................   2,570,691,715   3,448,478,848
       Dividends reinvested....................             478              --
       Shares redeemed.........................  (2,374,442,245) (2,687,964,734)
                                                 --------------  --------------
       Net increase............................     196,249,948     760,514,114
                                                 ==============  ==============
      Net increase in Fund.....................     419,321,415     579,837,376
                                                 ==============  ==============


  Pegasus Funds
22

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

                                           TREASURY CASH MANAGEMENT FUND
                                        --------------------------------------
                                        Six Months Ended
                                          June 30, 1998       Period Ended
                                           (Unaudited)      Dec. 31, 1997(a)
                                        -----------------   ------------------
      Institutional Shares:
       Shares issued...................         26,735,570            6,838,921
       Dividends reinvested............                 --                   --
       Shares redeemed.................         (4,716,864)          (5,988,771)
                                          ----------------   ------------------
       Net increase....................         22,018,706              850,150
                                          ================   ==================
      Service Shares:
       Shares issued...................        897,366,883          563,122,696
       Dividends reinvested............                 --                   --
       Shares redeemed.................       (815,965,168)        (357,400,841)
                                          ----------------   ------------------
       Net increase....................         81,401,715          205,721,855
                                          ================   ==================
      Net increase in Fund.............        103,420,421          206,572,005
                                          ================   ==================
                                        TREASURY PRIME CASH MANAGEMENT FUND
                                        --------------------------------------
                                        Six Months Ended
                                          June 30, 1998        Year Ended
                                           (Unaudited)        Dec. 31, 1997
                                        -----------------   ------------------
      Institutional Shares:
       Shares issued...................        220,718,447          686,151,852
       Dividends reinvested............            342,216              345,903
       Shares redeemed.................       (219,550,915)        (665,804,296)
                                          ----------------   ------------------
       Net increase....................          1,509,748           20,693,459
                                          ================   ==================
      Service Shares:
       Shares issued...................        741,715,778        1,651,850,568
       Dividends reinvested............             71,473               49,528
       Shares redeemed.................       (624,617,245)      (1,633,350,490)
                                          ----------------   ------------------
       Net increase....................        117,170,006           18,549,606
                                          ================   ==================
      Net increase in Fund.............        118,679,754           39,243,065
                                          ================   ==================

--------
(a) For the period from September 12, 1997 (commencement of operations) through December 31, 1997.

                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------


                                                  U.S. GOVERNMENT SECURITIES
                                                     CASH MANAGEMENT FUND
                                               ---------------------------------
                                               Six Months Ended
                                                June 30, 1998      Year Ended
                                                 (Unaudited)     Dec. 31, 1997
                                               ---------------- ----------------
      Institutional Shares:
       Shares issued..........................   2,425,284,745    3,117,508,597
       Dividends reinvested...................         806,549        1,026,989
       Shares redeemed........................  (2,149,772,985)  (2,953,336,804)
                                                --------------   --------------
       Net increase...........................     276,318,309      165,198,782
                                                ==============   ==============
      Service Shares:
       Shares issued..........................   1,221,396,929    2,047,005,781
       Dividends reinvested...................          67,691           89,986
       Shares redeemed........................  (1,132,036,490)  (1,896,480,136)
                                                --------------   --------------
       Net increase...........................      89,428,130      150,615,631
                                                ==============   ==============
      Net increase in Fund....................     365,746,439      315,814,413
                                                ==============   ==============
                                                MUNICIPAL CASH MANAGEMENT FUND
                                               ---------------------------------
                                               Six Month Ended
                                                June 30, 1998     Period Ended
                                                 (Unaudited)    Dec. 31, 1997(b)
                                               ---------------- ----------------
      Institutional Shares:
       Shares issued..........................     591,490,629      322,413,470
       Dividends reinvested...................          42,128           13,719
       Shares redeemed........................    (440,922,782)    (120,722,364)
                                                --------------   --------------
       Net increase...........................     150,609,975      201,704,825
                                                ==============   ==============
      Service Shares:
       Shares issued..........................     218,372,529      200,615,736
       Dividends reinvested...................              --               --
       Shares redeemed........................    (206,720,904)    (144,081,806)
                                                --------------   --------------
       Net increase...........................      11,651,625       56,533,930
                                                ==============   ==============
      Net increase in Fund....................     162,261,600      258,238,755
                                                ==============   ==============

--------------
(b)For the period from August 18, 1997 (commencement of operations) through December 31, 1997.

(4)MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
 Pegasus has an Investment Advisory Agreement with FCNIMCO pursuant to which FCNIMCO has agreed to provide the day-to-day management of each Cash Management Fund for an advisory fee at a annual rate of 0.20% of each Cash Management Fund's average daily net assets.


  Pegasus Funds
24

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
 Pegasus has entered into a Co-Administration Agreement with FCNIMCO and BISYS Fund Services (BISYS) (collectively the Co-Administrators) pursuant to which the Co-Administrators have agreed to assist in all aspects of each Cash Management Fund's operations for an administration fee at an annual rate of 0.15% of each Cash Management Fund's average daily net assets.

 For the period ended June 30, 1998, FCNIMCO agreed to limit each Cash Management Fund's expenses to an annual amount not to exceed 0.35% of average daily net assets for Institutional Shares and 0.60% of average daily net assets for Service Shares. As a result, the Cash Management Fund, Treasury Cash Management Fund, Treasury Prime Cash Management Fund, U.S. Government Securities Cash Management Fund and the Municipal Cash Management Fund were reimbursed for expenses of $324,469, $43,271, $69,905, $79,681, and $52,111,
respectively.

 Pegasus has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the Act. Under the terms of such Plan, each Fund pays BISYS, the Distributor, an annual fee of 0.25% of the average daily net assets of the outstanding Service Shares for advertising, marketing, and distributing each Cash Management Fund's Service Shares and for the provision of certain services to the holders of Service Shares. The Distributor may make payments to others, including FCNIMCO, First Chicago NBD (FCNBD) and their affiliates, for the provision of these services. For the period ended June 30, 1998, the Cash Management Fund, the Treasury Cash Management Fund, the Treasury Prime Cash Management Fund, the U.S. Government Securities Cash Management Fund and the Municipal Cash Management Fund paid fees under the Service Plan in the amount of $1,276,216, $331,355, $328,348, $506,132, and $69,817, respectively.

 NBD Bank (an affiliate of FCNIMCO) is also compensated for its services as Pegasus' custodian, and is reimbursed for certain out of pocket expenses incurred on behalf of Pegasus.

 Pegasus maintains an unfunded, nonqualified deferred compensation plan. The plan allows an individual trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

 On April 10, 1998, First Chicago NBD Investment Management Company's parent company, First Chicago NBD Corporation, entered into an agreement and plan of merger with BANC ONE CORPORATION pursuant to which First Chicago NBD Corporation will merge with and into BANC ONE CORPORATION. The merger is conditioned upon, among other things, approval by holders of a majority of the BANC ONE CORPORATION common stock, approval by holders of a majority of the First Chicago NBD Corporation common stock, and receipt of certain regulatory and governmental approvals.

(5)ILLIQUID SECURITIES
 The Pegasus Cash Management Funds may invest not more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid investments may include securities having legal or contractual restrictions on resale or no readily available market. At June 30, 1998, the Pegasus Cash Management Fund

                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
owned the following restricted securities (constituting 2.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                          ACQUISITION     PAR     VALUE PER   6/30/98   PERCENTAGE OF
        SECURITY             DATE        VALUE      UNIT       VALUE     NET ASSETS      COST
-------------------------------------------------------------------------------------------------
SunAmerica Life Insur-
 ance Company...........   11/19/97   $25,000,000   $1.00   $25,000,000      1.2%     $25,000,000
Travelers Insurance Com-
 pany...................    11/6/97    25,000,000    1.00    25,000,000      1.2       25,000,000
-------------------------------------------------------------------------------------------------
                                                            $50,000,000      2.4%     $50,000,000
-------------------------------------------------------------------------------------------------

(6)PORTFOLIO COMPOSITION
 Although the Municipal Cash Management Fund has a diversified investment portfolio, the fund has investments in excess of 10% of its total investments in the State of Texas.

  Pegasus Funds
26

                           [INTENTIONALLY LEFT BLANK]





                                                                 Pegasus Funds

PEGASUS CASH MANAGEMENT FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
The Financial Highlights present a per share analysis of net investment income and distributions from net investment income for the Cash Management Funds. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.
These financial highlights have been derived from the financial statements of the Cash Management Funds and other information for the periods presented.

                                                  NET REALIZED            DISTRIBUTIONS INCREASE DUE TO CAPITAL
                       NET ASSET VALUE    NET        GAINS     TOTAL FROM   FROM NET     CONTRIBUTION FROM AN
                        BEGINNING OF   INVESTMENT (LOSSES) ON  INVESTMENT  INVESTMENT      AFFILIATE OF THE         TOTAL
                           PERIOD        INCOME   INVESTMENTS  OPERATIONS    INCOME       INVESTMENT ADVISER    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
  6/30/98 (Unaudited)       0.9997       0.0264      0.0001      0.0265     (0.0264)                --            (0.0264)
   1997                     0.9998       0.0528     (0.0001)     0.0527     (0.0528)                --            (0.0528)
   1996                     0.9996       0.0508      0.0002      0.0510     (0.0508)                --            (0.0508)
   1995(/5/)                0.9994       0.0277      0.0002      0.0279     (0.0277)                --            (0.0277)
   1995(/6/)(/1//1/)        0.9993       0.0507     (0.0059)     0.0448     (0.0507)            0.0060            (0.0507)
   1994(/1//1/)             0.9999       0.0333     (0.0006)     0.0327     (0.0333)                --            (0.0333)
   1993(/7/)                1.0000       0.0297     (0.0001)     0.0296     (0.0297)                --            (0.0297)
SERVICE SHARES
 For the period ended
  6/30/98 (Unaudited)       0.9999       0.0252          --      0.0252     (0.0252)                --            (0.0252)
   1997                     0.9998       0.0503      0.0001      0.0504     (0.0503)                --            (0.0503)
   1996                     0.9996       0.0484      0.0002      0.0486     (0.0484)                --            (0.0484)
   1995(/5/)                0.9994       0.0264      0.0002      0.0266     (0.0264)                --            (0.0264)
   1995(/8/)                1.0000       0.0245     (0.0006)     0.0239     (0.0245)                --            (0.0245)
---------------------------------------------------------------------------------------------------------------------------------
TREASURY CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
  06/30/98 (Unaudited)      1.0000       0.0259          --      0.0259     (0.0259)                --            (0.0259)
   1997(/1//0/)             1.0000       0.0159          --      0.0159     (0.0159)                --            (0.0159)
SERVICE SHARES
 For the period ended
  06/30/98 (Unaudited)      1.0000       0.0247          --      0.0247     (0.0247)                --            (0.0247)
   1997(/1//0/)             1.0000       0.0152          --      0.0152     (0.0152)                --            (0.0152)
---------------------------------------------------------------------------------------------------------------------------------
TREASURY PRIME CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
  6/30/98 (Unaudited)       0.9999       0.0243      0.0001      0.0244     (0.0243)                --            (0.0243)
   1997                     0.9999       0.0479          --      0.0479     (0.0479)                --            (0.0479)
   1996                     1.0000       0.0474     (0.0001)     0.0473     (0.0474)                --            (0.0474)
   1995(/4/)                1.0000       0.0399          --      0.0399     (0.0399)                --            (0.0399)
SERVICE SHARES
 For the period ended
  6/30/98 (Unaudited)       1.0000       0.0230          --      0.0230     (0.0230)                --            (0.0230)
   1997                     1.0000       0.0454          --      0.0454     (0.0454)                --            (0.0454)
   1996                     1.0000       0.0449          --      0.0449     (0.0449)                --            (0.0449)
   1995(/4/)                1.0000       0.0380          --      0.0380     (0.0380)                --            (0.0380)
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
  6/30/98 (Unaudited)       0.9992       0.0261      0.0002      0.0263     (0.0261)                --            (0.0261)
   1997                     0.9988       0.0521      0.0004      0.0525     (0.0521)                --            (0.0521)
   1996                     0.9990       0.0502     (0.0002)     0.0500     (0.0502)                --            (0.0502)
   1995(/1/)                0.9989       0.0320      0.0001      0.0321     (0.0320)                --            (0.0320)
   1995(/1//2/)             0.9999       0.0492     (0.0010)     0.0482     (0.0492)                --            (0.0492)
   1994(/1//2/)             1.0000       0.0302     (0.0001)     0.0301     (0.0302)                --            (0.0302)
   1993(/2/)                1.0000       0.0319          --      0.0319     (0.0319)                --            (0.0319)
SERVICE SHARES
 For the period ended
  6/30/98 (Unaudited)       0.9997       0.0249          --      0.0249     (0.0249)                --            (0.0249)
   1997                     0.9995       0.0496      0.0002      0.0498     (0.0496)                --            (0.0496)
   1996                     0.9990       0.0478      0.0005      0.0483     (0.0478)                --            (0.0478)
   1995(/1/)                0.9989       0.0305      0.0001      0.0306     (0.0305)                --            (0.0305)
   1995(/3/)                1.0000       0.0199     (0.0011)     0.0188     (0.0199)                --            (0.0199)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL CASH MANAGEMENT FUND
INSTITUTIONAL SHARES
 For the period ended
  6/30/98 (Unaudited)       1.0000       0.0161          --      0.0161     (0.0161)                --            (0.0161)
   1997(/9/)                1.0000       0.0125          --      0.0125     (0.0125)                --            (0.0125)
SERVICE SHARES
 For the period ended
  6/30/98 (Unaudited)       1.0000       0.0149          --      0.0149     (0.0149)                --            (0.0149)
   1997(/9/)                1.0000       0.0116          --      0.0116     (0.0116)                --            (0.0116)
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

  Pegasus Funds
28

                      NET ASSETS  RATIO OF     RATIO OF NET     RATIO OF EXPENSES TO
NET ASSET               END OF   EXPENSES TO INVESTMENT INCOME   AVERAGE NET ASSETS
VALUE END    TOTAL      PERIOD   AVERAGE NET    TO AVERAGE     (EXCLUDING FEE WAIVERS
OF PERIOD    RETURN     (000)      ASSETS       NET ASSETS      AND REIMBURSEMENTS)
-------------------------------------------------------------------------------------
 0.9998    5.36%+     $  928,341   0.35%+         5.29%+               0.38%+
 0.9997    5.41%      $  705,270   0.35%          5.36%                0.38%
 0.9998    5.23%      $  885,946   0.35%          5.19%                0.42%
 0.9996    2.80%++    $  389,127   0.35%+         5.51%+               0.43%+
 0.9994    5.19%(/6/) $  319,214   0.35%          5.11%                0.44%
 0.9993    3.38%      $  143,820   0.31%          3.33%                0.43%
 0.9999    3.25%+     $  175,713   0.05%+         3.19%+               0.56%+
 0.9999    5.10%+     $1,189,013   0.60%+         5.04%+               0.63%+
 0.9999    5.15%      $  992,763   0.60%          5.11%                0.63%
 0.9998    4.98%      $  232,249   0.60%          4.94%                0.67%
 0.9996    2.68%++    $  121,750   0.60%+         5.25%+               0.69%+
 0.9994    2.47%++    $   11,372   0.60%+         5.46%+               0.71%+
-------------------------------------------------------------------------------------
 1.0000    5.24%+     $   22,869   0.35%+         5.22%+               0.38%+
 1.0000    5.29%+     $      850   0.35%+         5.28%+               0.41%+
 1.0000    5.00%+     $  287,124   0.60%+         4.97%+               0.63%+
 1.0000    5.04%+     $  205,722   0.60%+         5.03%+               0.66%+
-------------------------------------------------------------------------------------
 1.0000    4.92%+     $   92,325   0.35%+         4.85%+               0.39%+
 0.9999    4.90%      $   90,813   0.35%          4.79%                0.40%
 0.9999    4.86%      $   70,120   0.35%          4.84%                0.46%
 1.0000    4.06%++    $   14,008   0.35%+         5.16%+               1.23%+
 1.0000    4.66%+     $  350,765   0.60%+         4.60%+               0.64%+
 1.0000    4.64%      $  233,590   0.60%          4.54%                0.65%
 1.0000    4.60%      $  215,040   0.60%          4.59%                0.71%
 1.0000    3.86%++    $  130,559   0.60%+         4.72%+               0.74%+
-------------------------------------------------------------------------------------
 0.9994    5.30%+     $  810,686   0.35%+         5.23%+               0.36%+
 0.9992    5.34%      $  534,364   0.35%          5.27%                0.36%
 0.9969    5.15%      $  369,163   0.35%          5.09%                0.43%
 0.9990    3.24%++    $  489,395   0.35%+         5.46%+               0.42%+
 0.9989    5.03%      $  475,248   0.34%          4.94%                0.41%
 0.9999    3.06%      $  413,634   0.30%          3.02%                0.41%
 1.0000    3.25%+     $  264,527   0.02%+         3.10%+               0.49%+
 0.9997    5.04%+     $  447.092   0.60%+         4.98%+               0.61%+
 0.9997    5.08%      $  357,663   0.60%          5.02%                0.61%
 0.9995    4.89%      $  207,046   0.60%          4.84%                0.68%
 0.9990    3.09%++    $   56,000   0.60%+         5.17%+               0.69%+
 0.9989    2.01%++    $   16,702   0.57%+         5.48%+               0.66%+
-------------------------------------------------------------------------------------
 1.0000    3.26%+     $  352,315   0.35%+         3.24%+               0.38%+
 1.0000    3.39%+     $  201,705   0.35%+         3.37%+               0.41%+
 1.0000    3.00%+     $   68,186   0.60%+         2.99%+               0.63%+
 1.0000    3.14%+     $   56,534   0.60%+         3.12%+               0.66%+
-------------------------------------------------------------------------------------

                                                                 Pegasus Funds

NOTES TO FINANCIAL HIGHLIGHTS

(/1/)For the period June 1, 1995 through December 31, 1995. Effective June 1,
    1995, the Fund changed its fiscal year end from May 31 to December 31. (/2/)For the period June 2, 1992 (commencement of operations) through May 31,
   1993.
(/3/)For the period January 17, 1995 (initial offering date of Service Shares)
   through May 31, 1995.
(/4/)For the period March 22, 1995 (commencement of operations) through
   December 31, 1995.
(/5/)For the period July 1, 1995 through December 31, 1995. Effective July 1,
    1995 the Fund changed its fiscal year end from June 30 to December 31. (/6/)If the Fund had not a capital contribution by an Affiliate of the
    Investment Adviser during the period, the total return would have been 4.51%.
(/7/)For the period July 30, 1992 (commencement of operations) through June 30,
   1993.
(/8/)For the period January 17, 1995 (initial offering date of Service Shares)
   through June 30, 1995.
(/9/)For the period August 18, 1997 (commencement of operations) through
   December 31, 1997.
(/1//0/)For the period September 12, 1997 (commencement of operations) through
   December 31, 1997.
(/1//1/)For the year ended June 30.
(/1//2/)For the year ended May 31.
 +Annualized.
++Not Annualized.

  Pegasus Funds
30

Table of Contents

  1 Letter to Shareholders

  2 Statements of Assets and Liabilities

 10 Statements of Operations

 14 Statements of Changes in Net Assets

 21 Portfolios of Investments

129 Notes to Financial Statements

148 Financial Highlights

Pegasus Funds are not bank
deposits or obligations of, or
guaranteed or endorsed by First
Chicago NBD Corporation or any
of its affiliates, and are not
federally insured or guaranteed
by the U.S. government, FDIC,
or any governmental agency.
Investment in the Funds
involves risks, including the
possible loss of principal.

PEGASUS FUNDS
(800) 688-3350

INVESTMENT ADVISER
First Chicago NBD Investment Management Company (FCNIMCO)
Three First National Plaza, MS 0334
Chicago, IL 60670-0334

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219


THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                Pegasus Funds
                                                                            I

                     A MESSAGE FROM THE INVESTMENT ADVISER

--------------------------------------------------------------------------------


JUNE 30, 1998

DEAR PEGASUS FUNDS SHAREHOLDER,

The year has proven both exciting and rewarding thus far:

Both the stock and bond markets continue to provide excellent returns with the S&P 500* advancing almost 18 percent, the foreign markets, as measured by the Morgan Stanley EAFE Index, advancing 16 percent and Lehman Brothers Aggregate Index*** (bonds) providing a 4% return. We believe the domestic economic picture remains healthy as does the European outlook. The primary dark cloud remains the troubled Asian arena. We look for a continued positive domestic environment although we do not expect the market to advance as sharply in the second half of the year.

The Pegasus Family continues to grow with the recent launch of the Short Municipal Bond Fund and the launch of an extended index fund in August of this year. At that time the family will offer 9 equity funds, 10 fixed income funds, 9 money market funds, 3 managed asset funds (balanced funds) as well as a fixed annuity and a group of variable funds.

In May of this year, the parent of the adviser, First Chicago NBD Corp., announced plans to merge with BANC ONE Corporation. BANC ONE also has a strong and proven investment management organization which, when combined with your adviser, should provide an increased variety of investment options supported by a stronger, more experienced combined organization. As the merger progresses we will provide you with more information.

The investment adviser to the Pegasus Funds, First Chicago NBD Investment Management Company, brings to you the expertise and heritage of an institution that has been managing money for over 100 years. Our investment philosophy is a simple one: a disciplined investment approach that seeks above average performance over time while maintaining average risk.

I would like to thank you for the opportunity to serve your investment needs. We appreciate that there are few greater trusts than the granting of one's investment funds to an adviser.

LOGO
George F. Abel
Chief Investment Officer
First Chicago NBD Investment Management Company

* The S&P Index is an unmanaged index generally representative of the U.S. stock market as a whole.

** Morgan Stanley EAFE Index is an unmanaged index generally representative of the foreign equity market as a whole.

*** The Lehman Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

         ----------------------------------------------------------------------

                   MANAGED ASSETS   MANAGED ASSETS MANAGED ASSETS    EQUITY        GROWTH         MID-CAP         SMALL-CAP
                  CONSERVATIVE FUND BALANCED FUND   GROWTH FUND    INCOME FUND      FUND      OPPORTUNITY FUND OPPORTUNITY FUND
         --------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in
securities:
 At cost            $ 131,234,165   $ 269,667,298   $ 21,591,028  $ 268,676,272 $ 483,674,314  $  775,778,748    $279,186,699
-------------------------------------------------------------------------------------------------------------------------------
 At value (Note
 2)                 $ 135,152,771   $ 277,312,258   $ 21,877,936  $ 325,742,844 $ 846,249,295  $1,141,146,409    $328,144,452
Cash                          374              90             --             --            --             947              --
Receivable for
securities sold                --              --             --      2,129,354     1,461,381      13,585,027          26,523
Receivable for
fund shares sold          229,814         297,396        100,990          6,223       235,200         176,376         150,172
Income receiv-
able                           --              --             --        553,690       360,245         644,528         116,359
Deferred organi-
zation costs,
net (Note 2)               31,496           4,857             --         22,571        26,699              --          22,914
Prepaids and
other assets               58,538         154,562         43,881        113,229       155,746         308,678          59,427
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS         135,472,993     277,769,163     22,022,807    328,567,911   848,488,566   1,155,861,965     328,519,847
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for se-
curities pur-
chased                    116,722         137,126         58,754         28,269       144,976       8,840,454         611,237
Payable for
variation margin
on futures
contracts                      --              --             --             --        43,250         110,490           6,450
Accrued invest-
ment advisory
fees                       71,062         146,301         11,155        129,135       348,738         546,881         182,301
Accrued transfer
and dividend
disbursing agent
fees                       11,962          14,065          1,915            904         2,514          14,318           1,481
Accrued custo-
dial fees                   1,735           7,121             26          5,665         4,376           5,581           3,984
Administration
fees payable               16,399          33,762          2,574         38,740        87,233         136,720          39,115
Shareholder
services fees
payable (Class A
Shares)                    54,503          99,203          5,371          8,405        70,180         186,893          19,615
Shareholder
services fees
payable (Class B
Shares)                    13,174           9,277          6,208          2,346         2,211           3,871           2,136
12b-1 fees pay-
able (Class B
Shares)                    40,248          27,831         18,613          6,983         7,749          11,611           7,021
Dividends pay-
able                       19,096           5,812            846         10,680            --              --              --
Payable for fund
shares redeemed           135,157          51,148         13,463          4,264        50,747          27,013          27,028
Other payables
and accrued ex-
penses                      7,018           8,842          3,924         11,896        11,410          21,714           5,118
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL LIABILI-
 TIES                     487,076         540,488        122,849        247,287       773,384       9,905,546         905,486
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS         $ 134,985,917   $ 277,228,675   $ 21,899,958  $ 328,320,624 $ 847,715,182  $1,145,956,419    $327,614,361
-------------------------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
 2

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                        MANAGED ASSETS                                                             MID-CAP       SMALL CAP
                         CONSERVATIVE  MANAGED ASSETS MANAGED ASSETS    EQUITY       GROWTH      OPPORTUNITY    OPPORTUNITY
                             FUND      BALANCED FUND   GROWTH FUND   INCOME FUND      FUND           FUND           FUND
              ------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OF-
FERING PRICE AND RE-
DEMPTION PRICE PER
SHARE:
CLASS A SHARES:
Net Assets               $100,507,996   $169,028,463   $ 9,404,036   $ 13,397,091 $109,752,170  $  296,264,467  $ 33,523,431
Shares of beneficial
interest issued and
outstanding, $0.10 par
value, unlimited num-
ber of shares autho-
rized                       6,814,414     14,298,714       787,670      1,074,534    6,471,853      14,048,016     2,008,892
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                    $      14.75   $      11.82   $     11.94   $      12.47 $      16.96           21.09         16.69
Maximum sales charge
per share(1)                     0.78           0.62          0.63           0.66         0.89            1.11          0.88
-----------------------------------------------------------------------------------------------------------------------------
Maximum offering price
per share                $      15.53   $      12.44   $     12.57   $      13.13 $      17.85  $        22.20  $      17.57
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets               $ 22,223,117   $ 15,874,569   $10,912,932   $  3,637,767 $  4,353,084  $    6,632,015  $  3,843,342
Shares of beneficial
interest issued and
outstanding, $0.10 par
value, unlimited num-
ber of shares autho-
rized                       1,505,363      1,198,186       928,030        291,641      261,575         662,182       235,473
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                    $      14.76   $      13.25   $     11.76   $      12.47 $      16.64  $        10.02  $      16.32
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets               $ 12,254,804   $ 92,325,643   $ 1,582,990   $311,285,766 $733,609,928  $  843,059,937  $290,247,588
Shares of beneficial
interest issued and
outstanding, $0.10 par
value, unlimited num-
ber of shares autho-
rized                         827,727      7,823,748       131,935     25,036,361   43,204,399      39,827,125    17,165,059
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                    $      14.81   $      11.80   $     12.00   $      12.43 $      16.98  $        21.17  $      16.91
-----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial
interest, at par         $    914,750   $  2,332,065   $   184,764   $  2,640,254 $  4,993,783  $    5,453,732  $  1,940,942
Additional paid-in
capital                   127,711,838    258,228,574    20,889,820    264,996,537  476,214,546     768,971,471   265,866,386
Accumulated undistrib-
uted net investment
income (loss)                 (50,152)       (67,181)       (6,770)       105,566     (643,890)     (1,087,529)     (691,121)
Accumulated undistrib-
uted net realized
gains on investments
and financial futures       2,490,875      9,090,257       545,236      3,511,695    4,602,262       6,643,274    11,379,261
Net unrealized appre-
ciation on investments
and financial futures       3,918,606      7,644,960       286,908     57,066,572  362,548,481     365,975,471    49,118,893
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS        $134,985,917   $277,228,675   $21,899,958   $328,320,624 $847,715,182  $1,145,956,419  $327,614,361
-----------------------------------------------------------------------------------------------------------------------------

(1) Maximum sales charges are 5.00% of Maximum Offering Price per share unless otherwise noted.
                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                          INTRINSIC VALUE GROWTH AND VALUE EQUITY INDEX INTERNATIONAL
                               FUND             FUND           FUND      EQUITY FUND
                ---------------------------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                   $558,528,597    $  863,311,278  $537,820,412 $473,864,548
-------------------------------------------------------------------------------------
 At value (Note 2)         $683,535,550    $1,231,148,642  $981,305,822 $605,266,393
Cash                              4,147                --            --           --
Receivable for variation
margin on futures con-
tracts                               --                --            --      302,445
Unrealized appreciation
on foreign exchange con-
tracts                               --                --            --    5,176,242
Receivable for securi-
ties sold                            --                --            --       11,100
Receivable for fund
shares sold                     205,286           553,881       223,565      180,237
Income receivable               754,773           888,021     1,033,433    1,201,539
Reclaim receivable                   --                --            --      770,214
Deferred organization
costs, net (Note 2)                  --                --            --       17,836
Prepaids and other as-
sets                             90,260           226,665       245,141      117,249
-------------------------------------------------------------------------------------
 TOTAL ASSETS               684,590,016     1,232,817,209   982,807,961  613,043,255
-------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities
purchased                       935,807         4,130,521     1,104,217   13,443,490
Payable for variation
margin on futures con-
tracts                           79,410           204,206            --           --
Accrued investment advi-
sory fees                       336,945           590,067        80,760      388,552
Accrued transfer and
dividend disbursing
agent fees                        2,182             1,496         8,516        1,393
Accrued custodial fees            4,047             4,864         4,950       16,305
Administration fees pay-
able                             84,236           147,517       121,141       72,853
Shareholder services
fees payable (Class A
Shares)                          81,344           162,730       162,372       25,899
Shareholder services
fees payable (Class B
Shares)                           3,012             5,465         1,498        1,461
12b-1 fees payable
(Class B Shares)                  9,038            16,397         4,493        4,384
Withholding tax payable              --                --            --       28,447
Dividends payable                11,829             7,442         2,371       11,257
Payable for fund shares
redeemed                         21,994           151,213        13,083       17,224
Other payables and ac-
crued expenses                    9,556            24,504        14,267        5,351
-------------------------------------------------------------------------------------
 TOTAL LIABILITIES            1,579,400         5,446,422     1,517,668   14,016,616
-------------------------------------------------------------------------------------
 NET ASSETS                $683,010,616    $1,227,370,787  $981,290,293 $599,026,639
-------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
  4

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                           INTRINSIC
                             VALUE      GROWTH AND VALUE EQUITY INDEX    INTERNATIONAL
                              FUND            FUND           FUND         EQUITY FUND
                              --------------------------------------------------------
NET ASSET VALUE, OFFER-
ING PRICE AND REDEMPTION
PRICE PER SHARE:
CLASS A SHARES:
Net Assets                $132,278,364   $  264,449,804  $281,046,761    $ 43,279,818
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized            8,254,937       15,604,881    11,332,956       3,173,445
--------------------------------------------------------------------------------------
Net asset value per
share                     $      16.02   $        16.95  $      24.80    $      13.64
Maximum sales charge per
share(1)                          0.84             0.89          0.77(2)          .72
--------------------------------------------------------------------------------------
Maximum offering price
per share                 $      16.86   $        17.84  $      25.57    $      14.36
--------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                $  5,341,678   $    9,612,670  $  2,821,942    $  2,455,836
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized              469,782          938,778       188,271         191,940
--------------------------------------------------------------------------------------
Net asset value per
share                     $      11.37   $        10.24  $      14.99    $      12.79
--------------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                $545,390,574   $  953,308,313  $697,421,590    $553,870,240
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue, unlimited number of
shares authorized           34,019,695       56,215,982    28,108,761      40,467,425
--------------------------------------------------------------------------------------
Net asset value per
share                     $      16.03   $        16.96  $      24.81    $      13.67
--------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  4,274,441   $    7,275,964  $  3,962,999    $  4,383,281
Additional paid-in capi-
tal                        536,475,198      820,536,740   517,428,905     485,870,239
Accumulated undistrib-
uted net investment in-
come (loss)                    (50,472)         171,187       208,288         444,303
Accumulated undistrib-
uted net realized gains
(losses) on investments
and financial futures       16,999,296       31,083,710    16,204,691     (22,695,869)
Net unrealized apprecia-
tion on investments and
financial futures          125,312,153      368,303,186   443,485,410     131,694,564
Net unrealized deprecia-
tion of assets and lia-
bilities denominated in
foreign currencies                  --               --            --        (669,879)
--------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $683,010,616   $1,227,370,787  $981,290,293    $599,026,639
--------------------------------------------------------------------------------------

(1)Maximum sales charges are 5.00% of Maximum Offering Price per share unless otherwise noted.

(2)Maximum sales charge is 3.00% of Maximum Offering Price per share.

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                          INTERMEDIATE                   SHORT     MULTI SECTOR INTERNATIONAL    HIGH
                              BOND          BOND          BOND         BOND         BOND         YIELD
                              FUND          FUND          FUND         FUND         FUND       BOND FUND
                               --------------------------------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                  $573,245,664 $1,373,182,326 $253,166,456 $125,463,721  $93,590,168  $67,465,137
---------------------------------------------------------------------------------------------------------
 At value (Note 2)        $588,321,155 $1,437,458,015 $254,216,623 $129,914,423  $88,404,359  $67,702,287
Cash                             3,132         28,957          385        2,038           --          258
Receivable for securi-
ties sold                           --             --    2,014,550           --           --           --
Receivable for fund
shares sold                     94,953        436,407           --        5,715       61,510       19,087
Income receivable            5,493,654     11,579,880    2,861,472    1,326,482    1,763,634    1,144,937
Reclaim receivable                  --             --           --           --       90,469           --
Deferred organization
costs, net (Note 2)                 --             --        8,602       15,092       22,001       20,586
Prepaid and other assets       199,658        280,267       83,581      107,030       31,420       42,684
---------------------------------------------------------------------------------------------------------
 TOTAL ASSETS              594,112,552  1,449,783,526  259,185,213  131,370,780   90,373,393   68,929,839
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities
purchased                       59,964        152,638           --       29,908      131,774      425,576
Accrued investment advi-
sory fees                      193,745        476,654       76,070       41,163       52,130       38,696
Accrued transfer and
dividend disbursing
agent fees                       6,724          6,762          460          283        1,158          912
Accrued custodial fees           5,011          3,925        1,290          968        7,916        1,361
Administration fees pay-
able                            81,584        178,744       32,601       15,435       10,964        8,292
Shareholder services
fees payable (Class A
Shares)                         51,932        128,060        8,699        7,439        5,227          708
Shareholder services
fees payable (Class B
Shares)                            403          3,346          179          369          942          130
12b-1 fees payable
(Class B Shares)                 1,207         10,039          535        1,000          294          465
Dividends payable               12,325         56,544          111        1,568          712        2,797
Payable for fund shares
redeemed                         4,531         63,739           --           --        3,817           --
Other payables and ac-
crued expenses                  15,526         26,690        7,227       11,752       25,841        8,770
---------------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES             432,952      1,107,141      127,172      109,885      240,775      487,707
---------------------------------------------------------------------------------------------------------
 NET ASSETS               $593,679,600 $1,448,676,385 $259,058,041 $131,260,895  $90,132,618  $68,442,132
---------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
 6

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                          INTERMEDIATE                           SHORT         MULTI SECTOR    INTERNATIONAL        HIGH
                              BOND              BOND              BOND             BOND            BOND             YIELD
                              FUND              FUND              FUND             FUND            FUND           BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFER-
ING PRICE AND REDEMPTION
PRICE PER SHARE:
CLASS A SHARES:
Net Assets                $ 86,340,805     $  238,038,439     $ 14,082,561     $ 12,159,376    $  8,888,827      $ 1,574,353
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized            8,222,132         22,312,932        1,387,147        1,503,596         906,925          153,979
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                     $      10.50     $        10.67     $      10.15     $       8.09        $   9.80      $     10.22
Maximum Sales charge per
share                             0.32 (3)           0.50 (2)         0.10 (1)         0.25(3)         0.46 (2)         0.48(2)
-------------------------------------------------------------------------------------------------------------------------------
Maximum offering price
per share                 $      10.82     $        11.17     $      10.25     $       8.34    $      10.26      $     10.70
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                $    728,387     $    6,097,242     $    273,648     $    603,757    $    145,004      $   234,824
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized               69,980            571,538           27,205           74,393          14,685           22,931
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                     $      10.41     $        10.67     $      10.06     $       8.12    $       9.87      $     10.24
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                $506,610,408     $1,204,540,704     $244,701,832     $118,497,762    $ 81,098,787      $66,632,955
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized           48,223,568        112,881,477       24,119,996       14,643,039       8,226,968        6,465,920
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per
share                     $      10.51     $        10.67     $      10.15     $       8.09    $       9.86      $     10.31
-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  5,651,568     $   13,576,595     $  2,553,435     $  1,622,103    $    914,858      $   664,283
Additional paid-in capi-
tal                        581,965,194      1,392,882,653      255,365,610      123,488,970      94,682,936       67,278,089
Accumulated undistrib-
uted net investment in-
come (loss)                   (346,450)            33,049         (116,476)          29,174         282,542           84,865
Accumulated undistrib-
uted net realized gains
(losses)                    (8,453,781)       (22,091,601)         205,305        1,669,946        (539,714)         177,745
Net unrealized apprecia-
tion on investments         14,863,069         64,275,689        1,050,167        4,450,702       4,803,204          237,150
Net unrealized deprecia-
tion of assets and lia-
bilities denominated in
foreign
currencies                          --                 --               --               --     (10,011,208)              --
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $593,679,600     $1,448,676,385     $259,058,041     $131,260,895    $ 90,132,618      $68,442,132
-------------------------------------------------------------------------------------------------------------------------------

(1) Maximum sales charge is 1.00% of Maximum Offering Price per share.
(2) Maximum sales charge is 4.50% of Maximum Offering Price per share.
(3) Maximum sales charge is 3.00% of Maximum Offering Price per share.

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                             SHORT    INTERMEDIATE   MICHIGAN
                              MUNICIPAL    MUNICIPAL   MUNICIPAL    MUNICIPAL
                              BOND FUND    BOND FUND   BOND FUND    BOND FUND
                                    -------------------------------------------
ASSETS:
Investment in securities:
 At cost                     $412,563,862 $11,470,926 $435,512,398 $ 94,544,611
-------------------------------------------------------------------------------
 At value (Note 2)           $438,193,064 $11,514,920 $454,484,024 $ 98,867,070
 Cash                                  --          --           --        4,189
Receivable for fund shares
sold                              193,000          --        1,500       68,138
Income receivable               6,813,832     157,205    7,459,310    1,202,269
Deferred organization
costs, net (Note 2)                 2,810      37,675       16,492           --
Prepaids and other assets         104,013      23,472       49,109       26,540
-------------------------------------------------------------------------------
 TOTAL ASSETS                 445,306,719  11,733,272  462,010,435  100,168,206
-------------------------------------------------------------------------------
LIABILITIES:
Payable for securities pur-
chased                            149,941   1,028,922    6,967,873       20,000
Accrued investment advisory
fees                              112,783       3,077      145,918       32,206
Accrued transfer and divi-
dend disbursing agent fees          1,076         213        1,239        2,143
Accrued custodial fees              1,919       1,476        3,179        1,602
Administration fees payable        48,558       1,154       53,790       12,077
Shareholder services fees
payable (Class A Shares)           24,021          14       12,459       11,776
Shareholder services fees
payable (Class B Shares)            1,015          --          516          639
12b-1 fees payable (Class B
Shares)                             3,013          --        1,620        1,915
Dividends payable                  52,017          --       20,013       18,361
Payable for fund shares re-
deemed                             16,944          --           --           --
Other payables and accrued
expenses                           15,981       2,043       24,422        4,254
-------------------------------------------------------------------------------
 TOTAL LIABILITIES                427,268   1,036,899    7,231,029      104,973
-------------------------------------------------------------------------------
 NET ASSETS                  $444,879,451 $10,696,373 $454,779,406 $100,063,233

--------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
 8

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                          SHORT       INTERMEDIATE      MICHIGAN
                           MUNICIPAL    MUNICIPAL      MUNICIPAL       MUNICIPAL
                           BOND FUND    BOND FUND      BOND FUND       BOND FUND
                                      ---------------------------------------------
NET ASSET VALUE, OFFER-
ING PRICE AND REDEMPTION
PRICE PER SHARE:
CLASS A SHARES:
Net Assets                $ 40,156,768 $    72,967    $ 20,176,884    $ 18,692,737
Shares of beneficial
interest issued and
outstanding, $0.10 par
value, unlimited number
of shares authorized         3,124,215       7,245       1,640,534       1,706,520
-----------------------------------------------------------------------------------
Net asset value per
share                     $      12.85 $     10.07    $      12.30    $      10.95
Maximum sales charge per
share(1)                          0.61        0.47(3)         0.38(2)         0.52
-----------------------------------------------------------------------------------
Maximum offering price
per share                 $      13.46 $     10.54    $      12.68    $      11.47
-----------------------------------------------------------------------------------
CLASS B SHARES:
Net Assets                $  1,757,634 $       100    $    800,830    $  1,436,391
Shares of beneficial
interest issued and
outstanding, $0.10 par
value, unlimited number
of shares authorized           136,862          10          65,162         135,407
-----------------------------------------------------------------------------------
Net asset value per
share                     $      12.84 $     10.00    $      12.29    $      10.61
-----------------------------------------------------------------------------------
CLASS I SHARES:
Net Assets                $402,965,049 $10,623,306    $433,801,692    $ 79,934,105
Shares of beneficial
interest issued and
outstanding, $0.10 par
value, unlimited number
of shares authorized        31,369,953   1,053,205      35,260,701       7,298,664
-----------------------------------------------------------------------------------
Net asset value per
share                     $      12.85 $     10.09    $      12.30    $      10.95
-----------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  3,463,103 $   106,046    $  3,696,640    $    914,059
Additional paid-in capi-
tal                        414,514,341  10,532,383     431,767,870      94,955,144
Accumulated undistrib-
uted net investment in-
come                           528,427      11,883          64,700          73,954
Accumulated undistrib-
uted net realized gains
(losses)                       744,378       2,067         278,570        (202,383)
Net unrealized apprecia-
tion on investments         25,629,202      43,994      18,971,626       4,322,459
-----------------------------------------------------------------------------------
 TOTAL NET ASSETS         $444,879,451 $10,696,373    $454,779,406    $100,063,233
-----------------------------------------------------------------------------------

(1) Maximum sales charges are 4.50% of Maximum Offering Price per share unless otherwise noted.

(2) Maximum sales charge is 3.00% of Maximum Offering Price per share.

(3) Maximum sales charge is 1.00% of Maximum Offering Price per share.

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                           MANAGED ASSETS   MANAGED ASSETS MANAGED ASSETS   EQUITY        GROWTH         MID-CAP
                          CONSERVATIVE FUND BALANCED FUND   GROWTH FUND   INCOME FUND      FUND      OPPORTUNITY FUND
                       ---------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE
2)
 Interest                    $2,776,935      $ 4,307,233      $179,323    $ 1,288,136  $     63,774    $   680,466
 Dividends                      303,100          940,681        93,073      5,285,855     2,260,859      3,537,746
---------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME      3,080,035        5,247,914       272,396      6,573,991     2,324,633      4,218,212
---------------------------------------------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND
5):
 Investment advisory fee        408,182          857,694        56,789        795,419     2,098,794      3,339,295
 Administration fees             94,196          197,929        13,105        238,626       524,698        834,824
 Shareholder services
 fees (Class A Shares)          121,003          193,243         9,455         16,456       117,992        355,597
 Shareholder services
 fees (Class B Shares)           22,184           16,709        10,516          4,425         3,842          6,701
 12b-1 fees (Class B
 Shares)                         66,552           50,127        31,547         13,275        11,527         20,103
 Professional fees               14,484           19,051        12,205         17,914        21,655         27,618
 Custodian fees                  23,735           34,166        19,771         27,689        42,841         66,201
 Transfer and dividend
 disbursing agent fees          118,319          315,642         9,732         16,562       106,486        521,354
 Amortization of
 deferred organization
 costs                            9,050            4,590            --          7,580         7,401             --
 Registration, filing
 fees and other expenses         38,751           58,903        14,172          9,623        33,230        134,169
 Less: Expense
 reimbursement                  (79,614)        (169,430)      (38,809)            --            --             --
---------------------------------------------------------------------------------------------------------------------
 NET EXPENSES                   836,842        1,578,624       138,483      1,147,569     2,968,466      5,305,862
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)                        2,243,193        3,669,290       133,913      5,426,422      (643,833)    (1,087,650)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
Net realized gains on:
 Investment transactions      2,435,818        9,154,521       567,182     15,331,938    42,245,908     58,155,469
 Financial futures                   --               --            --             --       409,432      2,418,624
Net change in unrealized
appreciation
(depreciation) on
 investment securities
 and financial futures        1,599,813        2,805,211       287,782     (8,479,760)   91,065,683     18,915,897
---------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS ON
 INVESTMENTS                  4,035,631       11,959,732       854,964      6,852,178   133,721,023     79,489,990
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS FROM OPERATIONS       $6,278,824      $15,629,022      $988,877    $12,278,600  $133,077,190    $78,402,340
---------------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
10

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                              SMALL CAP                                                  INTERNATIONAL
                             OPPORTUNITY  INTRINSIC VALUE GROWTH AND VALUE EQUITY INDEX     EQUITY
                                FUND           FUND             FUND           FUND          FUND
                                 ---------------------------------------------------------------------
INVESTMENT INCOME (NOTE 2)
 Interest                    $   289,442    $ 2,221,389     $ 1,082,192    $     66,667   $ 1,337,881
 Dividends                       396,953      8,230,271       7,922,268       6,913,424     6,919,768*
------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME         686,395     10,451,660       9,004,460       6,980,091     8,257,649
------------------------------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND
5):
 Investment advisory fees        998,941      2,025,631       3,442,453         463,581     2,276,027
 Administration fees             214,059        506,408         860,613         695,372       426,755
 Shareholder services fees
 (Class A Shares)                 35,254        147,308         304,554         299,201        46,275
 Shareholder services fees
 (Class B Shares)                  3,521          5,369           9,246           2,519         2,647
 12b-1 fees (Class B
 Shares)                          10,564         16,108          27,739           7,557         7,941
 Professional fees                15,446         20,882          28,621          24,157        31,344
 Custodian fees                   28,250         44,188          66,253          58,595       239,383
 Transfer and dividend
 disbursing agent fees            40,034        165,264         397,207         400,460        47,836
 Amortization of deferred
 organization costs                7,421             --              --              --         6,221
 Registration, filing fees
 and other expenses               23,837         44,085         129,675         202,910        50,915
 Less: Expense
 reimbursement                        --             --         (32,656)        (59,921)           --
------------------------------------------------------------------------------------------------------
 NET EXPENSES                  1,377,327      2,975,243       5,233,705       2,094,431     3,135,344
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)                          (690,932)     7,476,417       3,770,755       4,885,660     5,122,305
------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gains (losses)
on:
 Investment transactions      11,127,791     14,695,972      61,549,050      20,424,184   (14,287,460)
 Financial Futures              (556,066)     2,312,821       4,878,273              --      (460,809)
 Foreign currency
 transactions                         --             --              --              --     1,081,069
Net change in unrealized
appreciation/(depreciation)
on:
 Investment securities and
 financial futures             1,750,488      5,239,128      20,972,378     120,702,402    80,423,444
 Assets and liabilities
 denominated in foreign
 currencies                           --             --              --              --    (1,305,010)
------------------------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS ON
 INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS        12,322,213     22,247,921      87,399,701     141,126,586    65,451,231
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS              $11,631,281    $29,724,338     $91,170,456    $146,012,246   $70,573,536
------------------------------------------------------------------------------------------------------

*Net of foreign taxes withheld of $686,734.

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                 MULTI
                          INTERMEDIATE               SHORT       SECTOR    INTERNATIONAL HIGH YIELD
                           BOND FUND    BOND FUND  BOND FUND   BOND FUND     BOND FUND   BOND FUND
                        ----------------------------------------------------------------------------
INVESTMENT INCOME (NOTE
2)
 Interest                 $18,418,293  $45,310,873 $7,789,885  $4,481,932   $ 2,652,980* $2,494,999
 Dividends                         --           --         --          --         3,042     121,579
----------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME   18,418,293   45,310,873  7,789,885   4,481,932     2,656,022   2,616,578
----------------------------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND
5):
 Investment advisory
 fees                       1,107,234    2,670,788    452,408     271,441       311,525     205,711
 Administration fees          415,213    1,001,545    193,889     101,791        66,755      44,081
 Shareholder services
 fees (Class A Shares)        100,464      230,478     15,865      14,330         9,512       1,094
 Shareholder services
 fees (Class B Shares)            734        5,746        347         693           175         191
 12b-1 fees (Class B
 Shares)                        2,202       17,240      1,040       2,079           526         572
 Professional fees             25,701       35,279     17,527      16,291        19,259      13,676
 Custodian fees                46,720       83,998     24,506      11,711        55,770      10,951
 Transfer and dividend
 disbursing agent fees        119,289      261,650     19,773      26,847        16,295       1,102
 Amortization of de-
 ferred organization
 costs                             --           --         --       4,887         6,878       2,498
 Registration, filing
 fees and other expenses       83,569      137,517     53,372      10,603        12,769      26,190
 Less: Expense reim-
 bursement                         --           --    (16,174)         --       (81,902)    (28,453)
----------------------------------------------------------------------------------------------------
 NET EXPENSES               1,901,126    4,444,241    762,553     460,673       417,562     277,613
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME      16,517,167   40,866,632  7,027,332   4,021,259     2,238,460   2,338,965
----------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAINS (LOSS-
ES) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
----------------------------------------------------------------------------------------------------
Net realized gains
(losses) on:
 Investment transactions       66,342      508,104    206,899   1,693,670      (351,084)    185,714
 Foreign currency trans-
 actions                           --           --         --          --      (164,953)         --
Net change in unrealized
appreciation (deprecia-
tion) on:
 Investment securities      1,705,817    9,249,153    (52,043)   (708,561)    1,031,760    (371,491)
 Assets and liabilities
 denominated in foreign
 currencies                        --           --         --          --    (1,387,151)         --
----------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAINS (LOSS-
ES) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS                1,772,159    9,757,257    154,856     985,109      (871,428)   (185,777)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS FROM OPERATIONS      $18,289,326  $50,623,889 $7,182,188  $5,006,368   $ 1,367,032  $2,153,188
----------------------------------------------------------------------------------------------------

*Net of foreign taxes withheld of $8,074.

                See accompanying Notes to Financial Statements.

    Pegasus Funds
12

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                             SHORT     INTERMEDIATE  MICHIGAN
                               MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL
                                 BOND        BOND          BOND        BOND
                                 FUND       FUND(1)        FUND        FUND
                                        ---------------------------------------
INVESTMENT INCOME (NOTE 2)
 Interest                     $10,778,050   $64,813     10,297,441  $2,402,544
-------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME       10,778,050    64,813     10,297,441   2,402,544
-------------------------------------------------------------------------------
EXPENSES (NOTES 2, 3 AND 5):
 Investment advisory fee          808,429       5,304      815,792     178,574
 Administration fees              303,161     1,989        305,922      66,965
 Shareholder services fees
 (Class A Shares)                  45,801        14         24,154      23,353
 Shareholder services fees
 (Class B Shares)                   1,852        --            955       1,186
 12b-1 fees (Class B Shares)        5,557        --          2,864       3,557
 Professional fees                 19,934     1,200         18,170      14,106
 Custodian fees                    28,305     3,270         26,274       9,806
 Transfer and dividend dis-
 bursing agent fees                14,568        75          9,765       8,323
 Amortization of deferred
 organization costs                   724       767          5,972          --
 Registration, filing fees
 and other expenses                86,786     1,028         27,623      29,920
 Less: Expense reimbursement           --    (5,594)            --     (13,410)
-------------------------------------------------------------------------------
 NET EXPENSES                   1,315,117     8,053      1,237,491     322,380
-------------------------------------------------------------------------------
NET INVESTMENT INCOME           9,462,933    56,760      9,059,950   2,080,164
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVEST-
MENTS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gains (losses)
on investment transactions      1,051,755     2,067        276,327      65,158
Net change in unrealized ap-
preciation (depreciation) on
investment securities          (1,132,435)   43,994       (470,858)    153,127
-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVEST-
 MENTS AND FOREIGN CURRENCY
 TRANSACTIONS:                    (80,680)   46,061       (194,531)    218,285
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                $9,382,253  $102,821     $8,865,419  $2,298,449
-------------------------------------------------------------------------------

(1)For the period May 1, 1998 (commencement of operations) through June 30,
1998.


                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               MANAGED ASSETS              MANAGED ASSETS              MANAGED ASSETS
                                CONSERVATIVE                  BALANCED                     GROWTH
                                    FUND                        FUND                        FUND
                                 ---------------------------------------------------------------------------
                           Six Months                  Six Months
                             Ended                       Ended                     Six Months
                            June 30,     Year Ended     June 30,     Year Ended       Ended     Year Ended
                              1998        Dec. 31,        1998        Dec. 31,    June 30, 1998    Dec.
                          (Unaudited)       1997      (Unaudited)       1997       (Unaudited)    31,1997
                                 ---------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income    $  2,243,193  $  3,449,327   $ 3,669,290  $  6,042,494   $   133,913  $    75,049
 Net realized gains on
 investment transactions     2,435,818    10,320,662     9,154,521    34,007,379       567,182      655,347
 Net change in
 unrealized appreciation
 (depreciation) on
 investments                 1,599,813    (2,350,245)    2,805,211    (7,432,886)      287,782       (8,420)
------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations        6,278,824    11,419,744    15,629,022    32,616,987       988,887      721,976
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
From net investment in-
come
 Class A Shares             (1,848,665)   (2,888,131)   (2,320,941)   (2,416,016)      (72,842)     (35,453)
 Class B Shares               (284,618)     (264,207)     (141,547)      (95,876)      (55,847)     (22,220)
 Class I Shares               (224,669)     (251,568)   (1,467,813)   (3,393,246)      (14,773)     (14,555)
------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                       (2,357,952)   (3,403,906)   (3,930,301)   (5,905,138)     (143,462)     (72,228)
------------------------------------------------------------------------------------------------------------
From realized gains
 Class A Shares             (4,413,070)   (9,151,629)   (8,791,223)  (11,944,679)     (211,217)     (76,865)
 Class B Shares               (956,057)   (1,158,029)     (731,665)     (721,797)     (246,016)     (85,740)
 Class I Shares               (533,092)     (912,087)   (4,835,876)   (9,490,570)      (36,553)     (20,902)
------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains        (5,902,219)  (11,221,745)  (14,358,764)  (22,157,046)     (493,786)    (183,507)
------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders               (8,260,171)  (14,625,651)  (18,289,065)  (28,062,184)     (637,248)    (255,735)
------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                       31,960,195    56,042,633    53,702,342   186,676,562     9,075,944   12,257,921
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders       8,001,893    14,019,019    18,045,293    25,044,722       597,435      216,893
------------------------------------------------------------------------------------------------------------
                            39,962,088    70,061,652    71,747,635   211,721,284     9,673,379   12,474,814
 Less: payments for
 shares redeemed           (17,517,326)  (28,871,617)  (45,730,753) (92,665,003)    (1,216,093)    (536,321)
------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions               22,444,762    41,190,035    26,016,882   119,056,281     8,457,286   11,938,493
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS                        20,463,415    37,984,128    23,356,839   123,611,084     8,808,915   12,404,734
NET ASSETS:
 Beginning of period       114,522,502    76,538,374   253,871,836   130,260,752    13,091,043      686,309
------------------------------------------------------------------------------------------------------------
 End of period            $134,985,917  $114,522,502  $277,228,675  $253,871,836   $21,899,958  $13,091,043
------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
14

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            EQUITY INCOME FUND              GROWTH FUND            MID-CAP OPPORTUNITY FUND
                                      --------------------------------------------------------------------
                          Six Months                  Six Months
                            Ended                       Ended                      Six Months
                             June       Year Ended       June       Year Ended       Ended
                           30, 1998     Dec. 31,       30, 1998      Dec. 31,    June 30, 1998     Year Ended
                         (Unaudited)       1997      (Unaudited)       1997       (Unaudited)    Dec. 31, 1997
                                      --------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                  $  5,426,422  $  9,995,130  $   (643,833) $    900,808  $   (1,087,650) $       76,143
 Net realized gains on
 investment transactions
 and financial futures     15,331,938    49,970,226    42,655,340    38,532,531      60,574,093      75,611,514
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments and financial
 futures                   (8,479,760)    3,000,172    91,065,683   104,439,823      18,915,897     143,184,993
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      12,278,600    62,965,528   133,077,190   143,873,162      78,402,340     218,872,650
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares              (214,466)     (397,886)         (175)       (9,209)           (379)             --
 Class B Shares               (44,994)      (50,051)           --            --              --              --
 Class I Shares            (5,359,692)   (9,614,170)           --      (905,808)             --         (76,268)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                      (5,619,152)  (10,062,107)         (175)     (915,017)           (379)        (76,268)
----------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares              (791,081)   (2,206,498)   (6,693,734)   (3,354,983)    (16,417,977)    (15,608,413)
 Class B Shares              (226,136)     (503,410)     (248,827)     (110,626)       (714,014)       (430,754)
 Class I Shares           (17,872,287)  (54,205,468)  (38,254,403)  (35,824,761)    (45,806,399)    (56,800,760)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains      (18,889,504)  (56,915,376)  (45,196,964)  (39,290,370)    (62,938,390)    (72,839,927)
----------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (24,508,656)  (66,977,483)  (45,197,139)  (40,205,387)    (62,938,769)    (72,916,195)
----------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                      13,788,413    36,443,621    60,633,737   120,290,702     160,606,189     340,892,729
 Proceeds from shares
 issued in connection
 with merger               29,377,262            --    97,388,726   228,354,666      14,935,571              --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders     16,857,972    37,045,422    38,176,119    26,835,283      58,023,458      60,563,640
----------------------------------------------------------------------------------------------------------------
                           60,023,647    73,489,043   196,198,582   147,125,985     233,565,218     401,456,369
 Less: payments for
 shares redeemed          (39,472,656)  (78,967,179)  (79,575,834) (165,354,759)   (144,726,767)   (275,036,455)
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   20,550,991    (5,478,136)  116,622,748   (18,228,774)     88,838,451     126,419,914
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS               8,320,935    (9,490,091)  204,502,799    85,439,001     104,302,022     272,376,369
NET ASSETS:
 Beginning of period      319,999,689   329,489,780   643,212,383   557,773,382   1,041,654,397     769,278,028
----------------------------------------------------------------------------------------------------------------
 End of period           $328,320,624  $319,999,689  $847,715,182  $643,212,383  $1,145,956,419  $1,041,654,397
----------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           SMALL-CAP OPPORTUNITY
                                   FUND                INTRINSIC VALUE FUND          GROWTH AND VALUE FUND
                                    -----------------------------------------------------------------------
                          Six Months                  Six Months
                            Ended                       Ended                      Six Months
                           June 30,     Year Ended     June 30,     Year Ended       Ended
                             1998        Dec. 31,        1998        Dec. 31,    June 30, 1998     Year Ended
                         (Unaudited)       1997      (Unaudited)       1997       (Unaudited)    Dec. 31, 1997
                                    -----------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                  $   (690,932) $   (819,006) $  7,476,417  $  9,255,561  $    3,770,755  $    8,392,917
 Net realized gains on
 investment transactions
 and financial futures     10,571,725    23,580,300    17,008,793    51,424,041      66,427,323      83,059,077
 Net change in
 unrealized appreciation
 on investments and fi-
 nancial futures            1,750,488    23,977,959     5,239,128    49,889,271      20,972,378     139,970,312
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      11,631,281    46,739,253    29,724,338   110,568,873      91,170,456     231,422,306
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares                  (189)          (10)   (1,306,662)     (824,689)       (665,775)       (717,201)
 Class B Shares                    --            --       (58,007)      (29,657)        (15,012)        (13,664)
 Class I Shares                    --           (90)   (6,452,751)   (8,168,777)     (3,374,627)     (7,818,526)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                            (189)         (100)   (7,817,420)   (9,023,123)     (4,055,414)     (8,549,391)
----------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares              (408,876)   (1,940,280)   (1,495,637)   (5,568,447)    (10,573,869)    (12,290,204)
 Class B Shares               (46,328)     (140,872)      (82,152)     (275,342)       (602,539)       (544,023)
 Class I Shares            (3,499,880)  (21,480,150)   (6,112,348)  (38,037,383)    (37,007,198)    (78,740,173)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains       (3,955,084)  (23,561,402)   (7,690,137)  (43,881,172)    (48,183,606)    (91,574,400)
----------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders              (3,955,273)  (23,561,402)  (15,507,557)  (52,904,295)    (52,239,020)   (100,123,791)
----------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                      95,163,655    96,892,647   124,679,372   253,810,170     226,229,117     345,503,243
 Proceeds from shares
 issued in connection
 with merger                       --            --            --            --      48,560,921              --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      3,097,547    13,802,550    11,158,853    42,141,699      44,063,949      71,311,316
----------------------------------------------------------------------------------------------------------------
                           98,261,202   110,695,197   135,838,225   295,951,869     318,853,987     416,814,559
 Less: payments for
 shares redeemed          (19,865,086)  (24,978,895)  (93,085,337) (107,487,017)   (193,482,450)   (277,887,120)
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions              78,396,116    85,716,302    42,752,888   188,464,852     125,371,537     138,927,439
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS                       86,072,124   108,894,153    56,969,669   246,129,430     164,302,973     270,225,954
NET ASSETS:
 Beginning of period      241,542,237   132,648,084   626,040,947   379,911,517   1,063,067,814     792,841,860
----------------------------------------------------------------------------------------------------------------
 End of period           $327,614,361  $241,542,237  $683,010,616  $626,040,947  $1,227,370,787  $1,063,067,814
----------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
16

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                EQUITY INDEX FUND            INTERNATIONAL EQUITY FUND
                                           -----------------------------------------------
                          Six Months                       Six Months
                             Ended                            Ended
                         June 30, 1998     Year Ended     June 30, 1998     Year Ended
                          (Unaudited)   December 31, 1997  (Unaudited)   December 31, 1997
                                           -----------------------------------------------
FROM OPERATIONS:
 Net investment income   $  4,885,660     $ 10,775,328    $  5,122,305     $  4,872,280
 Net realized gains
 (losses) on investment,
 financial futures and
 foreign currency trans-
 actions                   20,424,184      137,682,393     (13,667,200)      (7,365,462)
 Net change in
 unrealized appreciation
 on investments, finan-
 cial futures and for-
 eign currency transla-
 tion                     120,702,402       69,490,136      79,118,431       22,818,587
------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations     146,012,246      217,947,857      70,573,536       20,325,405
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares            (1,101,194)      (1,287,874)       (335,291)        (158,687)
 Class B Shares               (10,658)         (13,913)        (15,413)          (7,361)
 Class I Shares            (3,700,705)      (9,815,475)     (4,717,204)      (4,474,343)
------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                      (4,812,557)     (11,117,262)     (5,067,908)      (4,640,391)
------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares            (1,644,640)      (4,544,532)             --               --
 Class B Shares               (26,097)         (59,025)             --               --
 Class I Shares            (4,089,881)     (17,429,543)             --               --
------------------------------------------------------------------------------------------
 Total distributions
 from realized gains       (5,760,618)     (22,033,100)             --               --
------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (10,573,175)     (33,150,362)     (5,067,908)      (4,640,391)
------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                     136,399,028      315,400,642      72,898,895      163,775,810
 Proceeds from shares
 issued in connection
 with merger                       --               --              --       25,851,101
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      7,748,206       22,770,868       1,878,933        1,647,758
------------------------------------------------------------------------------------------
                          144,147,234      338,171,511      74,777,828      191,274,669
 Less: payments for
 shares redeemed         (133,342,099)    (557,739,568)    (57,709,683)     (92,471,044)
------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   10,805,135     (219,568,057)     17,068,144       98,803,625
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS             146,244,206      (34,770,563)     82,573,773      114,488,639
NET ASSETS:
 Beginning of period      835,046,087      869,816,650     516,452,867      401,964,228
------------------------------------------------------------------------------------------
 End of period           $981,290,293     $835,046,087    $599,026,639     $516,452,867
------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

THE PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           INTERMEDIATE BOND FUND                BOND FUND                   SHORT BOND FUND
                                   ------------------------------------------------------------------------
                          Six Months                     Six Months                     Six Months
                             Ended                         Ended                           Ended
                         June 30, 1998   Year Ended    June 30, 1998     Year Ended    June 30, 1998   Year Ended
                          (Unaudited)   Dec. 31, 1997   (Unaudited)    Dec. 31, 1997    (Unaudited)   Dec. 31, 1997
                                   ------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $ 16,517,167   $ 29,517,324   $   40,866,632  $   65,309,976  $  7,027,332   $ 11,395,674
 Net realized gains on
 investment transactions       66,342        452,863          508,104         800,544       206,899        144,722
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                  1,705,817      8,278,943        9,249,153      34,887,256       (52,043)       864,560
-------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      18,289,326     38,249,130       50,623,889     100,997,776     7,182,188     12,404,956
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares            (2,415,775)    (1,482,724)      (5,614,300)     (4,500,480)     (342,968)      (104,124)
 Class B Shares               (15,670)       (12,737)        (122,286)        (73,502)      ((6,641)        (5,587)
 Class I Shares           (14,543,060)   (27,921,135)     (35,312,230)    (60,755,009)   (6,833,859)   (11,327,998)
-------------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                     (16,974,505)   (29,416,596)     (41,048,816)    (65,328,991)   (7,183,468)   (11,437,709)
-------------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                   --             --               --              --         (4,895)        (1,700)
 Class B Shares                   --             --               --              --            (95)          (150)
 Class I Shares                   --             --               --              --        (87,099)      (167,344)
-------------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains              --             --               --              --        (92,089)      (169,194)
-------------------------------------------------------------------------------------------------------------------
 Total distributions in
 excess to shareholders   (16,974,505)   (29,416,596)     (41,048,816)    (65,328,991)   (7,275,557)   (11,606,903)
-------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                     125,334,804    213,559,882      360,705,259     525,891,556    73,300,023    136,214,007
 Proceeds from shares
 issued in connection
 with merger                6,897,367            --               --              --            --             --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      9,205,210     17,877,864       23,286,318      36,740,089     2,869,049      4,626,060
-------------------------------------------------------------------------------------------------------------------
                          141,437,381    231,437,746      383,991,577     562,631,645    76,169,072    140,840,067
 Less: payments for
 shares redeemed          (74,479,405)  (128,414,182)    (175,692,829)   (172,381,516)  (57,268,199)   (73,903,614)
-------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions              66,957,976    103,023,564      208,298,748     390,250,129    18,900,873     66,936,453
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS                     68,272,797    111,856,098      217,873,820     425,918,914    18,807,504     67,734,506
NET ASSETS:
 Beginning of period      525,406,803    413,550,705    1,230,802,565     804,883,651   240,250,537    172,516,031
-------------------------------------------------------------------------------------------------------------------
 End of period           $593,679,600   $525,406,803   $1,448,676,385  $1,230,802,565  $259,058,041   $240,250,537
-------------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

    Pegasus Funds
18

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           MULTI SECTOR BOND FUND      INTERNATIONAL BOND FUND        HIGH YIELD BOND FUND
                                       -------------------------------------------------------------------
                          Six Months                   Six Months                 Six Months
                             Ended       Year Ended       Ended     Year Ended       Ended
                         June 30, 1998    Dec. 31,    June 30, 1998  Dec. 31,    June 30, 1998   Period Ended
                          (Unaudited)       1997       (Unaudited)     1997       (Unaudited)  Dec. 31, 1997(1)
                                       -------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $   4,021,259  $  8,532,835   $ 2,238,460  $ 3,808,873   $ 2,338,965    $ 1,276,922
 Net realized gains
 (losses) on investment
 transactions                1,693,670       263,190      (516,037)    (342,342)      185,714         22,645
 Net change in
 unrealized appreciation
 (depreciation) on
 investments and foreign
 currency translation         (708,561)    1,982,422      (355,391)  (6,075,834)     (371,491)       608,641
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from op-
 erations                    5,006,368    10,778,447     1,367,032   (2,609,303)    2,153,188      1,908,208
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (NOTE 2):
 From net investment in-
 come
 Class A Shares               (324,770)     (482,924)     (171,409)    (175,385)      (35,675)        (5,259)
 Class B Shares                (11,588)      (22,582)       (2,661)      (2,562)       (5,409)          (955)
 Class I Shares             (3,738,671)   (8,031,340)   (1,879,441)  (3,213,081)   (2,238,746)    (1,244,978)
---------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                       (4,075,029)   (8,536,846)   (2,053,511)  (3,391,028)   (2,279,830)    (1,251,192)
---------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                     --       (18,808)           --       (1,440)           --           (127)
 Class B Shares                     --        (1,207)           --          (25)           --            (20)
 Class I Shares                     --      (230,025)           --      (23,686)           --        (22,498)
---------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains                        (250,040)           --      (25,151)           --        (22,645)
---------------------------------------------------------------------------------------------------------------
 Distributions in excess
 of realized gains
 Class A Shares                     --            --            --           --            --            (45)
 Class B Shares                     --            --            --           --            --             (7)
 Class I Shares                     --            --            --           --            --         (7,917)
---------------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of realized
 gains                              --            --            --           --            --         (7,969)
---------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders               (4,075,029)   (8,786,886)   (2,053,511)  (3,416,179)   (2,279,830)    (1,281,806)
---------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from shares
 sold                       21,378,036    10,311,300    10,936,793   45,230,134    20,832,461     50,855,077
 Proceeds from shares
 issued in connection
 with merger                46,376,717            --            --           --            --             --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders       1,297,696       724,616     1,020,404    1,766,090       695,530        373,896
---------------------------------------------------------------------------------------------------------------
                            69,052,449    11,035,916    11,957,197   46,996,224    21,527,991     51,228,973
 Less: payments for
 shares redeemed           (41,631,684) (106,530,429)   (9,517,780)  (8,488,101)   (2,756,231)    (2,058,361)
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions    27,420,765   (95,494,513)    2,439,417   38,508,123    18,771,760     49,170,612
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS               28,352,104   (93,502,952)    1,752,938   32,482,641    18,645,118     49,797,014
NET ASSETS:
 Beginning of period       102,908,791   196,411,743    88,379,681   55,897,040    49,797,014             --
---------------------------------------------------------------------------------------------------------------
 End of period           $ 131,260,895  $102,908,791   $90,132,619  $88,379,681   $68,442,132    $49,797,014
---------------------------------------------------------------------------------------------------------------

(1)For the period June 30, 1997 (commencement of operations) through December 31, 1997.
                See accompanying Notes to Financial Statements.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       SHORT
                                                   MUNICIPAL BOND    INTERMEDIATE MUNICIPAL BOND      MICHIGAN MUNICIPAL BOND
                       MUNICIPAL BOND FUND              FUND                     FUND                          FUND
                         -----------------------------------------------------------------------------------------
                     Six Months
                       Ended                                           Six Months                    Six Months
                      June 30,     Year Ended   For the Period Ended     Ended                          Ended
                        1998        Dec. 31,       June 30, 1998     June 30, 1998    Year Ended    June 30, 1998   Year Ended
                    (Unaudited)       1997         (Unaudited)(1)     (Unaudited)    Dec. 31, 1997   (Unaudited)   Dec. 31, 1997
                         -----------------------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment
 income             $  9,462,933  $ 18,742,515      $    56,760      $   9,059,950   $  18,403,998  $  2,080,164    $ 3,234,218
 Net realized
 gains (losses) on
 investment trans-
 actions               1,051,755     2,051,175            2,067            276,327       2,007,297        65,158       (144,655)
 Net change in
 unrealized
 appreciation (de-
 preciation) on
 investments          (1,132,435)   13,548,913           43,994           (470,858)      7,485,364       153,127      3,140,469
--------------------------------------------------------------------------------------------------------------------------------
 Net increase in
 net assets from
 operations            9,382,253    34,342,603          102,821          8,865,419      27,896,659     2,298,449      6,230,032
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS (NOTE
2):
 From net invest-
 ment income
 Class A Shares         (840,419)   (1,484,220)            (188)          (419,587)       (839,467)     (419,916)      (814,513)
 Class B Shares          (28,819)      (35,945)              --            (13,679)        (24,367)      (18,162)       (13,084)
 Class I Shares       (8,831,663)  (17,510,743)         (44,689)        (8,929,552)    (17,763,309)   (1,669,087)    (2,398,650)
--------------------------------------------------------------------------------------------------------------------------------
 Total distribu-
 tions from net
 investment income    (9,700,901)  (19,030,908)         (44,877)        (9,362,818)    (18,627,143)   (2,107.165)    (3,226,247)
--------------------------------------------------------------------------------------------------------------------------------
 From realized
 gains
 Class A Shares               --            --               --                 --         (99,588)           --             --
 Class B Shares               --            --               --                 --          (3,661)           --             --
 Class I Shares               --            --               --                 --      (1,949,447)           --             --
--------------------------------------------------------------------------------------------------------------------------------
 Total distribu-
 tions from real-
 ized gains                   --            --               --                 --      (2,052,696)           --             --
--------------------------------------------------------------------------------------------------------------------------------
 Total distribu-
 tions in excess
 of realized gains            --            --               --                 --              --            --             --
--------------------------------------------------------------------------------------------------------------------------------
 Total distribu-
 tions to share-
 holders              (9,700,901)  (19,030,908)         (44,877)        (9,362,818)    (20,679,839)   (2,107.165)    (3,226,247)
--------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
 Proceeds from
 shares sold          57,140,741   103,257,906       10,609,161         45,410,463      72,832,224    23,433,776     26,314,714
 Proceeds from
 shares issued in
 connection with
 merger               21,791,527            --               --         43,750,365              --            --             --
 Net asset value
 of shares issued
 in reinvestment
 of distributions
 to shareholders         821,609     1,503,756           29,268            554,434       2,436,698       572,747        987,581
--------------------------------------------------------------------------------------------------------------------------------
                      79,753,877   104,761,662       10,638,429         89,715,262      75,268,922    24,006,523     27,302,295
 Less: payments
 for shares re-
 deemed              (26,410,779)  (96,346,798)              --        (31,380,959)    (79,173,261)   (5,297,524)    (9,736,804)
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (de-
 crease) in net
 assets from capi-
 tal share trans-
 actions              53,343,098     8,414,864       10,638,429         58,334,303      (3,904,339)   18,708,999     17,565,491
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS            53,024,450    23,726,559       10,696,373         57,836,904       3,312,481    18,900,283     20,569,276
NET ASSETS:
 Beginning of pe-
 riod                391,855,001   368,128,442               --        396,942,502     393,630,021    81,162,950     60,593,674
--------------------------------------------------------------------------------------------------------------------------------
 End of period      $444,879,451  $391,855,001      $10,696,373      $ 454,779,406   $ 396,942,502  $100,063,233    $81,162,950
--------------------------------------------------------------------------------------------------------------------------------

(1) For the period May 1, 1998 (commencement of operations) through June 30,
    1998.

                See accompanying Notes to Financial Statements.

    Pegasus Funds
20

PEGASUS MANAGED ASSETS CONSERVATIVE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                      DESCRIPTION                         SHARES   MARKET VALUE
                      -----------                         ------   ------------
MUTUAL FUNDS -- 100.00%
 Pegasus Bond Fund...................................... 5,317,009 $ 56,732,483
 Pegasus International Bond Fund........................ 1,231,024   12,137,892
 Pegasus High Yield Bond Fund........................... 1,176,728   12,132,068
 Pegasus Growth Fund....................................   160,005    2,716,884
 Pegasus Growth and Value Fund.......................... 1,113,780   18,889,707
 Pegasus International Equity Fund......................   794,196   10,856,655
 Pegasus Intrinsic Value Fund...........................   841,148   13,483,596
 Pegasus Mid-Cap Opportunity Fund.......................   257,270    5,446,401
 Pegasus Small-Cap Opportunity Fund.....................   163,045    2,757,084
                                                                   ------------
TOTAL MUTUAL FUNDS
 (Cost $131,234,165)....................................            135,152,771
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $131,234,165)....................................           $135,152,771
                                                                   ============

                       See Notes to Financial Statements

                                                                Pegasus Funds

PEGASUS MANAGED ASSETS BALANCED FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                      DESCRIPTION                         SHARES   MARKET VALUE
                      -----------                         ------   ------------
MUTUAL FUNDS -- 100.00%
 Pegasus Bond Fund...................................... 7,271,544 $ 77,587,377
 Pegasus Growth Fund....................................   489,542    8,312,424
 Pegasus Growth and Value Fund.......................... 3,430,160   58,175,519
 Pegasus High-Yield Bond Fund........................... 1,608,019   16,578,681
 Pegasus International Bond Fund........................ 1,682,684   16,591,269
 Pegasus International Equity Fund...................... 2,441,029   33,368,867
 Pegasus Intrinsic Value Fund........................... 2,591,191   41,536,784
 Pegasus Mid-Cap Opportunity............................   789,009   16,703,313
 Pegasus Small-Cap Opportunity Fund.....................   500,179    8,458,024
                                                                   ------------
TOTAL MUTUAL FUNDS
 (Cost $269,667,298)....................................            277,312,258
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $269,667,298)....................................           $277,312,258
                                                                   ============

                       See Notes to Financial Statements

    Pegasus Funds
 22

PEGASUS MANAGED ASSETS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
MUTUAL FUNDS -- 100.00%
 Pegasus Bond Fund......................................... 286,869 $ 3,060,891
 Pegasus Growth Fund.......................................  51,434     873,347
 Pegasus Growth and Value Fund............................. 361,073   6,123,802
 Pegasus High-Yield Bond Fund..............................  63,522     654,908
 Pegasus International Bond Fund...........................  66,485     655,546
 Pegasus International Equity Fund......................... 256,029   3,499,922
 Pegasus Intrinsic Value Fund.............................. 272,836   4,373,567
 Pegasus Mid-Cap Opportunity Fund..........................  82,706   1,750,895
 Pegasus Small-Cap Opportunity Fund........................  52,339     885,057
                                                                    -----------
TOTAL MUTUAL FUNDS
 (Cost $21,591,028)........................................          21,877,936
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $21,591,028)........................................         $21,877,936
                                                                    ===========

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
TEMPORARY CASH INVESTMENT -- 4.50%
 Pegasus Cash Management Fund Class I (in shares)......  14,672,124 $ 14,672,124
                                                                    ------------
 (Cost $14,672,124)
CONVERTIBLE BONDS -- 10.56%
 NAC RE Corp., 5.25%, 12/15/02......................... $ 3,095,000    3,443,188
 Pep Boys, Zero Coupon, 9/20/11........................   9,400,000    5,158,250
 Potomac Electric Power, 5.00%, 9/1/02.................  11,544,000   11,255,400
 Roche Holding Inc., Zero Coupon, 5/6/12...............  30,100,000   14,542,213
                                                                    ------------
TOTAL CONVERTIBLE BONDS................................               34,399,051
                                                                    ------------
 (Cost $32,593,383)
                                                          SHARES
                                                          ------
NON-CONVERTIBLE PREFERRED STOCKS -- 5.72%
 FINANCE -- 5.72%
  Salomon, Inc., 7.625%................................     391,000   18,626,137
                                                                    ------------
 (Cost $10,902,078)
COMMON STOCKS -- 79.22%
 AEROSPACE -- 3.46%
  Lockheed Martin Corp. ...............................     106,500   11,275,687
                                                                    ------------
 APPAREL -- 1.27%
  Unifi, Inc. .........................................     120,800    4,137,400
                                                                    ------------
 BANKS -- 2.52%
  Pacific Century Financial Corp. .....................     342,000    8,208,000
                                                                    ------------
 CHEMICALS -- 2.51%
  NCH Corp. ...........................................     127,800    8,187,188
                                                                    ------------
 CONSUMER DURABLES -- 1.14%
  National Presto Industries, Inc. ....................      95,400    3,714,638
                                                                    ------------
 DOMESTIC OIL -- 2.40%
  Atlantic Richfield Co. ..............................     100,200    7,828,125
                                                                    ------------
 DRUGS AND MEDICINE -- 2.00%
  Block Drug Inc., Class A.............................      62,300    2,367,400
  Mid Ocean LTD........................................      53,000    4,160,500
                                                                    ------------
                                                                       6,527,900
                                                                    ------------
 ENERGY AND UTILITIES -- 6.90%
  CINergy Corp. .......................................
  Connecticut Energy Corp. ............................     134,500    3,749,188
  Empire District Electric.............................       4,900      102,287
  Sierra Pacific Resources.............................     104,000    3,776,500
  SJW Corp. ...........................................      11,630      686,170
  Southwest Gas Corp. .................................     179,000    4,374,312
  Washington Water Power Co. ..........................     436,500    9,793,969
                                                                    ------------
                                                                      22,482,426
                                                                    ------------
 FOOD AND AGRICULTURE -- 2.96%
  Tate & Lyle PLC Sponsored............................     303,600    9,639,755
                                                                    ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 24

PEGASUS EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                         SHARES    MARKET VALUE
                     -----------                         ------    ------------
 INSURANCE -- 13.16%
  American National Insurance Co. ....................     120,400 $ 12,672,100
  Ohio Casualty Corp. ................................     216,600    9,584,550
  Old Republic International Corp. ...................     518,610   15,201,756
  RLI Corp. ..........................................      44,000    1,790,250
  SAFECO Corp. .......................................      79,600    3,616,825
                                                                   ------------
                                                                     42,865,481
                                                                   ------------
 INTERNATIONAL OIL -- 7.11%
  Amoco Corp. ........................................     164,000    6,826,500
  Mobil Corp. ........................................     108,600    8,321,475
  Texaco, Inc. .......................................     134,500    8,027,969
                                                                   ------------
                                                                     23,175,944
                                                                   ------------
 LIQUOR -- 3.83%
  Diageo PLC..........................................     259,092   12,484,996
                                                                   ------------
 MISCELLANEOUS FINANCE -- 7.63%
  Associated Estates Realty...........................     159,900    2,988,131
  Federal National Mortgage Association...............     274,600   16,681,950
  PXRE Corp. .........................................     172,600    5,178,000
                                                                   ------------
                                                                     24,848,081
                                                                   ------------
 NON-DURABLES AND ENTERTAINMENT -- 4.34%
  Luby's Cafeterias, Inc. ............................     353,750    6,212,734
  Sbarro, Inc. .......................................     291,800    7,915,075
                                                                   ------------
                                                                     14,127,809
                                                                   ------------
 NON-FERROUS METALS -- 1.08%
  De Beers Consolidated Mines Ltd. ...................       4,900       85,750
  Phelps Dodge Corp. .................................      60,000    3,431,250
                                                                   ------------
                                                                      3,517,000
                                                                   ------------
 RAILROADS AND SHIPPING -- 5.83%
  Alexander & Baldwin, Inc. ..........................     317,000    9,232,625
  Canadian National Railway Co. ......................     183,443    9,745,409
                                                                   ------------
                                                                     18,978,034
                                                                   ------------
 REAL PROPERTY -- 1.12%
  Amli Residential Properties Trust...................     170,000    3,644,375
                                                                   ------------
 RETAIL -- 2.22%
  Enesco Group, Inc. .................................     234,800    7,220,100
                                                                   ------------
 TIRES AND RUBBER GOODS -- 1.71%
  Bandag, Inc., Class A...............................     161,100    5,557,950
                                                                   ------------

                       See Notes to Financial Statements

                                                                Pegasus Funds

PEGASUS EQUITY INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                         SHARES    MARKET VALUE
                     -----------                         ------    ------------
 TOBACCO --  6.03%
  Loews Corp. ........................................     107,700 $  9,383,363
  Philip Morris Companies, Inc. ......................     132,800    5,229,000
  UST, Inc. ..........................................     185,640    5,012,280
                                                                   ------------
                                                                     19,624,643
                                                                   ------------
TOTAL COMMON STOCKS...................................              258,045,532
                                                                   ------------
 (Cost $210,508,687)
TOTAL INVESTMENTS.....................................             $325,742,844
                                                                   ============
 (Cost $268,676,272)

                       See Notes to Financial Statements.

    Pegasus Funds
 26

PEGASUS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
TEMPORARY CASH INVESTMENTS -- 0.68%
 Pegasus Cash Management Fund Class I (in shares)......  5,421,401  $  5,421,401
 U.S. Treasury Bills, 9/17/98 (1)...................... $  350,000       346,301
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS.......................                5,767,702
                                                                    ------------
 (Cost $5,767,702)
                                                          SHARES
                                                          ------
COMMON STOCKS -- 99.32%
 BANKS -- 5.39%
  Norwest Corp.........................................    438,000    16,370,250
  MBNA Corp............................................    444,000    14,652,000
  State Street Boston Corp.............................    210,000    14,595,000
                                                                    ------------
                                                                      45,617,250
                                                                    ------------
 BUSINESS MACHINES -- 12.90%
  Cisco System, Inc.*..................................    292,500    26,928,281
  Dell Computer Corp. .................................    147,000    13,643,438
  Microsoft Corp. *....................................    436,000    47,251,500
  Silicon Graphics *...................................    538,000     6,523,250
  Sun Microsystems, Inc................................    340,000    14,768,750
                                                                    ------------
                                                                     109,115,219
                                                                    ------------
 BUSINESS SERVICES -- 5.50%
  Cendent Corp.*.......................................    455,000     9,498,125
  Computer Associates International, Inc...............    360,000    20,002,500
  Interpublic Group of Companies, Inc. ................    280,500    17,022,844
                                                                    ------------
                                                                      46,523,469
                                                                    ------------
 CHEMICALS -- 1.03%
  Praxair, Inc. .......................................    186,000     8,707,125
                                                                    ------------
 CONSUMER DURABLES -- 1.82%
  Newell Co............................................     70,000     3,486,875
  Staples, Inc. .......................................    412,700    11,942,506
                                                                    ------------
                                                                      15,429,381
                                                                    ------------
 DRUGS AND MEDICINE -- 17.71%
  American Home Products Corp. ........................    344,000    17,802,000
  Amgen, Inc. *........................................    270,000    17,651,250
  Guidant Corp. .......................................    194,000    13,834,625
  Johnson & Johnson....................................    170,000    12,537,500
  Mylan Laboratories, Inc..............................    450,000    13,528,125
  Pfizer, Inc. ........................................    204,000    22,172,250
  Smithkline Beecham PLC ADR...........................    456,000    27,588,000
  Stryker Corp. .......................................    206,000     7,905,250
  United Healthcare Corp...............................    265,000    16,827,500
                                                                    ------------
                                                                     149,846,500
                                                                    ------------
 ELECTRONICS -- 5.84%
  Altera Corp.*........................................    365,000    10,790,312
  Intel Corp...........................................    341,000    25,276,625
  Lucent Technologies, Inc. ...........................    160,000    13,310,000
                                                                    ------------
                                                                      49,376,937
                                                                    ------------
 ENERGY AND UTILITIES -- 2.20%
  AES Corp. *..........................................    355,000    18,659,688
                                                                    ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                       MARKET
                        DESCRIPTION                          SHARES    VALUE
                        -----------                          ------    ------
 ENERGY RAW MATERIALS -- 3.75%
  Baker Hughes, Inc......................................... 225,000 $7,776,563
  Schlumberger, Ltd. .......................................  90,000  6,148,125
  Western Atlas, Inc. *..................................... 210,000 17,823,750
                                                                     ----------
                                                                     31,748,438
                                                                     ----------
 FOOD AND AGRICULTURE -- 1.95%
  PepsiCo, Inc. ............................................ 400,000 16,475,000
                                                                     ----------
 INSURANCE -- 3.18%
  AFLAC, Inc. .............................................. 294,000  8,911,875
  Unum Corp................................................. 324,300 17,998,650
                                                                     ----------
                                                                     26,910,525
                                                                     ----------
 MISCELLANEOUS & CONGLOMERATES -- 4.75%
  Elan PLC ADR *............................................ 405,000 26,046,563
  Tyco International Ltd.................................... 225,000 14,175,000
                                                                     ----------
                                                                     40,221,563
                                                                     ----------
 MISCELLANEOUS FINANCE -- 3.53%
  Associates First Capital Corp............................. 115,000  8,840,625
  Federal Home Loan Mortgage Corp. ......................... 227,000 10,683,188
  MGIC Investment Corp. .................................... 182,000 10,385,375
                                                                     ----------
                                                                     29,909,188
                                                                     ----------
 NON-DURABLES AND ENTERTAINMENT -- 2.71%
  Service Corp. International............................... 535,000 22,938,125
                                                                     ----------
 PRODUCER GOODS -- 4.30%
  General Electric Co....................................... 209,000 19,019,000
  Illinois Tool Works, Inc. ................................ 261,000 17,405,437
                                                                     ----------
                                                                     36,424,437
                                                                     ----------
 RETAIL -- 7.72%
  Dollar General Corp....................................... 425,000 16,814,062
  Home Depot, Inc........................................... 300,000 24,918,750
  Officemax, Inc.*.......................................... 570,000  9,405,000
  Walgreen Co. ............................................. 343,000 14,170,188
                                                                     ----------
                                                                     65,308,000
                                                                     ----------
 SOAPS AND COSMETICS -- 1.60%
  Procter & Gamble Co....................................... 149,000 13,568,312
                                                                     ----------
 TELEPHONE -- 6.97%
  AirTouch Communications, Inc.*............................ 528,000 30,855,000
  Tellabs, Inc.............................................. 136,000  9,741,000
  WorldCom, Inc. ........................................... 380,000 18,406,250
                                                                     ----------
                                                                     59,002,250
                                                                     ----------
 TOBACCO -- 1.60%
  Philip Morris Companies, Inc. ............................ 343,000 13,505,625
                                                                     ----------

                       See Notes to Financial Statements.

    Pegasus Funds
 28

PEGASUS GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 TRAVEL AND RECREATION -- 4.87%
  Carnival Corp. Class A.................................. 740,000   29,322,500
  Disney (Walt) Co........................................ 113,000   11,872,061
                                                                   ------------
                                                                     41,194,561
                                                                   ------------
TOTAL COMMON STOCKS.......................................          840,481,593
                                                                   ------------
 (Cost $477,906,612)
TOTAL INVESTMENTS.........................................         $846,249,295
                                                                   ============
 (Cost $483,674,314)

 *Non-income producing security
(1)Securities represent the margin deposit for the future contracts.

FUTURES CONTRACTS

                                           EXPIRATION UNDERLYING FACE UNREALIZED
PURCHASED                                     DATE    AMOUNT OF VALUE   (LOSS)
---------                                  ---------- --------------- ----------
22 S & P 500 Futures......................    9/98      $6,286,500     $(26,500)

                                                                Pegasus Funds

PEGASUS MID-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
TEMPORARY CASH INVESTMENTS -- 3.42%
  Pegasus Cash Management Class I (in shares)........  38,105,049 $   38,105,049
  U.S Treasury Bills, 9/24/98(1)..................... $   950,000        939,142
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS.....................                 39,044,191
                                                                  --------------
 (Cost $39,044,191)
                                                        SHARES
                                                        ------
COMMON STOCKS -- 96.58%
 APPAREL -- 1.90%
  Tommy Hilfiger Corp................................     347,652     21,728,250
                                                                  --------------
 BANKS -- 8.86%
  Associated Banc Corp. .............................     420,752     15,830,794
  Charter One Financial, Inc.........................   1,016,566     34,245,567
  First Tennessee National Corp. ....................     350,276     11,055,586
  Peoples Heritage Financial Group...................     584,900     13,818,263
  TCF Financial Corp.................................     885,420     26,119,890
                                                                  --------------
                                                                     101,070,100
                                                                  --------------
 BUSINESS MACHINES -- 2.21%
  Comdisco, Inc......................................     628,196     11,935,724
  Xilinx, Inc.*......................................     389,072     13,228,448
                                                                  --------------
                                                                      25,164,172
                                                                  --------------
 BUSINESS SERVICES -- 10.29%
  CDI Corp. .........................................     356,542      9,537,498
  DST Systems, Inc.*.................................     475,767     26,642,952
  Hon Industries, Inc. ..............................     703,000     23,902,000
  National Data Corp.................................     353,300     15,456,875
  Omnicom Group, Inc. ...............................     294,496     14,687,988
  Sungard Data Systems, Inc..........................     709,092     27,211,406
                                                                  --------------
                                                                     117,438,719
                                                                  --------------
 CONSTRUCTION -- 4.10%
  Applied Power, Inc. ...............................     500,000     17,187,500
  Crane Co...........................................     609,835     29,615,112
                                                                  --------------
                                                                      46,802,612
                                                                  --------------
 CONSUMER DURABLES -- 1.69%
  Leggett & Platt, Inc. .............................     772,594     19,314,850
                                                                  --------------
 CONTAINERS -- 1.72%
  AptarGroup, Inc. ..................................     315,910     19,645,653
                                                                  --------------
 DRUGS AND MEDICINE -- 4.72%
  Health Care & Retirement...........................     368,461     14,531,181
  Quorum Health Group, Inc.*.........................     602,034     15,953,901
  Sybron International Corp.*........................     926,382     23,391,145
                                                                  --------------
                                                                      53,876,227
                                                                  --------------

                       See Notes to Financial Statements.

    Pegasus Funds
 30

PEGASUS MID-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                        SHARES     MARKET VALUE
                     -----------                        ------     ------------
 ELECTRONICS -- 6.93%
  Belden, Inc........................................     593,927 $   18,189,014
  Kemet Corp.*.......................................     385,344      5,069,701
  Lexmark International..............................     404,400     24,668,400
  Microchip Technology, Inc.*........................     491,022     12,827,950
  Molex, Inc.........................................       7,812        195,300
  Molex, Inc. Class A................................     417,803      9,766,145
  Teradyne, Inc.*....................................     314,718      8,418,707
                                                                  --------------
                                                                      79,135,217
                                                                  --------------
 ENERGY RAW MATERIALS -- 2.65%
  Apache Corp........................................     505,069     15,909,674
  Noble Affiliates, Inc. ............................     377,059     14,328,242
                                                                  --------------
                                                                      30,237,916
                                                                  --------------
 FOOD AND AGRICULTURE -- 1.20%
  US Foodservice, Inc. ..............................     390,500     13,691,906
                                                                  --------------
 INSURANCE -- 3.24%
  Capital Re Corp....................................     349,536     25,035,516
  Transatlantic Holdings, Inc........................     153,762     11,887,725
                                                                  --------------
                                                                      36,923,241
                                                                  ==============
 INTERNATIONAL OIL -- 1.53%
  Camco International, Inc. .........................     146,900     11,439,838
  Global Industries, Ltd.............................     360,000      6,075,000
                                                                  --------------
                                                                      17,514,838
                                                                  --------------
 MISCELLANEOUS AND CONGLOMERATES -- 7.23%
  Dentsply International, Inc........................     443,614     11,090,350
  Essex International, Inc. .........................     488,100     11,531,362
  Health Management Association, Inc. Class A........     257,767      8,619,084
  Littelfuse, Inc.*..................................     493,280     12,455,320
  Water Corp.........................................     379,300     22,354,994
  Young & Rubicam, Inc...............................     512,350     16,395,200
                                                                  --------------
                                                                      82,446,310
                                                                  --------------
 MISCELLANEOUS FINANCE -- 14.23%
  CMAC Investment Corp. .............................     263,508     16,205,742
  Edwards (A.G.), Inc................................     459,604     19,619,346
  Everest Reinsurance Holdings, Inc. ................     556,723     21,399,040
  Executive Risk, Inc................................     230,099     16,969,801
  FINOVA Group, Inc. ................................     466,340     26,406,502
  Heller Financial Inc. .............................     590,000     17,700,000
  Idex Corp. ........................................     447,692     15,445,375
  Waddell & Reed Financial Class A...................     565,000     13,524,687
  PMI Group, Inc.....................................     206,291     15,136,602
                                                                  --------------
                                                                     162,407,095
                                                                  --------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MID-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                    DESCRIPTION                        SHARES     MARKET VALUE
                    -----------                        ------     ------------
 MOTOR VEHICLES -- 5.93%
  Borg Warner Automotive............................     368,139 $   17,693,681
  Donaldson C., Inc. ...............................     457,700     10,813,162
  Harley-Davidson, Inc..............................     570,496     22,106,720
  Tower Automotive, Inc. ...........................     397,587     17,046,543
                                                                 --------------
                                                                     67,660,106
                                                                 --------------
 NON-DURABLES AND ENTERTAINMENT -- 0.95%
  Lancaster Colony Corp.............................     284,887     10,790,095
                                                                 --------------
 NON-FERROUS METALS -- 1.02%
  DT Industries, Inc. ..............................     480,232     11,645,626
                                                                 --------------
 PRODUCER GOODS -- 6.78%
  Ametek Inc. ......................................     445,000     13,044,063
  Harsco Corp. .....................................     372,200     17,051,412
  Hubbell, Inc. Class B.............................     367,097     15,280,413
  Juno Lighting, Inc. ..............................     673,076     15,901,420
  Teleflex, Inc.....................................     422,192     16,043,296
                                                                 --------------
                                                                     77,320,604
                                                                 --------------
 RETAIL -- 8.17%
  Kohls Corp. ......................................     274,710     14,250,581
  Mens Wearhouse, Inc...............................     671,700     22,166,100
  Proffitts, Inc.*..................................     792,918     32,014,064
  Zale Corp.*.......................................     778,952     24,780,411
                                                                 --------------
                                                                     93,211,156
                                                                 --------------
 TRAVEL AND RECREATION -- 1.23%
  Galileo International, Inc. ......................     312,400     14,077,525
                                                                 --------------
TOTAL COMMON STOCKS.................................              1,102,102,218
                                                                 --------------
  (Cost $736,734,557)
TOTAL INVESTMENTS...................................             $1,141,146,409
                                                                 ==============
  (Cost $775,778,748)

 * Non-income producing security.
(1) Securities represent the margin deposit for the futures contracts.

FUTURES CONTRACTS

                                           EXPIRATION UNDERLYING FACE UNREALIZED
PURCHASED                                     DATE    AMOUNT AT VALUE    GAIN
---------                                  ---------- --------------- ----------
164 Mid-Cap 400 Futures...................    9/98      $29,897,200    $607,810

                       See Notes to Financial Statements.

    Pegasus Funds
 32

PEGASUS SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
TEMPORARY CASH INVESTMENTS -- 2.91%
 Pegasus Cash Management Fund Class I (in shares)......  9,187,465   $9,187,465
 U.S. Treasury Bills, 9/24/98(1)....................... $  350,000      346,000
                                                                     ----------
TOTAL TEMPORARY CASH INVESTMENTS.......................               9,533,465
                                                                     ----------
 (Cost $9,533,465)
                                                          SHARES
                                                          ------
COMMON STOCKS -- 97.09%
 BANKS -- 4.35%
  GBC Bancorp California...............................    168,000    4,452,000
  Financial Federal Corp. .............................    182,000    4,879,875
  Litchfield Financial Corp............................    235,000    4,935,000
                                                                     ----------
                                                                     14,266,875
                                                                     ----------
 BUSINESS MACHINES -- 6.21%
  Boole & Babbage, Inc. ...............................    206,675    4,934,366
  Cort Business Services Corp.*........................    200,000    6,300,000
  National Instruments Corp............................    145,900    5,215,925
  Structural Dynamics Research Corp....................    170,000    3,931,250
                                                                     ----------
                                                                     20,381,541
                                                                     ----------
 BUSINESS SERVICES -- 7.36%
  Boron Lepore & Associates............................    100,000    3,800,000
  CDI Corp.............................................    106,200    2,840,850
  Education Management Corp. ..........................    104,700    3,442,012
  Patterson Dental Co.*................................    118,500    4,340,062
  RemedyTemp, Inc., Class A*...........................    187,800    5,457,938
  Spartech Corp. ......................................    200,000    4,287,500
                                                                     ----------
                                                                     24,168,362
                                                                     ----------
 CHEMICALS -- 0.76%
  Eastern Environmental Services.......................     73,000    2,482,000
                                                                     ----------
 CONSTRUCTION -- 1.30%
  Crossmann Communities, Inc. .........................    140,000    4,252,500
                                                                     ----------
 CONTAINERS -- 1.30%
  Aptargroup, Inc......................................     68,800    4,278,500
                                                                     ----------
 DRUGS & MEDICINE -- 6.70%
  Arrow International, Inc.............................    143,000    3,923,562
  Ballard Medical Products.............................     83,000    1,494,000
  Hanger Orthopedic Group, Inc. .......................    223,000    4,543,625
  National Dentex Corp.................................    124,000    2,914,000
  Omega Protein Corp...................................    315,000    4,843,125
  Universal Health Services, Inc., Class B.............     73,000    4,261,375
                                                                     ----------
                                                                     21,979,687
                                                                     ----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                      MARKET
                        DESCRIPTION                         SHARES     VALUE
                        -----------                         ------    ------
 ELECTRONICS -- 7.67%
  Allen Telecom, Inc. .....................................
  Altron, Inc. ............................................ 139,000 $ 1,789,625
  Belden, Inc. ............................................ 142,000   4,348,750
  Burr Brown Corp.*........................................ 115,000   2,415,000
  DuPont Photomasks, Inc.*................................. 118,000   4,071,000
  Holphane Corp.*.......................................... 133,000   3,391,500
  Integrated Electrical Services, Inc. .................... 278,000   5,594,750
  MTS Systems Corp. ....................................... 222,000   3,565,875
                                                                    -----------
                                                                     25,176,500
                                                                    -----------
 ENERGY RAW MATERIALS -- 5.09%
  Doncasters PLC ADR....................................... 233,000   6,480,312
  Omni Energy Services..................................... 232,000   3,161,000
  Swift Energy Co.*........................................ 295,000   4,701,562
  Unit Corp.*.............................................. 391,000   2,370,438
                                                                    -----------
                                                                     16,713,312
                                                                    -----------
 FOOD AND AGRICULTURE -- 0.56%
  American Italian Pasta Co., Class A......................  49,000   1,825,250
                                                                    -----------
 INSURANCE -- 5.15%
  Capital RE Corp. ........................................  89,000   6,374,625
  Conning Corp. ........................................... 180,000   3,510,000
  Stirling Cooke Brown Holdings LTD........................ 250,000   7,031,250
                                                                    -----------
                                                                     16,915,875
                                                                    -----------
 MEDIA -- 3.15%
  Advanced Communications Systems.......................... 323,000   4,017,313
  L-3 Communications Corp. ................................  59,500   1,944,906
  SPSS, Inc.*.............................................. 188,000   4,371,000
                                                                    -----------
                                                                     10,333,219
                                                                    -----------
 MISCELLANEOUS & CONGLOMERATES -- 16.49%
  Arytesyn Technology, Inc. ............................... 170,000   2,720,000
  Davox Corp. .............................................  88,500   1,935,938
  Essex International, Inc. ............................... 139,900   3,305,138
  General Cable Corp.*..................................... 220,500   6,366,937
  IHOP Corp.*..............................................  86,000   3,558,250
  Industrial Distribution Group............................ 227,000   3,518,500
  Lecg, Inc. .............................................. 359,000   5,385,000
  Littelfuse, Inc.*........................................ 125,000   3,156,250
  OmniQuip International, Inc.*............................ 219,000   4,051,500
  Pameco Corp., Class A.................................... 263,000   5,260,000
  SBS Technologies, Inc. .................................. 141,000   4,247,625
  Simpson Manufacturing Co. ............................... 142,000   5,484,750
  Stoneridge, Inc. ........................................ 281,000   5,128,250
                                                                    -----------
                                                                     54,118,138
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
 34

PEGASUS SMALL-CAP OPPORTUNITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
 MISCELLANEOUS FINANCE -- 7.94%
  Arm Financial Group..................................... 188,000 $  4,159,500
  Executive Risk, Inc. ...................................  96,000    7,080,000
  Idex Corp. ............................................. 100,000    3,450,000
  Triad Guaranty, Inc.*................................... 155,300    5,280,200
  Unicapital Corp. ....................................... 318,000    6,081,750
                                                                   ------------
                                                                     26,051,450
                                                                   ------------
 MOTOR VEHICLES -- 4.73%
  Control Devices, Inc. .................................. 304,582    3,959,566
  Dura Automotive Systems, Inc............................ 206,000    6,617,750
  Lithia Motors Inc., Class A............................. 335,000    4,941,250
                                                                   ------------
                                                                     15,518,566
                                                                   ------------
 NON-FEROUS METALS -- 0.92%
  DT Industries, Inc...................................... 124,000    3,007,000
                                                                   ------------
 OPTICAL PHOTOGRAPHIC EQUIPMENT -- 0.66%
  II-VI, Inc. ............................................ 153,100    2,181,675
                                                                   ------------
 PRODUCER GOODS -- 4.65%
  Kuhlman Corp. .......................................... 123,000    4,866,188
  SPS Technologies, Inc................................... 145,000    8,482,500
  Watsco, Inc.............................................  54,000    1,900,125
                                                                   ------------
                                                                     15,248,813
                                                                   ------------
 RETAIL -- 6.47%
  Mens Warehouse, Inc. ................................... 243,000    8,019,000
  99 Cents Only Stores*................................... 143,000    5,934,500
  Zale Corp.*............................................. 229,000    7,285,062
                                                                   ------------
                                                                     21,238,562
                                                                   ------------
 SOAPS & COSMETICS -- 1.59%
  Wesley Jessen Visioncare................................ 225,300    5,210,063
                                                                   ------------
 STEEL -- 1.26%
  Reliance Steel & Aluminum Co. .......................... 107,000    4,132,875
                                                                   ------------
 TRUCKING & FREIGHT -- 2.78%
  C.H. Robinson Worldwide, Inc. .......................... 202,000    5,024,750
  US Freightways Corp..................................... 125,000    4,105,474
                                                                   ------------
                                                                      9,130,224
                                                                   ------------
TOTAL COMMON STOCKS.......................................          318,610,987
                                                                   ------------
 (Cost $269,653,234)
TOTAL INVESTMENTS.........................................         $328,144,452
                                                                   ============
 (Cost $279,186,699)

* Non-income producing security

(1) Securities represent the margin deposit for the futures contracts.

FUTURES CONTRACTS

                                          EXPIRATION UNDERLYING FACE UNREALIZED
 PURCHASED                                   DATE    AMOUNT AT VALUE    GAIN
 ---------                                ---------- --------------- -----------
    43     Mid-Cap 400 Futures..........     9/98      $7,838,900       $161,140

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTRINSIC VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
TEMPORARY CASH INVESTMENTS -- 2.66%
 Pegasus Cash Management Fund Class I (in shares)......   9,266,115 $  9,266,115
 U.S. Treasury Bills, 9/24/98(1)....................... $   700,000      691,999
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS.......................                9,958,114
                                                                    ------------
 (Cost $9,958,114)
CONVERTIBLE BONDS -- 9.94%
  Nac Re Corp., 5.25%, 12/15/02........................  16,384,560   18,227,823
  Pep Boys, Zero Coupon, 9/20/11.......................  16,100,000    8,834,875
  Potomac Electric Power Co., 5.00%, 9/1/02............  15,264,000   14,882,400
  Roche Holding, Inc., Zero Coupon, 5/6/12.............  55,270,000   26,702,595
                                                                    ------------
TOTAL CONVERTIBLE BONDS................................               68,647,693
                                                                    ------------
 (Cost $64,198,221)
                                                          SHARES
                                                          ------
NON-CONVERTIBLE PREFERRED -- 1.17%
 FINANCE -- 1.17%
  Salomon, Inc., 7.625% Preferred......................     181,247    8,631,888
                                                                    ------------
 (Cost $5,356,956)
COMMON STOCKS -- 86.23%
 AEROSPACE -- 4.55%
  Lockheed Martin Corp.................................     289,000   30,597,875
 APPAREL -- 5.42%
  Payless Shoesource, Inc.*............................     298,900   22,025,194
  Unifi, Inc...........................................     552,300   18,916,275
                                                                    ------------
                                                                      40,941,469
                                                                    ------------
 BANKS -- 1.91%
  Pacific Century Financial Corp. .....................     627,700   15,064,800
                                                                    ------------
 BUSINESS SERVICES -- 1.05%
  Grey Advertising, Inc. ..............................      35,130   13,911,480
                                                                    ------------
 CHEMICALS -- 2.19%
  NCH Corp. ...........................................     228,711   14,651,798
                                                                    ------------
 CONSUMER DURABLES -- 0.83%
  National Presto Industries, Inc. ....................     139,400    5,427,887
                                                                    ------------
 DOMESTIC OIL -- 0.91%
  Atlantic Richfield Co. ..............................      71,026    5,548,906
                                                                    ------------
 DRUGS AND MEDICINE -- 4.50%
  Arch Coal, Inc. .....................................     610,330   15,181,959
  Block Drug, Inc., Class A............................     154,119    5,856,522
                                                                    ------------
                                                                      21,038,481
                                                                    ------------
 ENERGY AND UTILITIES -- 6.79%
  Sierra Pacific Resources.............................     342,090   12,422,143
  SJW Corp. ...........................................     111,590    6,583,810
  Southwest Gas Corporation............................     509,200   12,443,575
  St. Joeseph Light & Power Co. .......................     393,450    7,328,006
  Washington Water Power Co. ..........................     565,145   12,680,441
                                                                    ------------
                                                                      51,457,975
                                                                    ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 36

PEGASUS INTRINSIC VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
 FOOD AND AGRICULTURE -- 4.41%
  Farmer Brothers Co. .....................................  74,621 $ 17,834,419
  Tate & Lyle PLC Sponsored................................ 440,800   13,996,061
                                                                    ------------
                                                                      31,830,480
                                                                    ------------
 INSURANCE -- 14.62%
  American National Insurance Co........................... 227,690   23,964,372
  Citizens Corp. .......................................... 573,500   17,957,719
  Financial Security Assurance Holdings.................... 226,479   13,305,641
  Ohio Casualty Corp....................................... 189,900    8,403,075
  Old Republic International Corp.......................... 833,391   24,428,774
  Safeco Corp.............................................. 207,461    9,426,509
                                                                    ------------
                                                                      97,486,090
                                                                    ------------
 INTERNATIONAL OIL -- 0.64%
  Amoco Corp. .............................................  94,608    3,938,058
                                                                    ------------
 LIQUOR -- 2.57%
  Diageo PLC............................................... 364,217   17,550,707
                                                                    ------------
 MISCELLANEOUS FINANCE -- 14.89%
  Associated Estates Realty................................ 172,700    3,227,331
  Federal National Mortgage Association.................... 437,300   26,565,975
  Fund American Enterprises Holdings, Inc. ................ 263,490   38,996,520
  Leucadia National Corp. ................................. 847,570   28,022,783
  PXRE Corp. .............................................. 669,925   20,097,750
                                                                    ------------
                                                                     116,910,359
                                                                    ------------
 NON-DURABLES AND ENTERTAINMENT -- 4.85%
  Lubys Cafeterias, Inc. .................................. 470,066    8,255,534
  Sbarro, Inc.............................................. 600,430   16,286,664
                                                                    ------------
                                                                      24,542,198
                                                                    ------------
 NON-FERROUS METALS
  DeBeers Consolidated Mines Ltd........................... 590,000   10,325,000
                                                                    ------------
 PRODUCER GOODS -- 0.31%
  Tennant Co...............................................  81,086    3,588,056
                                                                    ------------
 RAILROADS AND SHIPPING -- 4.13%
  Alexander & Baldwin, Inc................................. 450,553   13,122,356
  Canadian National Railway Co. ........................... 328,653   17,459,691
                                                                    ------------
                                                                      30,582,047
                                                                    ------------
 RETAIL -- 1.58%
  Enesco Group, Inc. ...................................... 385,700   11,860,275
                                                                    ------------
 TIRES AND RUBBER GOODS -- 2.79%
  Bandag, Inc. Class A..................................... 389,800   13,448,100
                                                                    ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTRINSIC VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
 TOBACCO -- 6.51%
  Loews Corp............................................... 335,300 $ 29,213,014
  UST, Inc. ............................................... 236,400    6,382,800
                                                                    ------------
                                                                      35,595,814
                                                                    ------------
TOTAL COMMON STOCKS........................................          596,297,855
                                                                    ------------
 (Cost $479,015,306)
TOTAL INVESTMENTS..........................................         $683,535,550
                                                                    ============
 (Cost $558,528,597)

 * Non-income producing security.
(1) Securities represent the margin deposit for the futures contracts.

FUTURES CONTRACTS

                                           EXPIRATION UNDERLYING FACE UNREALIZED
PURCHASED                                     DATE    AMOUNT OF VALUE    GAIN
---------                                  ---------- --------------- ----------
5  S & P 500 Futures......................    9/98      $10,287,000    $305,200

                       See Notes to Financial Statements.

    Pegasus Funds
 38

PEGASUS GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
TEMPORARY CASH INVESTMENTS -- 2.55%
 Pegasus Cash Management Fund Class I (in shares)....  29,233,807 $   29,233,807
 U.S. Treasury Bills, 9/17/98(1)..................... $ 2,250,000      2,196,799
                                                                  --------------
 TOTAL TEMPORARY CASH INVESTMENTS....................                 31,430,606
                                                                  --------------
 (Cost $31,430,606)
                                                        SHARES
                                                      -----------
COMMON STOCKS -- 97.45%
 AEROSPACE -- 1.40%
  Boeing Co..........................................     388,000     17,290,250
                                                                  --------------
 BANKS -- 5.21%
  BankAmerica Corp...................................     311,000     26,882,063
  Norwest Corp.......................................     998,000     37,300,250
                                                                  --------------
                                                                      64,182,313
                                                                  --------------
 BUSINESS MACHINES -- 4.40%
  Compaq Computer Corp...............................     464,000     13,166,000
  Electronic Data Systems Corp.......................     659,000     26,360,000
  Gateway 2000, Inc..................................     289,000     14,630,625
                                                                  --------------
                                                                      54,156,625
                                                                  --------------
 BUSINESS SERVICES -- 2.46%
  Auto Data Processing, Inc..........................     416,000     30,316,000
                                                                  --------------
 CHEMICALS -- 2.13%
  Sigma-Aldrich Corp.................................     747,000     26,238,375
                                                                  --------------
 CONSTRUCTION -- 3.54%
  Masco Corp.........................................     555,000     33,577,500
  York International Corp............................     230,000     10,019,375
                                                                  --------------
                                                                      43,596,875
                                                                  --------------
 CONSUMER DURABLES -- 2.54%
  Newell Co..........................................     628,000     31,282,250
                                                                  --------------
 CONTAINERS -- 1.61%
  Crown Cork & Seal Co., Inc.........................     416,000     19,760,000
                                                                  --------------
 DRUGS AND MEDICINE -- 11.25%
  Abbott Laboratories Corp...........................     654,000     26,732,250
  American Home Products Corp........................     630,000     32,602,500
  Bristol-Myers Squibb Co............................     352,000     40,458,000
  Schering-Plough Corp...............................     423,000     38,757,375
                                                                  --------------
                                                                     138,550,125
                                                                  --------------
 ELECTRONICS -- 8.65%
  AMP, Inc...........................................     782,000     26,881,250
  Andrew Corp........................................     580,600     10,487,087
  First Data Corp....................................     895,000     29,814,688
  Hewlett Packard Co.................................     204,000     12,214,500
  Intel Corp.........................................     366,000     27,129,750
                                                                  --------------
                                                                     106,527,275
                                                                  --------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                      DESCRIPTION                        SHARES    MARKET VALUE
                      -----------                        ------    ------------
 ENERGY AND UTILITIES -- 9.18%
  Enron Corp...........................................   467,000 $   25,247,187
  FPL Group Inc........................................   501,000     31,563,000
  MCN Energy Group, Inc................................   925,000     23,009,375
  Pinnacle West Capital Corp...........................   737,000     33,165,000
                                                                  --------------
                                                                     112,984,562
                                                                  --------------
 ENERGY RAW MATERIALS -- 2.36%
  Schlumberger Ltd.....................................   425,000     29,032,812
                                                                  --------------
 FOOD AND AGRICULTURE -- 8.50%
  Bestfoods............................................   572,000     33,211,750
  ConAgra, Inc......................................... 1,086,000     34,412,625
  PepsiCo, Inc.........................................   898,000     36,986,375
                                                                  --------------
                                                                     104,610,750
                                                                  --------------
 INSURANCE -- 4.33%
  American International Group, Inc....................   186,500     27,229,000
  Chubb Corp...........................................   324,000     26,041,500
                                                                  --------------
                                                                      53,270,500
                                                                  --------------
 INTERNATIONAL OIL -- 3.52%
  British Petroleum PLC ADR............................   302,248     26,673,386
  Mobil Corp...........................................   217,000     16,627,625
                                                                  --------------
                                                                      43,301,011
                                                                  --------------
 LIQUOR -- 2.35%
  Anheuser-Busch Companies, Inc........................   613,000     28,925,938
                                                                  --------------
 MEDIA -- 5.38%
  Gannett Co., Inc.....................................   397,000     28,211,812
  Washington Post Co. Class B..........................    66,000     38,016,000
                                                                  --------------
                                                                      66,227,812
                                                                  --------------
 MISCELLANEOUS & CONGLOMERATES -- 2.96%
  Cognizant Corp.......................................   578,000     36,414,000
                                                                  --------------
 MISCELLANEOUS FINANCE -- 3.38%
  Federal Home Loan Mortgage Corp......................   445,000     20,942,813
  PMI Group, Inc.......................................   282,000     20,691,750
                                                                  --------------
                                                                      41,634,563
                                                                  --------------
 NON-DURABLES AND ENTERTAINMENT -- 2.33%
  Kimberly-Clark Corp..................................   626,000     28,717,750
                                                                  --------------
 PRODUCER GOODS -- 2.30%
  Dover Corp...........................................   825,000     28,256,250
                                                                  --------------
 RETAIL -- 2.66%
  Officemax, Inc....................................... 1,984,000     32,736,000
                                                                  --------------

                       See Notes to Financial Statements.

    Pegasus Funds
 40

PEGASUS GROWTH AND VALUE FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                      DESCRIPTION                        SHARES   MARKET VALUE
                      -----------                        ------   ------------
 TELEPHONE -- 5.01%
  Bell Atlantic Corp.................................... 534,000 $   24,363,750
  Century Telephone Enterprises, Inc.................... 814,000     37,342,250
                                                                 --------------
                                                                     61,706,000
                                                                 --------------
TOTAL COMMON STOCKS.....................................          1,199,718,036
                                                                 --------------
 (Cost $831,880,672)
TOTAL INVESTMENTS.......................................         $1,231,148,642
                                                                 ==============
 (Cost $863,311,278)

* Non-income producing security.
(1) Securities represent the margin deposit on the futures contracts.

FUTURES CONTRACTS

                               UNDERLYING
                    EXPIRATION FACE AMOUNT UNREALIZED
PURCHASED              DATE     AT VALUE      GAIN
-----------------------------------------------------
96 S&P 500 Futures     9/98    $27,432,000  $465,822

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
COMMON STOCKS -- 100.00%
 AEROSPACE -- 1.70%
  Boeing Co. .............................................. 109,657 $  4,886,590
  General Dynamics Corp. ..................................  11,082      515,313
  Goodrich B. F. Co. ......................................   8,000      397,000
  Lockheed Martin Corp. ...................................  21,247    2,249,526
  Northrop Grumman Corp. ..................................   7,368      759,825
  Raytheon Co. Class A.....................................   5,113      294,637
  Raytheon Co. Class B.....................................  31,983    1,890,995
  Rockwell International Corp. ............................  24,874    1,195,506
  Textron, Inc. ...........................................  18,048    1,293,816
  TRW, Inc. ...............................................  15,942      870,832
  United Technologies Corp. ...............................  25,164    2,327,670
                                                                    ------------
                                                                      16,681,710
                                                                    ------------
 AIR TRANSPORT -- 0.54%
  AMR Corp.*...............................................  20,896    1,739,592
  Delta Air Lines, Inc. ...................................   8,935    1,154,849
  FDX Corp. ...............................................  17,431    1,093,795
  Southwest Airlines Co. ..................................  18,329      542,997
  US Airways Group, Inc. ..................................   9,100      721,175
                                                                    ------------
                                                                       5,252,408
                                                                    ------------
 APPAREL -- 0.34%
  Fruit of the Loom, Inc., Class A*........................   8,497      281,994
  Liz Claiborne, Inc. .....................................   5,553      290,144
  Nike, Inc., Class B......................................  32,790    1,596,463
  Reebok International Ltd. ...............................   6,193      171,469
  Russell Corp. ...........................................  10,900      329,044
  V.F. Corp. ..............................................  12,454      641,381
                                                                    ------------
                                                                       3,310,495
                                                                    ------------
 BANKS -- 9.36%
  Banc One Corp. ..........................................  77,093    4,302,753
  BankAmerica Corp. .......................................  75,580    6,532,946
  BankBoston Corp. ........................................  33,592    1,868,555
  Bank of New York Co., Inc. ..............................  41,443    2,515,072
  Bankers Trust New York Corp. ............................  10,960    1,272,045
  BB & T Corp. ............................................  15,100    1,021,138
  Chase Manhattan Corp. ...................................  91,806    6,931,353
  Citicorp.................................................  50,156    7,485,783
  Comerica, Inc. ..........................................  17,389    1,152,021
  First Chicago NBD Corp. .................................  32,601    2,889,264
  First Union Corp. ....................................... 106,126    6,181,839
  Fleet Financial Group, Inc. .............................  28,249    2,358,791
  Fifth Third Bancorp......................................  24,166    1,522,458
  Huntington Bankshares, Inc. .............................  21,100      706,850
  J.P Morgan and Co., Inc. ................................  20,177    2,363,231
  Keycorp..................................................  48,382    1,723,609
  MBNA Corp. ..............................................  54,891    1,811,403

                       See Notes to Financial Statements.

    Pegasus Funds
 42

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Mellon Bank Corp. .......................................  29,600 $  2,060,900
  Mercantile Bancorporation, Inc. .........................  14,400      725,400
  Morgan Stanley Dean Witter Discover & Co. ...............  65,000    5,939,375
  Nationsbank Corp. ....................................... 103,221    7,896,406
  National City Corp. .....................................  36,805    2,613,155
  Northern Trust Corp. ....................................  12,400      945,500
  Norwest Corp. ...........................................  81,432    3,043,521
  PNC Bank Corp. ..........................................  31,420    1,690,789
  Republic NY Corp. .......................................  13,382      842,230
  State Street Corp. ......................................  17,800    1,237,100
  Summit Bancorp...........................................  19,400      921,500
  Suntrust Banks, Inc. ....................................  24,492    1,991,506
  Synovus Financial Corp. .................................  28,950      687,563
  U.S. Bancorp.............................................  81,186    3,490,998
  Wachovia Corp. ..........................................  22,453    1,897,278
  Wells Fargo & Co. .......................................   8,850    3,265,650
                                                                    ------------
                                                                      91,887,982
                                                                    ------------
 BUSINESS MACHINES -- 7.82%
  Apple Computer, Inc. ....................................  14,900      427,444
  Bay Networks, Inc. ......................................  18,433      594,464
  Ceridian Corp.*..........................................   7,345      431,519
  Cisco System, Inc. ...................................... 116,311   10,707,881
  Compaq Computer Corp.*................................... 189,126    5,366,455
  Dell Computer Corp.*.....................................  73,444    6,816,521
  Gateway 2000, Inc. ......................................  17,400      880,875
  Honeywell, Inc. .........................................  14,096    1,177,897
  International Business Machines Corp. ................... 106,672   12,247,279
  Microsoft Corp.*......................................... 267,186   28,956,283
  Novell, Inc.*............................................  46,900      597,975
  Pitney Bowes, Inc. ......................................  36,896    1,775,620
  Seagate Technology*......................................  27,865      663,535
  Sun Microsystems, Inc.*..................................  39,267    1,705,660
  Unisys Corp. ............................................  24,600      694,950
  Xerox Corp. .............................................  36,335    3,692,544
                                                                    ------------
                                                                      76,736,902
                                                                    ------------
 BUSINESS SERVICES -- 1.59%
  Automatic Data Processing, Inc. .........................  31,779    2,315,895
  Block (H.& R.), Inc. ....................................  16,457      693,251
  Browning-Ferris Industries, Inc. ........................  21,635      751,816
  Cendant Corp. ...........................................  86,475    1,805,166
  Computer Associates International, Inc. .................  61,353    3,408,926
  Computer Sciences Corp ..................................  15,352      982,528
  Dun & Bradstreet Corp. ..................................  18,167      607,459
  Ecolab, Inc. ............................................  22,388      694,028
  Equifax, Inc. ...........................................  16,600      602,788
  Interpublic Group of Companies, Inc. ....................  12,132      736,261
  KLA Tencor Corp. ........................................   9,400      260,262

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Moore Corp. .............................................  10,200 $    135,150
  Omnicom Group, Inc. .....................................  17,700      882,787
  Waste Management, Inc. ..................................  50,275    1,759,625
                                                                    ------------
                                                                      15,635,942
                                                                    ------------
 CHEMICALS -- 2.21%
  Air Products & Chemicals, Inc. ..........................  26,980    1,079,200
  Dow Chemical Co. ........................................  25,921    2,506,237
  DuPont (E I) de Nemours & Co., Inc. ..................... 124,182    9,267,082
  Hercules, Inc. ..........................................   8,610      354,086
  Monsanto Co. ............................................  67,511    3,772,177
  Morton International, Inc. ..............................  13,635      340,875
  Nalco Chemical Co. ......................................   8,600      302,075
  PPG Industries, Inc. ....................................  20,140    1,400,989
  Praxair, Inc. ...........................................  17,003      795,953
  Rohm & Haas Co. .........................................   6,141      638,280
  Sigma-Aldrich Corp. .....................................  11,005      386,550
  Union Carbide Corp. .....................................  16,045      856,402
                                                                    ------------
                                                                      21,699,906
                                                                    ------------
 CONSTRUCTION -- 0.39%
  Armstrong World Industries, Inc. ........................   4,600      309,925
  Centex Corp..............................................  13,224      499,206
  Fluor Corp. .............................................   8,470      431,970
  Kaufman & Broad Home Corp. ..............................  20,233      642,398
  Masco Corp. .............................................  18,597    1,125,119
  Sherwin Williams Co. ....................................  15,416      510,655
  Stanley Works............................................   7,117      295,800
                                                                    ------------
                                                                       3,815,073
                                                                    ------------
 CONSUMER DURABLES -- 0.32%
  Black & Decker Corp. ....................................  10,929      666,669
  Maytag Corp. ............................................  11,800      582,625
  Newell Co. ..............................................  16,158      804,870
  Rubbermaid, Inc. ........................................  16,441      545,636
  Whirlpool Corp. .........................................   8,355      574,406
                                                                    ------------
                                                                       3,174,206
                                                                    ------------
 CONTAINERS -- 0.21%
  Ball Corp. ..............................................   3,457      138,928
  Crown Cork & Seal Co., Inc. .............................  13,130      623,675
  Owens Illinois, Inc. ....................................  15,300      684,675
  Sealed Air Corp. ........................................   9,548      350,889
  Stone Container Corp. ...................................  17,556      274,313
                                                                    ------------
                                                                       2,072,480
                                                                    ------------
 DOMESTIC OIL -- 0.91%
  Amerada Hess Corp. ......................................   8,560      464,915
  Ashland Oil, Inc. .......................................   8,240      425,390

                       See Notes to Financial Statements.

    Pegasus Funds
 44

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Atlantic Richfield Co. ..................................  34,960 $  2,731,250
  Oryx Energy Co.*.........................................  11,500      254,438
  Pennzoil Co. ............................................   7,062      357,514
  Phillips Petroleum Co. ..................................  29,271    1,410,496
  Sun Co., Inc. ...........................................  10,200      395,887
  Union Pacific Resources Group............................  39,806      699,093
  Unocal Corp. ............................................  29,993    1,072,250
  USX-Marathon Group.......................................  31,654    1,086,128
                                                                    ------------
                                                                       8,897,361
                                                                    ------------
 DRUGS AND MEDICINE -- 11.74%
  Abbott Laboratories...................................... 171,198    6,997,718
  Alza Corp. ..............................................  10,200      441,150
  American Home Products Corp. ............................ 142,620    7,380,585
  Amgen, Inc.*.............................................  28,792    1,882,277
  Baxter International, Inc. ..............................  31,385    1,688,905
  Becton Dickinson & Co. ..................................  14,362    1,114,850
  Biomet, Inc.*............................................  13,200      436,425
  Bristol-Myers Squibb Co. ................................ 109,116   12,541,520
  Columbia/HCA Healthcare Corp. ...........................  77,833    2,266,886
  Guidant Corp. ...........................................  16,418    1,170,809
  HBO & Co. ...............................................  55,600    1,959,900
  Healthsouth Corp. .......................................  42,138    1,124,558
  Humana, Inc.*............................................  17,137      534,460
  Johnson & Johnson........................................ 152,218   11,226,078
  Lilly (Eli) & Co. ....................................... 124,776    8,243,015
  Medtronic, Inc. .........................................  53,904    3,436,380
  Merck & Co., Inc. ....................................... 131,474   17,584,648
  Pall Corp. ..............................................  15,700      321,850
  Pfizer, Inc. ............................................ 141,976   15,431,016
  Pharmacia & Upjohn Co. ..................................  59,708    2,754,031
  Schering-Plough Corp. ...................................  82,812    7,587,649
  Tenet Healthcare Corp.*..................................  33,462    1,045,688
  United Healthcare Corp. .................................  25,225    1,601,788
  Warner Lambert Co. ......................................  92,589    6,423,362
                                                                    ------------
                                                                     115,195,548
                                                                    ------------
 ELECTRONICS -- 5.56%
  3Com Corp.*..............................................  36,689    1,125,894
  Advanced Micro Devices, Inc.*............................  16,022      273,375
  AMP, Inc. ...............................................  23,240      798,875
  Andrew Corp.*............................................  12,000      216,750
  Boston Scientific Corp.*.................................  21,666    1,551,827
  E G & G, Inc. ...........................................  12,300      369,000
  EMC Corp.*...............................................  55,874    2,503,854
  First Data Corp. ........................................  48,529    1,616,622
  General Signal Corp. ....................................   8,100      291,600
  Harris Corp. ............................................  10,812      483,161
  Hewlett-Packard Co. ..................................... 116,955    7,002,681

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Intel Corp. ............................................. 179,590 $ 13,312,109
  Johnson Controls, Inc. ..................................   9,804      560,666
  Lucent Technologies, Inc. ............................... 142,828   11,881,504
  Micron Technology, Inc. .................................  23,749      589,272
  Motorola, Inc. ..........................................  66,101    3,474,434
  National Semiconductor Corp.*............................  15,132      199,553
  Northern Telecom Ltd. ...................................  61,946    3,572,186
  Parametric Technology Corp. .............................  28,000      759,500
  Perkin Elmer Corp. ......................................   4,800      298,500
  Raychem Corp. ...........................................  11,206      331,277
  Tektronix, Inc. .........................................   7,700      272,388
  Texas Instruments, Inc. .................................  43,386    2,529,946
  Thermo Electron Corp. ...................................  16,777      573,564
                                                                    ------------
                                                                      54,588,538
                                                                    ------------
 ENERGY AND UTILITIES -- 3.06%
  Ameren Corp. ............................................  12,821      509,635
  American Electric Power Co., Inc. .......................  20,280      920,205
  Baltimore Gas & Electric Co. ............................  17,663      548,657
  Carolina Power & Light Co. ..............................  16,718      725,143
  Central & SouthWest Corp. ...............................  20,293      545,374
  CINergy Corp. ...........................................  15,367      537,845
  Coastal Corp. ...........................................  10,572      738,058
  Columbia Gas System, Inc. ...............................  11,989      666,888
  Consolidated Edison, Inc. ...............................  26,877    1,238,022
  Consolidated Natural Gas Co. ............................   9,603      565,377
  Dominion Resources, Inc. ................................  20,419      832,074
  DTE Energy, Inc. ........................................  15,571      628,679
  Duke Power Co. ..........................................  39,188    2,321,889
  Edison International.....................................  47,428    1,402,090
  Enron Corp. .............................................  41,483    2,242,675
  Entergy Corp. ...........................................  29,924      860,315
  Firstenergy Corp. .......................................  25,391      780,773
  FPL Group, Inc. .........................................  21,280    1,340,640
  GPU, Inc. ...............................................  13,640      515,762
  Houston Industries, Inc. ................................  32,902    1,015,849
  Northern States Power Co. ...............................  14,902      426,570
  PacifiCorp...............................................  31,880      721,285
  PECO Energy Co. .........................................  23,809      694,925
  Peoples Energy Corp. ....................................   3,600      139,050
  P G & E Corp. ...........................................  52,151    1,646,016
  PP&L Resources, Inc. ....................................  21,745      493,340
  Public Service Enterprise Group, Inc. ...................  23,597      812,622
  Sonat, Inc. .............................................  10,691      412,940
  Southern Co. ............................................  79,419    2,198,913
  Texas Utilities Co. .....................................  27,654    1,151,098
  Unicom Corp. ............................................  23,024      807,279
  Williams Companies, Inc. ................................  46,044    1,553,985
                                                                    ------------
                                                                      29,993,973
                                                                    ------------

                       See Notes to Financial Statements.

    Pegasus Funds
 46

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
 ENERGY RAW MATERIALS -- 1.14%
  Anadarko Petroleum Corp. ................................   6,600 $    443,438
  Apache Corp. ............................................  10,000      315,000
  Baker Hughes, Inc. ......................................  15,450      533,991
  Barricks Gold Corp. .....................................  38,235      733,634
  Burlington Resources, Inc. ..............................  18,636      802,513
  Dresser Industries, Inc. ................................  19,462      857,544
  Eastern Enterprises......................................   4,900      210,087
  Halliburton Co. .........................................  28,108    1,252,563
  Helmerich & Payne, Inc. .................................   7,874      175,197
  McDermott International, Inc. ...........................   9,400      323,712
  Nacco Industries, Inc., Class A..........................   2,600      336,050
  Occidental Petroleum Corp. ..............................  37,520    1,013,040
  Schlumberger Ltd. .......................................  54,974    3,755,411
  Western Atlas, Inc.*.....................................   5,727      486,079
                                                                    ------------
                                                                      11,238,259
                                                                    ------------
 FOOD AND AGRICULTURE -- 5.57%
  Archer Daniels Midland Co. ..............................  65,037    1,260,092
  Bestfoods................................................  31,230    1,813,292
  Cardinal Health, Inc. ...................................  12,100    1,134,375
  Campbell Soup Co. .......................................  51,986    2,761,756
  Coca-Cola Co. ........................................... 271,419   23,206,325
  ConAgra, Inc. ...........................................  52,158    1,652,757
  Darden Restaurants, Inc. ................................  37,561      596,281
  General Mills, Inc. .....................................  17,041    1,165,178
  Heinz (H.J.) Co. ........................................  39,296    2,205,488
  Hershey Foods Corp. .....................................  16,857    1,163,133
  Kellogg Co. .............................................  47,144    1,770,846
  PepsiCo, Inc. ........................................... 172,243    7,094,259
  Pioneer Hi-Bred International, Inc. .....................  34,200    1,415,025
  Quaker Oats Co. .........................................  13,800      758,137
  Ralston-Ralston Purina Group.............................  11,577    1,352,338
  Sara Lee Corp. ..........................................  49,109    2,747,035
  Sysco Corp. .............................................  33,480      857,925
  Tricon Global Restaurants................................  17,224      545,786
  Wrigley (Wm.) Jr Co. ....................................  12,062    1,182,076
                                                                    ------------
                                                                      54,682,104
                                                                    ------------
 GOLD -- 0.05%
  Homestake Mining Co. ....................................  47,881      496,765
                                                                    ------------
 INSURANCE -- 3.59%
  Allstate Corp. ..........................................  48,010    4,395,916
  American General Corp. ..................................  27,019    1,923,415
  American International Group, Inc. ......................  76,954   11,235,284
  AON Corp. ...............................................  18,253    1,282,273
  Chubb Corp. .............................................  22,534    1,811,170
  CIGNA Corp. .............................................  23,448    1,617,912
  Cincinnati Financial Corp. ..............................  18,000      690,750

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  General Re Corp. ........................................   8,395 $  2,128,133
  Hartford Financial Services Group, Inc. .................  12,102    1,384,166
  Jefferson-Pilot Corp. ...................................   9,694      561,646
  Lincoln National Corp. ..................................  11,498    1,050,630
  Marsh & McLennan Companies, Inc. ........................  26,892    1,625,285
  Progressive Corp. (Ohio).................................   7,900    1,113,900
  SAFECO Corp. ............................................  19,551      888,349
  St. Paul Companies.......................................  22,084      928,908
  Torchmark Corp. .........................................  15,458      707,204
  Transamerica Corp. ......................................   6,815      784,577
  UNUM Corp. ..............................................  19,298    1,071,039
                                                                    ------------
                                                                      35,200,557
                                                                    ------------
 INTERNATIONAL OIL -- 5.39%
  Amoco Corp. ............................................. 106,844    4,447,381
  Chevron Corp. ...........................................  76,612    6,363,584
  Exxon Corp. ............................................. 270,640   19,300,015
  Mobil Corp. .............................................  84,624    6,484,314
  Royal Dutch Petroleum Co., N.Y. Registry................. 235,340   12,899,574
  Texaco, Inc. ............................................  57,578    3,436,687
                                                                    ------------
                                                                      52,931,555
                                                                    ------------
 LIQUOR -- 0.50%
  Anheuser-Busch Companies, Inc. ..........................  54,233    2,559,119
  Brown Forman Corp. Class B...............................  10,768      691,844
  Seagram Co. Ltd. ........................................  39,428    1,614,084
                                                                    ------------
                                                                       4,865,047
                                                                    ------------
 MEDIA -- 2.48%
  Adobe System, Inc. ......................................   9,300      394,669
  Clear Channel Communication..............................  13,900    1,516,838
  Comcast Corp. Class A Special............................  38,985    1,582,549
  Donnelley (R.R.) & Sons Co. .............................  14,361      657,016
  Dow Jones & Co., Inc. ...................................  10,552      588,274
  Gannett Co., Inc. .......................................  29,782    2,116,383
  Knight-Ridder, Inc. .....................................  12,559      691,530
  McGraw Hill Companies, Inc. .............................   9,911      808,366
  MediaOne Group, Inc. ....................................  69,144    3,038,015
  Meredith Corp. ..........................................  12,900      605,494
  New York Times Co. Class A...............................  13,915    1,102,764
  Tele-Communications, Inc. Class A........................  53,863    2,070,359
  Time Warner, Inc. .......................................  61,690    5,270,639
  Times Mirror Co. Class A.................................  10,951      688,544
  Tribune Co. .............................................  12,467      857,885
  Viacom, Inc. Class B Non-Voting*.........................  39,626    2,308,214
                                                                    ------------
                                                                      24,297,539
                                                                    ------------
 MISCELLANEOUS AND CONGLOMERATES -- 1.37%
  Ascend Communications, Inc. .............................  21,200    1,050,725
  Case Corp. ..............................................   6,265      302,286

                       See Notes to Financial Statements.

    Pegasus Funds
 48

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Cognizant Corp. .........................................  18,167 $  1,144,521
  Corning, Inc. ...........................................  28,111      976,857
  Eastman Chemical Co. ....................................   8,252      513,687
  ITT Industries, Inc. ....................................  17,186      642,327
  Minnesota Mining & MFG Co. ..............................  46,893    3,854,018
  Nextel Communications, Inc., Class A.....................  29,400      731,325
  Oneok, Inc. .............................................   4,300      171,463
  Tyco International LTD...................................  63,632    4,008,816
                                                                    ------------
                                                                      13,396,025
                                                                    ------------
 MISCELLANEOUS FINANCE -- 4.66%
  Aetna, Inc. .............................................  16,312    1,241,751
  Ahmanson (H.F.) & Co. ...................................   9,853      699,563
  American Express Co. ....................................  51,022    5,816,508
  Associates First Capital Corp. ..........................  38,989    2,997,279
  Beneficial Corp. ........................................   5,757      881,900
  Countrywide Credit Industries, Inc. .....................  11,500      583,625
  Federal Home Loan Mortgage Corp. ........................  77,662    3,654,968
  Federal National Mortgage Association.................... 116,478    7,076,039
  Franklin Resources, Inc. ................................  28,400    1,533,600
  Golden West Financial Corp. .............................   6,635      705,383
  Greentree Financial Corp. ...............................  14,689      628,873
  Household International, Inc. ...........................  35,328    1,757,568
  Lehman Brothers Holdings, Inc. ..........................  11,200      868,700
  MBIA, Inc. ..............................................  10,082      754,890
  Merrill Lynch & Co., Inc. ...............................  36,252    3,344,247
  MGIC Investment Corp. ...................................  12,386      706,776
  Providian Financial Corp. ...............................  11,231      882,336
  Schwab (Charles) Corp. ..................................  28,950      940,875
  SunAmerica, Inc. ........................................  21,600    1,240,650
  Travelers Group, Inc. ................................... 125,394    7,602,011
  Washington Mutual, Inc. .................................  41,298    1,793,882
                                                                    ------------
                                                                      45,711,424
                                                                    ------------
 MOTOR VEHICLES -- 2.07%
  Autozone, Inc. ..........................................  16,849      538,115
  Chrysler Corp. ..........................................  72,106    4,064,976
  Cummins Engine Co., Inc. ................................   6,900      353,625
  Dana Corp. ..............................................  11,898      636,543
  Eaton Corp. .............................................   8,305      645,714
  Ford Motor Co. .......................................... 137,159    8,092,381
  General Motors Corp. ....................................  80,184    5,357,293
  Genuine Parts Co. .......................................  18,165      627,828
                                                                    ------------
                                                                      20,316,475
                                                                    ------------
 NON-DURABLES AND ENTERTAINMENT -- 1.55%
  American Greetings Corp. Class A.........................   8,425      429,148
  Harcourt General, Inc. ..................................   7,111      423,105
  Hasbro, Inc. ............................................  11,511      452,526

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            49
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Kimberly-Clark Corp. ....................................  63,098 $  2,894,621
  Mattel, Inc. ............................................  28,507    1,206,202
  McDonalds Corp. .........................................  77,605    5,354,745
  Oracle Corp.*............................................ 113,985    2,799,757
  Service Corp. International..............................  31,789    1,362,953
  Wendy's International, Inc. .............................  14,500      340,750
                                                                    ------------
                                                                      15,263,807
                                                                    ------------
 NON-FERROUS METALS -- 0.53%
  Alcan Aluminum Ltd. .....................................  22,182      612,778
  Allegheny Teledyne, Inc. ................................  18,840      430,965
  Aluminum Co. of America..................................  18,969    1,250,768
  Asarco, Inc. ............................................  10,081      224,302
  Cyprus Amax Mineral Co. .................................  23,800      315,350
  Engelhard Corp. .........................................  17,991      364,318
  Freeport McMoran Copper Class B..........................  23,905      363,057
  Laidlaw, Inc. ...........................................  34,015      414,558
  Newmont Mining Corp. ....................................  18,815      444,504
  Phelps Dodge Corp. ......................................   6,738      385,329
  Reynolds Metals Co. .....................................   7,160      400,513
                                                                    ------------
                                                                       5,206,442
                                                                    ------------
 OPTICAL PHOTOGRAPHIC EQUIPMENT -- 0.29%
  Eastman Kodak Co. .......................................  38,623    2,821,893
                                                                    ------------
 PAPER AND FOREST PRODUCTS -- 0.72%
  Bemis, Inc. .............................................   4,177      170,735
  Boise Cascade Corp. .....................................  11,100      363,525
  Champion International Corp. ............................  10,768      529,651
  Georgia-Pacific Corp. ...................................  10,387      612,184
  International Paper Co. .................................  32,379    1,392,297
  Fort James Corp. ........................................  21,004      934,678
  Mead Corp. ..............................................  15,680      497,840
  Temple-Inland, Inc. .....................................   7,723      416,077
  Union Camp Corp. ........................................   6,604      327,723
  Westvaco Corp. ..........................................  11,910      336,457
  Weyerhaeuser Co. ........................................  21,792    1,006,518
  Willamette Industries, Inc. .............................  13,970      447,040
                                                                    ------------
                                                                       7,034,725
                                                                    ------------
 PRODUCER GOODS -- 5.54%
  Allied Signal, Inc. .....................................  64,552    2,864,495
  Applied Materials Co.*...................................  38,684    1,141,178
  Avery Dennison Corp. ....................................  11,909      640,109
  CBS Corp. ...............................................  76,724    2,435,987
  Caterpillar, Inc. .......................................  42,740    2,259,878
  Conseco, Inc. ...........................................  21,000      981,750
  Cooper Industries, Inc. .................................  12,499      686,664
  Deere & Co. .............................................  29,106    1,538,980
  Dover Corp. .............................................  24,138      826,726

                       See Notes to Financial Statements.

    Pegasus Funds
 50

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  Emerson Electric Co. ....................................  50,814 $  3,067,895
  FMC Corp.*...............................................   5,000      340,937
  General Electric Co. .................................... 359,128   32,680,648
  Grainger (W.W.), Inc. ...................................   9,666      481,488
  Illinois Tool Works, Inc. ...............................  28,528    1,902,461
  Ingersoll-Rand Co. ......................................  15,619      688,212
  Millipore Corp. .........................................  11,100      302,475
  Parker-Hannifin Corp. ...................................  12,976      494,710
  Snap-On, Inc. ...........................................   7,800      282,750
  Tenneco, Inc. ...........................................  18,607      708,229
                                                                    ------------
                                                                      54,325,572
                                                                    ------------
 RAILROADS AND SHIPPING -- 0.53%
  Burlington Northern Santa Fe.............................  17,659    1,733,893
  CSX Corp. ...............................................  23,242    1,057,511
  Norfolk Southern Corp. ..................................  39,725    1,184,301
  Union Pacific Corp. .....................................  27,045    1,193,361
                                                                    ------------
                                                                       5,169,066
                                                                    ------------
 RETAIL -- 5.50%
  Albertsons, Inc. ........................................  26,979    1,397,849
  American Stores Co. .....................................  32,494      785,949
  Circuit City Group.......................................  14,591      683,953
  Consolidated Stores Corp. ...............................  11,900      431,375
  Costco Companies, Inc. ..................................  25,426    1,603,427
  CVS Corp. ...............................................  42,890    1,670,029
  Dayton Hudson Corp. .....................................  48,360    2,345,460
  Dillards, Inc. Class A...................................  10,894      451,420
  Federated Department Stores, Inc.*.......................  24,205    1,302,531
  Gap, Inc. ...............................................  43,287    2,667,561
  Home Depot, Inc. ........................................  78,992    6,561,273
  Kmart Corp.*.............................................  53,693    1,033,590
  Kroger Co.*..............................................  27,858    1,194,412
  Limited, Inc. ...........................................  30,520    1,010,975
  Longs Drug Stores Corp. .................................   8,100      233,888
  Lowes Companies, Inc. ...................................  41,450    1,681,316
  May Department Stores Co. ...............................  27,699    1,814,284
  Nordstrom, Inc. .........................................   7,484      578,139
  Penney (J.C.) & Co., Inc. ...............................  28,640    2,071,030
  Rite-Aid Corp. ..........................................  27,298    1,025,381
  Sears, Roebuck & Co. ....................................  44,812    2,736,333
  Tandy Corp. .............................................  13,160      698,303
  TJX Companies, Inc. .....................................  34,276      826,909
  Toys R Us*...............................................  28,561      672,969
  Wal Mart Stores, Inc. ................................... 246,521   14,976,151
  Walgreen Co. ............................................  62,046    2,563,275
  Winn-Dixie Stores, Inc. .................................  18,270      935,196
                                                                    ------------
                                                                      53,952,978
                                                                    ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
 SOAPS AND COSMETICS -- 3.24%
  Alberto-Culver Co. Class B...............................  14,900 $    432,100
  Avon Products, Inc. .....................................  12,294      952,785
  Clorox Co. ..............................................   9,572      912,929
  Colgate-Palmolive Co. ...................................  32,872    2,892,736
  Gillette Co. ............................................ 128,046    7,258,608
  International Flavors & Fragrances, Inc. ................  10,688      464,260
  Procter & Gamble Co. .................................... 147,296   13,413,142
  Unilever N.V. ...........................................  69,636    5,496,892
                                                                    ------------
                                                                      31,823,452
                                                                    ------------
 STEEL -- 0.14%
  Armco, Inc.*.............................................  85,322      543,928
  Nucor Corp. .............................................   8,179      376,234
  Worthington Industries, Inc. ............................  30,034      452,387
                                                                    ------------
                                                                       1,372,549
                                                                    ------------
 TELEPHONE -- 6.83%
  AT&T Corp. .............................................. 178,264   10,183,331
  AirTouch Communications, Inc.*...........................  63,525    3,712,242
  ALLTEL Corp. ............................................  16,117      749,441
  Ameritech Corp. ......................................... 123,140    5,525,908
  Bell Atlantic Corp. ..................................... 169,448    7,731,065
  Bellsouth Corp. ......................................... 106,595    7,155,189
  Frontier Corp. ..........................................  18,361      578,372
  GTE Corp. ............................................... 107,731    5,992,537
  MCI Communications Corp. ................................  73,988    4,300,552
  SBC Communications, Inc. ................................ 201,188    8,047,520
  Sprint Corp. ............................................  49,944    3,521,052
  Tellabs, Inc.*...........................................  20,086    1,438,660
  US WEST Inc.*............................................  57,072    2,682,399
  Worldcom, Inc.*.......................................... 111,178    5,385,184
                                                                    ------------
                                                                      67,003,452
                                                                    ------------
 TIRES AND RUBBER GOODS -- 0.13%
  Cooper Tire & Rubber Co. ................................  12,703      261,999
  Goodyear Tire & Rubber Co. ..............................  16,591    1,069,083
                                                                    ------------
                                                                       1,331,082
                                                                    ------------
 TOBACCO -- 1.31%
  Fortune Brands, Inc. ....................................  18,700      718,781
  Loews Corp. .............................................  12,695    1,106,052
  Philip Morris Companies, Inc. ........................... 266,085   10,477,097
  UST, Inc. ...............................................  21,612      583,524
                                                                    ------------
                                                                      12,885,454
                                                                    ------------
 TRAVEL AND RECREATION -- 1.06%
  Brunswick Corp. .........................................  11,200      277,200
  Disney (Walt) Co. .......................................  76,312    8,017,530
  Hilton Hotels Corp. .....................................  28,824      821,484

                       See Notes to Financial Statements.

    Pegasus Funds
 52

PEGASUS EQUITY INDEX FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES MARKET VALUE
                        -----------                         ------ ------------
  Marriott International, Inc. Class A..................... 27,414 $    887,528
  Mirage Resorts, Inc...................................... 19,600      417,725
                                                                   ------------
                                                                     10,421,467
                                                                   ------------
 TRUCKING AND FREIGHT -- 0.06%
  PACCAR, Inc.............................................. 11,782      615,609
                                                                   ------------
TOTAL COMMON STOCKS........................................         981,305,822
                                                                   ------------
 (Cost $537,820,412)
TOTAL INVESTMENTS..........................................        $981,305,822
                                                                   ============
 (Cost $537,820,412)

*Non-income producing security.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                       FACE AMOUNT MARKET VALUE
                                                       ----------- ------------
TEMPORARY CASH INVESTMENTS -- 5.18%
 Pegasus Cash Management Fund Class I (in shares).....  26,000,000 $26,000,000
 Salomon Brothers, Revolving Repurchase Agreement,
  5.95%, 7/1/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 8/15/98 through
  5/15/08 at various interest rates ranging from 0.00%
  to 12.00%, all held at Chase Bank).................. $ 5,336,812   5,336,812
                                                                   -----------
TOTAL TEMPORARY CASH INVESTMENTS .....................              31,336,812
                                                                   -----------
   (Cost $31,336,812)
 COMMON STOCKS -- 94.82%                                 SHARES
                                                         ------
 ARGENTINA -- 1.87%
  BANKS
   Bco Frances Rio Pl.................................      51,945     381,842
   Bco De Galicia Bue "B'.............................     182,153     801,569
  CONSTRUCTION
   Astra Cia Argentin.................................     290,820     468,276
   Perez Companc Sa "B'...............................     299,760   1,501,978
   Renault Argentina..................................      36,624      72,524
   Ypf Sa Class "D'...................................     127,300   3,806,727
  ENERGY RAW MATERIALS
   Comercial Del Plata................................     116,786     130,816
  FOOD & AGRICULTURE
   Molinos Rio Plata "B'..............................      61,742     135,231
  LIQUOR & TOBACCO
   Ba Embotelladora "B'*..............................         150           2
  NON-FERROUS METALS
   Siderca Sa.........................................     488,521     830,585
   Siderar Sa "A'.....................................      18,216      69,229
  TELEPHONE
   Telefonica De Argentina Class "B'..................     965,600   3,119,262
                                                                   -----------
                                                                    11,318,042
                                                                   -----------
 AUSTRALIA -- 1.29%
  BANKS
   National Australia Bank............................      96,820   1,277,053
   Westpac Bank Corp..................................     130,510     796,057
  CHEMICALS
   Orica Limited......................................      18,853     111,493
  CONSTRUCTION
   Boral Limited......................................      70,041     131,419
   Csr Limited........................................      50,166     144,764
   Pioneer International..............................      60,480     144,191
  ENERGY RAW MATERIAL
   Broken Hill Pty....................................     120,112   1,015,274
   Santos Limited.....................................      82,465     255,331
  FOOD & AGRICULTURE
   Amcor Limited......................................      50,613     221,588
   Goodman Fielder Limited............................      55,433      80,668

                       See Notes to Financial Statements.

    Pegasus Funds
 54

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  LIQUOR & TOBACCO
   Coca-Cola Amatil........................................  24,929  $  166,722
   Fosters Brewing Gp......................................  71,247     167,654
   Southcorp Holdings......................................  24,807      72,046
  MEDIA
   News Corporation (Aust Listing).........................  70,119     496,736
   News Corporation Preferred Limited Voting Shares........ 120,521     983,654
  MULTI-INDUSTRY & CONGLOMERATES
   Pacific Dunlop Limited..................................  92,967     150,257
  NON-FERROUS METALS
   Rio Tinto Limited.......................................  35,868     426,455
   Mim Holdings Limited.................................... 109,423      52,853
   North Ltd...............................................  18,300      37,623
   WMC Ltd.................................................  81,722     245,946
  RAILROAD & SHIPPING
   Brambles Inds Limited...................................  13,527     265,453
  REAL PROPERTY
   Gen Property Tst Units (Aust Listing)...................  56,140      90,736
   Lend Lease Corp.........................................   9,661     195,330
   Westfield Trust Units...................................  26,752      51,355
   Westfield Trust New Units...............................     870       1,659
  RETAIL
   Coles Myer Limited......................................  46,811     182,622
   Woolworth Limited.......................................  22,733      73,906
                                                                     ----------
                                                                      7,838,846
                                                                     ----------
 BELGIUM -- 4.54%
  BANKS
   Generale De Banque......................................   5,883   4,367,585
   Kredietbank.............................................  41,700   3,731,819
   KBC Bankverzekerin VVPR Strip*..........................      60           5
  CHEMICALS
   Solvay..................................................  28,640   2,270,572
  CONSTRUCTION
   Glaverbel Mecansa.......................................   1,500     214,458
  ENERGY RAW MATERIALS
   GPE Bruxelles Lam.......................................  11,265   2,273,586
  ENERGY & UTILITIES
   Electrabel..............................................  14,667   4,158,474
   Tractebel Inv Cap.......................................  22,375   3,277,176
   Soc Gen Belgique p/wts exp 11/15/99*....................   2,975       1,039
  INSURANCE
   Fortis Ag...............................................  13,048   3,331,254
  INTERNATIONAL OIL
   Petrofina Sa............................................   5,709   2,343,589
  MISCELLANEOUS FINANCE
   Soc Gen De Belgique.....................................     932     159,049
  NON-FERROUS METALS
   Union Miniere*..........................................   7,710     476,565

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                          SHARES MARKET VALUE
                        -----------                          ------ ------------
  PRODUCER GOODS
   Bekaert Sa...............................................    930 $   772,292
  RETAIL
   Delhaize Le Lion.........................................  1,800     125,773
                                                                    -----------
                                                                     27,503,237
                                                                    -----------
 BRAZIL -- 2.53%
  BANKS
   Unibanco Hldgs GDS....................................... 52,000   1,534,000
  ENERGY
   Petrol Brasileiros ADR................................... 56,000   1,040,973
  ENERGY AND UTILITIES
   Eletrobras Cent El ADR................................... 77,000   1,175,028
   Cebtraus Geradiras Di Sul Do ADR*........................  7,700      55,589
   Cemig CA Energ ADR....................................... 30,349     939,377
  FOOD AND AGRICULTURE
   PAO De Acucar GDR........................................ 20,000     452,500
  MEDIA
   Multicanal Partici ADR*.................................. 28,000     138,250
  MISCELLANEOUS
   RCA -- Stock Portfolia Receipt*.......................... 40,000   3,458,392
  NON-FERROUS METALS
   Compania Vale ADR........................................ 21,000     426,678
  PAPER AND FOREST PRODUCTS
   Aracruz Celolose ADR..................................... 19,500     223,031
   Klabin Fabricadora ADR...................................  8,000      33,200
  STEEL
   Sider Nacional ADR.......................................  6,000     147,000
  TELEPHONE
   Telecomunicacoex Brasileiras ADR......................... 52,000   5,677,750
                                                                    -----------
                                                                     15,301,767
                                                                    -----------
 CHILE -- 0.42%
  AIR TRANSPORT
   Linea Aerea Nacional Chile Sa ADR........................ 10,000      81,250
  BANKS
   Banco Santander ADR...................................... 14,000     180,250
  ENERGY & UTILITIES
   Enersis Sa ADR........................................... 45,000   1,099,688
   Gener Sa ADR............................................. 10,000     182,500
  TELEPHONE
   Compania De Telecommunicaciones Chile ADR................ 50,000   1,015,625
   Compania De Telecommunicaciones Chile ADR Rights*........  3,162       1,087
                                                                    -----------
                                                                      2,560,400
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------- ------------
 DENMARK -- 3.01%
  BANKS
   Den Danske Bank.........................................  16,750 $ 2,009,411
   Unidanmark "A' (Regd)...................................  11,735   1,054,561
  BUSINESS MACHINE
   Iss International Series "B'............................   8,042     467,761
  DRUGS & MEDICINE
   Novo-Nordisk As "B'.....................................  19,932   2,747,636
  FOOD & AGRICULTURE
   Danisco.................................................  17,858   1,199,706
  LIQUOR & TOBACCO
   Carlsberg "B'...........................................  13,905   1,010,976
  MULTI-INDUSTRY
   Ratin A/S "B'...........................................   6,927   1,465,576
  RAILROAD & SHIPPING
   D/S 1912 "B'............................................     270   2,316,412
   D/S Svendborg "B'.......................................     200   2,442,920
  RETAIL
   Sophus Berendsen "B'....................................   6,927     287,072
  TELEPHONE
   Tele Danmark "B'........................................  33,385   3,204,021
                                                                    -----------
                                                                     18,206,052
                                                                    -----------
 FINLAND -- 6.18%
  BANKS
   Merita Ltd "A'.......................................... 396,000   2,612,821
  CONSTRUCTION
   Metra AB "B'............................................  17,116     561,540
   Rauma Oy................................................   8,661     177,593
  ELECTRONICS
   Nokia (AB) Oy Series "A'................................ 204,000  15,003,051
   Nokia (AB) Oy Series "K'................................ 102,400   7,540,275
  FOOD & AGRICULTURE
   Cultor Oy Series 2......................................  51,000     818,010
  INSURANCE
   Pohjola Series "B'......................................  22,900   1,139,473
   Sampo "A'...............................................  36,400   1,724,966
  NON-FERROUS METALS
   Outokumpo Oy "A'........................................  59,800     762,966
  PAPER & FOREST PRODUCTS
   UPM-Kymmene Oy.......................................... 168,500   4,637,487
  PRODUCER GOODS
   Kone Corp "B'...........................................   5,400     757,862
  RETAIL
   Kesko...................................................  62,000     977,493
   Stockmann OYJ "A'.......................................  15,000     448,375
   Stockmann OYJ "B'.......................................   2,500      58,325
  TRAVEL & RECREATION
   Amer Group "A'*.........................................  11,000     212,522
                                                                    -----------
                                                                     37,432,761
                                                                    -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                          SHARES MARKET VALUE
                        -----------                          ------ ------------
 FRANCE -- 6.96%
  BANKS
   Banque National Paris.................................... 16,627  $1,358,534
   Banque Paribas........................................... 10,218   1,093,453
   Societe Generale.........................................  9,075   1,886,738
  CHEMICALS
   Air Liquide ("L')........................................  1,232     203,749
   Air Liquide ("L') (Regd).................................  5,624     930,177
   Rhone Poulenc Sa "A'..................................... 22,927   1,293,098
  CONSTRUCTION
   Cie De St Gobain.........................................  6,784   1,257,828
   Imetal...................................................  1,100     151,190
   Lafarge Ords (Br)........................................  6,520     673,996
  CONSUMER DURABLES
   Bic......................................................  4,200     298,708
   Printemps (Av)...........................................  1,250   1,046,141
  DRUGS & MEDICINE
   L'Oreal..................................................  3,828   2,129,259
   Sanofi...................................................  6,945     816,717
  ELECTRONICS
   Alcatel Alsthom (Cge).................................... 14,706   2,994,211
   Csf (Thomson)............................................  6,965     264,959
   Legrand..................................................  1,950     516,041
   Schneider Sa (Ex-SB).....................................  8,816     702,973
  ENERGY & UTILITIES
   Vivendi.................................................. 11,339   2,421,201
   Suez Lyonnaise Eaux......................................  9,904   1,629,909
  FOOD & AGRICULTURE
   Danone (Ex Bsn)..........................................  7,913   2,181,758
   Eridania Beghin Sa.......................................  1,611     355,719
  INSURANCE
   Axa...................................................... 25,512   2,869,348
  INTERNATIONAL OIL
   Elf Aquitaine (Soc Nat).................................. 16,072   2,259,533
   Total B.................................................. 19,129   2,486,821
  LIQUOR & TOBACCO
   Lvmh Moet-Hennessy.......................................  5,822   1,165,165
   Pernod-Ricard............................................  3,864     267,782
  MEDIA
   Canal Plus...............................................  1,584     296,049
   Havas....................................................      2         170
  MOTOR VEHICLES
   Peugeot Sa...............................................  5,723   1,230,543
  MISCELLANEOUS FINANCE
   Dexia France.............................................  1,540     207,336
  NON-FERROUS METALS
   Usinor................................................... 26,950     416,328

                       See Notes to Financial Statements.

    Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

             DESCRIPTION               SHARES  MARKET VALUE
             -----------               ------  ------------
  PRODUCER GOODS
   Michelin (Cgde) Class "B'..........  17,937 $ 1,035,392
   Valeo..............................   3,471     354,791
  RETAIL
   Carrefour..........................   2,579   1,631,596
   Promodes...........................   1,133     627,776
  TELEPHONE
   France Telecom.....................  19,000   1,310,447
  TRAVEL & RECREATION
   Accor..............................   6,191   1,732,571
                                               -----------
                                                42,098,006
                                               -----------
 GERMANY -- 8.38%
  AIR TRANSPORT
   Lufthansa Ag.......................  34,070     855,037
  BANKS
   Bayer Vereinsbank..................  19,240   1,636,169
   Deutsche Bank......................  34,500   2,921,455
   Dresdner Bank......................  30,190   1,627,386
  CHEMICALS
   Basf (Var)...........................36,560   1,731,757
   Bayer (Var)........................  49,770   2,567,036
   Schering...........................   5,640     664,601
  CONSTRUCTION
   Hochtief...........................  11,470     549,660
  DRUGS AND MEDICINE
   Beiersdorf AG Ser "ABC'............   6,200     394,663
  ELECTRONICS
   Siemens AG.........................  35,990   2,189,267
   SAP AG.............................   4,850   2,942,188
   SAP AG N/V Pref....................   4,000   2,719,062
  ENERGY & UTILITIES
   Deutsche Telekom................... 120,250   3,244,357
   Rwe AG.............................  18,460   1,094,284
   Rwe AG N/V Pref....................   9,750     419,161
   Veba...............................  32,400   2,207,825
  INSURANCE
   Allianz (Regd).....................  15,030   4,954,394
   Allianz (RFD 01/01/98)*............     406     132,707
   Munchener Ruckvers Reg Vink........   6,690   3,317,140
  MOTOR VEHICLES
   Daimler-Benz (Var).................  33,979   3,331,950
   Volkswagen (Var)...................   2,968   2,852,844
  RETAIL
   Metro AG...........................  23,091   1,400,785
  PRODUCER GOODS
   Linde..............................     556     389,655
   Mannesmann (Var)...................  28,260   2,866,653
   Man AG Non Vtg Pref (Var)..........   2,900     785,636

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  STEEL
   Preussag Br (Var).......................................   2,594 $   925,487
   Thyssen.................................................   2,466     624,344
   Viag (Var)..............................................   2,023   1,367,321
                                                                    -----------
                                                                     50,712,824
                                                                    -----------
 HONG KONG -- 0.91%
  AIR TRANSPORT
   Cathay Pacific Airways.................................. 127,000      89,326
  BANKS
   Bank of East Asia.......................................   8,716       9,449
   Hang Seng Bank.......................................... 100,800     569,787
  ENERGY & UTILITIES
   CLP Holdings............................................  96,700     440,534
   Hong Kong Electric......................................  20,000      61,947
   Hong Kong & China Gas................................... 285,035     323,712
   Hong Kong & China Gas Warrants 09/30/99*................  12,956         886
  MULTI-INDUSTY & CONGLOMERATES
   Hutchinson Whampoa...................................... 191,000   1,008,172
  MISCELLANEOUS FINANCE
   Guoco Group.............................................   6,000       6,311
   Swire Pacific "A'.......................................  90,500     341,627
   Wharf (Holdings)........................................ 101,000      99,715
   Wing Lung Bank..........................................  53,540     124,374
  REAL PROPERTY
   Cheung Kong (Holdings).................................. 129,000     634,297
   Hopewell Holdings....................................... 217,000      23,244
   Hysan Development.......................................  60,000      49,557
   Hysan Development Warrants 04/30/99*....................   6,000          50
   New World Development Co................................  85,907     166,302
   Sun Hung Kai Properties................................. 110,700     470,026
  TELEPHONE
   Hong Kong Telecomm...................................... 587,896   1,103,930
                                                                    -----------
                                                                      5,523,247
                                                                    -----------
 IRELAND -- 4.62%
  BANKS
   Allied Irish Banks...................................... 471,401   6,805,397
   Bank of Ireland (Dublin Listing)........................ 189,271   3,867,625
  CONSTRUCTION
   CRH..................................................... 413,270   5,862,427
  FOOD & AGRICULTURE
   Greencore Group......................................... 235,322   1,280,117
   Kerry Group "A'......................................... 162,538   2,244,465
  INSURANCE
   Irish Life.............................................. 333,022   3,065,770
  MEDIA
   Independent News (Dublin Listing)....................... 276,452   1,484,578

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES   MARKET VALUE
                       -----------                         ------   ------------
  PAPER & FOREST PRODUCTS
   Smurfit (Jefferson) (Dublin Listing).................. 1,121,051 $ 3,330,639
                                                                    -----------
                                                                     27,941,019
                                                                    -----------
 ITALY -- 0.99%
  BANKS
   BCA Comm Italiana.....................................    80,000     478,411
   Credito Italiano......................................    80,000     418,779
  ENERGY & UTILITIES
   T.I.M. SPA............................................   170,000   1,039,577
   Telecom Italia SPA....................................   110,000     809,738
  INSURANCE
   Assic Generali........................................    26,000     845,433
   INA (Ist Naz Ass).....................................   200,000     568,198
  INTERNATIONAL OIL
   ENI (regd)............................................   116,000     760,260
  MEDIA
   Mediaset..............................................    80,000     510,590
  MISCELLANEOUS FINANCE
   IMI SPA...............................................    36,000     567,073
                                                                    -----------
                                                                      5,998,059
                                                                    -----------
 JAPAN -- 11.33%
  AIR TRANSPORT
   Japan Airlines Co*....................................   110,000     305,941
  BANKS
   Asahi Bank............................................   114,000     501,063
   Bank of Tokyo MITS--Ex Mitsubishi Bank................   156,000   1,651,216
   Dai-Ichi Kangyo Bank..................................   155,000     910,221
   Fuji Bank.............................................   144,000     642,260
   Industrial Bank of Japan..............................   106,000     664,481
   Joyo Bank.............................................    62,000     228,728
   Sakura Bank...........................................   127,000     329,430
   Sumitomo Bank.........................................   150,000   1,459,091
   Tokai Bank............................................    97,000     533,977
  BUSINESS MACHINES
   Canon Inc.............................................    69,000   1,566,091
   Fujitsu...............................................   128,000   1,346,543
   Ricoh.................................................    75,000     789,530
  CHEMICALS
   Asahi Chemical Industries.............................   140,000     504,377
   Dainippon Ink & Chemical..............................    82,000     251,108
   Sekisui Chemical......................................    40,000     204,633
   Shin-Etsu Chemical....................................    32,000     553,374
   Showa Denko Kk*.......................................   131,000     132,147
   Sumitomo Chemical.....................................   135,000     416,327
   Toray Industries Inc..................................   147,000     762,618

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            61
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------- ------------
  CONSTRUCTION
   Daiwa House Industry....................................  60,000  $  529,596
   Obayashi Corp...........................................  35,000     148,287
   Sekisui House........................................... 157,000   1,216,089
   Shimizu Corp............................................  56,000     161,401
   Toto....................................................  40,000     242,966
  CONSUMER DURABLES
   Matsushita Electric Industries.......................... 197,000   3,165,399
   Sanyo Electric Co....................................... 154,000     466,045
   Sharp Corp..............................................  63,000     510,228
  DRUGS & MEDICINE
   Daiichi Pharm Co........................................  82,000   1,081,241
   Sankyo Co...............................................  58,000   1,320,604
   Takeda Chemical Industries..............................  90,000   2,392,910
  ELECTRONICS
   Hitachi................................................. 233,000   1,519,364
   Kyocera.................................................  17,000     830,493
   Mitsubishi Electric Corp................................ 125,000     287,315
   Omron Corp..............................................  36,000     549,915
   Sony....................................................  42,500   3,659,437
   Tokyo Electron..........................................  10,000     306,229
  ENERGY & UTILITIES
   Kansai Electric Power...................................  59,100   1,026,271
   Osaka Gas Co............................................ 271,000     695,147
   Tokyo Electric Power.................................... 102,300   2,004,943
   Tokyo Gas Co............................................ 137,000     305,026
  FOOD & AGRICULTURE
   Ajinomoto Co............................................  74,000     647,837
  INTERNATIONAL OIL
   Japan Energy Corp....................................... 138,000     146,169
   Nippon Oil Co........................................... 120,000     387,362
  MEDIA
   Dai Nippon Printing.....................................  74,000   1,181,035
  MULTI-INDUSTRY
   Itochu Corp............................................. 167,000     360,990
   Marubeni Corp........................................... 208,000     415,146
   Mitsubishi..............................................  78,000     483,337
   Sumitomo Corp...........................................  74,000     355,644
  MISCELLANEOUS FINANCE
   Daiwa Securities........................................ 149,000     640,941
   Mitsubishi Trust & Banking..............................  50,000     424,758
   Nomura Securities....................................... 127,000   1,477,861
   Orix Corp...............................................   7,000     472,601
  MOTOR VEHICLES
   Honda Motor Co..........................................  64,000   2,278,056
   Nissan Motor Co......................................... 131,000     412,487
   Toyota Motor Corp....................................... 186,000   4,811,326

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  NON-FERROUS METALS
   Tostem Corp.............................................  19,000 $   246,150
  PAPER & FOREST PRODUCTS
   Daishowa Paper Manufacturing*...........................  13,000      83,554
   Oji Paper Co............................................  48,000     208,899
  PRODUCER GOODS
   Bridgestone Corp........................................  53,000   1,252,585
   Komatsu.................................................  70,000     339,950
   Kubota Corp............................................. 136,000     313,579
   Mitsubishi Heavy Industries............................. 247,000     932,579
   Denso Corp..............................................  61,000   1,010,916
   Sumitomo Heavy Industries...............................  83,000     189,581
   Toyo Seikan Kaisha......................................  15,000     183,737
  RAILROADS & SHIPPING
   East Japan Railway......................................      38     178,521
   Hankyu Corp.............................................  89,000     364,888
   Mitsui Osk Lines*.......................................  94,000     159,844
   Nagoya Railroad Co......................................  98,000     296,574
   Tokyu Corp.............................................. 148,000     448,953
  REAL PROPERTY
   Mitsubishi Estate....................................... 153,000   1,344,958
  RETAIL
   Ito-Yokado Co...........................................  38,000   1,787,945
   Mycal Corp..............................................  78,000     494,578
   Seven-Elevan Japan Npv..................................  28,000   1,666,462
  STEEL
   Kawasaki Steel Corp..................................... 131,000     235,976
   Nippon Steel Corp....................................... 341,000     599,517
   NKK Corp................................................ 139,000     133,206
   Sumitomo Metal Industries............................... 262,000     420,982
  TELEPHONE
   Nippon Tel & Tel........................................     494   4,093,381
  TRAVEL & RECREATION
   Fuji Photo Film.........................................  24,000     835,249
   Nikon...................................................  13,000      93,483
                                                                    -----------
                                                                     68,583,657
                                                                    -----------
 MEXICO -- 4.42%
  BANKS
   Gpo Financiero Banamex-Ac Series "B'*................... 384,000     727,315
   Gpo Financiero Banamex-Ac Series "L'*................... 109,017     171,787
  CONSTRUCTION
   Cemex Sa Ser "A'........................................ 383,937   1,431,320
   Cemex Sa (CPO).......................................... 191,768     717,046
  FOOD & AGRICULTURE
   Grupo Ind Bimbo Series "A'.............................. 583,777   1,156,375
   Gpo Modelo Sa de C Ser "C' (Mexican).................... 218,200   1,809,018
  LIQUOR & TOBACCO
   Empresas La Modern "A'*................................. 153,500     884,851

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                        SHARES   MARKET VALUE
                     -----------                        ------   ------------
  MEDIA
   Fomento Economico Mexico SA ADR....................    33,420 $ 1,052,730
   Grupo Televisa Ptg Certs Repr 1 A,L,D Shs*.........   125,200   2,357,418
  MISCELLANEOUS FINANCE
   Grupo Financiero Bancomer Series "B'*.............. 2,756,800   1,015,465
  MULTI-INDUSTRY
   Desc Sa de Cv Ser "B'*.............................   309,100   1,584,020
   Apasco Sa Com (Mexican)............................    79,900     416,126
   GPO Mexico Ser "B' (Mexican).......................   203,300     556,550
  MULTI-INDUSTRY & CONGLOMERATES
   Alfa Sa Series "A' (Cpo)............................. 259,601   1,063,129
   GPO Carso Series "A1'..............................   428,900   1,763,609
  NON-FERROUS METALS
   Industrias Penoles.................................   164,000     520,140
  PAPER & FOREST PRODUCTS
   Kimberly Clark Mexico "A'..........................   584,500   2,029,416
  RETAIL
   Cifra Sa De Cv Series "V'*......................... 1,284,860   1,881,671
  TELEPHONE
   Telefonos De Mexico Series "L' (Ltd Vtg)........... 2,340,300   5,586,383
                                                                 -----------
                                                                  26,724,370
                                                                 -----------
 NETHERLANDS -- 5.41%
  AIR TRANSPORT
   KLM................................................    10,016     406,702
  BANKS
   ABN Amro Holding...................................   113,128   2,647,151
  CHEMICALS
   Oce................................................     6,000     255,429
  CHEMICALS
   Akzo Nobel Nv......................................     8,742   1,943,314
  CONSTRUCTION
   Hollandsche Benton.................................    10,000     208,433
  ELECTRONICS
   Philips Electronic.................................    26,861   2,257,979
  FOOD & AGRICULTURE
   Ahold (kon) Nv.....................................    37,630   1,207,950
   Unilever...........................................    57,108   4,531,084
  INSURANCE
   ING Groep Nv Cva...................................    70,584   4,621,811
  INTERNATIONAL OIL
   Royal Dutch Petroleum (Br).........................   147,364   8,171,507
   Royal Dutch Petroleum NY Registry..................    16,800     920,850
  LIQUOR & TOBACCO
   Heineken Nv........................................    19,881     780,884
  MEDIA
   Elsevier Nv........................................    74,349   1,122,058
   Wolters Kluwer Cva.................................     5,473     751,177

                       See Notes to Financial Statements

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  PAPER & FOREST PRODUCTS
   KNP BT (Kon) Nv.........................................   7,455 $   192,402
  STEEL
   Kon Hoogovens Nv Cva....................................   3,715     160,710
  TELEPHONE
   Koninklijke KPN.........................................  39,598   1,524,181
   TNT Post Groep*.........................................  39,598   1,012,228
                                                                    -----------
                                                                     32,715,851
                                                                    -----------
 NORWAY -- 3.02%
  AIR TRANSPORT
   Helicopter Service......................................   6,000      60,989
  BANKS
   Den Norske Bank......................................... 115,000     602,460
   Christiana Bank.........................................  70,000     292,824
  CHEMICALS
   Dyno Industrier.........................................  18,700     333,862
  CONSTRUCTION
   Aker As "B'.............................................  10,500     149,833
  DRUGS & MEDICINE
   Nycomed Amersham........................................ 220,125   1,635,116
  ENERGY & UTILITIES
   Hafslund Ser "A'........................................  49,997     270,394
   Hafslund Ser "B'........................................  30,219     119,324
  FOOD & AGRICULTURE
   Orkla ASA "A'........................................... 103,028   2,396,612
   Orkla ASA "B'...........................................  29,400     618,763
  INSURANCE
   Storebrand Asa "A'*..................................... 159,650   1,414,758
  INTERNATIONAL OIL
   Norsk Hydro As.......................................... 124,670   5,483,275
  MOTOR VEHICLES
   Petroleum Geo Svs.......................................  34,824   1,084,628
  NON-FERROUS METALS
   Elkem Asa...............................................  27,248     326,683
  PAPER & FOREST PRODUCTS
   Norske Skogsindust "A'..................................  16,700     515,785
  PRODUCER GOODS
   Aker Asa Ser "A'........................................  26,100     409,857
   Kvaerner As Series "A'..................................  20,600     697,983
   Kvaerner As Series "B'..................................   7,900     243,994
   Transocean Offshore.....................................   4,000     177,232
  RAILROAD & SHIPPING
   Bergesen Dy As "A'......................................  36,050     685,903
   Bergesen Dy As "B' Non-Voting...........................  15,150     283,315
   Bona Shipholding........................................   1,025       7,347
   Leif Hoegh & Co.........................................  18,447     269,245
   Unitor As...............................................  11,600     170,821
                                                                    -----------
                                                                     18,251,002
                                                                    -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            65
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES   MARKET VALUE
                       -----------                         ------   ------------
 SINGAPORE -- 1.52%
  AIR TRANSPORT
   Singapore Airlines (Alien Market).....................   329,000  $1,538,401
  BANKS
   Dev Bank Singapore (Alien Market).....................   244,725   1,354,368
   Overseas Chinese Bank (Alien Market)..................   229,299     780,399
   United Overseas Bank (Alien Market)...................   264,404     821,626
  ELECTRONICS
   Creative Technology*..................................    15,000     182,009
   Elec & Eltek Intl Co Ltd..............................    40,000     135,200
  ENERGY & UTILITIES
   Singapore Telecom..................................... 1,348,000   1,914,908
  LIQUOR & TOBACCO
   Fraser & Neave........................................    87,400     234,863
   Straits Trading Co....................................   127,000      74,795
  MOTOR VEHICLES
   Cycle & Carriage......................................   102,000     248,739
  MULTI-INDUSTRY & CONGLOMERATES
   Singapore Tech Ind....................................   160,000     118,380
  PRODUCER GOODS
   Keppel Corp...........................................   350,750     527,325
  REAL PROPERTY
   City Developments.....................................   330,600     923,616
   DBS Land..............................................   328,000     271,799
   Keppel Land Ltd.......................................   114,000     104,588
                                                                     ----------
                                                                      9,231,015
                                                                     ----------
 SPAIN -- 6.53%
  BANKS
   Argentaria Corp Bc....................................    88,532   1,989,353
   Banco Bilbao Vizcaya (Regd)...........................   123,510   6,349,360
   Banco Central Hispan (Regd)...........................    68,251   2,148,865
   Banco Santander (Regd)................................   171,654   4,400,953
  CONSTRUCTION
   Fomento Const Y Contra................................    15,656     808,929
  ENERGY & UTILITIES
   Endesa Sa (Regd)......................................   181,632   3,980,504
   Gas Natural Sdg Sa....................................    25,444   1,841,528
   Iberdrola Sa..........................................   138,600   2,254,321
   Union Electrical Fenosa...............................    64,228     828,599
  INSURANCE
   Corporation Mapfre....................................    16,992     597,145
  INTERNATIONAL OIL
   Repsol Sa.............................................    52,224   2,882,571
  LIQUOR & TOBACCO
   Tabacalera Sa Series "A' (Regd).......................    37,445     768,027
  NON-FERROUS METALS
   Acerinox Sa (Regd)....................................     2,627     350,404

                       See Notes to Financial Statements.

    Pegasus Funds
 66

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  PRODUCER GOODS
   Zardoya-Otis............................................  22,660 $   674,960
   Zardoya-Otis New (B/R 07/29/98)*........................  22,660     112,197
  RAILROADS & SHIPPING
   Autopistas Cesa.........................................  52,811     819,297
   Autopistas Cesa New (B/R 07/10/98)*.....................  52,811      40,361
  REAL PROPERTY
   Vallehermoso Sa.........................................   9,664     356,032
  TELEPHONE
   Telefonica De Espana.................................... 179,128   8,295,887
                                                                    -----------
                                                                     39,499,292
                                                                    -----------
 SWEDEN -- 1.47%
  APPAREL
   Hennes & Mauritz Ser "B'................................  14,000     893,548
  BANKS
   Svenska Handelsbkn Ser "A'..............................  29,000   1,345,463
   Svenska Hankelsbkn (B/R into Balder 06/17/98)*..........  29,000      29,091
  DRUGS & MEDICINE
   Astra AB Ser "A'........................................  75,000   1,532,926
  ELECTRONICS
   Ericsson (LM) Tel....................................... 100,000   2,921,650
  MOTOR VEHICLES
   Volvo (AB)..............................................  18,000     536,054
  PAPER & FOREST PRODUCTS
   Mo Och Domsjo AB Ser "B'................................   5,000     142,948
   Stora Kopparbergs Ser "A'...............................  50,000     786,839
  RAILROADS & SHIPPING
   ABB Ser "A'.............................................  51,000     722,638
                                                                    -----------
                                                                      8,911,156
                                                                    -----------
 SWITZERLAND -- 4.11%
  BANKS
   Credit Suisse Group (Regd)..............................   9,524   2,119,150
   UBS AG (Regd)...........................................  10,807   4,018,539
  CONSTRUCTION
   Holderbank Fn Glarus (Br)...............................     558     710,003
  CONSUMER DURABLES
   Smh Ag Neuenburg (Regd).................................     725     120,928
   Swatch Group (Br).......................................     165     127,491
  DRUGS & MEDICINE
   Roche Holdings AG Genusscheine Npv......................     483   4,743,033
   Novartis Ag (Regd)......................................   2,171   3,612,582
   Novartis Ag (Br)........................................     970   1,615,376
  ELECTRONICS
   Abb (Br)................................................     550     812,230
  FOOD & AGRICULTURE
   Nestle Sa (Regd)........................................   1,874   4,010,390

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            67
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                        DESCRIPTION                         SHARES  MARKET VALUE
                        -----------                         ------  ------------
  INSURANCE
   Schw Ruckversicher (Regd)...............................      30 $    75,870
   Zurich Versicherun (Regd)...............................   4,094   2,612,713
  NON-FERROUS METALS
   Alusuisse-Lonza Holdings (Regd).........................     248     314,576
                                                                    -----------
                                                                     24,892,882
                                                                    -----------
 THAILAND -- 0.00%
  BANKS
   Siam Commercial Bank Wts (expire 12/31/02)*.............  27,833       1,746
                                                                    -----------
 UNITED KINGDOM -- 15.31%
  AIR TRANSPORT
   British Airways.........................................  83,582     900,193
  AEROSPACE
   British Aerospace.......................................  83,601     641,647
  BANKS
   Abbey National..........................................  71,613   1,276,115
   Barclays................................................ 115,565   3,337,722
   Hsbc Holdings (UK Regd).................................  86,894   2,110,950
   Hsbc Holdings (UK Regd)................................. 162,331   4,119,622
   LLoyds Bank............................................. 364,360   5,088,419
  CHEMICALS
   Boc Group...............................................  40,408     551,502
   Imperial Chemical Industries............................  77,314   1,246,126
  CONSTRUCTION
   English China Clay......................................  44,238     152,789
   Hanson..................................................  69,197     419,969
   Rmc Group...............................................  26,670     463,234
   Taylor Woodrow.......................................... 109,591     367,534
  DRUGS & MEDICINE
   Glaxo Welcome Ord....................................... 210,829   6,345,906
   Smithkline Beecham...................................... 348,700   4,244,280
   Zeneca Group............................................  57,538   2,472,058
  ELECTRONICS
   General Electric Co..................................... 227,008   1,956,312
  ENERGY & UTILITIES
   BG...................................................... 284,572   1,647,587
   Centrica*............................................... 254,516     431,030
   National Power..........................................  78,850     742,006
   Scottish Power..........................................  22,356     197,322
   Thames Water............................................  63,355   1,156,445
  FOOD & AGRICULTURE
   Associated British Foods................................  66,299     623,897
   Cadbury Schweppes.......................................  54,993     851,495
   Kingfisher..............................................  48,396     784,071
   Sainsbury (J)........................................... 127,180   1,128,904
   Tesco................................................... 158,205   1,542,878
   Unilever Ord............................................ 229,704   2,466,288

                       See Notes to Financial Statements.

    Pegasus Funds
 68

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                       DESCRIPTION                         SHARES  MARKET VALUE
                       -----------                         ------  ------------
  INSURANCE
   Prudential Corp........................................ 197,160 $  2,598,799
   Royal & Sun Alliance................................... 147,158    1,501,437
  INTERNATIONAL OIL
   British Petroleum...................................... 398,706    5,804,234
  LIQUOR & TOBACCO
   BAT Industries......................................... 218,340    2,180,340
   Bass...................................................  67,253    1,256,772
   Diageo Ord............................................. 343,423    4,088,369
   Imperial Tobacco.......................................  31,370      230,562
   Safeway................................................ 152,821    1,004,630
  MEDIA
   British Sky Broadcasting...............................  94,124      678,046
   Carlton Communications.................................  56,450      503,429
   Reed International.....................................  40,000      361,398
   Reuters Holdings....................................... 150,644    1,724,260
  PRODUCER GOODS
   Btr.................................................... 258,291      733,708
   Rio Tinto..............................................  95,719    1,078,823
   Rolls Royce............................................ 125,264      517,806
   Smiths Industries......................................  42,710      597,173
  REAL PROPERTY
   Mepc................................................... 124,143    1,095,733
  RETAIL
   Argos..................................................  30,245      315,399
   Boots Co...............................................  62,274    1,035,926
   Great Univ Stores......................................  68,436      902,637
   Marks & Spencer........................................ 211,891    1,933,867
   Sears.................................................. 237,891      211,361
  STEEL
   British Steel.......................................... 232,983      515,071
  TELEPHONE
   British Telecom........................................ 428,698    5,275,216
   Cable & Wireless....................................... 179,538    2,185,287
   Vodafone Group......................................... 280,189    3,557,644
  TRAVEL & RECREATION
   Emi Group..............................................  51,062      447,711
   Granada................................................  80,310    1,479,331
   Ladbroke Group......................................... 199,568    1,101,330
   Rank Group.............................................  89,318      486,201
   Thorn..................................................   4,052       15,550
                                                                   ------------
                                                                     92,684,351
                                                                   ------------
 TOTAL COMMON STOCKS......................................          573,929,581
                                                                   ------------
  (Cost $442,527,736)
 TOTAL INVESTMENTS........................................         $605,266,393
                                                                   ============
  (Cost $473,864,548)

* Non-income producing security.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------
                         NOTES TO PORTFOLIO INVESTMENTS

 (A) FORWARD FOREIGN CURRENCY CONTRACTS
 As of June 30, 1998, the Fund had entered into two forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates.

 Outstanding contracts as of June 30, 1998 are as follows:

                                   U.S.                    U.S.
                                  DOLLAR                  DOLLAR
                                 VALUE AS                VALUE AS   UNREALIZED
                   CURRENCY TO   OF JUN.   CURRENCY TO   OF JUN.   APPRECIATION
 SETTLEMENT DATE   BE RECEIVED   30, 1998  BE DELIVERED  30, 1998   AT 6/30/98
-------------------------------------------------------------------------------
July 3, 1998..... 5,470,341,944 $3,077,461    3,066,507 $3,066,507   $10,954
                  Italian lira             U.S. Dollars
July 31, 1998....    12,689,292 $2,098,781    2,094,738 $2,094,738   $ 4,043
                  French Franc             U.S. Dollars

 (B) FINANCIAL FUTURES CONTRACTS
 Outstanding contracts as of June 30, 1998 are as follows:

                                                        MARKET
                                                         VALUE     UNREALIZED
                             NUMBER OF   EXPIRATION   COVERED BY  APPRECIATION
            TYPE             CONTRACTS      DATE       CONTRACTS   AT 6/30/98
------------------------------------------------------------------------------
Financial Futures purchased
 long:
 Japanese Yen - TOPIX*......    175    Sept. 15, 1998 $15,440,248   $292,719

* Exchange traded local currency denominated futures contracts.

    Pegasus Funds
 70

PEGASUS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
TEMPORARY CASH INVESTMENT -- 2.44%
 Pegasus Cash Management Fund Class I (in shares).....  14,367,674 $ 14,367,674
                                                                   ------------
 (Cost $14,367,674)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 77.85%
 U.S. Treasury Securities -- 39.87%
  Strips from U.S. Treasury Securities due:
   11/15/98........................................... $ 7,600,000    7,453,624
   2/15/99............................................   7,660,000    7,408,675
   2/15/01............................................   3,300,000    2,859,846
   8/15/01............................................   2,250,000    1,895,693
   8/15/08............................................   5,350,000    3,045,006
   11/15/10...........................................   5,000,000    2,494,500
   11/15/11...........................................   2,250,000    1,057,725
   2/15/13............................................   1,000,000      437,090
  U.S. Treasury Bonds:
   10.375% 11/15/09...................................   2,700,000    3,378,378
   12.75%, 11/15/10...................................  39,926,000   56,863,408
   10.375%, 11/15/12..................................  14,045,000   18,807,098
   12.50%, 8/15/14....................................   1,000,000    1,557,500
  U.S. Treasury Notes:
   7.00%, 4/15/99.....................................   1,000,000    1,011,250
   9.125%, 5/15/99....................................   8,700,000    8,963,697
   6.875%, 7/31/99....................................   8,000,000    8,111,280
   7.75%, 11/30/99....................................  31,000,000   31,925,040
   7.75%, 1/31/00.....................................   3,000,000    3,099,360
   7.125%, 2/29/00....................................  35,900,000   36,797,500
   6.25%, 5/31/00.....................................   2,900,000    2,938,048
   8.75%, 8/15/00.....................................  21,350,000   22,711,063
   8.00%, 5/15/01.....................................   2,500,000    2,661,725
   6.625%, 3/31/02....................................     360,000      372,881
   7.25%, 5/15/04.....................................   1,000,000    1,085,000
   7.25%, 8/15/04.....................................     340,000      369,910
   7.875%, 11/15/04...................................     385,000      432,401
   6.875%, 5/15/06....................................     600,000      649,686
   6.50%, 10/15/06....................................     350,000      371,655
   3.625%, 7/15/02 Inflation Protection Series........   4,664,248    4,613,221
   3.375%, 1/15/07 Inflation Protection Series........   1,223,628    1,185,010
                                                                   ------------
 (Cost $230,005,305)                                                234,557,268
                                                                   ------------
 Agency Obligations -- 37.98%
  Federal Home Loan Mortgage Corp. Participation Ctf.:
   #170269,12.00%, 8/1/15.............................     826,959      933,546
   #252600, 7.50%, 9/1/08.............................     170,741      173,563
   #252601, 8.00%, 6/1/01.............................     145,334      147,514
   #555238, 12.00%, 7/1/19............................     362,131      408,821
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series 11 Class D, 9.50%, 7/15/19..................   1,300,000    1,402,285
   Series 23 Class E, 9.40%, 8/15/19..................     123,681      124,876

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                     -----------                       -----------  ------------
   Series 24-Z 6025, 11/25/23......................... $    800,000 $    789,496
   Series G-29 Class SD, IF, IO, 4/25/24..............    7,666,402      258,917
   Series 41 Class I, HB, 84.00%, 5/15/20.............       53,830      169,360
   Series 46 Class B, 7.80%, 9/15/20..................    1,186,109    1,225,234
   Series 47 Class F, 10.00%, 6/15/20.................      485,116      521,536
   Series 99 Class Z, 9.50%, 1/15/21..................    1,146,693    1,232,706
   Series 204 Class E, HB, IF, 5/15/23................        6,315      146,384
   Series 1072 Class A, HB, 1008.50%, 5/15/06.........       11,903      241,494
   Series 1079 Class S, IF, 5/15/21...................      557,241      656,536
   Series 1084 Class F, AR, 5/15/21...................      399,036      406,831
   Series 1084 Class S, IF, 5/15/21...................      279,325      370,184
   Series 1098 Class M, HB, 1008%, 6/15/06............        1,819       37,130
   Series 1144 Class KB, 8.50%, 9/15/21...............    2,250,000    2,350,505
   Series 1172 Class L, HB, 1167.776%, 11/15/21.......       10,847      296,461
   Series 1196 Class B, HB, IF, 1/15/22...............       31,616      431,931
   Series 1250 Class J, 7.00%, 5/15/22................    1,100,000    1,117,370
   Series 1295 Class JB, 4.50%, 3/15/07...............    1,500,000    1,426,226
   Series 1298 Class L, HB, 981.86%, 6/15/07..........        6,000      171,842
   Series 1329 Class S, IO, IF, 8/15/99...............    2,317,734       65,627
   Series 1347 Class BH, 7.75%, 12/15/21..............    1,000,000    1,041,986
   Series 1389 Class SA, IF, 10/15/07.................      403,027      373,718
   Series 1414 Class LB, IF, 11/15/07.................      919,631      925,445
   Series 1418 Class B, 6.50%, 11/15/19...............    1,250,000    1,255,666
   Series 1446 Class G, 7.15%, 2/15/20................    4,500,000    4,604,121
   Series 1450 Class F, 12/15/07......................      583,450      582,837
   Series 1465 Class SA, IO, IF, 2/15/08..............   11,500,551      475,893
   Series 1470 Class F, AR, 2/15/23...................      677,147      672,247
   Series 1483 Class FB, AR, 12/15/22.................    2,491,196    2,514,575
   Series 1484 Class O, 6.00%, 4/15/23................      729,392      718,085
   Series 1487 Class IB, AR, 3/15/23..................      767,498      742,587
   Series 1489 Class L, 5.50%, 4/15/08................      459,855      454,973
   Series 1506 Class F, AR, 5/15/08...................    1,334,891    1,347,354
   Series 1506 Class SD, IO, IF, 5/15/08..............    7,062,786      361,841
   Series 1506 Class S, IF, 5/15/08...................      228,015      226,627
   Series 1513 Class TA, AR, 5/15/08..................    1,447,246    1,438,931
   Series 1531 Class K, 6.00%, 4/15/08................      873,515      858,930
   Series 1543 Class KC, AR, 9/15/22..................      523,301      517,747
   Series 1565 Class K, 8/15/08.......................      828,061      719,351
   Series 1583 Class NS, IF, 9/15/23..................      866,804      812,269
   Series 1586 Class A, 6.00%, 9/15/08................    1,048,010    1,043,695
   Series 1589 Class Z, 6.25%, 9/15/23................    6,723,054    6,413,081
   Series 1595 Class S, IO, IF, 10/15/13..............   12,156,719      504,686
   Series 1600 Class SC, AR, 10/15/08.................      850,000      914,906
   Series 1603 Class IF, AR, 1/15/23..................    3,000,000    3,063,537
   Series 1619 Class CS, AR, 11/15/23.................    1,111,862    1,136,727
   Series 1628 Class S, IF, 12/15/23..................    2,500,000    1,960,333
   Series 1635 Class O, AR, 12/15/08..................    2,207,874    2,228,517
   Series 1640 Class A, 5.50%, 10/15/07...............    1,214,368    1,199,234

                       See Notes to Financial Statements.

    Pegasus Funds
 72

PEGASUS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
   Series 1646 Class MB, AR, 10/15/22................ $  2,238,038 $  2,222,309
   Series 1646 Class MD, AR, 10/15/22................      952,357      976,285
   Series 1647 Class FB, AR, 12/15/08................      603,612      598,988
   Series 1647 Class SB, IF, 12/15/08................    1,126,742    1,124,088
   Series 1655 Class F, AR, 12/15/08.................    1,798,061    1,831,426
   Series 1655 Class SA, IF, 12/15/08................      217,052      199,690
   Series 1666 Class E, 6.00%, 12/15/19..............      250,000      250,127
   Series 1685 Class Z, 6.00%, 11/25/23..............      518,436      484,228
   Series 1689 Class SD, IF, 10/15/23................    1,500,000    1,543,029
   Series 1694 Class SE, IF, 5/15/23.................    1,148,804    1,139,623
   Series 1700 Class GA, PO, 2/15/24.................    2,274,398    1,547,644
   Series 1709 Class C, 5.50%, 12/15/19..............    1,618,411    1,605,614
   Series 1796-A, Class S, IF, 2/15/09...............    1,391,843    1,300,462
   Series 1807 Class G, 9.00%, 1/1/06................      814,729      864,571
   Series 1849 Class A, PO, 12/15/08.................    1,000,000      681,115
   Series 1854 Class SE, IO, IF, 12/15/23............    2,500,000      526,650
   Series 1859 Class SB, IO, AR, 10/15/23............    6,340,714    1,091,212
   Series 1900 Class FA, AR, 3/15/09.................    3,000,000    3,020,916
   Series 1900 Class I, PO, 10/15/08.................      897,672      715,310
   Series 1927 Class F, AR, 10/15/23.................    2,491,846    2,507,438
   Series 1956 Class A, 7.00%, 12/20/21..............    1,295,574    1,306,190
   Series 1967, P/O, 10/15/08........................    3,500,000    2,851,016
   Series 1993 Class SJ, IF, IO, 3/15/12.............    5,610,339      461,349
   Series 2002 Class A, PO, 11/15/22.................    3,500,000    2,505,678
   Series 2017 Class SE, AR, 12/15/08................      889,650      826,082
   Series 2023 Class PN, IO, 7.00%, 3/15/28..........    7,920,795    1,962,686
  Federal Housing Administration Project #07335307,
   7.43%, 1/1/22.....................................      966,177      984,293
  Federal Housing Administration Greystone 1996-2,
   7.43%, 11/1/22....................................    1,897,084    1,944,511
  Federal National Mortgage Assn. Mortgage Backed
   Securities Stripped Trust 50, Class 2, IO, 10.50%,
   3/25/19...........................................      152,848       42,254
  Federal National Mortgage Assn. Pass Thru
   Securities:
  Guaranteed Remic Trust:
   1988 Class 7-Z, 9.25%, 4/25/18....................      436,689      460,100
   1988 Class 17-B, 9.40%, 10/25/17..................       19,388       19,539
   1989 Class 26-D, 10.00%, 5/25/04..................      443,686      463,359
   1989 Class 70-G, 8.00%, 10/25/19..................    2,000,000    2,087,594
   1989 Class 73-C, PO, 10/25/19.....................      151,308      140,246
   1989 Class 78-H, 9.40%, 11/25/19..................    1,750,000    1,905,953
   1989 Class 83, 8.50%, 11/25/19....................    1,216,450    1,264,712
   1989 Class 89-H, 9.00%, 11/25/19..................    1,388,757    1,455,122
   1990 Class 1-D, 8.80%, 1/25/20....................      613,968      649,479
   1990 Class 60-K, 5.50%, 6/25/20...................      878,475      848,006
   1990 Class 63-H, 9.50%, 6/25/20...................      755,000      805,723
   1990 Class 93-G, 5.50%, 8/25/20...................      856,654      838,439
   1990 Class 94-H, HB, 5.05%, 8/25/20...............       13,489      187,235
   1990 Class 95-J, HB, 1118.04%, 8/25/20............        6,535      225,060
   1990 Class 102-J, 6.50%, 8/25/20..................    3,040,770    3,048,630
   1990 Class 120-H, 9.00%, 10/25/20.................    1,000,000    1,093,625
   1990 Class 134-SC, IF, 11/25/20...................      375,799      437,603

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            73
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
   1990 Class 140-K, HB, 652.145%, 12/25/20.......... $     13,307 $    341,248
   1991 Class 4-N, HB, 758.75%, 1/25/06..............        1,845       28,345
   1991 Class 7-K, HB, 908.50%, 2/25/21..............        1,039       25,533
   1991 Class 20-M, HB, 908.75%, 3/25/06.............          989       17,373
   1991 Class 33-J, HB, 1008.25%, 4/25/06............        2,283       46,611
   1991 Class 161-H, 7.50%, 2/25/21..................      165,334      165,940
   1992 Class 13-S, HB, IF, 1/25/99..................        3,933       12,263
   1992 Class 27-G, AR, 5/25/22......................      219,525      335,873
   1992 Class 42-Z, 7.00%, 7/25/22...................      755,645      769,107
   1992 Class 66-HB, 4.00%, 6/25/20..................    1,000,000      940,643
   1992 Class 66-JB, 5.00%, 11/25/21.................    2,800,000    2,560,074
   1992 Class 85S, IF, 06/25/99......................      591,003      617,186
   1992 Class 137-BA, 3.50%, 1/25/17.................      246,065      244,248
   1992 Class 142, 5.50%, 9/25/22....................      700,000      650,827
   1992 Class 199-S, IO, IF, 11/25/99................    4,693,283      140,883
   1992 Class 204-B, 6.00%, 10/25/20.................    2,000,000    1,990,046
   1992 Class 206-FA, IF, 6/25/18....................    1,250,000    1,204,115
   1992 Class 210-D, 7.20%, 1/25/15..................    1,634,000    1,650,613
   1993 Class 3-B, 3.00%, 9/25/23....................    2,035,387    1,811,751
   1993 Class 5-Z, 6.50%, 2/25/23....................      989,116      977,776
   1993 Class 8-PG, 6.50%, 7/25/18...................    1,000,000    1,001,603
   1993 Class 8-SB, IO, IF, 8/25/06..................    5,979,889      234,005
   1993 Class 10-G, 5.00%, 4/25/20...................    1,868,560    1,853,543
   1993 Class 12-C, PO, 2/25/23......................    2,745,101    2,560,946
   1993 Class 12-S, IO, 6.25%, 2/25/23...............    2,334,671      116,974
   1993 Class 12-SB, HB, IF, 2/25/23.................       25,750      185,532
   1993 Class 13-G, 6.00%, 6/25/20...................    1,000,000      996,603
   1993 Class 19-G, 5.00%, 5/25/19...................    3,530,000    3,445,262
   1993 Class 19-K, 6.50%, 6/25/19...................    1,522,098    1,523,670
   1993 Class 22-SA, AR, 9/25/09.....................      745,279      749,015
   1993 Class 27-SE, AR, 8/25/23.....................    1,535,674    1,146,556
   1993 Class 38-S, IO, IF, 5.52%, 11/25/22..........    2,727,951       20,061
   1993 Class 55-FA, IF, 5/25/08.....................    6,750,000    6,861,058
   1993 Class 58-J, 5.50%, 4/25/23...................      378,904      374,019
   1993 Class 94-K, 6.75%, 5/25/23...................      242,420      242,758
   1993 Class 113-S, IO, IF, 7/25/23.................    4,877,833      247,896
   1993 Class 139-S, IF, 8/25/23.....................    2,597,473    2,305,159
   1993 Class 152-D, PO, 8/25/23.....................      672,342      654,740
   1993 Class 155-LA, 6.50%, 5/25/23.................      500,115      501,354
   1993 Class 155-SB, IO, IF, 9/25/23................    4,259,100      222,219
   1993 Class 156-SD, IF, 10/25/19...................    1,000,000      896,228
   1993 Class 156-FA, AR, 5/25/16....................    2,093,870    2,097,639
   1993 Class 170-FA, AR, 9/25/08....................      556,580      550,206
   1993 Class 174-SB, IF, 11/25/07...................    1,394,135    1,393,788
   1993 Class 187-FE, AR, 11/25/16...................    1,180,000    1,168,638
   1993 Class 207-SC, IF, 11/25/23...................    2,206,384    1,955,207
   1993 Class 209-KB, 5.659%, 8/25/08................    2,935,043    2,858,853
   1993 Class 214-L, 6.00%, 12/25/08.................      969,962      954,601
   1993 Class 220-SD, IF, 11/25/13...................    1,242,669    1,110,208

                       See Notes to Financial Statements.

    Pegasus Funds
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

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                     -----------                       -----------  ------------
   1993 Class 223-FB, AR, 12/25/23.................... $    721,333 $    716,345
   1993 Class 223-SB, IF, 12/25/23....................      651,339      645,574
   1994 Class 12SB, IF, 1/25/09.......................    1,741,786    1,703,162
   1994 Class 13-ZB, 7.00%, 11/17/24..................    2,825,151    2,821,620
   1994 Class 19-C, 5.00%, 1/25/24....................    1,335,835    1,306,900
   1994 Class 26-G, PO, 2/25/24.......................    2,199,391    1,866,720
   1994 Class 30-LA, 6.50%, 2/25/09...................      801,696      804,695
   1994 Class 36-SG, IO, IF, 8/25/23..................    3,480,275      202,771
   1994 Class 39-F, AR, 3/25/24.......................      862,835      865,139
   1994 Class 39-S, IF, 3/25/24.......................      331,860      330,857
   1994 Class 41, AR, 3/25/24.........................      375,159      372,697
   1994 Class 82-SA, IO, IF, 5/25/23..................   12,033,587      386,290
   1995 Class 13-B, 6.50%, 3/25/09....................    2,089,861    2,099,011
   1996 Class 20-L, PO, 9/25/08.......................    1,655,000    1,231,151
   1996 Class 24-K, PO, 2/25/08.......................    1,900,000    1,575,180
   1996 Class 27-FA, AR, 3/25/17......................    1,833,238    1,848,073
   1996 Class 39, PO, 9/25/08.........................    1,750,000    1,256,570
   1996 Class 46-A, 5.00%, 2/25/09....................    1,089,810    1,068,733
   1996 Class 46-PE, PO, 9/25/06......................    1,414,752    1,224,499
   1996 Class 69-FA, AR, 10/18/23.....................      557,732      559,855
   1997 Class 20, IO, IF, 3/25/27.....................   14,361,792      763,114
   1997 Class 29PL, IO, 7.50%, 8/18/26................    1,700,000      553,974
   1997 Class 32C, PO, 10/25/21.......................    1,800,000    1,610,017
   1997 Class 50FD6, 8.75%, 4/18/27...................      701,035      702,041
   1997 Class 59-FA, 6.75%, 3/25/25...................    4,108,677    4,113,809
   1997 Class 70, PO, 9/25/22.........................    2,000,000    1,427,762
   1997 Class 81-PI, IO, 7.00%, 12/18/27..............   10,030,256    2,621,748
   1997 Class 97-85L, IO, 6.50%, 12/25/20.............    5,255,205      661,473
   1997 Class MI, A, IF, 1/17/03......................    1,881,872    1,903,481
   1997-M4 Class A, AR, 3/17/04.......................    6,097,198    6,188,656
   Series G-22 Class G, 6.00%,12/25/16................    1,234,668    1,220,353
   Series X-188A, Class F, AR, 2/25/08................    2,487,762    2,521,471
   Series X-G1C, Class C, 8.80%, 1/25/25..............      900,621    1,025,726
   Series 215PM, 7.875%, 11/25/21.....................    1,200,000    1,278,577
   Series X, Class VO, IF, 12/25/22...................    2,000,000    2,043,598
  Federal National Mortgage Assn. Pass Thru Pool:
   #111366, AR, 8/1/19................................      343,978      358,988
   #116612, AR, 3/1/19................................    1,017,152    1,051,144
   #160330, 6.345%, 3/1/99............................    2,294,388    2,294,817
   #303306, 12.50%, 1/1/16............................      740,960      864,054
   #303532, AR, 3/1/29................................    1,826,955    1,839,885
   #411183, 8.50%, 11/1/26............................      891,683      945,636
   #54844, AR, 9/01/27................................    1,637,684    1,649,103
  Government National Mortgage Assn. Pass Thru Pool:
   #297628, 8.00%, 9/15/22............................    1,491,180    1,553,865
   #313110, 7.50%, 11/15/22...........................    1,324,546    1,366,174
                                                                    ------------
 (Cost $214,166,528)                                                 223,465,578
                                                                    ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS..........               458,022,846
                                                                    ------------
 (Cost $444,171,833)

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            75
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
ASSET BACKED -- 16.14%
  Advanta Mortgage Loan Trust Asset Backed
   Certificate:
   1994 Series, Class A2, 7.60%, 7/25/10............. $     36,926 $     36,871
  Arcadia Automobile Receivables Trust Asset Backed
   Pass Thru Ctfs:
   1997 Series B, Class A3, 6.30%, 7/16/01...........    2,000,000    2,008,666
   1997 Series C, Class A2, 6.05%, 11/15/00..........      781,280      782,907
   1998 Series A, Class AY, 6.00%, 11/15/03..........    2,000,000    2,001,356
   1998 Series B, Class A3, 5.95%, 11/15/02..........    2,400,000    2,400,751
   1998 Series B, Class A4, 6.00%, 11/15/03..........    3,000,000    3,001,992
  Case Equipment Loan Trust Asset Backed Ctf. :
   1994 Series C, Class A2, 8.10%, 6/15/01...........      644,956      647,375
   1995 Series B, Class A3, 6.15%, 9/15/02...........      960,462      964,067
   1996 Series A, Class A2, 5.50%, 2/15/03...........    4,030,963    4,024,634
  Chase Manhattan Grantor Trust Automobile Loan Pass
   Thru Ctfs.:
   Series 1995-B, Class A, 5.90%, 11/15/01...........      294,215      294,577
  Chemical Master Credit Card Asset Backed
   Certificate:
   Series 1995, Class A, 6.23%, 8/15/02..............      250,000      254,339
  Chevy Chase Auto Receivable Trust Asset Backed Pass
   Thru Ctf.:
   Series 1997-4, Class A, 6.25%, 6/15/04............    1,253,872    1,257,876
  Collaterized Mortgage Obligation Trust CMO:
   Series 12, Class D, 9.50%, 2/1/17.................      231,376      234,070
   Series 16, Class Q, IF, 3/20/18...................      151,716      161,850
  Collaterized Mortgage Securities Corp. CMO:
   Series 88-2 Class B, 8.80%, 4/20/19...............      307,736      323,129
  CPS Auto Trust Asset Backed Pass Thru Ctf.:
   Series 1997-4, Class A1, 6.07%, 3/15/03...........    2,291,240    2,293,659
  First USA Credit Card Master Trust Asset Backed
   Pass Thru Ctf.:
   Series 1995-1, Class A, AR, 10/15/01..............    2,000,000    2,001,786
  Ford Credit Auto Owner Trust Asset Backed Pass Thru
   Ctf.:
   Series 1997-B, Class A2, 5.95%, 1/15/00...........    1,700,000    1,702,385
  Green Tree Financial Corp. Loan Trust Asset Backed
   Ctf.:
   Series 1993-4, Class A2, 5.85%, 1/15/19...........    1,100,530    1,101,183
   Series 1994-B, Class A2, 7.30%, 11/15/19..........       60,976       61,038
   Series 1994-B1, Class A1, 7.15%, 7/15/14..........       78,928       80,311
  MBNA Master Credit Card Trust Asset Backed Ctf.:
   Series 1994-C, Class A, AR, 3/15/04...............      345,000      347,000
  Merrill Lynch Home Equity Loan Asset Backed Pass
   Thru Ctf.:
   Series 1992-1, Class A, AR, 7/15/22...............      817,673      818,788
  Merrill Lynch MBS Inc. Project Pass Thru Ctf.:
   Series 144-S, 7.43%, 7/25/24......................      533,826      544,503
  Merrill Lynch Trust 43-E CMO,:
   Series 43, Class E, 6.50%, 8/27/15................    1,700,000    1,698,820
  Morgan Stanley Mortgage Trust, CMO:
   Series 35-2, HB, IF, 4/20/21......................        2,045      315,407
   Series 37-2, HB, IF, 7/20/21......................        1,992      428,327
   Series 39-3, PO, 12/20/21.........................      381,971      315,909
  National Rural Utilities Collateral Trust, 7.30%,
   9/15/06...........................................      175,000      187,516
  Navistar Financial Corp. Owner Trust Asset Backed
   Pass Thru Ctf.:
   Series 1995-A, Class A2, 6.55%, 11/20/01..........      577,741      579,185

                       See Notes to Financial Statements.

    Pegasus Funds
 76

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
  Newcourt Receivables Trust Asset Backed Pass Thru
   Ctf.:
   Series 1997-1, Class A2, 6.04%, 6/20/00........... $  2,000,000 $  2,004,286
  Olympic Automobile Receivables Trust Asset Backed
   Pass Thru Ctf.:
   Series 1995-E, Class 4, 5.85%, 3/15/01............    3,119,614    3,122,712
   Series 1995-B, Class A2, 7.35%, 10/15/01..........      576,698      581,700
   Series 1995-C, Class A2, 6.20%, 1/15/02...........    3,238,757    3,248,807
   Series 1996-C, Class A4, 6.80%, 3/15/02...........    4,500,000    4,560,224
   Series 1996-C, Class A5, 7.00%, 3/15/04...........    2,650,000    2,722,199
  Onyx Acceptance Grantor Trust Auto Loan Pass Thru
   Ctf.:
   Series 1996-1, Class A, 5.40%, 5/15/01............    1,962,007    1,956,474
   Series 1997-1, Class A, 6.55%, 9/15/03............    1,611,807    1,625,394
  Rural Housing Trust 1987-1, Senior Mortgage Pass
   Thru Ctf.:
   Sub Class 3-B, 7.33%, 4/1/26......................      342,235      350,486
  Sears Credit Account Master Trust Asset Backed
   Ctf.:
   Series 1998-1A, 5.80%, 8/15/05....................    1,000,000      997,500
   Series 1995-3, Class A, 7.00%, 10/15/04...........      300,000      306,613
  Standard Credit Card Master Trust Asset Backed
   Ctf.:
   Series 1991-6, Class A, 7.875%, 1/7/00............    1,000,000    1,007,693
   Series 1995-10, Class A, 5.90%, 2/7/01............    2,520,000    2,523,931
  Superior Wholesale Inventory Fing Trust Asset
   Backed Ctf.:
   Series 1996-A, Class A, AR, 3/15/01...............    2,200,000    2,200,000
  Toyota Auto Receivable Grantor Trust Asset Backed
   Ctf.:
   Series 1995-A, Class A, 5.85%, 3/15/01............      174,711      174,873
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.:
   Series 1996-A, Class A3, 6.05%, 6/01/00...........      278,765      279,257
   Series 1997-C, Class A2, 5.95%, 6/20/00...........    3,017,432    3,018,129
   Series 1997-B, Class A2, 6.05%, 7/20/00...........    2,855,575    2,859,553
   Series 1997-D, Class A2, 6.20%, 9/20/00...........    2,000,000    2,003,127
   Series 1996-A, Class A4, 6.15%, 6/01/01...........    3,685,000    3,697,170
   Series 1997-B, Class A3, 6.30%, 7/20/01...........    4,000,000    4,038,332
   Series 1996-D, Class A3, 6.05%, 7/20/01...........    2,526,227    2,533,338
   Series 1995-4, Class A1, 6.20%, 2/01/02...........    1,068,248    1,071,403
   Series 1996-C, Class A4, 6.80%, 12/20/03..........    6,000,000    6,082,758
   Series 1998-B, Class A4, 6.05%, 4/20/03...........    2,900,000    2,899,321
  World Omni Automobile Asset Backed Ctf.:
   Series 1997-A, Class A4, 6.90%, 6/25/03...........    4,297,776    4,368,947
  World Omni Automobile LSE SEC Trust Asset Backed
   Ctf.:
   Series 1995-A, Class A, 6.05%, 11/25/01...........    1,302,882    1,303,286
   Series 1997-B, Class A1, 6.07%, 11/25/03..........    2,500,000    2,505,450
                                                                   ------------
TOTAL ASSET BACKED...................................                94,913,240
                                                                   ------------
 (Cost $94,010,664)
CORPORATE BONDS AND NOTES -- 2.43%
 Finance -- 2.01%
  ABN Amro Bank NV Chicago:
   7.25%, 5/31/05....................................      200,000      211,485
  American Express Credit Corp.:
   8.50%, 6/15/99....................................      300,000      307,317

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            77
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
  Associates Corp. of North America:
   9.125%, 4/1/00.................................... $  1,675,000 $  1,761,236
   8.15%, 8/1/09.....................................    3,625,000    4,160,884
   5.96%, 5/15/37....................................    1,750,000    1,771,455
   6.625%, 6/15/05...................................      300,000      306,447
  Cit Group Holdings:
   8.375%, 11/1/01...................................      200,000      214,312
  Citicorp Subordinated Notes:
   6.75%, 8/15/05....................................      250,000      257,285
  Commercial Credit Group Inc.:
   9.60%, 5/15/99....................................      200,000      206,542
  Ford Motor Credit Corporation:
   8.20%, 2/15/02....................................    2,000,000    2,136,274
  Mellon Financial Corporation Note:
   7.625%, 11/15/99..................................      200,000      204,471
  Midland Bank:
   8.625%, 12/15/04..................................      170,000      191,342
  Norwest Financial Incorporated Senior Note:
   7.00%, 1/15/03....................................      100,000      103,876
                                                                   ------------
TOTAL FINANCE........................................                11,832,925
                                                                   ------------
 (Cost $11,545,495)
 Industrial -- 0.42%
  Bellsouth Telecommunications Put Notes:
   6.00%, 6/15/02....................................    1,900,000    1,905,189
  Dillard Investment Company:
   9.25%, 2/1/01.....................................      200,000      215,425
  Rockwell International Corp.:
   8.8750%, 9/15/99..................................      200,000      206,974
  Wal Mart Stores Inc.:
   8.6250%, 4/1/01...................................      150,000      160,800
                                                                   ------------
TOTAL INDUSTRIAL.....................................                 2,488,388
                                                                   ------------
  (Cost $2,475,360)
                                                                   ------------
TOTAL CORPORATE BONDS AND NOTES......................                14,321,313
                                                                   ------------
  (Cost $14,020,855)
FOREIGN -- 1.14%
 African Development Bank Note, 9.30%, 7/1/00........      983,000    1,044,192
 Metropolis of Tokyo, 8.70%, 10/5/99.................    1,500,000    1,553,765
 National Australia Bank Ltd., 9.70%, 10/15/98.......      400,000      404,436
 Ontario Province of Canada Senior Unsubordinated
  Debenture,
  7.375%, 1/27/03....................................    3,500,000    3,693,690
                                                                   ------------
TOTAL FOREIGN........................................                 6,696,082
                                                                   ------------
 (Cost $6,674,638)
TOTAL INVESTMENTS....................................              $588,321,155
                                                                   ============
 (Cost $573,245,664)

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIO OF INVESTMENTS

 (a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

 Adjustable Rate (AR)

 Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.
 Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields of other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
 High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.
 Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

 (b) Based upon estimated future cash flows, income is currently not being recognized on certain IO, HB, and CMO securities with an aggregate market value of $2,116,310. The book cost of certain IO and HB securities include a write down in the amount of $2,239,420 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      ------------ ------------
TEMPORARY CASH INVESTMENTS -- 3.65%
 Pegasus Cash Management Fund Class I (in shares)....   50,940,256 $ 50,940,256
 Salomon Brothers, Revolving Repurchase Agreement,
  6.03%, 7/1/98 (Secured by various U.S. Treasury
  Bills and Strips with maturities ranging from
  8/15/98 through 5/15/08, all held at Chase Bank)... $  1,479,334    1,479,334
                                                                   ------------
 (Cost $52,419,590)                                                  52,419,590
                                                                   ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 81.62%
 U.S. Treasury Securities -- 40.84%
  Strips from U.S. Treasury Securities due:
   11/15/98..........................................    1,700,000    1,667,258
   2/15/99...........................................   10,805,000   10,450,488
   8/15/99...........................................    9,000,000    8,467,830
   8/15/00...........................................    5,000,000    4,454,750
   2/15/01...........................................    2,450,000    2,123,219
   2/15/11...........................................   12,025,000    5,911,250
   5/15/11...........................................    9,338,000    4,523,887
   11/15/11..........................................    8,900,000    4,183,890
   2/15/12...........................................    4,555,000    2,108,282
   2/15/13...........................................   14,200,000    6,206,678
   5/15/13...........................................   10,594,000    4,562,730
   8/15/13...........................................    3,500,000    1,484,945
   2/15/14...........................................   40,000,000   16,471,600
   2/15/15...........................................    2,000,000      778,120
   5/15/17...........................................   10,420,000    3,558,326
   8/15/17...........................................   33,315,000   11,214,828
   5/15/18...........................................   26,820,000    8,651,864
   11/15/18..........................................   49,840,000   15,626,834
  U.S. Treasury Bonds:
   10.75%, 5/15/03...................................    1,000,000    1,218,590
   11.125%, 8/15/03..................................    3,500,000    4,358,060
   11.625%, 11/15/04.................................    5,000,000    6,611,700
   10.375%, 11/15/09.................................    6,950,000    8,696,194
   12.75%, 11/15/10..................................  154,270,000  219,714,419
   10.375%, 11/15/12.................................   36,215,000   48,494,058
   12.50%, 8/15/14...................................    1,300,000    2,024,750
   9.875%, 11/15/15..................................    1,000,000    1,456,560
   7.50%, 11/15/16...................................    5,395,000    6,476,536
   8.75%, 5/15/17....................................    9,945,000   13,393,130
   7.875%, 2/15/21...................................    2,500,000    3,172,275
  U.S. Treasury Notes:
   3.375%, 1/15/07 Inflation Protection Series.......    3,059,070    2,962,526
   5.00%, 1/31/99....................................    6,450,000    6,432,843
   7.00%, 4/15/99....................................    9,600,000    9,708,000
   6.875%, 7/31/99...................................    7,410,000    7,541,972
   9.125%, 5/15/99...................................    2,400,000    2,472,744
   6.875%, 7/31/99...................................    7,410,000    7,513,073
   7.75%, 11/30/99...................................   43,405,000   44,700,205

                       See Notes to Financial Statements.

    Pegasus Funds
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
   7.75%, 1/31/00..................................... $ 2,000,000 $  2,066,240
   7.125%, 2/29/00....................................  30,300,000   31,057,500
   6.75%, 4/30/00.....................................   6,200,000    6,330,758
   6.125%, 7/31/00....................................   4,000,000    4,047,480
   8.75%, 8/15/00.....................................  12,250,000   13,030,938
   5.625%, 11/30/00...................................   2,200,000    2,204,818
   7.50%, 11/15/01....................................   6,800,000    7,202,696
   3.625%, 7/15/02, Inflation Index Series............   8,365,585    8,274,066
   5.75%, 8/15/03.....................................   1,250,000    1,263,275
   7.25%, 5/15/04.....................................   9,000,000    9,765,000
                                                                   ------------
 (Cost $554,232,429)                                                587,095,212
                                                                   ------------
 Agency Obligations -- 40.77%
  Federal Home Loan Mortgage Corp. Participation
   Ctfs.:
   #170269, 12.00%, 8/1/15............................   1,045,581    1,180,346
   #200070, 7.50%, 4/1/02.............................     137,418      139,666
   #274081, 7.50%, 7/1/16.............................      65,412       66,928
   #289711, 7.50%, 4/1/17.............................      87,408       89,428
   #555238, 12.00%, 7/1/19............................     477,126      538,643
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series 11 Class D, 9.50%, 7/15/19..................   3,000,000    3,236,043
   Series 13 Class SA, IF, 4/25/23....................     815,321      779,605
   Series 22 Class C, 9.50%, 4/15/20..................   1,104,876    1,216,313
   Series 23 Class E, 9.40%, 8/15/19..................     185,521      187,314
   Series 23 Class F, 9.60%, 4/15/20..................   1,575,000    1,706,186
   Series G-29 Class FE, IF, 4/25/24..................   3,849,531    3,879,623
   Series G-29 Class SD, IO, IF, 4/25/24..............  13,205,377      445,985
   Series 41 Class I, HB, 84.00%, 5/15/20.............      71,774      225,813
   Series 47 Class F, 10.00%, 6/15/20.................     485,116      521,536
   Series 48 Class BE, IF, IO, 01/25/23...............  12,905,765    1,064,119
   Series 56 Class A, 7.00%, 12/20/21.................   4,059,464    4,092,727
   Series 99 Class Z, 9.50%, 1/15/21..................   1,146,693    1,232,706
   Series 134 Class IO, 9.00%, 08/15/22...............     651,616      144,574
   Series 204 Class E, HB, IF, 5/15/23................      19,596      454,208
   Series 1045 Class G, HB, 1066.2085%, 2/15/21.......       2,795       78,232
   Series 1051 Class D, 7.00%, 11/15/19...............     333,997      335,391
   Series 1065 Class J, 9.00%, 4/15/21................   1,857,562    1,988,487
   Series 1072 Class A, HB, 1008.50%, 5/15/06.........      17,916      363,497
   Series 1079 Class S, IF, 5/15/21...................     742,988      875,381
   Series 1084 Class F, AR, 5/15/21...................   1,875,469    1,912,105
   Series 1084 Class S, IF, 5/15/21...................   1,312,829    1,739,864
   Series 1098 Class M, HB, 1008%, 6/15/06............       8,184      167,088
   Series 1144 Class KB, 8.50%, 9/15/21...............   2,000,000    2,089,338
   Series 1172 Class L, HB, 1167.776% 11/15/21........   1,256,000      343,274
   Series 1190 Class G, 5.00%, 11/15/20...............   1,934,549    1,917,182
   Series 1196 Class B, HB, IF, 1/15/22...............      48,322      660,170
   Series 1250 Class J, 7.00%, 5/15/22................   1,550,000    1,574,476
   Series 1295 Class JB, 4.50%, 3/15/07...............   2,400,000    2,281,961

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
   Series 1297 Class H, 7.50%, 1/15/20................. $ 2,048,677 $ 2,092,574
   Series 1298 Class L, HB, 981.8667%, 6/15/07.........       9,000     257,764
   Series 1329 Class S, IO, IF, 8/15/99................   2,704,379      76,574
   Series 1347 Class HB, 7.75%, 12/15/21...............   1,244,970   1,297,241
   Series 1370 Class F, 6.75%, 3/15/19.................     600,000     602,822
   Series 1378 Class JZ, 7.50%, 11/15/21...............   3,589,786   3,788,860
   Series 1389 Class SA, IF, 10/15/07..................   1,249,383   1,158,527
   Series 1414 Class LA, AR, 11/15/07..................   1,501,958   1,474,880
   Series 1414 Class LB, IF, 11/15/07..................   2,071,666   2,084,763
   Series 1418 Class B, 6.50%, 11/15/19................   2,250,000   2,260,199
   Series 1435 Class FA, IF, 12/15/22..................   2,146,179   2,199,001
   Series 1465 Class SA, IO, IF, 2/15/08...............  12,477,012     516,299
   Series 1470 Class F, AR, 2/15/23....................   1,354,293   1,344,494
   Series 1483 Class E, 6.50%, 2/15/20.................   3,407,500   3,425,297
   Series 1483 Class FB, IF, 12/15/22..................   4,982,391   5,029,151
   Series 1487 Class IB, IF, 3/15/23...................   1,710,107   1,654,602
   Series 1489 Class L, 5.50%, 4/15/08.................     550,066     544,226
   Series 1498 Class I, IF, 4/15/23....................   1,250,000   1,303,446
   Series 1506 Class F, AR, 5/15/08....................   1,654,112   1,669,555
   Series 1506 Class S, IF, 5/15/08....................     342,022     339,940
   Series 1506 Class SD, IO, IF, 5/15/08...............  12,819,846     656,786
   Series 1531 Class K, 6.00%, 4/15/08.................     946,308     930,508
   Series 1543 Class JC, IF, 7/15/23...................   1,500,000   1,267,371
   Series 1544 Class TA, IF, 07/15/08..................   2,866,674   2,829,301
   Series 1546 Class SD, IF, 7/15/23...................     869,091     869,437
   Series 1561 Class SC, IF, 8/15/08...................   1,483,744   1,479,655
   Series 1564 Class FB, 5.33%, 8/15/08................   1,236,828   1,209,132
   Series 1565 Class K, IF, 8/15/08....................   1,478,681   1,284,555
   Series 1575 Class FB, AR, 8/15/08...................   2,983,452   3,112,772
   Series 1575 Class SB, IF, 8/15/08...................     994,484     793,197
   Series 1583 Class NS, IF, 9/15/23...................   1,222,521   1,145,606
   Series 1586 Class A, 6.00%, 9/15/08.................   1,124,693   1,120,063
   Series 1587 Class FA, IF, 10/15/08..................   2,181,992   2,158,464
   Series 1589 Class Z, 6.25%, 09/15/23................  13,978,573  13,334,077
   Series 1595 Class D, 7.00%, 10/15/13................   1,471,502   1,518,814
   Series 1595 Class S, IO, IF, 10/15/13...............   8,624,389     358,042
   Series 1601 Class S, IF, 10/15/08...................   2,377,097   2,509,549
   Series 1602 Class O, 6.00%, 10/15/23................   2,763,000   2,730,626
   Series 1602 Class T, 6.50%, 5/15/21.................   2,686,778   2,660,222
   Series 1603 Class IF, IF, 01/15/20..................   7,000,000   7,148,253
   Series 1604 Class SE, IF, 11/15/08..................     935,165     889,983
   Series 1606 Class LC, AR, 5/15/08...................   1,883,250   1,935,622
   Series 1606 Class LD, IF, 5/15/08...................     424,411     380,081
   Series 1612 Class SD, IF, 11/15/08..................   4,352,495   3,898,813
   Series 1619 Class SC, IF, 11/15/23..................   5,049,876   4,971,820
   Series 1619 Class SD, IF, 11/15/23..................   1,853,103   1,894,544
   Series 1624 Class FB, IF, 12/15/08..................   2,801,133   2,823,396
   Series 1628 Class S, IF, 12/15/23...................   2,550,000   1,999,539

                       See Notes to Financial Statements.

    Pegasus Funds
 82

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30,1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      ------------ ------------
   Series 1633 Class SE, IF, 12/15/23................ $  1,278,652 $ 1,445,545
   Series 1635 Class O, IF, 12/15/08.................    4,415,747   4,457,034
   Series 1640 Class A, 5.50%, 10/15/07..............      671,778     663,406
   Series 1646 Class MB, IF, 10/15/22................    2,571,363   2,553,291
   Series 1646 Class MD, IF, 10/15/22................    2,380,892   2,440,711
   Series 1647 Class FB, AR, 12/15/08................      676,265     671,085
   Series 1647 Class SB, IF, 12/15/08................    1,899,365   1,894,892
   Series 1655 Class F, AR, 12/15/08.................    1,448,751   1,475,634
   Series 1655 Class SA, IF, 12/15/08................      532,212     489,641
   Series 1669 Class KE, IF, 05/15/23................    1,877,649   1,889,943
   Series 1679 Class O, 6.40%, 2/15/09...............    1,997,620   1,999,018
   Series 1681 Class K, 7.00%, 8/15/23...............    1,065,304   1,069,508
   Series 1685 Class Z, 6.00%, 11/15/23..............    3,240,225   3,026,422
   Series 1686 Class SH, IF, 2/15/24.................    1,535,892   1,391,896
   Series 1686 Class SL, IF, 2/15/24.................    1,157,463   1,134,959
   Series 1689 Class SD, IF, 10/15/23................    1,725,000   1,774,483
   Series 1694 Class SE, IF, 5/15/23.................    1,636,872   1,623,790
   Series 1700 Class GA, PO, 02/15/24................   11,008,085   7,490,595
   Series 1706 Class LA, 7.00%, 3/15/24..............    2,013,034   2,033,873
   Series 1716 Class F, IF, 04/15/09.................    2,524,525   2,585,747
   Series 1796-A, Class S, IF, 2/15/09...............    1,000,000     934,345
   Series 1807 Class G, 9.00%, 1/1/06................    1,575,144   1,671,503
   Series 1825 Class C, 5.7999%, 12/15/23............    2,000,000   1,964,258
   Series 1854 Class C, PO, 4/15/08..................    2,554,881   2,054,947
   Series 1854 Class SE, IO, IF, 12/15/23............    9,886,816   2,082,757
   Series 1859 Class SB, IO, IF, 10/15/23............   15,124,855   2,602,927
   Series 1900 Class FA, IF, 03/15/09................   10,820,440  10,895,880
   Series 1900 Class I, IF, PO, 10/15/08.............    3,961,180   3,156,466
   Series 1927 Class F, IF, 10/15/23.................    6,068,830   6,106,803
   Series 1930 Class SJ, IF, PO, 7/15/16.............   11,879,341   1,098,887
   Series 1933 Class SJ, IO, IF, 3/15/12.............   24,946,372   2,051,390
   Series 1946 Class l, IO, 10/15/08.................    3,006,111   2,348,834
   Series 1948 Class A, PO, 12/15/08.................    3,015,568   2,053,949
   Series 1967 Class PC, PO, 10/15/08................    9,000,000   7,331,184
   Series 1987 Class SI, IF, 5/15/24.................    3,426,985   3,612,104
   Series 1995 Class EJ, IO, 7.00% 10/20/17..........    6,585,259   1,165,104
   Series 2002 Class A, PO, 11/15/22.................    8,800,000   6,299,990
   Series 2017 Class SE, IF, 12/15/08................    2,000,000   1,857,094
   Series 2023 Class PN, IO, 7.00%, 3/15/28..........   28,122,217   6,968,376
  Federal Housing Administration Merrill Lynch
   Project Pass Thru Ctfs., 7.43%, 8/1/20............    1,306,769   1,325,965
  Federal Housing Administration Project #07335307,
   7.43%, 1/1/22.....................................    1,959,214   1,995,949
  Federal Housing Administration Greystone, 7.43%,
   11/1/22...........................................    2,512,769   2,575,588
  Federal National Mortgage Assn. Mortgage Backed
   Securities, Stripped Trust:
   K, Class 2, HB, 2.56%, 11/1/08....................   30,080,293   1,988,486
   23, Class 2, IO, 10.00%, 9/1/17...................      729,531     205,022
   50, Class 2, IO, 10.50%, 3/25/19..................       96,536      26,687

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            83
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                           FACE
                      DESCRIPTION                         AMOUNT   MARKET VALUE
                      -----------                       ---------- ------------
  Federal National Mortgage Assn. Pass Thru Securities:
   Pool #44699, 7.00%, 4/1/17.......................... $  193,323 $    197,281
   Pool #50966, 7.00%, 1/1/24..........................  1,612,905    1,640,608
   Pool #54844, AR, 9/01/27............................  4,731,295    4,764,286
   Pool #70226, AR, 1/1/19.............................    439,714      436,416
   Pool #116612, AR, 3/1/19............................  1,585,560    1,638,548
   Pool #160330, 6.345%, 3/1/99........................  2,294,388    2,294,817
   Pool #303306, 12.50%, 1/1/16........................  1,122,667    1,309,173
   Pool #303532, AR, 3/1/29............................  4,905,714    4,940,431
  Federal National Mortgage Assn. Pass Thru Securities
   Guaranteed Remic Trust:
   1988 Class 7-Z, 9.25%, 4/25/18......................    446,182      470,102
   1988 Class 17-B, 9.40%, 10/25/17....................    111,558      112,428
   1989 Class 34-E, 9.85%, 8/25/14.....................    297,784      300,853
   1989 Class 70-G, 8.00%, 10/25/19....................  2,000,000    2,087,594
   1989 Class 73-C, PO, 10/25/19.......................    712,892      660,776
   1989 Class 78-H, 9.40%, 11/25/19....................  1,500,000    1,633,674
   1989 Class 83-H, 8.50%, 11/25/19....................  2,432,901    2,529,423
   1989 Class 89-H, 9.00%, 11/25/19....................  2,777,515    2,910,244
   1990 Class 1-D, 8.80%, 1/25/20......................  2,068,103    2,187,718
   1990 Class 60-K, 5.50%, 6/25/20.....................    527,085      508,804
   1990 Class 63-H, 9.50%, 6/25/20.....................    900,000      960,465
   1990 Class 93-G, 5.50%, 8/25/20.....................  1,027,984    1,006,126
   1990 Class 94-H, HB, 505.00%, 8/25/20...............     22,774      316,108
   1990 Class 95-J, HB, 1118.04%, 8/25/20..............     13,069      450,121
   1990 Class 102-J, 6.50%, 8/25/20....................  2,644,148    2,650,983
   1990 Class 120-H, 9.00%, 10/25/20...................  4,025,000    4,401,841
   1990 Class 134-SC, IF, 11/25/20.....................    632,226      736,202
   1990 Class 140-K, HB, 652.1454%, 12/25/20...........     14,257      365,627
   1991 Class 4-N, HB, 758.75%, 1/25/06................      5,228       80,321
   1991 Class 7-K, HB, 908.50%, 2/25/21................      4,155      102,129
   1991 Class 24-Z, 5.00%, 3/25/21.....................  2,244,211    2,141,448
   1991 Class 33-J, HB, 1008.25%, 4/25/06..............      4,893       99,884
   1991 Class 126-ZB, 7.50%, 9/25/21...................  1,065,374    1,095,962
   1991 Class 144-PZ, 8.50%, 6/25/21...................  2,638,299    2,739,902
   1992 Class 13-S, HB, IF, 1/25/99....................     13,283       41,415
   1992 Class 15-Z, 7.00%, 1/25/22.....................  1,944,858    2,000,720
   1992 Class 27-G, HB, IF, 5/25/22....................      4,445      680,129
   1992 Class 42-Z, 7.00%, 07/25/22....................  2,644,757    2,691,873
   1992 Class 59-G, IF, 10/25/22.......................  4,367,745    4,281,879
   1992 Class 61-GJ, IF, 10/25/22......................  3,684,476    3,659,768
   1992 Class G61-Z, 7.00%, 10/25/22...................  1,004,214    1,005,758
   1992 Class 66-JB, 5.00%, 11/25/21...................  4,500,000    4,114,404
   1992 Class 85-S, IF, 6/25/99........................  2,364,011    2,468,746
   1992 Class 135-LC, 7.50%, 9/25/07...................  1,000,000    1,038,014
   1992 Class 137-BA, 3.50%, 1/25/17...................    287,076      284,955

                       See Notes to Financial Statements.

    Pegasus Funds
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

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
   1992 Class 143-FI, 04/25/97......................... $ 4,075,065 $  3,983,812
   1992 Class 143-MA, 5.50%, 9/25/22...................   3,500,000    3,254,136
   1992 Class 163-M, 7.75%, 9/25/22....................   2,000,000    2,135,546
   1992 Class 186-M, 6.00%, 9/25/07....................     326,851      325,257
   1992 Class 199-S, IO, IF, 11/25/99..................   6,735,532      202,187
   1992 Class 201-SB, IF, 10/25/22.....................     500,000      517,294
   1992 Class 204-B, 6.00%, 10/25/20...................   4,300,000    4,278,599
   1992 Class 206-FA, IF, 6/25/18......................   3,484,000    3,356,109
   1992 Class 215-PM, 7.875%, 11/25/21.................   1,600,000    1,704,770
   1993 Class 5-Z, 6.50%, 2/25/23......................   1,978,232    1,955,551
   1993 Class 8-SB, IO, IF, 8/25/06....................   6,219,085      243,365
   1993 Class 12-S, IO, 6.25%, 2/25/23.................   3,690,841      184,922
   1993 Class 12-SB, HB, IF, 2/25/23...................      29,183      210,270
   1993 Class 13-G, 6.00%, 6/25/20.....................   2,000,000    1,993,206
   1993 Class 19-G, 5.00%, 5/25/19.....................   3,265,000    3,186,624
   1993 Class 19-K, 6.50%, 6/25/19.....................   1,844,967    1,846,873
   1993 Class 22-F, IF, 9/25/22........................     195,141      194,110
   1993 Class 32-K, 6.00%, 3/25/23.....................     566,281      557,727
   1993 Class 38-S, IO, IF, 11/25/22...................   2,905,232       21,365
   1993 Class 44-S, IO, IF, 4/25/23....................   5,416,774      218,133
   1993 Class 55-FA, IF, 05/25/08......................  12,000,000   12,197,436
   1993 Class 58-J, 5.50%, 4/25/23.....................     505,205      498,692
   1993 Class 59-FA, IF, 5/25/08.......................   3,970,000    4,057,943
   1993 Class 63-FA, IF, 5/25/08.......................   1,473,026    1,449,105
   1993 Class 72-F, IF, 5/25/08........................   2,500,000    2,463,975
   1993 Class 79-FE, IF, 1/25/22.......................   1,500,000    1,534,637
   1993 Class 94-K, 6.75%, 5/25/23.....................     363,629      364,137
   1993 Class 107-F, IF, 6/25/08.......................     956,087      939,790
   1993 Class 113-S, IO, IF, 7/25/23...................   5,447,266      276,836
   1993 Class 129-FB, IF, 8/25/08......................   1,000,000      985,068
   1993 Class 139-SG, IF, 8/25/23......................   3,779,324    3,354,006
   1993 Class 155-LA, 6.50%, 5/25/23...................   1,312,803    1,316,054
   1993 Class 155-SB, IF, IO, 9/25/23..................   9,937,899      518,510
   1993 Class 156-FA, IF, 05/25/16.....................   8,724,459    8,740,163
   1993 Class 156-SD, IF, 10/25/19.....................   1,250,000    1,120,285
   1993 Class 152-D, PO, 08/25/23......................     960,489      935,342
   1993 Class 160-FE, IF, 6/25/23......................     993,676      983,417
   1993 Class 170-FA, IF, 9/25/08......................   1,113,160    1,100,413
   1993 Class 174-SB, IF, 11/25/07.....................   1,510,313    1,509,937
   1993 Class 175-FE, AR, 9/25/08......................   1,000,000      987,437
   1993 Class 175-S, IF, 05/25/07......................   3,470,939    3,498,210
   1993 Class 186-SA, IF, 9/25/08......................   2,658,882    2,871,138
   1993 Class 187-SA, IF, 9/25/23......................     987,304    1,024,625
   1993 Class X-188A, IO, IF, 8/25/06..................   3,800,239      220,684
   1993 Class 189-SH, IF, 3/25/22......................   2,000,000    2,019,566
   1993 Class 193-B, 3.00%, 9/25/23....................   5,607,264    4,991,172
   1993 Class 199-FA, IF, 10/25/23.....................   8,000,000    8,066,192
   1993 Class 206-SD, IF, 11/25/23.....................   1,250,000    1,328,940

                       See Notes to Financial Statements.

                                                                Pegasus Funds
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PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                      DESCRIPTION                       FACE AMOUNT MARKET VALUE
                      -----------                       ----------- ------------
   1993 Class 207-SC, IF, 11/25/23..................... $ 3,469,717 $  3,074,721
   1993 Class 209-KB, 5.659%, 8/25/08..................   4,943,833    4,815,496
   1993 Class 214-L, 6.00%, 12/25/08...................     630,475      620,491
   1993 Class 220-SD, IF, 11/25/13.....................   2,087,684    1,865,149
   1993 Class 221-FH, IF, 12/25/08.....................   2,000,000    2,069,696
   1993 Class 223-FB, AR, 12/25/23.....................   7,114,174    7,064,972
   1993 Class 223-SB, IF, 12/25/23.....................   3,081,707    3,054,434
   1993 Class X-225C-FP, AR, 12/25/22..................   1,600,000    1,634,878
   1993 Class XG23A-A, PO, 7/25/20.....................   3,892,550    3,729,005
   1993 Class 230-FA, IF, 12/25/23.....................   4,953,519    4,992,092
   1993 Class 247-AB, 5.75%, 1/25/23...................   2,047,183    2,027,291
   1994 Class 8-G, PO, 11/25/23........................   1,860,424    1,532,995
   1994 Class 12-FB, IF, 1/25/09.......................     280,933      278,774
   1994 Class 12-SB, IF, 1/25/09.......................   1,891,572    1,849,627
   1994 Class 13-ZB, 7.00%, 11/17/24...................   2,825,151    2,821,620
   1994 Class 19-C, 5.00%, 1/25/24.....................   1,808,720    1,769,542
   1994 Class 26-G, PO, 2/25/24........................   2,278,569    1,933,922
   1994 Class 30-LA, 6.50%, 2/25/09....................     737,560      740,319
   1994 Class 32-F, IF, 3/25/09........................   1,434,877    1,416,909
   1994 Class 32-S, IF, 3/25/09........................   4,495,948    4,541,932
   1994 Class 33-FA, IF, 3/25/09.......................   2,910,683    2,884,283
   1994 Class 36-SG, IO, IF, 8/25/23...................   7,651,123      445,777
   1994 Class 39-F, AR, 3/25/24........................   1,150,447    1,153,519
   1994 Class 39-S, IF, 3/25/24........................     442,480      441,142
   1994 Class 63-T, IF, 04/25/24.......................     799,901      780,687
   1994 Class 76-FA, IF, 4/25/24.......................   2,145,771    2,144,421
   1994 Class 82-SA, IO, IF, 5/25/23...................  24,412,742      783,673
   1995 Class 13-B, 6.50%, 3/25/09.....................   3,335,740    3,350,344
   1995 Class XG1C C, 8.80%, 1/25/25...................   1,597,702    1,819,637
   1996 Class 7-C, 6.50%, 12/25/10.....................   1,000,000      992,639
   1996 Class 20-L, PO, 9/25/08........................   3,165,000    2,354,437
   1996 Class 24-K, PO, 2/25/08........................   5,275,000    4,373,197
   1996 Class 24-B, PO, 10/25/08.......................   3,800,000    2,569,818
   1996 Class 27-FC, IF, 3/25/17.......................   2,399,234    2,418,649
   1996 Class 39-J, PO, 9/25/08........................   6,599,000    4,738,346
   1996 Class 46-A, 5.00%, 2/25/09.....................   3,051,228    2,992,217
   1996 Class 46-PE, PO, 9/25/06.......................   3,161,764    2,736,576
   1997 Class 20, IO, IF, 3/25/27......................  49,081,423    2,607,941
   1997 Class 20-SA, IF, 11/25/23......................   3,054,459    2,567,679
   1997 Class 29-PL, IO, 7.50%, 8/18/26................   7,875,000    2,566,203
   1997 Class 32-AP, PO, 05/25/18......................   1,361,881    1,312,203
   1997 Class 32-C, PO, 10/25/21.......................   4,400,000    3,935,598
   1997 Class 40-PC, PO, 5/18/20.......................   3,504,889    2,932,576
   1997 Class 50-FD, 6.0875%, 4/18/27..................   1,758,254    1,760,777
   1997 Class 59-FA, IF, 03/25/25......................   9,860,824    9,873,140
   1997 Class 70, PO, 9/25/22..........................   5,000,000    3,569,405
   1997 Class 81, PI, IO, 12/18/27.....................  24,464,039    6,394,508
   1997 Class 85, IO, 6.50%, 12/25/20..................  21,097,897    2,655,592

                       See Notes to Financial Statements.

    Pegasus Funds
 86

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                    DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                    -----------                      ----------- --------------
   1997 Class M1-B, IF, 10/17/09.................... $ 3,750,000 $    3,855,450
   1992-G Class 31-W, 8.00%, 9/25/21................   2,420,253      2,510,364
   1992-G Class 17H, HB, IF, 06/25/21...............      78,139      1,082,834
   1992-G Class 35-G, 1184.775%, HB, 7/25/22........      21,689        698,611
   1992-G Class 59-C, 6.00%,12/25/21................   2,747,963      2,732,830
   1993-G Class 1-KA, 7.90%, 1/25/23................   2,400,000      2,601,127
   1993-G Class 12-C, PO, 2/25/23...................   5,490,203      5,121,892
   1993-G Class 22-SA, IF, 9/25/09..................   1,341,503      1,348,226
   1993-G Class 27-SE, IF, 8/25/23..................   1,343,715      1,003,236
  Government National Mortgage Assn. Pass Thru
   Securities Guaranteed Remic Trust:
   1994 Class 4-SA, IO, IF, 10/16/22................   5,199,130        279,718
   1996 Class 15-OB, 9.00%, 11/20/21................   4,528,250      4,708,402
   1996 Class 26-S, IO, IF, 12/16/20................  19,057,900        910,644
  Government National Mortgage Assn. Pass Thru Pool:
   #023594, 8.50%, 7/15/08..........................     299,960        320,407
   #190923, 9.00%, 12/15/16.........................     301,359        326,158
   #297628, 8.00%, 9/15/22..........................   2,236,770      2,330,797
   #313110, 7.50%, 11/15/22.........................   1,827,873      1,885,319
   #345288, 7.50%, 3/15/23..........................     579,230        597,010
                                                                 --------------
 (Cost $572,131,957)................................                586,108,023
                                                                 --------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                      1,173,203,235
                                                                 --------------
 (Cost $1,126,364,386)..............................
ASSET BACKED -- 10.57%
  Case Equipment Loan Trust Asset Backed Ctf.:
   5.50%, 2/15/03...................................   5,175,622      5,167,497
   7.30%, 3/15/02...................................     759,345        765,529
  Chase Manhattan Grantor Trust
   Series 95-B, 5.90%, 11/15/01.....................     343,250        343,674
   Series 95-A, 6.00%, 09/17/01.....................   1,706,946      1,709,079
  Chase Manhattan Corp., Subordinated Note, 9.75%,
   11/1/01..........................................   2,000,000      2,223,830
  Chevy Chase Automobile Recievable Trust Asset
   Backed Pass Thru Ctf.:
   Series 1995-2, Class A, 5.80%, 6/15/02...........     484,572        484,801
  Collateralized Mortgage Obligation Trust CMO:
   Trust 12-D, 9.50%, 2/1/17........................     462,753        468,140
   Trust 16-Q, IF, 3/20/18..........................     269,000        286,969
  CPS Auto Trust
   Series 1997-4, Class-A1, 6.07%, 03/15/03.........   5,891,760      5,897,980
  Dayton Hudson Credit Card Master Trust Asset
   Backed Ctf.
   Series A, 6.10%, 2/25/02.........................   1,900,000      1,902,913
  First USA Credit Card Master Trust, VR, 10/15/01..   4,100,000      4,103,661
  Ford Motor Credit Corporation Note, 8.20%,
   2/15/02..........................................   4,000,000      4,272,548
  Government National Mortgage Assn. Backed Trust I
   CMO, Class A, Zero Coupon, PO, 5/20/17...........     174,758        153,758
  Green Tree Financial Corp. Loan Trust Asset Backed
   Ctf.:
   Series 1995-A, Class A6, 7.30%, 7/15/25..........   3,000,000      3,179,307

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                         FACE
                     DESCRIPTION                        AMOUNT    MARKET VALUE
                     -----------                      ---------- --------------
   Series 1994-A, Class A2, 7.30%, 11/15/19.......... $  108,536 $      108,647
   Series 1993-4, Class A2, 5.85%, 01/15/19..........  1,414,967      1,415,806
  Merrill Lynch Trust Series 43 Class E CMO, 6.50%,
   8/27/15...........................................  4,000,000      3,997,224
  Merrill Lynch Home Equity Loan, 1992-1, Class A,
   AR, 7/15/22.......................................  1,022,091      1,023,485
  Merrill Lynch MBS 144-S, 7.43%, 7/25/24............  4,626,495      4,719,025
  Morgan Stanley Mortgage Trust CMO:
   Series 35-2, HB, IF, 4/20/21......................      2,684        413,947
   Series 37-2, HB, IF, 7/20/21......................      2,938        631,747
   Series 39-3, PO, 12/20/21.........................    491,106        406,169
  Navistar, Class A-2, 6.55%, 11/20/01...............    742,810        744,667
  Newcourt Receivables Asset Trust
   Series 1997-1, Class-A, 6.04%, 06/20/00...........  4,250,000      4,259,108
  Olympic Automobile Receivables Trust Asset Backed
   Pass Thru Ctf.
   Series 1996-C, Class A5, 7.00%, 03/15/04..........  3,500,000      3,595,358
   Series 1996-C, Class A4, 6.80%, 3/15/02...........  7,000,000      7,093,681
   Series 1997-A, Class-A2, 6.125%, 08/15/00.........  1,638,721      1,641,249
  ONYX Acceptance CMO Trust, 5.40%, 05/15/01.........  2,452,509      2,445,593
  ONYX Accpetance Grantor Trust Auto Loan Pass Thru
   Ctf.
   Series 1997-1, Class A5, 6.55%, 9/15/03...........  3,309,960      3,337,863
  PaineWebber CMO Trust:
   Series H-4, 8.75%, 4/1/18.........................    517,915        543,045
   Series P-4, 8.50%, 8/1/19.........................  2,796,039      2,925,031
  Rural Housing Trust 1987-1 Sr. Mortgage Pass Thru
   Ctf., Class 3-B, 7.33%, 4/1/26....................    764,895        783,336
  Salomon Inc. Note, 6.70%, 12/1/98                    2,500,000      2,508,540
  Sears Credit Account Master Trust Asset Backed Ctf.
   Series 1995-3, Class A, 7.00%, 10/15/04...........  1,600,000      1,635,269
   Series 1998-1, Class A, 5.80%, 8/15/05............  2,800,000      2,793,000
  Standard Credit Card Master Trust Asset Backed
   Ctf.,
   Series 1994-2, Class A, 7.25%, 4/7/08.............  1,800,000      1,936,978
  Superior Wholesale, 1996-A, A, 3/15/01.............  2,700,000      2,700,000
  Toyota Auto Receivables Grantor Trust, Series 95-A
   Class A, 5.85%, 3/15/01...........................    175,091        175,254
  Union Acceptance Corp.
   Series 1997-D, Class-A3, 6.26%, 02/08/02..........  1,700,000      1,709,899
  Western Financial Asset Backed Pass Thru Ctf.
   Series 1994-4, Class-A1, 7.10%, 01/01/00..........  1,853,659      1,858,873
   Series 1995-4, Class-A1, 6.20%, 2/01/02...........  3,022,837      3,031,763
   Series 1996-A, Class-A3, 6.05%, 06/01/00..........    929,217        930,855
   Series 1996-B, Class-A3, 6.65%, 8/20/00...........  2,212,455      2,220,780
   Series 1996-C, Class A4, 6.80%, 12/20/03..........  4,150,000      4,207,241
   Series 1996-D, Class-A3, 6.05%, 07/20/01..........  5,894,531      5,911,123
   Series 1997-A, Class-A3, 6.50, 9/20/01............  2,253,386      2,269,527
   Series 1997-B, Class-A2, 6.05%, 07/20/00..........  6,053,820      6,062,251
   Series 1997-B, Class A3, 6.30%, 07/20/01..........  6,000,000      6,057,497
   Series 1997-C, Class-A2, 5.95%, 06/20/00..........  3,017,432      3,018,129
   Series 1997-D, Class-A2, 6.20%, 12/01/10.......... 13,500,000     13,521,109
   Series 1998-B, Class-A4, 6.05%, 4/20/03...........  6,000,000      5,998,596

                       See Notes to Financial Statements.

    Pegasus Funds
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

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                     FACE
                   DESCRIPTION                      AMOUNT      MARKET VALUE
                   -----------                    ---------- ------------------
  World Omni Asset Backed Pass Thru Ctf.
   Series 1995-A, Class A, 6.05%, 11/25/01....... $1,591,306 $        1,591,799
   Series 1997-A, Class A4, 6.90%, 6/25/03.......  4,597,620          4,673,757
   Series 1997-B, Class-A1, 6.07%, 11/25/03......  6,000,000          6,013,080
                                                             ------------------
TOTAL ASSET BACKED...............................                   151,869,987
                                                             ------------------
 (Cost $149,245,070)
CORPORATE BONDS AND NOTES -- 2.97%
 Finance -- 2.00%
  ABN Amro Bank NV, 7.25%, 5/31/05...............  2,000,000          2,114,846
  Associates Corp. of North America:
   9.125%, 4/1/00................................  2,350,000          2,470,987
   8.15%, 8/1/09.................................  3,085,000          3,541,056
   5.96%, 5/15/37................................  7,300,000          7,389,498
  American Re Corp., Series B, 7.45%, 12/15/26...  1,500,000          1,669,515
  Arcadia Automobile Receivable Trust
   Series 1998-A, Class AY, 6.00%, 11/15/03......  3,600,000          3,602,441
   Series 1998-B, Class A-3, 5.95%, 11/15/02.....  3,000,000          3,000,939
   Series 1998-B, Class A-4, 6.00%, 11/15/03.....  5,000,000          5,003,320
                                                             ------------------
 (Cost $28,317,268)..............................                    28,792,602
                                                             ------------------
 Industrial -- 0.97%
  BellSouth Telecommunications, 7.95%, 8/15/24...  3,500,000          3,509,559
  Boeing Co., 7.95%, 8/15/24.....................  1,730,000          2,137,284
  Dayton Hudson Co., 7.875%, 6/15/23.............  1,800,000          1,921,284
  General Motors Corp., 8.80%, 3/1/21............  2,695,000          3,339,967
  Monsanto Co., 8.20%, 4/15/25...................  1,500,000          1,662,780
  Nippon T&T, 9.50%, 07/27/98....................  1,355,000          1,357,818
                                                             ------------------
 (Cost $12,525,959)..............................                    13,928,692
                                                             ------------------
TOTAL CORPORATE BONDS AND NOTES..................                    42,721,294
                                                             ------------------
 (Cost $40,843,227)
FOREIGN -- 1.20%
 African Development Bank Note, 9.30%, 7/1/00....  1,572,000          1,669,857
 Kingdom of Belgium Put Euro Dollar, 9.20%,
  6/28/00........................................  1,990,129          2,525,456
 Metropolis of Tokyo, 8.70%, 10/5/99.............  2,250,000          2,330,647
 National Australia Bank Ltd, 9.70%, 10/15/98....    800,000            808,872
 Province of Ontario Eurobond, 7.375%, 1/27/03...  4,400,000          4,643,496
 Province of Quebec, 9.125%, 8/22/01.............  2,515,000          2,720,206
 Quebec Province of Canada, 6.50%, 1/17/06.......  2,500,000          2,545,375
                                                             ------------------
 (Cost $16,486,157)..............................                    17,243,909
                                                             ------------------
TOTAL INVESTMENTS................................            $    1,437,458,015
                                                             ==================
 (Cost $1,373,182,326)

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIO OF INVESTMENTS
(a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

  Adjustable Rate (AR)

  Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

  Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields of other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

  High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

  Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

(b) Based upon estimated future cash flows, income is currently not being recognized on certain IO, HB, and CMO securities with an aggregate market value of $2,807,640. The book cost of certain IO and HB securities includes a write down in the amount of $5,725,668 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.

                       See Notes to Financial Statements.

    Pegasus Funds
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

PEGASUS SHORT BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                     -----------                       -----------  ------------
TEMPORARY CASH INVESTMENT -- 1.90%
  Pegasus Cash Management Fund Class I (in shares)....    4,842,088 $  4,842,088
                                                                    ------------
 (Cost $4,842,088)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 62.84%
 U.S. Treasury Securities -- 48.70%
  U.S. Treasury Notes:
   8.875%, 2/15/99.................................... $  1,000,000    1,020,310
   7.00%, 4/15/99.....................................    1,000,000    1,011,250
   6.375%, 4/30/99....................................   14,645,000   14,747,954
   6.375%, 5/15/99....................................    6,000,000    6,043,140
   6.25%, 5/31/99.....................................    3,000,000    3,019,230
   6.75%, 5/31/99.....................................    2,200,000    2,223,716
   6.875%, 7/31/99....................................    1,000,000    1,013,910
   5.875%, 8/31/99....................................    6,300,000    6,324,633
   6.875%, 8/31/99....................................    2,000,000    2,030,000
   7.125%, 9/30/99....................................    4,000,000    4,076,240
   7.50%, 10/31/99....................................    2,935,000    3,007,905
   7.875%, 11/15/99...................................    1,000,000    1,030,620
   7.75%, 11/30/99....................................    9,750,000   10,040,940
   5.625%, 11/30/99...................................    2,000,000    2,003,126
   7.75%, 12/31/99....................................    1,000,000    1,031,560
   7.75%, 1/31/00.....................................      700,000      698,469
   7.75%, 1/31/00.....................................    9,100,000    9,401,392
   8.50%, 2/15/00.....................................      960,000    1,003,651
   7.125%, 2/29/00....................................    7,000,000    7,175,000
   6.875%, 3/31/00....................................      500,000      511,095
   6.75%, 4/30/00.....................................    1,700,000    1,735,853
   6.25%, 4/30/01.....................................   21,200,000   21,594,108
   6.50%, 5/31/01.....................................    3,000,000    3,076,860
   6.625%, 6/30/01....................................    2,000,000    2,058,440
   7.875%, 8/15/01....................................    3,900,000    4,155,918
   6.25%, 10/31/01....................................    1,500,000    1,531,170
   7.50%, 11/15/01....................................    3,000,000    3,177,660
   5.875%, 11/30/01...................................    2,000,000    2,020,626
   6.25%, 2/28/02.....................................    5,900,000    6,036,443
   3.625%, 7/15/02....................................    1,014,580    1,003,480
                                                                    ------------
 (Cost $123,353,952)                                                 123,804,701
                                                                    ------------
 Agency Obligations -- 14.14%
  Federal Home Loan Bank
   Series GI98, 4.83%, 09/21/98.......................      500,000      499,220
   Series 2 Class Z, 9.30%, 3/15/19...................      761,523      801,687
   Series 11 Class C, 9.50%, 4/15/19..................      199,052      202,375
   Series 26 Class F, 9.50%, 2/15/20..................      996,510    1,070,394
   Series 81 Class A, 8.125%, 11/15/20................      250,585      259,436
   Series 85 Class C, 8.60%, 1/15/21..................      595,900      624,855
   Series 99 Class Z, 9.50%, 1/15/21..................    1,146,693    1,232,706
   Series 192 Class H, 9.00%, 7/15/21.................       56,550       56,565

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
   Series 1045 Class G, HB, 1066.208%, 2/15/21........ $    1,398  $     39,117
   Series 1424 Class IF, 11/15/22.....................  1,088,182     1,067,084
   Series 1477 Class F, 6.65%, 5/15/18................    300,000       304,495
   Series 1490 Class PE, 5.75%, 07/15/06..............    213,840       213,504
   Series 1497 Class CC, 5.50%, 07/15/14..............    422,125       421,442
   Series 1541 Class E, 6.00%, 12/15/16...............    500,000       500,332
   Series 1541 Class EA, 4.00%, 12/15/16..............  1,000,000       980,823
   Series 1544 Class E, 6.25%, 6/15/08................    241,165       242,000
   Series 1552 Class F, 6.00%, 06/15/19...............    553,000       553,406
   Series 1555 Class PK, 7.00%, 07/15/07..............  2,000,000     2,028,754
   Series 1559 Class VF, 6.25%, 2/15/20...............    500,000       503,860
   Series 1560 Class X, Accrual Bond, 6.00%, 11/15/16.  1,001,597     1,002,251
   Series 1561 Class EA, IF, 06/15/07.................    500,000       504,670
   Series 1570 Class D, PO, 7/15/20...................    154,156       147,246
   Series 1606 Class G, 5.75%, 1/15/08................    260,000       258,607
   Series 1614 Class G, 5.80%, 2/15/19................  1,100,000     1,098,276
   Series 1671 Class D, 5.75%, 11/15/16...............    156,934       156,807
   Series 1679 Class A, 5.25%, 9/15/06................    344,923       342,237
   Series 1698 Class PE, 6.00%, 11/15/05..............    250,000       250,343
   Series 1727 Class E, 6.50%, 4/15/18................  1,000,000     1,009,763
   Series 1807 Class G, 9.00%, 1/1/06.................    543,153       576,380
  Federal National Mortgage Assn. Mortgage Backed
   Securities
   Stripped Trust 268, Class 2, IO, 9.00%, 12/25/21...    150,751        33,887
  Federal National Mortgage Assn. Pass Thru
   Securities:
   Pool #070226, AR, 1/1/19...........................    263,829       261,850
   Pool #111366, AR, 8/1/19...........................    277,828       289,952
   Pool #116612, AR, 3/1/19...........................    568,408       587,404
  Federal National Mortgage Assn. Pass Thru Securities
  Gtd. Remic Trust:
   1997 32C, Class GP, PO, 10/25/21...................    700,000       626,118
   1997 Class A, IF, 01/17/03.........................    320,319       323,997
   1988 Class 7-Z, 9.25%, 4/25/18.....................    474,662       500,108
   1988 Class 15-A, 9.00%, 6/25/18....................     97,653       103,116
   1988 Class 16-B, 9.50%, 6/25/18....................    594,781       639,624
   1988 Class 17-B, 9.40%, 10/25/17...................      9,694         9,770
   1989 Class 31-D, 9.15%, 8/25/18....................      9,827         9,813
   1989 Class 73-C, PO, 10/25/19......................    116,391       107,882
   1989 Class 89-H, 9.00%, 11/25/19...................  1,157,298     1,212,602
   1990 Class 77-C, 9.00%, 7/25/19....................    129,798       133,023
   1991 Class 41-O, 9.00%, 8/25/06....................    256,078       259,697
   1991 Class 56-K, 8.60%, 2/25/20....................     83,041        83,022
   1992 Class 13-S, HB, IF, 1/25/99...................      1,672         5,212
   1992 Class 137-BA, 3.50%, 1/25/17..................     41,011        40,708
   1993 Class 93-E, 6.25%, 4/25/07....................    175,000       176,151
   1993 Class 85-PD, 5.50%, 7/25/03...................     39,589        39,464
   1993 Class 86-E, 6.00%, 1/25/07....................  1,333,522     1,332,313
   1993 Class 26-PE, 5.90%, 7/25/15...................    481,625       480,663
   1993 Class 107-D, 6.50%, 12/25/06..................  1,900,000     1,922,098
   1993 Class 127-E, 6.00%, 10/25/16..................    474,606       474,095

                       See Notes to Financial Statements.

    Pegasus Funds
 92

PEGASUS SHORT BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
   1994 Class 12-PD, 5.50%, 7/25/04.................. $    491,550 $    489,550
   1994 Class 17-E, 6.00%, 2/25/07...................      425,000      424,870
   1994 Class 15- E, 5.50%, 2/25/19..................      786,000      780,162
   1994 Class 23-PJ, 6.00%, 1/25/02..................      488,660      488,353
   1994 Class 33-E, 5.50%, 11/25/07..................      125,000      123,983
   1994 Class 36-GA, 6.50%, 2/25/20..................      500,000      506,881
   1995 Class PK, 6.35%, 3/15/11.....................    1,203,936    1,208,683
  Federal National Mortgage Assn. Debenture,
   4.70%, 9/10/98....................................    1,000,000      997,653
  Federal National Mortgage Assn. Medium Term Note,
   5.75%, 11/25/16...................................      610,000      608,383
  Government National Mortgage Assn. Pass Thru
   Securities
   Gtd. Remic Trust 1997 Class 13-PA, 6.00%, 1/16/20.    3,714,195    3,716,026
                                                                   ------------
 (Cost $35,769,932)                                                  35,945,745
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.........               159,750,446
                                                                   ------------
 (Cost $159,123,884)
ASSET BACKED SECURITIES -- 19.87%
  Arcadia Automobile Receivable Trust
   6.50%, 6/17/02....................................      600,000      607,892
  BM Mortgage Securities Inc. Mortgage Backed Pass
   Thru Ctf.,
   Series 1998-2, Class 1A10, 6.60%, 06/25/28........    1,600,000    1,611,499
  Case Equipment Loan Trust Asset Backed Pass Thru
   Ctf.,
   Series 1994-C, Class A2, 8.10%, 06/15/01..........      237,967      238,859
  Case Equipment Loan Trust Asset Backed Pass Thru
   Ctf.,
   Series 1995-A, Class A, 7.30%, 03/15/02...........      131,981      133,056
  Case Equipment Loan Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-B, Class A3, 6.65%, 09/15/03..........      424,695      427,546
  Chase Credit Card Trust
   6.30%, 4/15/03....................................    1,880,000    1,901,906
  Chase Manhattan Auto Owner Trust
   6.50%, 12/17/01...................................      375,000      381,508
  Chevy Chase Auto Receivable Trust
   6.20%, 3/20/04....................................      752,004      755,135
  Chevy Chase Auto Receivable Trust
   5.91%, 4/15/00....................................    1,000,000      998,242
  Citicorp Mortgage Securities, Inc. Remic Pass Thru
   Ctf.,
   Series 89-16, Class A-1, AR, 4/1/19...............      173,591      172,834
  Citicorp Mortgage Securities, Inc. Remic Pass Thru
   Ctf.,
   Series 94-9, Class A-3, 5.75%, 6/25/09............    2,040,000    2,024,421
  Collateralized Mortgage Obligations Trust CMO,
   Trust 12, Class D, 9.50%, 2/1/17..................      115,688      117,035
  Discover Card Trust Series 93-B Class A,
   6.75%, 2/16/02....................................      700,000      707,877
  Discover Card Master Trust
   Series 95-2 Class A, 6.55%, 2/15/03...............      550,000      558,251
  First Security Series 98-A Class A,
   5.97%, 4/15/04....................................      916,585      918,769
  Ford Credit Auto Owner Trust Asset Backed Pass Thru
   Ctf.,
   Series 1996-A, Class A3, 6.50%, 11/15/99..........      160,762      161,012

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                    DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                    -----------                       -----------  ------------
  Ford Credit Auto Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-A, Class A4, 6.75%, 09/15/00......... $     607,000 $    612,404
  Greentree Collateralized Mortgage Obligation,
   Series 1997-3, Class A2, 6.49%, 07/15/28.........     2,223,308    2,229,556
  Key Auto Finance Trust
   5.85%, 03/15/03..................................       255,524      255,752
  MBNA Master Credit Card Trust Asset Backed Ctf.,
   Trust 93-3, Series 1993-3A, 5.40%, 9/15/00.......       592,500      590,926
  Merrill Lynch Home Equity Loan Asset Backed Pass
   Thru Ctf.,
   Series 1992-1, Class A, IF, 7/15/22..............       340,697      341,162
  Morgan Stanley Mortgage Trust, CMO,
   Series 38-4, PO, 11/20/21........................        61,402       50,528
  Navistar Financial Corp. Owner Trust Asset Backed
   Pass Thru Ctf.,
   Series 1995-A, Class A2, 6.55%, 11/20/01.........       477,049      478,241
  Navistar Financial Corp. Owner Trust Asset Backed
   Pass Thru Ctf.,
   Series 1997-A, Class A3, 6.75%, 3/15/02..........       500,000      506,707
  Newcourt Receivables Asset Trust
   Series 1997-1, Class A, 6.04%, 06/20/00..........     1,400,000    1,403,000
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-D Class A3, 5.95%, 06/15/01..........     1,200,000    1,201,792
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-D Class A4, 6.05%, 08/15/02..........       500,000      501,992
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-C Class A5, 7.00%, 03/15/04..........     1,150,000    1,181,332
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-B Class A4, 6.70%, 03/15/02..........     2,000,000    2,019,826
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-C Class A4, 6.80%, 03/15/02..........     2,750,000    2,786,803
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-B Class A3, 6.50%, 12/15/00..........       511,431      512,640
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1997-A Class A4, 6.625%, 12/15/02.........     1,435,000    1,457,563
  Olympic Automobile Rec. Trust Asset Backed Pass
   Thru Ctf.,
   Series 1995-C Class A2, 6.20%, 1/15/02...........       731,463      733,733
  Onyx Acceptance Trust Auto Loan Backed Pass Thru
   Ctf.,
   Series 1997-3 Class A, 6.30%, 5/15/04............       374,618      376,724
  Onyx Acceptance Trust Auto Loan Backed Pass Thru
   Ctf.,
   Series 1997-3 Class A, 6.35%, 1/15/04............     1,497,707    1,507,357
  Premier Auto Trust Asset Backed Pass Thru Ctf.,
   Series 1996-4 Class A3, 6.20%, 11/06/00..........       775,122      777,093
  Premier Auto Trust Asset Backed Pass Thru Ctf.,
   Series 1997-2 Class A3, 6.13%, 9/06/00...........       445,000      446,238
  Ryland Acceptance Corp. Four, CMO, Series 78,
   Class 78-B, 9.55%, 3/1/16........................       122,137      123,398
  Sears Credit Account Master Trust
   Series 1995-4 Class A, 6.25%, 1/15/03............     1,466,667    1,470,147
  Sears Credit Account Master Trust
   Series 1996-1 Class A, 6.20%, 2/16/06............     1,000,000    1,011,786

                       See Notes to Financial Statements.

    Pegasus Funds
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

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
  Sears Credit Account Master Trust
   Series 1996-4 Class A, 6.45%, 10/16/06............ $    790,000 $    803,180
  Standard Credit Card Master Trust Asset Backed
   Ctf.,
   Series 1993-3, Class A, 5.50%, 02/07/00...........    2,110,000    2,107,559
  Standard Credit Card Master Trust Asset Backed
   Ctf.,
   Series 1995-10, Class A, 5.90%, 02/07/01..........      450,000      450,702
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1995-2 Class A1, 7.10%, 7/01/00............      796,308      801,558
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-B, Class A4, 6.95%, 11/20/03..........    2,840,000    2,882,069
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-B, Class A3, 6.65%, 8/20/00...........      254,518      255,476
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1996-D, Class A3, 6.05%, 7/20/01...........      842,076      844,446
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1997-D, Class A3, 6.25%, 3/20/02...........    1,000,000    1,006,863
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1997-D, Class A2, 6.20%, 9/20/00...........      500,000      500,782
  Western Financial Owner Trust Asset Backed Pass
   Thru Ctf.,
   Series 1997-B, Class A4, 6.40%, 7/20/02...........    1,450,000    1,469,336
  Western Financial Asset Backed Pass Thru Ctf.,
   Series 1996-C, Class A4, 6.80%, 12/20/03..........    4,000,000    4,055,172
  Western Financial Grantor Trust Auto Receivable P/T
   Ctf:
   1993-4, Class A1, 4.60%, 4/1/99...................       51,871       51,795
   1994-3, Class A, 6.65%, 12/1/99...................       88,199       88,519
   1998-B, Class A4, 6.05%, 4/20/03..................      500,000      499,883
  World Omni Automobile LSE SEC Trust Asset Backed
   Pass Thru Cft.,
   Series 1995-A, Class A, 6.05%, 11/25/01...........      397,826      397,950
                                                                   ------------
TOTAL ASSET BACKED SECURITIES                                        50,507,829
                                                                   ------------
 (Cost $50,265,041)
CORPORATE BONDS AND NOTES -- 15.39%
 Finance -- 14.33%
  Associates Corp. of North America
   9.125%, 4/1/00....................................    1,904,000    2,002,026
   6.625%, 05/15/01..................................    1,015,000    1,031,802
  American Express Credit Corp
   7.375%, 02/01/99..................................      295,000      297,498
  Association Corp. of North America Medium Term Note
   8.50%, 01/10/00...................................    1,025,000    1,062,877
   7.55%, 08/23/01...................................      250,000      261,307
  Association Corp. of North America
   5.25%, 3/30/00....................................    2,654,000    2,624,854
   8.25, 12/01/99....................................    3,240,000    3,339,183
  Association Corp. of North America Medium Term Note
   Series G, 5.49%, 01/28/99.........................      270,000      269,503
  Association Corp. of North America Medium Term Note
   Tranche #00455, 7.48%, 07/27/02...................      300,000      315,429
  Association Corp. of North America Senior Term Note
   6.25%, 9/15/00....................................    1,090,000    1,097,558

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS SHORT BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                     -----------                       -----------  ------------
  Beneficial Finance Corp. Medium Term Note:
   7.34%, 11/26/99.................................... $    200,000 $    203,300
  Du Pont E I De Nemours & Co.
   9.15%, 4/15/00.....................................      825,000      870,130
  Ford Holdings Inc.,
   9.25%, 3/1/00......................................    4,115,000    4,329,404
  Ford Motor Credit Co.:
   8.875%, 06/15/99...................................    1,460,000    1,497,502
   9.50%, 4/15/00.....................................    1,415,000    1,497,308
   9.00%, 9/15/01.....................................    1,192,000    1,291,381
   8.00%, 6/15/02.....................................      219,000      233,643
  Ford Motor Credit Co. Medium Term Note,
   Tranche #00281, 7.47%, 7/29/99.....................    1,200,000    1,217,802
   Tranche #00442, 7.59%, 4/6/00......................      300,000      308,010
  General Motors Acceptance Corp.
   9.375%, 4/1/00.....................................      500,000      527,773
   9.625%, 5/15/00....................................      856,000      910,147
   9.625%, 12/1/00....................................      250,000      270,596
  Goldman Sachs Group, Private Placement Note 144A,
   6.20%, 02/15/01....................................    1,500,000    1,503,092
  Goldman Sachs Group, LP
   6.875%, 9/15/99....................................    1,275,000    1,287,203
  Lehman Brothers Holdings Inc.,
   10.00%, 5/15/99....................................    1,790,000    1,848,094
   8.875%, 11/01/98...................................      532,000      536,620
   7.625%, 7/15/99....................................      365,000      370,127
   7.11%, 9/27/99.....................................    1,063,000    1,075,442
   6.33%, 8/1/00......................................      360,000      361,768
  Northwest Corporation
   6.0%, 3/15/00......................................      280,000      280,936
  Sears Roebuck Acceptance
   6.73%, 8/29/00.....................................      500,000      507,336
  Union Acceptance Corp.
   Series 1997-D, Class A3, 6.26%, 2/08/02............    1,750,000    1,760,190
   Series 1997-D, Class A2, 6.375%, 10/08/03..........    1,422,000    1,431,233
                                                                    ------------
 (Cost $36,244,911)                                                   36,421,071
                                                                    ------------
 Industrial -- 0.51%
  Sears Roebuck & Co
   9.50%, 6/1/99......................................      649,000      667,774
  Texaco Capital, Inc.:
   9.00%, 12/15/99....................................      600,000      626,125
                                                                    ------------
 (Cost $1,293,073)                                                     1,293,899
                                                                    ------------
 Foreign -- 0.55%
  Republic N Y Corp
   9.75%, 12/1/00.....................................    1,290,000    1,401,291
                                                                    ------------
 (Cost $1,397,459)
TOTAL CORPORATE BONDS AND NOTES.......................                39,116,261
                                                                    ------------
 (Cost $38,935,443)
TOTAL INVESTMENTS.....................................              $254,216,623
                                                                    ============
 (Cost $253,166,456)

                       See Notes to Financial Statements.

    Pegasus Funds
 96

PEGASUS SHORT BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------
                       NOTES TO PORTFOLIO OF INVESTMENTS

 (a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

 Adjustable Rate (AR)
 Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.
 Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields of other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
 High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.
 Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MULTI SECTOR BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                      FACE AMOUNT  MARKET VALUE
                     -----------                      -----------  ------------
TEMPORARY CASH INVESTMENT -- 3.34%
 Pegasus Cash Management Fund Class I (in shares)....    4,337,599 $  4,337,599
                                                                   ------------
 (Cost $4,337,599)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 20.19%
 U.S. Treasury Securities -- 13.01%
  U.S. Treasury Bonds:
   12.750%, 11/15/10................................. $  5,740,000    8,175,023
   7.500%, 11/15/16..................................      500,000      600,235
   8.125%, 5/15/21...................................    2,820,000    3,671,725
   8.125%, 8/15/21...................................    1,000,000    1,303,440
  U.S. Treasury Notes:
   8.50%, 2/15/00....................................      560,000      585,463
   Inflation Protection Security, 3.375%, 1/15/07....    2,651,194    2,567,522
                                                                   ------------
 (Cost $16,504,948)                                                  16,903,408
                                                                   ------------
 Agency Obligations -- 7.18%
  Federal Home Loan Mortgage Corp. Gold Participation
   Ctfs.:
   Series #D81734, 7.00%, 8/1/27.....................    1,442,537    1,466,306
  Federal Home Loan Mortgage Corp. Gtd. Multi-Class
   Mortgage Participation Ctfs.:
   Series 1507 Class JC, 6.75%, 12/15/05.............      100,000      102,793
   Series 1552 Class GB, 6.50%, 12/15/21.............      289,000      293,821
   Series 1552 Class HB, 6.500%, 11/15/22............      562,000      571,389
   Series 1556 Class H, 6.50%, 8/15/13...............      115,000      116,918
   Series 1590 Class FA, 5.50%, 1/15/19..............      345,000      340,110
   Series 1630 Class PJ, 6.000%, 5/15/23.............      802,000      797,473
   Series 1671 Class F, 6.25%, 3/15/22...............      250,000      252,088
   Series 1995 Class EM, 6.375%, 8/15/11.............    1,044,481    1,049,174
  Federal National Mortgage Assn. Pass Thru
   Securities Guaranteed Remic Trust:
   Series 1993-23 Class PZ, 7.50%, 3/25/23...........      155,475      171,162
   Series 1993-55 Class K, 6.50%, 5/25/08............      490,000      502,730
   Series 1993-56 Class PZ, 7.00%, 5/25/23...........      449,157      477,052
   Series 1993-70 Class D, 6.900%, 12/25/03..........      242,928      247,648
   Series 1993-140 Class H, 6.50%, 3/25/13...........      300,000      304,555
   Series 1993-231 Class M, 6.00%, 12/25/08..........      615,000      614,828
   Series 1994-40 Class H, 6.00%, 10/25/20...........      311,000      310,556
   Series 1997-12 Class G, 7.00%, 7/18/24............    1,500,000    1,514,003
   Series X-225C Class PD, 5.700%, 6/25/17...........      200,000      198,895
                                                                   ------------
 (Cost $10,699,912)                                                   9,331,498
                                                                   ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.........                26,234,907
                                                                   ------------
 (Cost $27,204,860)
ASSET BACKED SECURITIES -- 21.40%
  Advanta Mortgage Loan Trust Asset Backed Ctf.,
   Series 1994-3, Class A2, 7.60%, 7/25/10...........      203,615      203,312
  BA Mortgage Securities Inc Mortgage Pass Thru Ctf.,
   Series 1998-2, Class 1A10, 6.60%, 6/25/28.........    2,000,000    2,014,374

                       See Notes to Financial Statements.

    Pegasus Funds
 98
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
  Chemical Master Credit Card Trust 1 Asset Backed Ctf.,
   Series 1995-3, Class A, 6.23%, 8/15/02............... $2,500,000 $ 2,543,393
  Chevy Chase Auto Receivables Trust Asset Backed Pass
   Thru Ctf.,
   Series 1995-2, Class A, 5.80%, 6/15/02...............    726,858     727,202
  Citicorp Mortgage Securities Pass Thru Ctf.,
   Series 1994-9, Class A3, 5.75%, 6/25/09..............  2,500,000   2,480,908
  Dayton Hudson Credit Card Master Trust Asset Backed
   Ctf.,
   Series 1995-1, Class A, 6.10%, 2/25/02...............  2,500,000   2,503,833
  Green Tree Financial Corp. Asset Backed Pass Thru
   Ctf.,
   Series 1994-B1, Class A1, 7.15%, 7/15/14.............    236,784     240,933
  Key Auto Finance Trust Asset Backed Pass Thru Ctf.,
   Series 1997-1, Class A1, 5.85%, 3/15/03..............  2,255,524   2,416,972
  MBNA Master Credit Card Trust Asset Backed Pass Thru
   Ctf.,
   Series 1994-C, Class A, Adjustable Rate, 3/15/04.....  1,655,000   1,664,592
  Newcourt Recievables Asset Trust Pass Thru Ctf.,
   Series 1997-1, Class A, 6.04%, 6/20/00...............    500,000     501,072
  Olympic Automobile Receivables Trust Asset Backed Pass
   Thru Ctf.
   Series 1995-D, Class A5, 6.15%, 7/15/01..............  2,300,000   2,307,597
   Series 1996-C, Class A5, 7.00%, 12/15/01.............  3,000,000   3,081,735
  PNC Student Loan Trust Asset Backed Pass Thru Ctf.
   Series 1997-2, Class A6, 6.572%, 1/25/04.............    382,000     394,664
  Security Pacific Acceptance Corp. Asset Backed Pass
   Thru Ctf.,
   Series 1995-1, Class A3, 7.25%, 4/10/20..............  2,000,000   2,093,074
  Union Federal Savings Bank Trust Auto Recievable Pass
   Thru Ctf.,
   Series 1994-D, Class A, 7.65%, 1/10/01...............    573,905     577,035
  Western Financial Asset Backed Pass Thru Ctf.,
   Series 1996-C, Class A4, 6.80%, 12/20/03.............  4,000,000   4,055,172
                                                                    -----------
TOTAL ASSET BACKED SECURITIES...........................             27,805,866
                                                                    -----------
 (Cost $25,250,746)
CORPORATE BONDS AND NOTES -- 55.06%
 Finance -- 45.69%
  ABN AMRO Bank N.V., 7.25%, 5/31/05....................  4,800,000   5,075,630
  American Express Credit Card Note, 6.125% 11/15/01....  2,000,000   2,017,876
  American RE Corp., 7.45%, 12/15/26....................  6,000,000   6,678,060
  Baltimore Gas & Electric Co. Mortgage, 6.60%, 6/25/28.  2,000,000   2,041,476
  Donaldson Lufkin Senior Note, 6.50%, 6/01/08..........  1,000,000   1,005,300
  General Electric Capital Corp., 8.85%, 4/1/05.........  3,500,000   4,047,138
  Genera Motors Acceptance Corp. Note, 7.125%, 5/01/03..  2,000,000   2,087,292
  Grand Metro Investment Corp. Guaranteed Note, 7.45%,
   4/15/35..............................................  4,500,000   5,222,322
  Hertz Corporation Senior Note, 6.625%, 5/15/08........  2,500,000   2,529,653
  Household Finance Co. Note, 7.25%, 7/15/03............  2,000,000   2,090,994
  Lilly Eli & Company Debenture, 8.375%, 12/01/06.......  2,000,000   2,296,600
  Mellon Financial Corp., 7.625%, 11/15/99..............  2,310,000   2,361,640
  National Rural Utilities Coop Financial Corp., 6.75%,
   9/1/01...............................................  4,290,000   4,386,040
  Norwest Corp., Senior Medium Term Note, 7.75%, 3/1/02.  1,500,000   1,589,968
  Republic New York Corp., 7.25%, 7/15/02...............  2,000,000   2,090,338
  Royal Caribbean Cruises Note, 6.75%, 3/15/08..........  5,000,000   5,063,130
  Salomon Inc., 6.70%, 12/1/98..........................  3,700,000   3,712,639

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            99
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998

--------------------------------------------------------------------------------

                                                             FACE
                       DESCRIPTION                          AMOUNT   MARKET VALUE
                       -----------                          ------   ------------
  Societe General Estate, LLC
   Series 144A, Perpetual Maturity, 7.64%, 9/30/07....... $3,055,000  $ 3,040,507
  Travelers Group Note, 6.25%, 12/1/05...................  2,000,000    2,022,806
                                                                     ------------
 (Cost $57,360,241)                                                    59,359,409
                                                                     ------------
 Industrial -- 2.33%
  Beckman Instruments, 7.05%, 6/1/26.....................  3,000,000    3,028,599
                                                                     ------------
 (Cost $3,009,317)
 Public Utility -- 7.04%
  Bell Telephone Co. Pennsylvania, 8.35%, 12/15/30.......  4,000,000    5,083,324
  New York Telephone Note, 5.625%, 11/01/03..............  2,000,000    1,964,418
  Pacific Bell Senior Note, 6.875%, 8/15/06..............  2,000,000    2,100,301
                                                                     ------------
 (Cost $8,300,959)                                                      9,148,043
                                                                     ------------
TOTAL CORPORATE BONDS AND NOTES..........................              71,536,051
                                                                     ------------
 (Cost $68,670,517)
TOTAL INVESTMENTS........................................            $129,914,423
                                                                     ============
 (Cost $125,463,721)

                       See Notes to Financial Statements.

    Pegasus Funds
100

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                    DESCRIPTION                       FACE AMOUNT  MARKET VALUE
                    -----------                       -----------  ------------
TEMPORARY CASH INVESTMENTS -- 7.62%
 Pegasus Cash Management Fund Class I (in shares)...     4,000,000 $ 4,000,000
 Salomon Brothers, Revolving Repurchase Agreement,
  5.95%, 7/1/98 (secured by various U.S. Treasury
  Notes with maturities ranging from 8/15/98 through
  5/15/08 at various interest rates ranging from
  0.00% to 12.00%, all held at Chase Bank).......... $   2,738,721   2,738,721
                                                                   -----------
 TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $6,738,721)                                                   6,738,721
                                                                   -----------
                                                        PAR (A)
                                                     -------------
FOREIGN BONDS -- 92.38%
 ARGENTINA -- 4.82%
 Republic of Argentina, 11.375%, 12/15/99........USD     4,000,000   4,256,740
                                                                   -----------
 AUSTRALIA -- 2.08%
 Australia (Commonwealth), 9.00%, 09/15/04..........     2,500,000   1,834,716
                                                                   -----------
 AUSTRIA -- 0.69%
 Republic of Austria, 7.00%, 01/20/03...............     7,000,000     608,019
                                                                   -----------
 BELGIUM -- 1.87%
 Belgium Government, Series 19, 6.50%, 03/31/05.....    56,000,000   1,856,048
                                                                   -----------
 BRAZIL -- 2.92%
 Federal Republic of Brazil, 10.125%, 05/15/27...USD     3,000,000   2,584,269
                                                                   -----------
 CANADA -- 5.22%
 Canada Government, 6.50%, 06/01/04.................     3,800,000   2,740,547
 Ontario Hydro, 8.825%, 02/06/02....................     2,500,000   1,876,570
                                                                   -----------
                                                                     4,617,117
                                                                   -----------
 DENMARK -- 1.66%
 Kingdom of Denmark, 9.00%, 11/15/98................     2,000,000     295,749
 Kingdom of Denmark, 7.00%, 11/15/07................     7,000,000   1,172,208
                                                                   -----------
                                                                     1,467,957
                                                                   -----------
 FINLAND -- 2.30%
 Republic of Finland, 5.50%, 02/09/01............DEM     2,000,000   1,160,531
 Republic of Finland, 6.00%, 01/29/02............JPY    30,000,000     254,253
 Republic of Finland, 7.25%, 04/18/06...............     3,000,000     632,055
                                                                   -----------
                                                                     2,036,839
                                                                   -----------
 FRANCE -- 9.55%
 Government of France, 5.75%, 03/12/01..............    10,000,000   1,720,428
 Government of France, 5.50%, 04/25/04..............    20,100,000   3,495,372
 Government of France, 5.50%, 05/24/07..............    12,000,000   2,088,984
 Government of France, 6.50%, 04/25/11..............     6,000,000   1,137,217
                                                                   -----------
                                                                     8,442,001
                                                                   -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                    DESCRIPTION                         PAR (A)    MARKET VALUE
                    -----------                      ------------- ------------
 GERMANY -- 10.68%
 Deutsche Bundespost, 5.75%, 04/02/01...............     5,500,000 $ 3,207,467
 Deutsche Bundespost, 7.50%, 08/02/04...............       600,000     387,781
 Federal Republic of Germany, 9.00%, 10/20/00.......       600,000     367,520
 Federal Republic of Germany, 6.50%, 07/15/03.......     4,600,000   2,781,678
 Federal Republic of Germany, 6.00%, 01/06/08.......     4,500,000   2,695,611
                                                                   -----------
                                                                     9,440,047
                                                                   -----------
 INTERNATIONAL -- 9.71%
 Asian Development Bank, 3.125%, 06/29/05........JPY   300,000,000   2,409,596
 Asian Development Bank, 5.00%, 02/06/03.........JPY    40,000,000     338,838
 Council of Europe, 6.875%, 03/05/01.............JPY    30,000,000     250,093
 European Investment Bank, 8.00%, 06/10/03.......GBP     1,300,000   2,288,919
 Inter-American Development Bank, 2.25%,
  02/05/02.......................................JPY   400,000,000   3,009,760
 Inter-American Development Bank, 7.25%,
  05/15/00.......................................JPY    35,000,000     283,002
                                                                   -----------
                                                                     8,580,207
                                                                   -----------
 ITALY -- 8.58%
 Italian Government, 8.50%, 01/01/99................ 5,500,000,000   3,150,160
 Italian Government, 9.50%, 02/01/06................ 3,500,000,000   2,541,224
 Italian Government, 6.75%, 02/01/07................ 3,000,000,000   1,896,325
                                                                   -----------
                                                                     7,587,709
                                                                   -----------
 JAPAN -- 11.02%
 Export-Import Bank Japan, 4.375%, 10/01/03.........    30,000,000     251,339
 Export-Import Bank Japan, 2.875%, 07/28/05.........   400,000,000   3,185,505
 Government of Japan, 4.50%, 12/20/04...............    40,000,000     347,031
 International Bank of Reconstruction & Development,
  5.25%, 03/20/02...................................   100,000,000     835,069
 International Bank of Reconstruction & Development,
  4.75%, 12/20/04...................................   200,000,000   1,764,322
 Japan Development Bank, 6.50%, 09/20/01............    35,000,000     296,956
 Nippon Telephone & Telegraph, 2.50%, 07/25/07......   400,000,000   3,060,071
                                                                   -----------
                                                                     9,740,293
                                                                   -----------
 NETHERLANDS -- 3.54%
 Netherland Government, 5.75%, 01/15/04.............     6,000,000   3,125,287
                                                                   -----------
 NEW ZEALAND -- 1.87%
 New Zealand Government, 8.00%, 04/15/04............     3,000,000   1,656,642
                                                                   -----------
 PANAMA -- 3.34%
 Republic of Panama, 7.875%, 02/13/02...............     3,000,000   2,951,379
                                                                   -----------
 SOUTH AFRICA -- 1.17%
 Republic of South Africa, 9.625%, 12/15/99......USD     1,000,000   1,040,000
                                                                   -----------
 SPAIN -- 3.19%
 Spanish Government, 8.00%, 05/30/04................   370,000,000   2,817,661
                                                                   -----------
 SWEDEN -- 1.56%
 Swedish Government, 8.00%, 08/15/07................     9,000,000   1,379,274
                                                                   -----------

                       See Notes to Financial Statements.

    Pegasus Funds
102

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                       DESCRIPTION                         PAR (A)  MARKET VALUE
                       -----------                        --------- ------------
 UNITED KINGDOM -- 6.61%
 Exchequer, 12.25%, 03/26/99.............................   250,000 $   431,470
 United Kingdom Treasury, 7.00%, Stock 2001.............. 2,000,000   3,373,404
 United Kingdom Treasury, 8.00%, Stock 2013.............. 1,000,000   2,040,359
                                                                    -----------
                                                                      5,846,233
                                                                    -----------
TOTAL FOREIGN BONDS......................................            81,685,638
                                                                    -----------
 (COST $86,851,447)
TOTAL INVESTMENTS........................................           $88,404,359
                                                                    ===========
 (COST $93,590,168)

(a) In local currencies unless otherwise noted.

CURRENCY ABBREVIATIONS

  DEM German Deutschemark
  GBP United Kingdom Pound Sterling
  JPY Japanese Yen
  USD United States Dollar

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
TEMPORARY CASH INVESTMENT -- 2.85%
 Pegasus Cash Management Fund Class I (in shares).......  1,933,941 $ 1,933,941
                                                                    -----------
 (Cost $1,933,941)
CORPORATE BONDS AND NOTES -- 93.42%
 Aerospace & Defense -- 0.16%
  Tracor, Inc., 8.500%, 3/1/07.......................... $  100,000     109,000
                                                                    -----------
 (Cost $103,614)
 Automotive -- 1.74%
  Collins & Aikman Products, 11.500%, 4/15/06...........    575,000     643,281
  Lear Corp., 9.500%, 7/15/06...........................    300,000     328,500
  Oshkosh Truck Corp., 8.750%, 3/1/08...................    100,000     101,500
  Oxford Automotive, Inc., 10.125%, 6/15/07.............    100,000     103,750
                                                                    -----------
 (Cost $1,175,975)                                                    1,177,031
                                                                    -----------
 Banking -- 1.51%
  First Nationwide Holdings
   9.125%, 1/15/03......................................    550,000     573,375
   10.625%, 10/1/03.....................................    400,000     451,000
                                                                    -----------
 (Cost $1,017,084)                                                    1,024,375
                                                                    -----------
 Beverage & Tobacco -- 0.37%
  Dimon, Inc., 8.875%, 6/1/06 ..........................    250,000     250,000
                                                                    -----------
 (Cost $265,608)
 Broadcast Radio & TV -- 7.21%
  Acme Television LLC
   Series B, Step Up, 0% to 9/30/00, thereafter 10.875%,
    9/30/04 (b).........................................    300,000     249,000
  Big City Radio, Inc.
   Series 144A, Step Up, 0% to 3/15/01, thereafter
    11.250%, 3/15/05 (a) (b)............................    425,000     323,000
  Capstar Broadcasting, 9.250%, 7/1/07..................    150,000     157,875
  Chancellor Media Corp. Los Angeles
   Series B, 10.500%, 1/15/07...........................    100,000     111,000
   Series B, 8.750%, 6/15/07............................    675,000     705,375
   Series B, 8.125%, 12/15/07...........................    475,000     482,125
  Cumulus Media, Inc., 10.375%, 7/1/08..................    150,000     152,250
  Fox/Liberty Networks LLC
   8.875%, 8/15/07......................................    125,000     127,812
   Step Up, 0% to 8/15/02, thereafter 9.750%, 8/15/07
    (b).................................................    725,000     500,250
  Lamar Advertising Co., 9.625%, 12/1/06................    200,000     215,250
  Outdoor Systems, 8.875%, 6/15/07......................    600,000     627,000
  Sinclair Broadcasting Group
   10.000%, 9/30/05.....................................    100,000     107,750
   9.000%, 7/15/07......................................    600,000     627,000
   8.750%, 12/15/07.....................................    300,000     310,500
  Young Broadcasting, Inc., Series B, 9.000%, 1/15/06...    175,000     185,063
                                                                    -----------
 (Cost $4,767,615)                                                    4,881,250
                                                                    -----------
 Building & Development -- 1.24%
  American Architectural, 11.750%, 12/1/07..............    175,000     181,125
  American Builders Contractors Supply Co., Series B,
   10.625%, 5/15/07.....................................    275,000     276,375
  Building Materials Corp., Series B, 8.000%, 10/15/07..    375,000     378,750
                                                                    -----------
 (Cost $835,978)                                                        836,250
                                                                    -----------

                       See Notes to Financial Statements.

    Pegasus Funds
104

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Business Equipment & Services -- 2.05%
  Dialog Corp. PLC, Series A, 11.000%, 11/15/07....... $  325,000  $   357,500
  Fisher Scientific International, Inc., 9.000%,
   2/1/08.............................................    250,000      250,000
  US Office Products Co., Series 144A, 9.750%, 6/15/08
   (a)................................................    325,000      328,656
  United Stationers Supply Co.
   12.750%, 5/1/05....................................    134,000      153,430
   Series 144A, 8.375%, 4/15/08 (a)...................    300,000      301,500
                                                                   -----------
 (Cost $1,354,552)                                                   1,391,086
                                                                   -----------
 Cable Television -- 9.32%
  CSC Holdings, Inc.
   9.250%, 11/1/05....................................    450,000      483,750
   7.875%, 12/15/07...................................    250,000      265,000
  Charter Communications Southeast Holdings
   Series B, Step Up, 0% to 3/15/01, thereafter
    14.000%, 3/15/07 (b)..............................    375,000      309,375
  Comcast Corp., 9.375%, 5/15/05......................    250,000      268,125
  Diamond Cable Communications PLC
   Step Up, 0% to 12/15/00, thereafter 11.750%,
    12/15/05 (b)......................................     75,000       62,438
   Step Up, 0% to 2/15/02, thereafter 10.750%, 2/15/07
    (b)...............................................    450,000      333,000
  Diamond Holdings PLC, Series 144A, 9.125%, 2/1/08
   (a)................................................    150,000      156,375
  Diva Systems Corp.,
   Unit, Step Up, 0% to 3/1/03, thereafter 12.625%,
    3/1/08 (b)........................................    275,000      130,625
  EchoStar Satellite Broadcasting Corp.
   Step Up, 0% to 3/15/00, thereafter 13.125%, 3/15/04
    (b)...............................................    275,000      254,375
  International Cabletel, Inc.
   Series B, Step Up, 0% to 2/1/01, thereafter
    11.500%, 2/1/06 (b)...............................    800,000      660,000
  Lenfest Communications
   8.375%, 11/1/05....................................    300,000      320,250
   Series 144A, 8.250%, 2/15/08 (a)...................    275,000      286,687
  NTL, Inc.
   Series 144A, Step Up, 0% to 4/1/03, thereafter
    9.750%, 4/1/08 (a) (b)............................  1,075,000      704,125
  Pegasus Communications, Series B, 9.625%, 10/15/05..    375,000      388,125
  Rogers Cablesystems LTD, Series B, 10.000%, 3/15/05.    275,000      306,625
  TeleWest Communication PLC
   Step Up, 0% to 10/1/00, thereafter 11.000%, 10/1/07
    (b)...............................................  1,050,000      871,500
  UIH Australia/Pacific
   Series B, Step Up, 0% to 5/15/01, thereafter
    14.000%, 5/15/06 (b)..............................    300,000      181,500
  United International Holdings, Inc.
   Series B, Step Up, 0% to 2/15/03, thereafter
    10.750%, 2/15/08 (b)..............................    525,000      328,125
                                                                   -----------
 (Cost $6,216,059)                                                   6,310,000
                                                                   -----------
 Chemicals & Plastics -- 2.60%
  Buckeye Cellulose Corp., 8.500%, 12/15/05...........    425,000      431,375
  ISP Holdings, Inc., Series B, 9.750%, 2/15/02.......    450,000      474,750
  Polymer Group, Inc.
   Series B, 9.000%, 7/1/07...........................    500,000      510,000
   Series 144A, 8.750%, 3/1/08 (a)....................    200,000      200,500
  Sterling Chemicals Holdings, Inc.
   Step Up, 0% to 8/15/01, thereafter 13.500%, 8/15/08
    (b)...............................................    250,000      143,750
                                                                   -----------
 (Cost $1,810,959)                                                   1,760,375
                                                                   -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            105
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Clothing & Textiles -- 2.71%
  Collins & Aikman Floorcoverings, Series B, 10.000%,
   1/15/07............................................ $  500,000  $   527,500
  Dyersburg Corp., Series B, 9.750%, 9/1/07...........    200,000      192,000
  GFSI, Inc., Series B, 9.625%, 3/1/07................    200,000      209,000
  Glenoit Corp., 11.000%, 4/15/07.....................    250,000      268,750
  Pillowtex Corp.
   10.000%, 11/15/06..................................    500,000      537,500
   Series B, 9.000%, 12/15/07.........................    100,000      103,250
                                                                   -----------
 (Cost $1,848,932)                                                   1,838,000
                                                                   -----------
 Conglomerates -- 0.45%
  Eagle Picher Industries, Series 144A, 9.375%, 3/1/08
   (a)................................................    300,000      304,500
                                                                   -----------
 (Cost $301,414)
 Consumer Products -- 5.66%
  American Safety Razor Co., Series B, 9.875%, 8/1/05.    150,000      160,125
  Amscan Holdings, Inc., 9.875%, 12/15/07.............    425,000      431,375
  Boyds Collection LTD, Series 144A, 9.000%, 5/15/08
   (a)................................................    250,000      250,625
  Chattem, Inc., Series 144A, 8.875%, 4/1/08 (a)......    325,000      321,750
  Diamond Brands, Inc.
   Series 144A, 10.125%, 4/15/08 (a)..................    125,000      125,625
   Series 144A, Step Up, 0% to 4/15/03, thereafter
    12.875%, 4/15/09 (a) (b)..........................    175,000       94,500
  Icon Health & Fitness, Series B, 13.000%, 7/15/02...    250,000      251,250
  NBTY, Inc., Series B, 8.625%, 9/15/07...............    350,000      357,000
  Playtex Products, Series B, 8.875%, 7/15/04.........    500,000      515,000
  Revlon Consumer Products Corp., 8.625%, 2/1/08......    725,000      728,625
  Sealy Mattress Co., 9.875%, 12/15/07................    125,000      128,125
  Simmons Co., 10.750%, 4/15/06.......................    350,000      376,250
  Syratech Corp., 11.000%, 4/15/07....................    100,000       89,000
                                                                   -----------
 (Cost $3,852,263)                                                   3,829,250
                                                                   -----------
 Container & Glass Products -- 0.71%
  Tekni-Plex, Inc., Series B, 9.250%, 3/1/08..........    475,000      477,375
                                                                   -----------
 (Cost $484,664)
 Ecological Services & Equipment -- 1.24%
  Allied Waste Industries
   Step Up, 0% to 6/1/02, thereafter 11.300%, 6/1/07
    (b)...............................................    950,000      700,625
  Allied Waste North America, 10.250%, 12/1/06........    125,000      137,656
                                                                   -----------
 (Cost $828,623)                                                       838,281
                                                                   -----------
 Electronics -- 0.62%
  Fairchild Semiconductor Corp., 10.125%, 3/15/07.....    100,000      102,500
  PX Escrow Corp.
   Series 144A, Step Up, 0% to 2/1/02, thereafter
    9.625%, 2/1/06 (a) (b)............................    200,000      144,500
  Viasystems, Inc., Series B, 9.750%, 6/1/07..........    175,000      172,375
                                                                   -----------
 (Cost $434,809)                                                       419,375
                                                                   -----------
 Farming & Agriculture -- 0.30%
  Purina Mills, Inc., Series 144A, 9.000%, 3/15/10
   (a)................................................    200,000      206,000
                                                                   -----------
 (Cost $200,000)

                       See Notes to Financial Statements.

    Pegasus Funds
106

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Financial Intermediaries -- 0.56%
  Contifinancial Corp., 8.125%, 4/1/08................ $  375,000  $   380,141
                                                                   -----------
 (Cost $374,590)
 Food & Drug Retailers -- 1.79%
  Community Distributors, Series B, 10.250%, 10/15/04.    150,000      152,250
  Di Giorgio Corp., Series B, 10.000%, 6/15/07........    300,000      299,250
  Jitney-Jungle Stores of America, Inc., 10.375%,
   9/15/07............................................    325,000      348,563
  Stater Brothers, 9.000%, 7/1/04.....................    400,000      412,000
                                                                   -----------
 (Cost $1,185,640)                                                   1,212,063
                                                                   -----------
 Food Products -- 2.49%
  Aurora Foods, Series B, 9.875%, 2/15/07.............    225,000      239,625
  Curtice-Burns Foods, Inc., 12.250%, 2/1/05..........    150,000      165,000
  Eagle Family Foods, Series 144A, 8.750%, 1/15/08
   (a)................................................    600,000      586,500
  International Home Foods, 10.375%, 11/1/06..........    425,000      463,250
  Van de Kamps, Inc., 12.000%, 9/15/05................    200,000      229,000
                                                                   -----------
 (Cost $1,674,930)                                                   1,683,375
                                                                   -----------
 Food Services -- 1.01%
  Ameriserv Food Distribution, Inc., 10.125%, 7/15/07.    575,000      594,406
  Nebco Evans Holding Co., Step Up, 0% to 7/15/02,
   thereafter 12.375%, 7/15/07 (b)....................    125,000       86,875
                                                                   -----------
 (Cost $682,381)                                                       681,281
                                                                   -----------
 Forest Products -- 0.34%
  Stone Container Corp., 9.875%, 2/1/01...............    225,000      232,312
                                                                   -----------
 (Cost $229,534)
 Healthcare -- 4.20%
  Alliance Imaging, 9.625%, 12/15/05..................    100,000      101,500
  Conmed Corp., Series 144A, 9.000%, 3/15/08 (a)......    250,000      250,000
  Dade International, Inc., Series B, 11.125%, 5/1/06.    450,000      508,500
  Everest Healthcare Services, Series 144A, 9.750%,
   5/1/08 (a).........................................    200,000      205,000
  Genesis Health Ventures, 9.750%, 6/15/05............    150,000      154,875
  Hudson Respiratory Care, Series 144A, 9.125%,
   4/15/08 (a)........................................    275,000      262,625
  Oxford Health Plans, Series 144A, 11.000%, 5/15/05
   (a)................................................     50,000       51,250
  Tenet Healthcare Corp.
   8.000%, 1/15/05....................................  1,025,000    1,055,514
   8.625%, 1/15/07....................................    100,000      103,750
   Series 144A, 8.125%, 12/1/08 (a)...................    150,000      151,500
                                                                   -----------
 (Cost $2,839,229)                                                   2,844,514
                                                                   -----------
 Home Products & Furnishings -- 0.73%
  Falcon Building Products, Inc.,
   Series B, Step Up, 0% to 6/15/02, thereafter
    10.500%, 6/15/07 (b)..............................    500,000      335,000
  Werner Holdings Co., Inc., A, 10.000%, 11/15/07.....    150,000      156,750
                                                                   -----------
 (Cost $494,121)                                                       491,750
                                                                   -----------
 Hotels, Motels, Inns & Casinos -- 0.24%
  Courtyard by Marriott, Series B, 10.750%, 2/1/08....    150,000      165,375
                                                                   -----------
 (Cost $164,016)

                       See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Industrial Products & Equipment -- 3.78%
  Amphenol Corp., 9.875%, 5/15/07..................... $  300,000  $   317,250
  Anchor Lamina, Inc., 9.875%, 2/1/08.................    150,000      147,000
  Continental Global Group, Series B, 11.000%, 4/1/07.    375,000      391,875
  Euramax International, Inc., 11.250%, 10/1/06.......    150,000      162,750
  Grove Worldwide LLC, Series 144A, 9.250%, 5/1/08
   (a)................................................    100,000       99,500
  International Utility Structures, Series 144A,
   10.750%, 2/1/08 (a)................................    125,000      128,125
  JTM Industries, Series 144A, 10.000%, 4/15/08 (a)...    250,000      255,000
  Johnstown America Industries, Series C, 11.750%,
   8/15/05............................................    125,000      139,063
  MMI Products, Inc., Series B, 11.250%, 4/15/07......    250,000      275,000
  Neenah Corp., Series B, 11.125%, 5/1/07.............    200,000      219,000
  Wesco Distribution, Inc., Series 144A, 9.125%,
   6/1/08 (a).........................................    325,000      323,375
  Wesco International, Inc.
   Series 144A, Step Up, 0% to 6/1/03, thereafter
    11.125%, 6/1/08 (a) (b)...........................    175,000      103,250
                                                                   -----------
 (Cost $2,552,464)                                                   2,561,188
                                                                   -----------
 Leisure & Entertainment -- 4.33%
  AMF Bowling Worldwide
   Series B, Step Up, 0% to 3/15/01, thereafter
    12.250%, 3/15/06 (b)..............................    337,000      271,285
  Premier Parks, Inc.
   9.250%, 4/1/06.....................................     50,000       51,812
   9.750%, 1/15/07....................................    325,000      354,656
   Step Up, 0% to 4/1/03, thereafter 10.000%, 4/1/08
    (b)...............................................    175,000      117,250
  Regal Cinemas, Series 144A, 9.500%, 6/1/08 (a)......    375,000      380,625
  Six Flags Theme Parks
   Series A, Step Up, 0% to 6/15/98, thereafter
    12.250%, 6/15/05 (b)..............................    450,000      513,000
  Viacom International, 8.000%, 7/7/06................  1,200,000    1,243,500
                                                                   -----------
 (Cost $2,858,841)                                                   2,932,128
                                                                   -----------
 Machinery & Equipment -- 1.20%
  Alvey Systems, 11.375%, 1/31/03.....................    150,000      163,125
  Clark Materials Handling, 10.750%, 11/15/06.........    400,000      426,000
  Columbus McKinnon Corp., Series 144A, 8.500%, 4/1/08
   (a)................................................     75,000       74,438
  National Equipment Services, Series 144A, 10.000%,
   11/30/04 (a).......................................    150,000      152,250
                                                                   -----------
 (Cost $805,920)                                                       815,813
                                                                   -----------
 Metals & Mining -- 0.53%
  AEI Holding Company, Inc., Series 144A, 10.000%,
   11/15/07 (a).......................................    175,000      175,437
  Anker Coal Group, Series B, 9.750%, 10/1/07.........    200,000      183,000
                                                                   -----------
 (Cost $377,780)                                                       358,437
                                                                   -----------
 Oil & Gas -- 5.27%
  Abraxas Petroleum Corp., Series D, 11.500%, 11/1/04.    200,000      207,000
  Chiles Offshore LLC, Series 144A, 10.000%, 5/1/08
   (a)................................................    250,000      242,500
  DI Industries, Inc., 8.875%, 7/1/07.................    200,000      194,000
  Dailey Petroleum Service, Series B, 9.500%, 2/15/08.    400,000      392,000
  Forcenergy, Inc., 8.500%, 2/15/07...................    500,000      475,000
  KCS Energy, Inc., 8.875%, 1/15/08...................    300,000      286,500
  Ocean Energy, Inc., 10.375%, 10/15/05...............    500,000      552,500
  Pacalta Resources LTD, Series B, 10.750%, 6/15/04...    250,000      250,000

                       See Notes to Financial Statements.

    Pegasus Funds
108

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
  Pogo Producing Company, Series B, 8.750%, 5/15/07... $  250,000  $   255,000
  Pride Petroleum Services, Inc., 9.375%, 5/1/07......    375,000      396,563
  Universal Compression, Inc.
   Series 144A, Step Up, 0% to 2/15/03, thereafter
    9.875%, 2/15/08 (a) (b)...........................    500,000      317,500
                                                                   -----------
 (Cost $3,658,210)                                                   3,568,563
                                                                   -----------
 Printing & Publishing -- 2.63%
  Garden State Newspapers, Series B, 8.750%, 10/1/09..    550,000      561,000
  Hollinger International Publishing
   9.250%, 2/1/06.....................................    400,000      420,000
   9.250%, 3/15/07....................................    250,000      262,500
  K-III Communications Corp., Series B, 8.500%,
   2/1/06.............................................    275,000      282,549
  Ziff-Davis, Inc., 8.500%, 5/1/08....................    250,000      253,750
                                                                   -----------
 (Cost $1,760,383)                                                   1,779,799
                                                                   -----------
 Retailers -- 0.47%
  Leslie's Poolmart, 10.375%, 7/15/04.................    300,000      316,500
                                                                   -----------
 (Cost $312,557)
 Services -- 0.81%
  Coinmach Corp., Series D, 11.750%, 11/15/05.........    250,000      280,000
  Sitel Corp., Series 144A, 9.250%, 3/15/06 (a).......    275,000      268,125
                                                                   -----------
 (Cost $552,055)                                                       548,125
                                                                   -----------
 Steel -- 0.92%
  GS Technologies, 12.250%, 10/1/05...................    325,000      360,750
  Ryerson Tull, Inc., 8.500%, 7/15/01.................    250,000      261,250
                                                                   -----------
 (Cost $618,829)                                                       622,000
                                                                   -----------
 Surface Transportation -- 3.57%
  Allied Holdings, 8.625%, 10/1/07....................    350,000      353,500
  AmeriTruck Distribution, Series B, 12.250%,
   11/15/05...........................................    325,000      190,125
  Chemical Leaman Corp., 10.375%, 6/15/05.............    200,000      212,500
  Gearbulk Holdings, 12.250%, 12/1/04.................    400,000      439,000
  The Holt Group, Series 144A, 9.750%, 1/15/06 (a)....    200,000      197,000
  Statia Terminals, Series B, 11.750%, 11/15/03.......    150,000      157,500
  Stena AB
   10.500%, 12/15/05..................................    425,000      464,312
   8.750%, 6/15/07....................................    300,000      302,250
  Stena Line AB, 10.625%, 6/1/08......................    100,000      101,875
                                                                   -----------
 (Cost $2,571,239)                                                   2,418,062
                                                                   -----------
 Telecommunications & Cellular -- 19.87%
  American Cellular Corp., Series 144A, 10.500%,
   5/15/08 (a)........................................    350,000      350,875
  Arch Communications, Inc., Series 144A, 12.750%,
   7/1/07 (a).........................................    250,000      253,750
  Call-Net Enterprises, Inc.,
   Step Up, 0% to 8/15/02, thereafter 9.270%, 8/15/07
    (b)...............................................    725,000      511,125
  Comcast Cellular Holdings, Inc., Series B, 9.500%,
   5/1/07.............................................    375,000      393,750
  E. Spire Communications, Inc.
   Step Up, 0% to 11/1/00, thereafter 13.000%, 11/1/05
    (b)...............................................     75,000       61,125
   Step Up, 0% to 4/1/01, thereafter 12.750%, 4/1/06
    (b)...............................................    200,000      155,000
   13.750%, 7/15/07...................................     50,000       57,375

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
  Esprit Telecom, 11.500%, 12/15/07................... $  100,000  $   103,375
  Hermes Europe Railtel BV, 11.500%, 8/15/07 (a)......    375,000      421,875
  Highwaymaster Communications, Inc., Series B,
   13.750%, 9/15/05...................................    100,000       75,000
  ICG Holdings, Inc.
   Step Up, 0% to 5/1/01, thereafter 12.500%, 5/1/06
    (b)...............................................    350,000      275,188
   Step Up, 0% to 3/15/02, thereafter 11.625%, 3/15/07
    (b)...............................................    400,000      284,500
  Intermedia Communications
   Step Up, 0% to 7/15/02, thereafter 11.250%, 7/15/07
    (b)...............................................    850,000      624,750
   Series B, 8.875%, 11/1/07..........................    100,000      102,750
   Series 144A, 8.600%, 6/1/08 (a)....................    350,000      356,125
  IXC Communications, Inc., Series 144A, 9.000%,
   4/15/08 (a)........................................    250,000      251,875
  Level 3 Communications, Inc., Series 144A, 9.125%,
   5/1/08 (a).........................................  1,200,000    1,176,000
  McLeodUSA, Inc.
   Step Up, 0% to 3/1/02, thereafter 10.500%, 3/1/07
    (b)...............................................    750,000      562,500
   9.250%, 7/15/07....................................    150,000      156,375
   Series 144A, 8.375%, 3/15/08 (a)...................    100,000      100,250
  Metronet Communications, Inc.
   Unit, 12.000%, 8/15/07.............................    200,000      226,000
   Series 144A, Step Up, 0% to 6/15/03, thereafter
    9.950%, 6/15/08 (a) (b)...........................    700,000      436,625
  Millicom International Cellular
   Step Up, 0% to 6/1/01, thereafter 13.500%, 6/1/06
    (b)...............................................    525,000      408,187
  Nextel Communications, Inc.
   Step Up, 0% to 9/15/02, thereafter 10.650%, 9/15/07
    (b)...............................................    525,000      358,313
   Series 144A, Step Up, 0% to 2/15/03, thereafter
    9.950%, 2/15/08 (a) (b)...........................    900,000      583,875
   Series 144A, Step Up, 0% to 4/15/03, thereafter
    12.125%, 4/15/08 (a) (b)..........................    200,000      117,500
  Nextlink Communications
   9.625%, 10/1/07....................................    400,000      410,000
   Series 144A, Step Up, 0% to 4/15/03, thereafter
    9.450%, 4/15/08 (a) (b)...........................    375,000      231,562
  Paging Network, 10.000%, 10/15/08...................    575,000      600,156
  Pathnet, Inc., Unit, 12.250%, 4/15/08...............    275,000      292,875
  PsiNet, Inc., Series B, 10.000%, 2/15/05............    100,000      102,750
  Qwest Communications International
   Step Up, 0% to 10/15/02, thereafter 9.470%,
    10/15/07 (b)......................................    900,000      676,125
  Rogers Cantel, Inc., 8.800%, 10/1/07................    500,000      498,125
  Telecom Techniques Co., Series 144A, 9.750%, 5/15/08
   (a)................................................    400,000      411,000
  Teligent, Inc.
   11.500%, 12/1/07...................................    350,000      354,375
   Series 144A, Step Up, 0% to 3/1/03, thereafter
    11.500%, 3/1/08 (a) (b)...........................    225,000      123,750
  Telesystem International Wireless, Inc.
   Series B, Step Up, 0% to 6/30/02, thereafter
    13.250%, 6/30/07 (b)..............................    400,000      265,000
   Series C, Step Up, 0% to 11/1/02, thereafter
    10.500%, 11/1/07 (b)..............................    350,000      209,125
  Triton Communications
   Series 144A, Step Up, 0% to 5/1/03, thereafter
    11.625%, 5/1/08 (a) (b)...........................    550,000      312,125
  US Xchange LLC, Series 144A, 15.000%, 7/1/08 (a)....    175,000      180,689
  Viatel, Inc.
   Units, 11.125%, 4/15/08............................    300,000      316,500
   Units, Step Up, 0% to 4/15/03, thereafter 12.500%,
    4/15/08 (b).......................................    100,000       61,500
                                                                   -----------
  (Cost $13,375,779)                                                13,449,720
                                                                   -----------

                       See Notes to Financial Statements.

    Pegasus Funds
110

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Utilities -- 0.79%
  El Paso Electric Co., First Mortgage Series E,
   9.400%, 5/1/11..................................... $  400,000  $   462,508
  Niagara Mohawk Power Corp.
   Series H, Step Up, 0% to 7/1/03, thereafter 8.500%,
    7/1/10 (b)........................................    100,000       69,302
                                                                   -----------
 (Cost $511,918)                                                       531,810
                                                                   -----------
TOTAL CORPORATE BONDS AND NOTES.......................              63,245,104
                                                                   -----------
 (Cost $63,098,565)
                                                         SHARES
                                                         ------
COMMON STOCKS -- 0.03%
 Cable Television -- 0.01%
  Pegasus Communications, Warrant*....................        175        5,775
  UIH Australia/Pacific, Warrant*.....................        300        1,538
                                                                   -----------
                                                                         7,313
                                                                   -----------
 Telecommunications & Cellular -- 0.02%
  Highwaymaster Communications, Warrant*..............        100        1,012
  Metronet Communications, Warrant*...................        200        9,667
                                                                   -----------
                                                                        10,679
                                                                   -----------
TOTAL COMMON STOCKS...................................                  17,992
                                                                   -----------
 (Cost $3,636)
PREFERRED STOCKS -- 3.70%
 Broadcast Radio & TV -- 1.65%
  Benedek Communications, Series 144A, 11.500% (a)....        200      202,000
  CBS Radio, Inc., Series B, 11.375%..................      1,750      203,438
  Capstar Broadcasting Partners, Inc., PIK, 12.000%**.        845      100,025
  Cumulus Media, Inc., Series A, 13.750%..............        150      154,125
  SFX Broadcasting, Inc., Cumulative, Series E,
   12.625%............................................      2,657      300,905
  Sinclair Capital, 11.625%...........................      1,425      158,303
                                                                   -----------
                                                                     1,118,796
                                                                   -----------
 Cable Television -- 0.69%
  Echostar Communications, Series B, PIK, 12.125%**...        219      242,692
  Pegasus Communications, Series A, 12.750%...........        198      223,755
                                                                   -----------
                                                                       466,447
                                                                   -----------
 Food Services -- 0.15%
  Nebco Evans Holding Co., PIK, 11.250%**.............      1,027      104,964
                                                                   -----------
 Healthcare -- 0.08%
  River Holdings Corp., Series 144A, PIK, 11.500%
   (a)**..............................................        500       50,875
                                                                   -----------
 Printing & Publishing -- 0.93%
  Primedia, Inc.
   Series F, 9.200%...................................      5,250      534,188
   Series H, 8.625%...................................      1,000       97,500
                                                                   -----------
                                                                       631,688
                                                                   -----------

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                         DESCRIPTION                          SHARES MARKET VALUE
                         -----------                          ------ ------------
 Telecommunications & Cellular -- 0.20%
  Nextel Communications, Series 144A, PIK, 11.125% (a)**.....  128   $   132,480
                                                                     -----------
TOTAL PREFERRED STOCKS.......................................          2,505,250
                                                                     -----------
 (Cost $2,428,995)
TOTAL INVESTMENTS............................................        $67,702,287
                                                                     ===========
 (Cost $67,465,137)

 * Non-income producing security.

** PIK--Payment-In-Kind

(a) Security Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                                                 PERCENTAGE
                          ACQUISITION            PRICE PER  ORIGINAL    MARKET    OF TOTAL
        HOLDING              DATE        PAR       UNIT       COST      VALUE    INVESTMENTS
------------------------  ----------- ---------- --------- ---------- ---------- -----------
AEI Holding Company,
 Inc....................    11/6/97   $  175,000 $  100.25 $  177,875 $  175,438    0.26%
American Cellular Corp..     5/6/98      350,000    100.25    348,451    350,875    0.52
Arch Communications,
 Inc....................    6/24/98      250,000    101.50    245,123    253,750    0.37
Benedek Communications..     5/7/98          200  1,010.00    200,000    202,000    0.30
Big City Radio, Inc.....     3/2/98      425,000     76.00    312,430    323,000    0.48
Boyds Collection LTD....    4/16/98      250,000    100.25    249,750    250,625    0.37
Chattem, Inc............    3/20/98      325,000     99.00    327,156    321,750    0.48
Chiles Offshore LLC.....    4/24/98      250,000     97.00    251,781    242,500    0.36
Columbus McKinnon Corp..    3/26/98       75,000     99.25     74,801     74,438    0.11
Conmed Corp.............    2/26/98      250,000    100.00    250,000    250,000    0.37
Diamond Brands, Inc.,
 Step Up 4/15/09........    4/15/98      175,000     54.00     94,291     94,500    0.14
Diamonds Brands, Inc....    4/15/98      125,000    100.50    125,500    125,625    0.19
Diamonds Holdings PLC...    1/30/98      150,000    104.25    151,875    156,375    0.23
Eagle Family Foods......    1/16/98      600,000     97.75    605,188    586,500    0.87
Eagle Picher Industries.    2/19/98      300,000    101.50    310,442    304,500    0.45
Everest Healthcare Serv-
 ices...................    4/30/98      200,000    102.50    200,000    205,000    0.30
Hermes Europe Railtel
 BV.....................    3/25/98      375,000    112.50    408,188    421,875    0.62
Hudson Respiratory Care.     4/2/98      275,000     95.50    274,625    262,625    0.39
Intermedia Communica-
 tions..................    5/21/98      350,000    101.75    350,000    356,125    0.53
International Utility
 Structures.............    1/27/98      125,000    102.50    126,375    128,125    0.19
IXC Communications,
 Inc....................    4/16/98      250,000    100.75    249,250    251,875    0.37
JTM Industries..........    4/17/98      250,000    102.00    252,938    255,000    0.38
Lenfest Communications..    3/24/98      275,000    104.25    279,688    286,688    0.42
Level 3 Communications,
 Inc....................    4/23/98    1,200,000     98.00  1,187,467  1,176,000    1.74
McleodUSA, Inc..........    3/10/98      100,000    100.25    100,000    100,250    0.15
Metronet Communications,
 Inc....................     7/7/98      700,000    62.375    430,185    436,625    0.64
National Equipment Serv-
 ices...................   11/20/97      150,000    101.50    148,151    152,250    0.22
Nextel Communications...     2/6/98          128  1,035.00    126,869    132,480    0.20
Nextel Communications,
 Inc., Step Up 2/15/03..     2/6/98      900,000    64.875    554,817    583,875    0.86
Nextel Communications,
 Inc., Step Up 4/15/08..    3/10/98      200,000     58.75    109,830    117,500    0.17

                       See Notes to Financial Statements.

    Pegasus Funds
112

PEGASUS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                  PRICE                          PERCENTAGE
                          ACQUISITION              PER    ORIGINAL     MARKET     OF TOTAL
        HOLDING              DATE        PAR      UNIT      COST        VALUE    INVESTMENTS
------------------------  ----------- ---------- ------- ----------- ----------- -----------
Nextlink Communications.    3/27/98   $  375,000 $ 61.75 $   233,297 $   231,563     0.34%
NTL, Inc................     3/6/98    1,075,000   65.50     668,829     704,125     1.04
Oxford Health Plans.....     5/7/98       50,000  102.50      50,000      51,250     0.08
Polymer Group, Inc......    2/27/98      200,000  100.25     201,000     200,500     0.30
Purina Mills, Inc.......     3/6/98      200,000  103.00     200,000     206,000     0.30
PX Excrow Corp..........     2/6/98      200,000   72.25     141,294     144,500     0.21
Regal Cinemas...........    5/21/98      375,000  101.50     374,366     380,625     0.56
River Holdings Corp.....     4/2/98          500  101.75      50,000      50,875     0.08
Sitel Corp..............     3/5/98      275,000   97.50     278,938     268,125     0.40
Relecom Techniques Co...    5/14/98      400,000  102.75     400,000     411,000     0.61
Teligent, Inc...........    3/18/98      225,000   55.00     127,125     123,750     0.18
Tenet Healthcare Corp...     5/8/98      150,000  101.00     149,418     151,500     0.22
The Holt Group..........    3/13/98      200,000   98.50     204,250     197,000     0.29
Triton Communications...    4/29/98      550,000   56.75     322,273     312,125     0.46
United Stationers Supply
 Co.....................     4/9/98      300,000  100.50     300,000     301,500     0.45
Universal Compression,
 Inc....................    2/13/98      500,000   63.50     314,331     317,500     0.47
US Office Products Co...     6/5/98      325,000 101.125     323,499     328,656     0.49
US Xchange LLC..........    6/22/98      175,000  103.25     175,000     180,688     0.27
Wesco Distribution,
 Inc....................    5/29/98      325,000   99.50     323,944     323,375     0.48
Wesco International,
 Inc....................    5/29/98      175,000   59.00     101,537     103,250     0.15
                                                         ----------- -----------    -----
    Totals..............                                 $13,453,141 $13,566,074    20.04%
                                                         =========== ===========    =====

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
MUNICIPAL BONDS -- 100.00%
 ALABAMA -- 1.24%
 Courtland Industrial Development Board Solid Waste
  Disposal Revenue, Series A, 6.50%, 9/1/25........... $ 5,000,000 $  5,444,200
                                                                   ------------
 ALASKA -- 0.85%
 Alaska Student Loan Revenue State Assisted Series A
  (AMBAC Insured), 6.125%, 7/1/05.....................   1,000,000    1,057,040
 Fairbanks North Star Boro Refunding Series S (MBIA
  Insured), 5.45%, 3/1/93.............................   2,500,000    2,663,275
                                                                   ------------
                                                                      3,720,315
                                                                   ------------
 ARIZONA -- 1.92%
 Maricopa County General Obligation Unlimited Tax
  School District No. 28 Series B (FGIC Insured),
  6.00%, 7/1/14.......................................   2,500,000    2,694,000
 Salt River Project Agricultural Improvement Power
  District Revenue, Electric System Series D, 6.00%,
  1/1/08..............................................     625,000      701,725
 Salt River Project Agricultural Refunding Series B,
  5.25%, 1/1/19.......................................   5,000,000    5,028,700
                                                                   ------------
                                                                      8,424,425
                                                                   ------------
 CALIFORNIA -- 7.31%
 Anaheim California Public Finance Authority Lease
  Revenue Series C (FSA Insured), 6.00%, 9/1/16.......   2,000,000    2,259,920
 Los Angeles Public Works Finance Authority Lease
  Revenue, 5.00%, 10/1/19.............................   2,000,000    1,960,100
 Los Angeles Uni School District General Obligation
  (FGIC Insured), Series A, 5.00%, 7/1/21.............   3,000,000    2,937,780
 Northern California Public Power Agency Revenue
  Refunding Geothermal Project A (AMBAC Insured):
  5.60%, 7/1/06.......................................   3,500,000    3,796,695
  5.65%, 7/1/07.......................................   4,800,000    5,247,648
 Orange Co. Recovery CTFS PRTN CA Series A (MBIA
  Insured),
  5.80%, 7/1/16.......................................   5,315,000    5,685,774
 Sacramento Cogeneration Authority Revenue:
  6.00%, 7/1/03.......................................   1,000,000    1,072,070
  7.00%, 7/1/05.......................................   1,500,000    1,713,450
  6.20%, 7/1/06.......................................   2,500,000    2,756,500
 Sacramento, California M.U.D. (MBIA Insured), 5.75%,
  1/1/10..............................................   1,500,000    1,615,500
 Sacramento, California M.U.D. Revenue Refunding,
  Series L, 5.125%, 7/1/22............................   3,000,000    2,971,380
                                                                   ------------
                                                                     32,016,817
                                                                   ------------
 COLORADO -- 5.73%
 Colorado Health Facilities Authority Revenue Natl
  Jewish Medical & Research Center, 5.375%, 1/1/16....   2,250,000    2,252,858
 Denver City & Co. Airport Revenue:
  Series B, 7.25%, 11/15/05...........................   3,000,000    3,365,220
  Series C, 6.50%, 11/15/06...........................   2,000,000    2,154,000
  Series D, 7.75%, 11/15/13...........................   6,925,000    8,697,454
  Series A, 8.50%, Prerefunded, 11/15/23..............     220,000      246,475
  Series A, 8.50%, Unrefunded, 11/15/23...............   2,280,000    2,519,446
  Series A, 8.00%, Prerefunded, 11/15/25..............     200,000      221,822
  Series A, 8.00%, Unrefunded, 11/15/25...............   2,095,000    2,285,750

                       See Notes to Financial Statements.

    Pegasus Funds
114

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 E-470 Public Highway Authority Revenue Co. MBIA Cap
  Appreciation Series B, 9/1/23....................... $12,295,000 $  3,360,838
                                                                   ------------
                                                                     25,103,862
                                                                   ------------
 CONNECTICUT -- 0.82%
 Connecticut Housing Finance Authority Revenue
  Mortgage Subseries D-1, 5.90%, 5/15/16..............   3,400,000    3,581,764
                                                                   ------------
 FLORIDA -- 9.51%
 Lakeland Electric & Water Revenue Refunding Series B
  (FGIC Insured) 6.00%, 10/1/11.......................   4,000,000    4,544,360
 Lee County Transportation Facilities Revenue (MBIA
  Insured), 5.75%, 10/1/27............................   9,640,000   10,224,473
 Florida State Board of Education Capital Outlay
  General Obligation Unlimited Tax Refunding:
  Series C, 5.75%, 6/1/13.............................   5,000,000    5,286,950
  Series F, 5.50%, 6/1/26.............................   8,250,000    8,534,543
  Series F, 6.40%, 6/1/19.............................  12,100,000   13,091,232
                                                                   ------------
                                                                     41,681,558
                                                                   ------------
 GEORGIA -- 11.46%
 Fulton County School District General Obligation
  Unlimited Tax Refunding, 6.375%, 5/1/10.............   5,000,000    5,825,100
 Gainesville Water & Sewer Revenue Series B (FGIC
  Insured), 6.00%, 11/15/12...........................   3,950,000    4,468,714
 Georgia General Obligation Unlimited Tax:
  7.10%, 9/1/09.......................................   9,500,000   11,681,960
  6.75%, 9/1/11.......................................  10,000,000   12,077,600
  7.25%, 7/1/05.......................................   1,000,000    1,180,070
 Georgia State Housing And Finance Authority Revenue
  Series B, 6.10%, 12/1/12............................     650,000      691,776
 Georgia State Tollway Authority Revenue Refunding GA
  400 Project 5.00%, 7/1/10...........................   5,345,000    5,563,076
 Putnam Co. Development Authority Pollution Control,
  4/1/32..............................................   5,800,000    5,800,000
 Rockdale Country Water and Sewer Authority Revenue
  (FSA Insured), 5.00%, 7/1/22........................   3,000,000    2,936,370
                                                                   ------------
                                                                     50,224,666
                                                                   ------------
 ILLINOIS -- 10.66%
 Chicago Metropolitan Water Capital Improvement,
  5.50%, 12/1/12......................................   1,000,000    1,077,610
 Chicago O'Hare International Airport Revenue Series A
  (AMBAC Insured):
  5.625%, 1/1/13......................................   5,000,000    5,270,850
  5.625%, 1/1/14......................................   5,000,000    5,255,300
 Chicago Revenue Il MBIA Waste Water Series A, 1/1/22.  10,000,000    2,951,500
 Chicago School Reform Board of Educ. (AMBAC Insured),
  Unlimited Tax General Oligation, 5.25%, 12/1/22.....   2,000,000    1,998,540
 Cook County Community College Participation Ctfs.
  District #508 Series C (MBIA Insured), 7.70%,
  12/1/04.............................................   5,000,000    5,941,800
 DuPage Co. Forest Preservation District Refunding,
  6.00%, 11/1/03......................................   1,750,000    1,901,253

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Illinois Health Facilities Authority Revenue
  Northwestern Memorial Hospital Series A, 5.60%,
  8/15/06............................................. $ 1,000,000 $  1,072,650
 Illinois Health Facilities Authority Revenue
  Refunding (FGIC Insured), 6.00%, 8/15/05............   1,000,000    1,094,650
 Illinois Housing Development Series A, 5.95%, 7/1/21.   2,000,000    2,076,160
 Illinois State Sales Tax Revenue Refunding Series Q,
  5.75%, 6/15/06......................................   5,000,000    5,457,750
 Metropolitan Pier & Expo Authority Revenue, zero
  coupon bond, 6/15/29................................  12,575,000    2,511,102
 Northlake Illinois Public Imp. General Obligation
  (MBIA Insured), 5.60%, 12/1/14......................   4,000,000    4,208,760
 Winnebago Co IL General Obligation Unlimited Tax,
  1/1/17..............................................   4,565,000    1,753,051
 Winnebago & Boone Counties General Obligation
  Unlimited Tax 7.35%, 2/1/04.........................   3,600,000    4,152,492
                                                                   ------------
                                                                     46,723,468
                                                                   ------------
 INDIANA -- 1.43%
 Allen County Economic Development, 5/1/21............   2,000,000    2,000,000
 Ball State University Revenue Student Fee Series G
  (FGIC Insured), 6.125%, 7/1/09......................     400,000      432,868
 Indiana State Vocational Technology Revenue Series D,
  5.90%, 7/1/06.......................................   1,000,000    1,095,230
 Indiana Transportation Finance Authority, Series A:
  Series A, Prerefunded 6.25%, 11/1/16................   1,370,000    1,506,219
  Series A, Unrefunded 6.25%, 11/1/16.................     130,000      140,925
 St. Joseph Co. Hospital Authority Facilities Revenue
  (MBIA Insured), Memorial Hospital South Bend
  Project, 6.25%, 8/15/12.............................   1,000,000    1,102,920
                                                                   ------------
                                                                      6,278,162
                                                                   ------------
 IOWA -- 1.35%
 Iowa Finance Authority Hospital Fac. Revenue, 5.125%,
  7/1/20..............................................   5,000,000    4,909,400
 Iowa Higher Education Loan Authority St Ambrose Univ,
  2/1/05..............................................   1,000,000    1,000,000
                                                                   ------------
                                                                      5,909,400
                                                                   ------------
 LOUISIANA -- 1.71%
 East Baton Rouge Parish Revenue Pollution Control Var
  Ref Exxon Project, 11/1/19..........................   7,500,000    7,500,000
                                                                   ------------
 MAINE -- 0.99%
 Maine Muni Bond Bank FSA Refunding Series A, 5.50%,
  11/1/10.............................................   4,000,000    4,337,720
                                                                   ------------
 MASSACHUSETTS -- 3.79%
 Massachusetts State General Obligation Unlimited Tax,
  Series C, 5.00%, 8/1/17.............................  10,000,000    9,944,800
 Massachusetts State Housing Finance Agency Revenue
  Single
  Family Series 47 (AMBAC Insured), 6.00%, 12/1/15....   4,000,000    4,217,440
 Massachusetts State Industrial Finance Agency Revenue
  (MBIA Insured), 6.00%, 1/1/15.......................   2,265,000    2,461,058
                                                                   ------------
                                                                     16,623,298
                                                                   ------------
 MICHIGAN -- 6.45%
 Caledonia Community Schools General Obligation
  Unlimited Tax (MBIA Insured), 5.85%, 5/1/22.........   1,500,000    1,592,805
 Dexter Community Schools Obligation Unlimited Tax,
  5.10%, 5/1/18.......................................   1,000,000    1,017,480

                       See Notes to Financial Statements.

    Pegasus Funds
116

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Grand Rapids Water Supply System Revenue (FGIC
  Insured), 6.30%, 1/1/04............................. $   250,000 $    267,413
 Kalamazoo Hospital Finance Authority, (AMBAC
  Insured), 5.875%, 5/15/26...........................   4,675,000    4,977,332
 Michigan State Building Authority Revenue Series I,
  6.40%, 10/1/04......................................     600,000      651,708
 Michigan State Building Authority Revenue Series II,
  6.75%, 10/1/11......................................   5,150,000    5,603,664
 Michigan State Hospital Finance Authority Revenue
  Detroit Medical Center, 6.50%, 8/15/18..............   6,500,000    7,093,645
 Michigan State Housing Development Authority Revenue:
  Series C, 6.375%, 12/1/11...........................   1,450,000    1,546,585
  Series D, 5.95%, 12/1/16............................   5,000,000    5,257,400
 Saranac Community School District, 6.00%, 5/1/13.....     250,000      271,118
                                                                   ------------
                                                                     28,279,148
                                                                   ------------
 MINNESOTA -- 1.47%
 Minnesota State Housing Finance Agency Series D (MBIA
  Insured) 5.90%, 8/1/15..............................   6,185,000    6,459,676
                                                                   ------------
 MISSOURI -- 0.93%
 Sikeston Electric Revenue Refunding (MBIA Insured),
  6.00%, 6/1/05.......................................   3,710,000    4,080,369
                                                                   ------------
 NEVADA -- 1.31%
 Clark County Industrial Development Revenue Project C
  Refunding (AMBAC Insured), 7.20%, 10/1/22...........   5,145,000    5,753,396
                                                                   ------------
 NEW JERSEY -- 0.10%
 Gloucester Co. Improvement Authority Gtd. Revenue,
  Solid Waste Landfill Project Series AA, 6.20%,
  9/1/07..............................................     400,000      430,436
                                                                   ------------
 NEW MEXICO -- 0.82%
 New Mexico Mortgage Finance Authority Revenue, 5.90%,
  7/1/16..............................................   3,430,000    3,599,922
                                                                   ------------
 NEW YORK -- 4.63%
 New York State Dormitory Authority Revenue:
  5.875%, 7/1/08......................................   5,000,000    5,429,050
  5.125%, 2/15/08.....................................   3,500,000    3,589,390
 New York State Highway & Building, 6.00%, 4/1/14.....   1,345,000    1,491,955
 New York State Location Assistance Corp. Refunding
  Series E, 5.00%, 4/1/21.............................   9,500,000    9,492,875
 Tri-Borough Bridge & Tunnel Authority Revenue General
  Purpose Series X, 6.625%, 1/1/12....................     250,000      296,468
                                                                   ------------
                                                                     20,299,737
                                                                   ------------
 NORTH CAROLINA -- 3.06%
 Charlotte Mecklenberg Hospital Revenue, 5.90%,
  1/15/16.............................................   1,400,000    1,509,522
 North Carolina Housing Finance Agency Single Family
  Revenue:
  Series BB, 6.50%, 9/1/26............................   4,250,000    4,527,483
  Series FF, 6.25%, 3/1/28............................   5,000,000    5,281,700
  Series LL, 5.50%, 9/1/22............................   2,045,000    2,091,319
                                                                   ------------
                                                                     13,410,024
                                                                   ------------
 OHIO -- 2.75%
 Franklin Co. Hospital Revenue, Children's Hospital
  Series A, 6.50%, 5/1/07.............................     950,000    1,050,995
 Montgomery County Hospital Revenue Refunding (MBIA
  Insured), 5.625%, 4/1/16............................   4,500,000    4,709,295

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Ohio General Obligation State of Public & Sewer
  Imports Unlimited Tax, 6.00%, 8/1/07................ $ 1,000,000 $  1,111,150
 Ohio Housing Financial Agency Mortgage Revenue
  Residential GNMA Series A-1, 6.20%, 9/1/14..........   1,605,000    1,721,507
 Ohio State Building Authority Revenue, State
  Facilities Adult Correctional Building Fund Series
  A, 6.125%, 10/1/09..................................     250,000      275,850
 Ohio State Community Turnpike Revenue Series A (MBIA
  Insured), 5.70%, 2/15/17............................   3,000,000    3,175,380
                                                                   ------------
                                                                     12,044,176
                                                                   ------------
 RHODE ISLAND -- 1.48%
 Rhode Island Depositors Economic Protection Series A
  (MBIA Insured), 6.30%, 8/1/05.......................   5,800,000    6,481,210
                                                                   ------------
 SOUTH CAROLINA -- 1.64%
 Greenville Hospital System Facilities Revenue SC
  Health Hospital Nursing Home Improvements Series A,
  5.60%, 5/1/10.......................................   2,000,000    2,124,620
 Spartansburg Water Revenue (FGIC Insured), 5.00%,
  6/1/17..............................................   5,125,000    5,072,264
                                                                   ------------
                                                                      7,196,884
                                                                   ------------
 SOUTH DAKOTA -- 1.74%
 Heartland Consumers Power District Electric Revenue
  Refunding Electric Light & Power Improvements,
  6.00%, 1/1/17.......................................   2,500,000    2,793,025
 South Dakota Housing Development Authority Series A,
  5.70%, 5/5/08.......................................   2,300,000    2,416,955
 South Dakota Housing Development Authority Revenue
  Series C, 6.25%, 5/1/15.............................   1,000,000    1,062,630
 South Dakota State Building Authority Lease Revenue
  (AMBAC Insured), 6.625%, 9/1/12.....................   1,200,000    1,331,400
                                                                   ------------
                                                                      7,604,010
                                                                   ------------
 TENNESSEE -- 0.74%
 Knox County Health, Educational, & Housing Facilities
  Revenue
  (MBIA Insured):
  7.25%, 1/1/10.......................................   1,300,000    1,595,230
  7.25%, 1/1/09.......................................   1,360,000    1,655,623
                                                                   ------------
                                                                      3,250,853
                                                                   ------------
 TEXAS -- 9.05%
 Matagorda County District #1 Power & Light Project,
  (MBIA Insured) 6.10%, 7/1/28........................   6,750,000    7,106,063
 Richardson Hospital Authority, 6.50%, 12/1/12........   3,745,000    4,025,201
 San Antonio Hotel Occupancy Tax Revenue (FGIC
  Insured), 5.70%, 8/15/26............................  10,000,000   10,562,400
 Texas College Student Loan, 6.50%, 8/1/07............   4,000,000    4,273,080
 Texas General Obligation Unlimited Tax:
  7.70%, 8/1/06.......................................   1,305,000    1,309,476
  Series B, 5.625%, 10/1/12...........................   5,000,000    5,304,200
 Texas General Obligation Refunding Series A Unlimited
  Tax, 6.00%, 10/1/05.................................   1,000,000    1,103,900

                       See Notes to Financial Statements.

    Pegasus Funds
118

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                           FACE
                      DESCRIPTION                         AMOUNT   MARKET VALUE
                      -----------                         ------   ------------
 Texas Turnpike Authority Dallas Northway RV (FGIC
  Insured) President George Bush Turnpike Highway
  Improvements, 5.00%, 1/1/25:
  5.00%, 1/1/25........................................ $3,000,000 $  2,920,530
  5.25%, 1/1/23........................................  2,000,000    2,005,180
 Unversity Texas Revenues Funding Systems Series A,
  5.25%, 8/15/07.......................................  1,000,000    1,062,110
                                                                   ------------
                                                                     39,672,140
                                                                   ------------
 UTAH -- 1.34%
 Utah Housing Finance Agency Single Family Revenue:
  Series A-2, 6.25%, 7/1/25............................  5,545,000    5,864,392
                                                                   ------------
 VIRGINIA -- 0.60%
 Virginia State Housing Development Authority Revenue,
  5.60%, 11/1/10.......................................  1,500,000    1,554,585
 Virginia State Housing Development Commonwealth Series
  H, 6.20%, 1/1/08.....................................  1,000,000    1,070,140
                                                                   ------------
                                                                      2,624,725
                                                                   ------------
 WASHINGTON -- 0.87%
 Washington State Health Care FA Authority Revenue
  (MBIA), 2/15/27......................................  3,800,000    3,800,000
                                                                   ------------
 WEST VIRGINIA -- 1.10%
 Braxton Co. Solid Waste Disposal Revenue, 6.125%,
  4/1/26...............................................  4,475,000    4,824,050
                                                                   ------------
 WISCONSIN -- 0.90%
 Wisconsin Housing & Economic Development Authority
  Revenue Series A, 6.15%, 9/1/17......................  1,470,000    1,539,178
 Wisconsin General Obligation Refunding Series 2
  Unlimited Tax, 5.125%, 11/1/08.......................  1,250,000    1,324,013
 Wisconsin State Transportation Revenue Series B,
  5.75%, 7/1/12........................................  1,000,000    1,061,290
                                                                   ------------
                                                                      3,924,481
                                                                   ------------
 WYOMING -- 0.23%
 Wyoming Community Development Authority Series D,
  7.60%, 6/1/17........................................  1,000,000    1,023,780
TOTAL MUNICIPAL BONDS..................................             438,193,064
                                                                   ------------
 (Cost--$412,563,862)
TOTAL INVESTMENTS......................................            $438,193,064
                                                                   ============
 (Cost--$412,563,862)

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS SHORT MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                              FACE     MARKET
                        DESCRIPTION                          AMOUNT    VALUE
                        -----------                          ------    ------
TEMPORARY CASH INVESTMENT -- 1.57%
 Pegasus Municipal Cash Management Fund Class I (in shares)
  .........................................................  180,979 $  180,979
                                                                     ----------
  (Cost--$180,979)
MUNICIPAL BONDS -- 98.43%
 ALABAMA -- 8.25%
 Decatur Industrial Development Board Solid Waste Disposal
  Revenue, AMT, Variable Rate, 1/1/27...................... $300,000    300,000
 Dothan Industrial Development Board Revenue, 4.60%,
  10/1/02..................................................  650,000    650,000
                                                                     ----------
                                                                        950,000
                                                                     ----------
 ARIZONA -- 4.42%
 Arizona State Transportation Board Excise Tax Revenue,
  4.60%, 7/1/04............................................  500,000    509,055
                                                                     ----------
 CALIFORNIA -- 2.28%
 Los Angeles Wastewater System Revenue, 5.50%, 2/1/02......  250,000    262,105
                                                                     ----------
 GEORGIA -- 3.91%
 Macon-Bibb County Hospital Authority Revenue, Variable
  Rate, 8/1/18.............................................  450,000    450,000
                                                                     ----------
 ILLINOIS -- 11.44%
 Chicago School Finance Authorty General Obligation, 4.70%,
  6/1/00...................................................  450,000    456,044
 Illinois Rural Bond Bank Revenue, 4.50%, 3/15/99..........  350,000    351,082
 Illinois Development Finance Authority Pollution Control
  Revenue, 5.70%, 10/1/99..................................  500,000    510,250
                                                                     ----------
                                                                      1,317,376
                                                                     ----------
 INDIANA -- 7.46%
 Indiana Transportation Finance Authority Highway Revenue,
  4.50%, 12/1/01...........................................  485,000    491,659
 Indianapolis Public Improvement Revenue Bond Bank Series
  B, 5.65%, 1/10/02........................................  350,000    367,234
                                                                     ----------
                                                                        858,893
                                                                     ----------
 MARYLAND -- 2.25%
 Montgomery County General Obligation, 5.10%, 4/1/02.......  250,000    259,170
                                                                     ----------
 MASSACHUSETTS -- 5.29%
 New England Student Loan Revenue Series G, 5.00%, 8/1/00..  600,000    608,754
                                                                     ----------

                       See Notes to Financial Statements.

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120
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                                       MARKET
                      DESCRIPTION                        FACE AMOUNT    VALUE
                      -----------                        -----------   ------
 MICHIGAN -- 17.36%
 Wayne Charter County Airport Revenue Series A, AMT,
  Variable Rate, 12/1/16                                 $   400,000 $   400,000
 Detroit Water Supply System Revenue, 4.30%, 7/1/01          465,000     468,450
 Dickinson County Economic Revenue, 6.55%, 3/1/07            500,000     529,645
 Michigan Higher Education Facility Authority Revenue,
  4.45%, 5/1/03                                              600,000     601,002
                                                                     -----------
                                                                       1,999,097
                                                                     -----------
 MISSOURI -- 3.93%
 Missouri Rural Water Finance, 4.50%, 11/15/99               450,000     453,010
                                                                     -----------
 NEVADA -- 3.14%
 Clark County Highway Improvement Revenue, 5.00%, 7/1/02     350,000     361,322
                                                                     -----------
 NEW YORK -- 7.81%
 Tri-Borough Bridge & Tunnel Authority Revenue, 6.20%,
  1/1/08                                                     500,000     538,064
 Municipal Assistance Corp., Forest City Series G,
  5.00%, 7/1/02                                              350,000     361,456
                                                                     -----------
                                                                         899,520
                                                                     -----------
 NORTH CAROLINA -- 4.59%
 Charlotte General Obligation, 5.50%, 7/1/04                 500,000     528,805
                                                                     -----------
 OHIO -- 3.08%
 Ohio State Building Authority Revenue, 4.50%, 10/1/02       350,000     355,050
                                                                     -----------
 TEXAS -- 6.97%
 Fort Bend County Industrial Development Corp. Revenue,
  4.55%, 10/1/99                                             350,000     352,496
 North Central Health Facility Development Corp.
  Revenue, Variable Rate, 6/1/21                             450,000     450,000
                                                                     -----------
                                                                         802,496
                                                                     -----------
 UTAH -- 3.11%
 Intermountain Power Agency Revenue, 7.20%, 7/1/99           350,000     357,941
                                                                     -----------
 VIRGINIA -- 3.14%
 Virginia State Public Building Facility Authority
  Revenue, 4.90%, 8/1/03                                     350,000     361,347
                                                                     -----------
TOTAL MUNICIPAL BONDS...................................              11,333,941
                                                                     -----------
 (Cost $11,289,947)
TOTAL INVESTMENTS.......................................             $11,514,920
                                                                     ===========
 (Cost $11,470,926)

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
MUNICIPAL BONDS -- 100%
 ALABAMA -- 1.30%
 Alabama Public Schools, 5.25%, 11/01/05.............. $ 2,000,000 $  2,115,120
 Courtland Industrial Development Board Solid Waste
  Disposal Revenue, Series A, 6.50%, 9/1/25...........   3,500,000    3,810,940
                                                                   ------------
                                                                      5,926,060
                                                                   ------------
 ALASKA -- 1.20%
 Alaska Student Loan Revenue State Assisted Series A,
  5.50%, 7/1/04.......................................   1,000,000    1,041,630
 North Slope Boro General Obligation (MBIA Insured),
  Capital Appreciation, Series A Unlimited Tax,
  6/30/08.............................................   7,000,000    4,407,480
                                                                   ------------
                                                                      5,449,110
                                                                   ------------
 ARIZONA -- 0.98%
 Maricopa Co. General Obligation School District No.
  41 Series C (FGIC Insured), 6.10%, 7/1/14...........   2,000,000    2,199,220
 University of Arizona 5.25%, 06/01/14................   2,215,000    2,263,885
                                                                   ------------
                                                                      4,463,105
                                                                   ------------
 CALIFORNIA -- 8.23%
 CALIFORNIA STATE:
  7/1/10..............................................   7,000,000    7,500,360
  5/17/10.............................................   5,000,000    5,037,400
 MSR Public Power Agency San Juan Project Revenue
  Refunding Series F (AMBAC Insured), 5.55%, 7/1/02...   1,615,000    1,704,600
 Orange Co. Recovery CTFS PRTN CA Series A (MBIA
  Insured), 5.70%, 7/1/10.............................   4,000,000    4,336,440
  2/15/22.............................................   4,000,000    4,395,440
 Sacramento Cogeneration Authority Revenue:
  5.60%, 7/1/99.......................................   3,300,000    3,357,915
  5.80%, 7/1/01.......................................   1,300,000    1,358,474
  5.90%, 7/1/02.......................................   1,000,000    1,059,020
 University of California Revenues Refunding Multiple
  Purpose (MBIA Insured), 6.20%, 9/1/01...............   8,100,000    8,636,139
                                                                   ------------
                                                                     37,385,788
                                                                   ------------
 COLORADO -- 9.57%
 Adams Co. Single Family Mortgage Revenue Series A,
  8.875%, 8/1/03......................................   1,230,000    1,490,489
 Arapahoe County Capital improvement Revenue Refunding
  Capital Appreciation, 8/31/05.......................  20,000,000    7,083,200
 Colorado Water Power Development Authority Revenue
  (AMBAC Insured) Revolving Fund, Series A,
  6.00%, 9/1/10.......................................   3,410,000    3,862,780
 Denver City & Co. Airport Revenue:
  Series A, 6.90%, 11/15/98...........................   2,000,000    2,023,700
  Series A, 7.00%, 11/15/99...........................   1,000,000    1,040,610
  Series D, 7.30%, 11/15/00...........................   2,900,000    3,105,059
  Series C, 6.55%, 11/15/03...........................   1,145,000    1,259,901
  Series B, 7.25%, 11/15/05...........................   2,000,000    2,243,480
  Series A (AMT), Prerefunded, 8.00%, 11/15/25........
  Series A (AMT), Unrefunded, 8.00%, 11/15/25.........   1,000,000    1,100,000
  Series A (MBIA Insured), Prerefunded, 8.50%,
   11/15/07...........................................
  Series A (MBIA Insured), Unrefunded, 8.50%,
   11/15/07...........................................   1,830,000    2,040,578

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 Denver City & Co. General Obligation Refunding Water
  Unlimited Tax, 7.00%, 10/1/99....................... $ 8,665,000 $  9,013,940
 Jefferson Co. School District No. R-001 General
  Obligation (AMBAC Insured), 5.90%, 12/15/05.........   3,500,000    3,790,150
 Poudre Valley Hospital Revenue (AMBAC Insured),
  6.625%, 12/1/11.....................................   5,000,000    5,459,900
                                                                   ------------
                                                                     43,513,787
                                                                   ------------
 DISTRICT OF COLUMBIA -- 0.93%
  Series B-3 (MBIA Insured), 5.20%, 6/1/04............   2,000,000    2,081,980
  Series 5.50%, 10/01/12..............................   2,000,000    2,136,740
                                                                   ------------
                                                                      4,218,720
                                                                   ------------
 FLORIDA -- 2.24%
 Lakeland Electric & Water Revenue Series B (FGIC
  Insured), 6.00%, 10/1/10............................   5,170,000    5,870,380
 Tampa, 5.50%, 11/15/12...............................   4,000,000    4,301,040
                                                                   ------------
                                                                     10,171,420
                                                                   ------------
 HAWAII -- 2.85%
 Hawaii State Airports System Revenue, Series II,
  7.00%, 7/1/18.......................................  10,000,000   10,818,400
 Hawaii State Department of Budget & Finance Revenue,
  5.60%, 7/1/02.......................................   2,065,000    2,156,190
                                                                   ------------
                                                                     12,974,590
                                                                   ------------
 ILLINOIS -- 6.56%
 Chicago Metropolitan Water General Obligation
  Unlimited Tax Refunding, 5.00%, 12/1/02.............   4,500,000    4,661,145
 Chicago, General Obligation AMBAC, 5.60%, 01/01/04...   4,000,000    4,253,400
 Chicago O'Hare International Airport Revenue Series A
  (AMBAC Insured), 5.625%, 1/1/13.....................   5,000,000    5,270,850
 Madison County, Series A, 03/01/33...................     600,000      600,000
 Metropolitan Pier & Exposition Authority Dedicated
  State Tax Revenue: 6.50%, 6/1/05....................   2,960,000    3,320,646
 Metropolitan Pier & Exposition Authority Dedicated
  State Tax Revenue: (MBIA Insured), Capital
  Appreciation, Series A, 12/15/16....................   8,330,000    3,223,627
  6.40%, 06/01/03.....................................   2,250,000    2,461,050
  6.50%, 06/01/04.....................................   2,500,000    2,775,675
 Regional Transit Authority (AMBAC Insured), Series A,
  8.00%, 6/1/03.......................................   2,785,000    3,242,074
                                                                   ------------
                                                                     29,808,467
                                                                   ------------
 INDIANA -- 2.59%
 Indianapolis Airport Authority Revenue, 7.10%,
  1/15/17.............................................   6,900,000    7,780,647
 Indiana Bond Bank Revenue, 6.00%, 2/1/04.............   3,670,000    3,979,601
                                                                   ------------
                                                                     11,760,248
                                                                   ------------
 KANSAS -- 1.23%
 Kansas City Utility System Revenue, (FGIC Insured)
  6.375%, 9/1/23......................................   5,000,000    5,584,400
                                                                   ------------

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 MARYLAND -- 3.89%
 Maryland State Community Development Administration
  Department Revenue Fifth Series, 5.95%, 4/1/16...... $ 2,950,000 $  3,121,926
 Maryland State Community Development Administration
  Department Housing & MNTY Single Family,
  4.90%, 04/01/06.....................................   2,000,000    2,038,620
 Maryland State General Obligation Unlimited Tax
  5.00%, 3/1/08.......................................   5,510,000    5,759,989
 Maryland State Public Improvement General Obligation
  Second Series, 5.25%, 6/15/02.......................   2,500,000    2,610,050
 Montgomery County Public Improvement Series A, 5.20%,
  10/1/01.............................................   4,000,000    4,152,840
                                                                   ------------
                                                                     17,683,425
                                                                   ------------
 MASSACHUSETTS -- 5.11%
 Massachusetts General Obligation (FGIC Insured),
  Refunding Series A, 5.00%, 8/1/07...................   5,000,000    5,216,800
 Massachusetts General Obligation Unlimited Tax:
  Series A, 5.50%, 03/01/11...........................   5,000,000    5,400,600
  Series A, 6.25%, 7/1/02.............................   4,500,000    4,854,690
 Massachusetts Federal Highway, 5.25%, 06/15/12.......   2,000,000    2,067,480
 New England Educational Loan Refunding Senior A:
  6.50%, 9/1/02.......................................   5,250,000    5,684,753
                                                                   ------------
                                                                     23,224,323
                                                                   ------------
 MICHIGAN -- 6.02%
 Michigan State Building Authority Revenue Refunding
  Series I, 6.75%, 10/1/11............................   5,575,000    6,066,102
 Michigan State Hospital Financing Authority Revenue
  Refunding: Detroit Medical Center Obligation Group A
  6.25%, 8/15/13......................................   6,750,000    7,316,325
 Royal Oak Hospital Financing Authority Revenue
  Refunding: Wm. Beaumont Hospital,
  6.25%, 1/1/11.......................................   5,445,000    6,178,060
  6.25%, 1/1/12.......................................   6,850,000    7,788,382
                                                                   ------------
                                                                     27,348,869
                                                                   ------------
 MINNESOTA -- 4.25%
 Minnesota Housing Finance Agency Revenue:
  Series D, 5.90%, 8/1/15.............................   2,225,000    2,323,812
  Series G, 6.25%, 7/1/26.............................   3,270,000    3,444,683
  Series L, 6.25%, 7/1/27.............................  12,910,000   13,533,811
                                                                   ------------
                                                                     19,302,307
                                                                   ------------
 NEBRASKA -- 0.57%
 University of Nebraska, 5.28%, 07/15/11..............   2,500,000    2,596,830
                                                                   ------------
 NEVADA -- 2.70%
 Clark County General Obligation Limited Tax, 7.00%,
  9/1/00..............................................   6,705,000    7,123,526
 Clark County Industrial Revenue Swiss Bank, 12/01/22.     600,000      600,000
 Las Vegas General Obligation Refunding Limited Tax,
  6.40%, 10/1/03......................................   2,250,000    2,456,483
 Nevada General Obligation Limited Tax:
  Series C, 5.90%, 4/1/01.............................   1,000,000    1,048,860
  Series A, 6.00%, 5/1/02.............................   1,000,000    1,059,370
                                                                   ------------
                                                                     12,288,239
                                                                   ------------

                       See Notes to Financial Statements.

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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 NEW JERSEY -- 1.62%
 New Jersey State Transit Fund Authority, 5.00%,
  6/15/04............................................. $ 7,090,000 $  7,361,476
                                                                   ------------
 NEW YORK -- 7.84%
 New York City General Obligation Unlimited Tax
  Refunding Series I, 5.75%, 3/15/07..................   6,500,000    6,999,460
 New York City General Obligation Unlimited Tax Series
  A, 6.00%, 8/1/06....................................   5,000,000    5,469,750
 New York City Municipal Water Authority Series C
  (FGIC Insured), 7.00%, 6/15/16......................   1,230,000    1,350,073
 New York State Dormitory Authority Revenue Series A,
  5.20%, 5/15/05......................................   4,300,000    4,463,185
 New York State Environment Pollution Control
  Facilities, 6.50%, 6/15/14..........................   6,740,000    7,330,828
 Tri-Borough Bridge & Tunnel Authority Revenue General
  Purpose Series Y, 5.90%, 1/1/08.....................   9,000,000    9,998,640
                                                                   ------------
                                                                     35,611,936
                                                                   ------------
 NORTH CAROLINA -- 1.44%
 North Carolina University and College Improvements
  Unlimited Tax General Obligation, 5.00%, 6/1/01.....   1,535,000    1,581,326
 North Carolina Municipal Power Agency (MBIA Insured),
  7.25%, 1/1/07.......................................   2,500,000    2,968,275
 Raleigh Durham Airport Series A, 11/01/15............   2,000,000    2,000,000
                                                                   ------------
                                                                      6,549,601
                                                                   ------------
 OHIO -- 1.14%
 Ohio State Highway Capital Improvements General
  Obligation Unlimited Tax, Series B, 5.00%, 5/1/05...   4,000,000    4,182,160
 Ohio Housing, 4.90%, 09/01/06........................   1,000,000    1,018,200
                                                                   ------------
                                                                      5,200,360
 PENNSYLVANIA -- 6.26%
 Delaware County Series A, 5.50%, 12/01/13............   4,440,000    4,790,804
 Geisinger Authority Health System Revenue Series A,
  5.50%, 7/1/03.......................................   2,895,000    3,049,217
 Pennsylvania Intergovernmental Coop Authority Special
  Tax Revenue (FGIC Insured), 6.00%, 6/15/00..........   7,000,000    7,279,790
 Philadelphia Gas Works Revenue Fourteenth Series
  (CAPMAC Insured), 7.00%, 7/1/02.....................  12,090,000   13,327,653
                                                                   ------------
                                                                     28,447,464
                                                                   ------------
 SOUTH CAROLINA -- 2.96%
 Beaufort County School District General Obligation
  Unlimited Tax Series B (MBIA Insured),
  4.75%, 3/1/03.......................................   2,800,000    2,867,508
 South Carolina State Public Service Authority Revenue
  Refunding Series A, 5.00%, 7/1/01...................   5,000,000    5,133,750
 South Carolina, 5.75%, 08/01/05......................   2,300,000    2,514,245
 Greenville Hospital Series A, 5.00%, 05/01/04........   2,840,000    2,931,874
                                                                   ------------
                                                                     13,447,377
                                                                   ------------
 TENNESSEE -- 1.25%
 Hamilton County General Obligation Unlimited Tax
  Series A, 5.00%, 5/1/09.............................   3,370,000    3,511,574
 Memphis-Shelby County Airport Authority Revenue
  Refunding, 6.75%, 9/1/12............................   2,000,000    2,190,380
                                                                   ------------
                                                                      5,701,954
                                                                   ------------

                       See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            125
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                     DESCRIPTION                       FACE AMOUNT MARKET VALUE
                     -----------                       ----------- ------------
 TEXAS -- 5.22%
 Dallas Independent School District General Obligation
  Unlimited Tax, 8.70%, 8/1/00........................ $ 1,000,000 $  1,095,470
 Dallas Revenue Tax Series A, 5.25%, 08/15/12.........   2,955,000    3,058,100
 Harris County Revenue (AMBAC Insured), Capital
  Appreciation, 8/15/18...............................   7,500,000    2,415,975
 Humble Independent School District General Obligation
  Unlimited Tax Refunding, 6.00%, 2/15/04.............   2,035,000    2,179,912
 Texas A&M University Permanent Fund Revenue, 5.60%,
  7/1/05..............................................   5,000,000    5,397,300
 Texas State General Obligation Unlimited Tax
  Refunding Series B, 5.625%, 10/1/11.................   5,000,000    5,328,800
 Texas Dept. Series E, 4.90%, 09/01/02................     920,000      940,562
 Texas Dept. Series E, 4.80%, 09/01/01................   1,165,000    1,185,854
 Texas A&M University, 7.5%, 07/01/02.................   1,000,000    1,122,970
 Texas Housing Dept 4.80%, 03/01/01...................     990,000    1,005,068
                                                                   ------------
                                                                     23,730,011
                                                                   ------------
 VIRGINIA -- 0.96%
 Loudoun County Sanitation Authority Water and Sewer
  Refunding, (FGIC Insured), 6.25%, 1/1/16............   4,000,000    4,366,800
                                                                   ------------
                                                                      4,366,800
                                                                   ------------
 WASHINGTON -- 4.05%
 Seattle General Obligation Limited Tax Series A,
  5.75%, 1/15/17......................................  10,000,000   10,520,700
 Snohomish County Mukilteo Refunding General
  Obligation (FGIC Insured), 5.70%, 12/1/12...........   5,140,000    5,656,673
 Washington St. Pub, Series C, 7.625%, 07/01/10.......   2,000,000    2,206,000
                                                                   ------------
                                                                     18,383,373
                                                                   ------------
 WISCONSIN -- 6.60%
 Durand Hospital Facilities Revenue, Chippewa Valley
  Hospital and Nursing Project, 7.10%, 9/1/12.........   5,735,000    6,758,640
 Southeast Professional Revenue (MBIA Insured),
  Capital Appreciation
  12/15/07............................................   5,000,000    3,276,200
  12/15/09............................................   5,000,000    2,949,400
 Wisconsin Clean Water Revenue Series 2, 6.00%,
  6/1/07..............................................   2,500,000    2,781,650
 Wisconsin General Obligation Unlimited Tax Series B:
  7.00%, 5/1/02.......................................   4,155,000    4,574,530
  7.00%, 5/1/03.......................................   5,830,000    6,535,955
 Wisconsin State Health & Educational Facilities
  Authority Revenue: (MBIA Insured), 5.10%, 8/15/05...   3,000,000    3,107,610
                                                                   ------------
                                                                     29,983,985
 WYOMING -- 0.44%
 Lincoln Co, 08/01/15.................................   2,000,000    2,000,000
                                                                   ============
TOTAL MUNICIPAL BONDS.................................              454,484,024
                                                                   ------------
 (Cost -- $435,512,398)
TOTAL INVESTMENTS.....................................             $454,484,024
                                                                   ============
 (Cost -- $435,512,398)

                       See Notes to Financial Statements.

    Pegasus Funds
126
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--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                             FACE      MARKET
                       DESCRIPTION                          AMOUNT     VALUE
                       -----------                          ------     ------
TEMPORARY CASH INVESTMENT -- 1.68%
 Pegasus Michigan Tax-Exempt Money Market Fund Class I
  (in shares)............................................  1,659,345 $1,659,345
                                                                     ----------
 (Cost -- $1,659,345)
MUNICIPAL BONDS -- 98.32%
 MICHIGAN -- 93.60%
  Allegan Public School District General Obligation
   (AMBAC Insured), Unlimited Tax, 5.75%, 5/1/12......... $  200,000    215,200
  Chelsea Economic Development Revenue, 5.40%, 11/15/18..  1,500,000  1,497,870
  Chelsea Economic Development Revenue, 5.40%, 11/15/27..  2,000,000  1,961,740
  Dearborn Economic Division Oakwood Obligation Group
   Series, 5.60%, 11/15/08...............................  1,690,000  1,823,442
  Dearborn School District, General Obligation, Unlimited
   Tax, 6.00%, 5/1/14....................................  1,000,000  1,070,710
  Dearborn Sewage Disposal (MBIA Insured), 5.125%,
   4/1/14................................................  1,830,000  1,841,712
  Detroit Local Development Fin. Authority, 5.375%,
   05/01/18..............................................  3,850,000  3,906,595
  Detroit Local Development Fin. Authority, 5.375%,
   05/01/21..............................................  1,410,000  1,427,230
  Detroit Sewer Disposal Revenue (FGIC Insured), 6.00%,
   7/1/00................................................  1,225,000  1,274,943
  Detroit Wayne Co. (FGIC Insured), Public Improvements,
   5.50%, 2/1/17.........................................  1,800,000  1,872,450
  Dexter Community Schools, 5.80%, 5/1/19................  2,000,000  2,115,840
  Dickinson Co. Economic Development Corporation
   Pollution Control Revenue, 5.85%, 10/1/18.............  3,000,000  3,134,160
  Eastern Michigan University General Sinking Fund,
   6.375%, 6/1/14........................................  1,000,000  1,081,030
  Ferndale School District, 5.50%, 5/1/11................  1,000,000  1,050,200
  Hancock Hospital Finance Authority Revenue, 5.45%,
   8/1/47................................................  2,400,000  2,428,656
  Huron Valley School District (FGIC Insured), Unlimited
   Tax, 5.875%, 5/1/16...................................  1,000,000  1,071,020
  Kalamazoo Economic Development, Friendship Vlg-A:
   6.125%, 5/15/12.......................................  1,250,000  1,331,125
   6.125%, 5/15/17.......................................    600,000    636,648
  Kalamazoo Hospital Finance Authority Revenue (FGIC
   Insured), 5.25%, 6/1/17...............................  1,000,000  1,000,270
  Lake Orion Community, 5.80%, 05/01/15..................  1,000,000  1,060,780
  Lansing Building Authority (AMBAC Insured), 6.00%,
   6/1/05................................................  1,000,000  1,102,980
  Livingston Co. General Obligation Bldg. Authority
   Limited Tax, 5.80%, 7/1/08............................  1,330,000  1,456,257
  Marysville Public School District, General Obligation,
   Unlimited Tax, 5.60%, 5/1/09..........................    620,000    660,064
  Michigan General Obligation Environmental Protection
   Program, 6.25%, 11/1/08...............................    450,000    495,311
  Michigan Higher Education Student Loan (AMBAC Insured),
   5.75%, 6/1/13.........................................  1,000,000  1,065,290
  Michigan Higher Education Facility Authority Revenue,
   5.35%, 6/1/13.........................................  2,390,000  2,417,891
  Michigan Higher Education Facility Authority Revenue,
   5.55%, 6/1/17.........................................  1,550,000  1,569,174
  Michigan Municipal Bond Authority Revenue, 5.70%,
   8/1/07................................................  1,145,000  1,216,792
  Michigan Municipal Bond Authority Revenue (FGIG
   Insured), 6.00%, 12/1/13..............................  1,500,000  1,638,795
  Michigan State General Obligation, Zero Coupon,
   12/1/17...............................................  4,000,000  3,982,600
  Michigan State Hospital Finance Authority Revenue
   (AMBAC Insured):
   6.00%, 9/1/11.........................................  1,250,000  1,336,787
  Michigan State Hospital Finance Authority Revenue:
   Mercy Mt. Clemens, 6.25%, 5/15/11.....................    500,000    531,770
   Daughters of Charity, 5.25%, 11/1/15..................  1,000,000  1,008,370
   Mercy Health Services, 5.375%, 8/15/16................  1,000,000  1,019,490
   Mercy Health Services, 5.625%, 8/15/16................  2,000,000  2,084,720

                       See Notes to Financial Statements.

                                                                Pegasus Funds

PEGASUS MICHIGAN MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
June 30, 1998

--------------------------------------------------------------------------------

                                                            FACE      MARKET
                      DESCRIPTION                          AMOUNT      VALUE
                      -----------                          ------     ------
   Detroit Medical Center, 6.50%, 8/15/18............... $2,000,000 $ 2,182,660
  Michigan State Housing Development Authority Revenue:
   6.375%, 12/1/11......................................    750,000     799,958
   6.00%, 12/1/15.......................................  4,750,000   4,981,278
  Michigan State Housing Development Authority Revenue,
   Federal Housing Association, AMT, 6.20%, 6/1/27......  2,500,000   2,654,875
  Michigan State Strategic Fund Revenue, 5.30%, 7/1/18..  1,250,000   1,251,550
  Michigan State University Revenue, 6.25%, 8/15/15.....  2,000,000   2,177,280
  Newaygo Public Schools General Obligation Unlimited
   Tax, 6.00%, 5/1/12...................................    300,000     322,992
  Norway Vulcan Area Schools, 5.75%, 5/1/13.............    250,000     268,535
  Novi Community Schools, 6.125%, 5/1/13................    750,000     827,070
  Oak Park School District (AMBAC Insured), 6.00%,
   6/1/09...............................................    250,000     270,535
  Ottawa Co. General Obligation Water Supply System,
   6.00%, 8/1/08........................................  1,950,000   2,095,763
  Perry Public Schools, General Obligation, Unlimited
   Tax, 6.00%, 5/1/12...................................    250,000     271,118
  Rockford Public Schools, 5.875%, 5/1/12...............    500,000     533,376
  Rockford Public Schools, 5.25%, 5/1/22................  2,930,000   2,939,024
  Ronulus MI Community, 05/01/18........................  4,755,000   1,727,538
  Royal Oak Hospital Finance Authority Revenue-William
   Beaumont Hospital
   5.60%, 11/15/11......................................  2,000,000   2,119,280
   5.50%, 1/1/18........................................  1,500,000   1,543,034
  Saranac Community School District, 6.00%, 5/1/13......    250,000     271,117
  South Lake General Obligation, 5.13%, 5/1/15..........  1,000,000   1,007,000
  Traverse City Area Public School District, Series I,
   5.70%, 5/1/12........................................  2,400,000   2,547,984
  University of Michigan Revenue, 6.20%, 12/1/03........  1,000,000   1,086,580
  University of Michigan Revenue, 5.75%, 12/1/12........    850,000     902,734
  University of Michigan University Revenues, 5.50%,
   12/1/21..............................................    450,000     458,865
  Wayne County Charter Airport Revenue, AMT, Variable
   Rate, 12/1/16........................................  3,000,000   3,000,000
  Wayne State University (AMBAC Insured):
   5.50%, 11/15/07......................................  1,000,000   1,058,280
   5.65%, 11/15/15......................................    800,000     830,111
  Wayne Westland Community Schools (FGIC Insured),
   Unlimited Tax, 5.75%, 5/1/11.........................    350,000     372,285
  Western University Revenue (FGIC Insured), 6.25%,
   11/15/12.............................................    250,000     275,765
  Wyoming Public School, 5.875%, 5/1/13.................    350,000     376,408
                                                                    -----------
                                                                     92,540,907
                                                                    -----------
 PUERTO RICO -- 4.72%
  Puerto Rico Commonwealth General Obligation (MBIA
   Insured) Unlimited Tax, Public Improvements, 6.25%,
   7/1/12...............................................  1,000,000   1,157,710
  Puerto Rico Commonwealth, General Obligation, 5.75%,
   7/1/17...............................................  3,280,000   3,509,108
                                                                    -----------
                                                                      4,666,818
                                                                    -----------
TOTAL MUNICIPAL BONDS...................................             97,207,725
                                                                    -----------
 (Cost -- $92,885,266)
TOTAL INVESTMENTS.......................................            $98,867,070
                                                                    ===========
 (Cost -- $94,544,611)

                       See Notes to Financial Statements.

    Pegasus Funds
128

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

(1) ORGANIZATION AND COMMENCEMENT OF OPERATIONS

 The Pegasus Funds (Pegasus or the Funds), was organized as a Massachusetts business trust on April 21, 1987, and registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment company. As of June 30, 1998, the Trust consisted of thirty separate portfolios of which there were twenty-one asset allocation, equity, bond and municipal bond funds, as described below.

                                    COMMENCEMENT
                                        DATE
                                    ------------
               ASSET ALLOCATION
                FUNDS
               Managed Assets Con-
                servative Fund         1/23/86
               Managed Assets Bal-
                anced Fund              1/1/94
               Managed Assets
                Growth Fund           12/17/96
               EQUITY FUNDS
               Equity Income Fund      1/27/95
               Growth Fund             1/27/95
               Mid-Cap Opportunity
                Fund                    6/1/91
               Small-Cap Opportu-
                nity Fund              1/27/95
               Intrinsic Value
                Fund                    6/1/91
               Growth and Value
                Fund                    6/1/91
               Equity Index Fund       7/10/92
               International Eq-
                uity Fund              12/3/94
               BOND FUNDS
               Intermediate Bond
                Fund                    6/1/91
               Bond Fund                6/1/91
               Short Bond Fund         9/17/94
               Multi Sector Bond
                Fund                    3/5/93
               International Bond
                Fund                   1/27/95
               High Yield Bond
                Fund                   6/30/97
               MUNICIPAL BOND
                FUNDS
               Municipal Bond Fund      3/1/88
               Short Municipal
                Bond Fund               5/1/98
               Intermediate Munic-
                ipal Bond Fund          3/1/88
               Michigan Municipal
                Bond Fund               2/1/93

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

CONVERSION OF COMMON TRUST FUNDS:

  During the period ended June 30, 1998 and the year ended December 31, 1997, the net assets of certain common trust funds managed by the adviser were exchanged in a tax-free conversion for shares of the corresponding Pegasus Funds (Class I). The transactions were accounted for by a method followed for tax purposes in a tax free business combination sometimes referred to as the pooling without restatement method. The following is a summary of dates, shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date:

                                                        NET ASSET
                                                          VALUE
                                   SHARES   NET ASSETS  PER SHARE  UNREALIZED
                                   ISSUED    CONVERTED   ISSUED   APPRECIATION
                                  --------- ----------- --------- ------------
December 12, 1997
-----------------
International Equity Fund         2,159,636 $25,851,101  $11.97    $5,338,342

January 16, 1998
----------------
Multi Sector Bond Fund            5,725,521  46,376,717    8.10     1,314,449
Growth and Value Fund               826,627  13,267,362   16.05     7,896,171

June 5, 1998
------------
Municipal Bond Fund               1,694,520  21,791,527   12.86     1,385,555
Intermediate Municipal Bond Fund  3,551,166  43,750,365   12.32       662,877
Intermediate Bond Fund              657,518   6,897,367   10.49       212,421

June 19, 1998
-------------
Growth Fund                       5,967,446  97,388,726   16.32    40,491,888
Equity Income Fund                2,382,584  29,377,262   12.33     4,563,975
Mid-Cap Opportunity                 739,751  14,935,571   20.19     7,647,809
Growth and Value                  2,124,838  35,293,559   16.61    23,002,210

(2) SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by Pegasus in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Investments
  The Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes at the close of the respective domestic and foreign securities exchanges.

    Pegasus Funds
130

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
Securities for which market prices or dealer quotes are not readily available (including restricted securities) are valued by the investment advisor, First Chicago NBD Investment Management Company (FCNIMCO), in accordance with procedures approved by the Board of Trustees. Fixed income securities for which quoted bid and ask prices are readily available are valued at the mean between the quoted bid prices (as obtained by the pricing service from dealers in such securities) and ask prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Fixed income securities with maturities less than 60 days are carried at amortized cost, which approximates market value. Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market value.

  Investment security purchases and sales are recorded as of the trade date.

  Pegasus invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve Open Market Desk will do business. FCNIMCO, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

 Restricted Securities
  The High Yield Bond Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities in the High Yield Bond Fund amounted to $3,566,074 or 20% of the Fund's net assets.

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted under the effective interest rate method as required by the Internal Revenue Code (the Code) and generally accepted accounting principles. For mortgage-backed securities, as prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

  The High Yield Bond Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the Fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. None of the Fund's debt obligations were in non-accrual status at June 30, 1998 or for the period then ended.

  For the International Equity Fund, dividends are recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For the International Equity Fund and the International Bond Fund, investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.


                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
 Forward Foreign Currency Contracts
  The International Equity Fund and the International Bond Fund may enter into forward foreign currency contracts which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily using the prevailing exchange rate and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was entered into and the value at the time it was closed.

  The International Equity Fund and the International Bond Fund may enter into forward foreign currency contracts with the objective of minimizing its risk from adverse changes in the relationship between currencies or to enhance income. The International Equity Fund and the International Bond Fund may also enter into a forward contract in a foreign currency in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

  These contracts involve market risk in excess of the amounts reflected in the International Equity Fund's and the International Bond Fund's Statement of Assets and Liabilities. The face or contract amount in U.S. dollars, as reflected in notes to the Portfolio of Investments, reflects the total exposure the Fund has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

 Futures Contracts
  The Funds may enter into futures contracts for the purpose of hedging against changes in the value of their portfolio securities or in securities they intend to purchase. The Equity Funds may also enter into stock index futures contracts as a substitute for comparable market positions in the underlying securities. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Futures contracts are valued based upon their quoted daily closing prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The daily change in the value of the contract is recorded as an unrealized gain or loss. Futures contracts open at June 30, 1998 and their related unrealized market appreciation (depreciation) are set forth in the respective Portfolios of Investments.

  There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with the change in value of the hedged investments.

 Foreign Currency Translations
  The accounting records of the International Equity Fund and the International Bond Fund are maintained in U.S. dollars. Foreign currency-denominated assets and liabilities are "marked-to-market" daily using the prevailing exchange rate and the change in value is recorded as an unrealized gain or loss. Upon receipt or payment, a realized gain or loss is recorded equal to the difference between the original value and the settlement value of the asset or liability. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at prevailing exchange rates on the respective dates of the transactions.

  In both the International Equity Fund and the International Bond Fund, net realized gains and losses on foreign currency transactions represent gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates on securities transactions and between the ex, pay and settlement dates on dividend income. In the International Bond Fund, the effects of changes in foreign currency exchange rates on investments in securities are included within the net realized foreign exchange gain or loss on securities sold and net unrealized foreign exchange gain or loss on investment securities held. In the International Equity Fund, exchange rate fluctuations on investments are not segregated in the statement of operations from changes arising in market price

    Pegasus Funds
132

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
movements but are instead included within the net realized gain or loss on securities sold and net unrealized gain or loss on investment securities held.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

  Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, redemptions in-kind, wash sales and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income or realized gains were recorded by the Fund. Certain book-to-tax timing differences for the Funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

  During the year ended December 31, 1997, the Mid-Cap Opportunity, Intrinsic Value and Equity Index Funds made redemptions in-kind to shareholders which resulted in GAAP-basis realized gains of approximately $2 million, $2 million and $115 million, respectively. For tax purposes these realized gains were distributed only to the redeeming shareholders with the transfer of specific fund assets. These transactions resulted in permanent book-tax differences that were reclassified to paid-in capital in the respective funds.

  As of December 31, 1997, the following Pegasus Funds had capital loss carryforwards and related expiration dates as follows:

            FUND          2002        2003       2004       2005       TOTAL
     --------------------------------------------------------------------------
        Bond           $15,197,602 $1,041,792 $      --  $      --  $16,239,394
        Intermediate
         Bond            3,896,190  2,190,497    168,406        --    6,255,093
        Municipal
         Bond                  --         --     307,645        --      307,645
        Michigan Mu-
         nicipal Bond       29,400        --      94,571    144,655     268,626
        International
         Equity                --      97,147  1,083,369  6,436,160   7,616,676

 Shareholder Dividends
  Dividends from net investment income are declared and paid quarterly by the Equity Funds and Asset Allocation Funds (with the exception of the Managed Assets Conservative and Equity Income Funds which pay dividends monthly) and monthly by the Bond Funds and Municipal Bond Funds. Net realized capital gains are distributed annually or as necessary to comply with subchapter M of the Internal Revenue Code. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Code. However, to the extent that net realized capital gains of a Fund can be reduced by capital loss carryforwards, if any, such gains will not be distributed.

 Deferred Organization Costs
  Organization costs incurred prior to June 30, 1998 are amortized on a straight-line basis over a five year period beginning with the commencement of operations of each portfolio.

 Concentration of Risk
  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and price more volatile than those of comparable U.S. companies and U.S. government securities.

  While the International Equity Fund has a diversified investment portfolio, it currently has investments in excess of 10% of its total investments in Banks (15.16%).

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

  Although the Short Municipal Bond Fund has a diversified investment portfolio, it currently has investments in excess of 10% of its total investments in the States of Illinois and Michigan. Although the Municipal Bond Fund has a diversified investment portfolio it currently has investments in excess of 10% in each of the States of Illinois and Georgia. The Michigan Municipal Bond Fund does not have a diversified portfolio since 94% of its investments are within the State of Michigan. Such concentrations within a particular state may subject the funds more significantly to economic changes occurring within those states.

 Expenses
  Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses which are applicable to all Funds are allocated among them on the basis of relative average daily net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them.

  Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Pegasus or a change in expectations as to the level of actual expenses.

 When Issued/To Be Announced (TBA) Securities
  The Bond Funds may purchase securities on a "when issued" basis. These securities have been registered by a municipality or government agency, but have not yet been issued to the public. These transactions involve a commitment by the Funds to purchase particular securities, with payment and delivery taking place at a future date, for which all specific information, such as the face amount and maturity date of such investment security, is not known at the time of the trade. These transactions are subject to market fluctuations and the risk that the value at delivery may be more or less than the purchase price at which the transactions were entered. The current value of these securities is determined in the same manner as that of other portfolio securities. Although the Bond Funds generally purchase these securities with the intention of acquisition, such securities may be sold before the settlement date.

 Multiple Classes of Capital Shares of Beneficial Interest
  The Funds offer Class A, Class B and Class I shares. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares automatically convert to Class A shares at the beginning of the eighth year (the third year in the case of the Short Bond Fund and the seventh year in the case of the Equity Index, Multi Sector Bond, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase.

(3) INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  FCNIMCO is the investment advisor pursuant to the Advisory Agreement whereby FCNIMCO has agreed to provide the day-to-day management of each of the Fund's investments. For its advisory services to Pegasus, FCNIMCO is entitled to a fee, computed daily and payable monthly.

  The Trust has a Co-Administration Agreement with NBD Bank, FCNIMCO and BISYS Fund Services ("BISYS") (collectively, the "Co-Administrators") pursuant to which the Co-Administrators have agreed to assist in all aspects of the Funds' operations for an administration fee, at an annual rate of 0.15% of each Fund's average daily net assets.

  Federated Investment Counseling (Federated) is the sub-advisor of the High Yield Bond Fund's investments. For its services, Federated is entitled to a monthly fee at the following annual rates, which vary according to the level of assets: 0.50% on the first $30 million of average daily net assets, 0.40% on the next $20

    Pegasus Funds
134

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------
million, 0.30% on the next $25 million, 0.25% on the next $25 million and 0.20% of the Fund's average daily net assets in excess of $100 million. The Sub-Advisor's fee is paid by FCNIMCO and not by the Fund.

  BISYS serves as the Fund's principal underwriter and distributor of the Fund's shares.

  NBD Bank, an affiliate of FCNIMCO, is also compensated for its services as Pegasus' custodian and for certain transfer agent services and is reimbursed for certain out-of-pocket expenses incurred on behalf of Pegasus.

  Pegasus maintains an unfunded, nonqualified deferred compensation plan. This plan allows for an individual trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  The Funds may invest in mutual funds sponsored and managed by FCNIMCO, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate fees, the FCNIMCO remits to each Fund an amount equal to all fees assessed on the assets invested in such funds, with the exception of the Managed Assets Conservative, Managed Assets Balanced and Managed Assets Growth funds whereby FCNIMCO only reimburses the investment management and administration fees.

  On April 10, 1998 First Chicago NBD Investment Management Company's parent company, First Chicago NBD Corporation, entered into an agreement and plan of merger with BANC ONE CORPORATION pursuant to which First Chicago NBD Corporation will merge with and into BANC ONE CORPORATION. The merger is conditioned upon, among other things, approval by holders of a majority of BANC ONE CORPORATION common stock, approval by holders of a majority of the First Chicago NBD Corporation common stock, and receipt of certain regulatory and governmental approvals.

(4) INVESTMENT SECURITIES TRANSACTIONS

  The following summarizes the securities transactions entered into by the Funds, excluding short-term investments for the period ended June 30, 1998:

                                       PURCHASES      SALES     FEDERAL TAX COST
--------------------------------------------------------------------------------
Managed Assets Conservative.......... $ 16,682,753 $  8,498,896  $ 131,315,010
Managed Assets Balanced..............   44,892,949   30,414,356    269,727,313
Managed Assets Growth................    8,451,178    1,254,973     21,612,070
Equity Income........................   47,059,427   45,719,067    268,676,272
Growth...............................  161,412,600  131,909,342    483,706,600
Mid-Cap Opportunity..................  170,997,680  169,536,878    776,337,875
Small-Cap Opportunity................  135,749,392   65,276,561    279,228,740
Intrinsic Value......................   82,364,201   37,854,011    558,528,597
Growth and Value.....................  276,016,532  222,528,157    863,450,150
Equity Index.........................   73,636,355   64,495,422    541,271,530
International Equity.................   36,225,749   13,964,528    473,871,004
Intermediate Bond....................  123,560,826   68,400,805    575,452,084
Bond.................................  310,777,134  131,804,018  1,379,506,803
Short Bond...........................   73,692,940   58,888,677    253,166,456
Multi Sector Bond....................   69,258,531   46,352,894    125,463,721
International Bond...................    9,980,000    8,675,782     93,590,168
High Yield Bond......................   28,451,683   10,255,587     67,474,633
Municipal Bond.......................   86,525,729   34,800,392    412,563,862
Short Municipal Bond.................   13,340,616    2,756,086     11,470,926
Intermediate Municipal Bond..........   94,061,637   30,839,655    435,512,398
Michigan Municipal Bond..............   32,030,090   11,830,300     94,544,611

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

  At June 30, 1998, accumulated net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

                                                                  NET UNREALIZED
                                        UNREALIZED   UNREALIZED   APPRECIATION/
                                       APPRECIATION DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
Managed Assets Conservative........... $  4,794,791 $  (957,030)   $  3,837,761
Managed Assets Balanced...............   10,098,903  (2,513,958)      7,584,945
Managed Assets Growth.................      588,426    (322,560)        265,866
Equity Income.........................   64,161,139  (7,094,567)     57,066,572
Growth................................  383,379,469 (20,863,274)    362,516,195
Mid-Cap Opportunity...................  386,159,986 (20,743,642)    365,416,344
Small-Cap Opportunity.................   64,091,842 (15,014,990)     49,076,852
Intrinsic Value.......................  140,768,452 (15,456,299)    125,312,153
Growth and Value......................  390,968,491 (22,804,177)    368,164,314
Equity Index..........................  449,306,951  (9,272,659)    440,034,292
International Equity..................  191,307,668 (59,619,560)    131,688,108
Intermediate Bond.....................   43,289,755 (30,633,106)     12,656,649
Bond..................................  112,310,031 (54,358,819)     57,951,212
Short Bond............................    1,378,792    (328,625)      1,050,167
Multi Sector Bond.....................    4,586,943    (136,241)      4,450,702
International Bond....................    1,579,917  (6,765,726)     (5,185,809)
High Yield Bond.......................      951,851    (724,197)        227,654
Municipal Bond........................   25,686,365     (57,163)     25,629,202
Short Municipal Bond..................       44,629        (635)         43,994
Intermediate Municipal Bond...........   19,069,641     (98,015)     18,971,626
Michigan Municipal Bond...............    4,341,980     (19,521)      4,322,459

(5) EXPENSES

  For the period ended June 30, 1998 FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Funds' average net assets.) Under the terms of the Investment Advisory Agreement, the Investment Advisor is entitled to a monthly fee as a percentage of each Fund's daily net assets. Each Fund's current contractual fee for advisory services is also set forth below.

                                                                       CURRENT
                                                                     CONTRACTUAL
                                                                      ADVISORY
                                             CLASS A CLASS B CLASS I  FEE RATE
--------------------------------------------------------------------------------
Managed Assets Conservative.................  1.25%   2.00%   1.00%     0.65%
Managed Assets Balanced.....................  1.25%   2.00%   1.00%     0.65%
Managed Assets Growth.......................  1.25%   2.00%   1.00%     0.65%
Equity Income...............................  1.21%   1.96%   0.96%     0.50%
Growth......................................  1.25%   2.00%   1.00%     0.60%
Mid-Cap Opportunity.........................  1.27%   2.02%   1.02%     0.60%
Small-Cap Opportunity.......................  1.42%   2.17%   1.17%     0.70%
Intrinsic Value.............................  1.19%   1.94%   0.94%     0.60%
Growth and Value............................  1.12%   1.87%   0.87%     0.60%
Equity Index................................  0.66%   1.41%   0.41%     0.10%
International Equity........................  1.44%   2.19%   1.19%     0.80%
Intermediate Bond...........................  1.04%   1.79%   0.79%     0.40%
Bond........................................  0.99%   1.74%   0.74%     0.40%
Short Bond..................................  0.86%   1.61%   0.61%     0.35%
Multi-Sector Bond...........................  0.92%   1.67%   0.67%     0.40%
International Bond..........................  1.15%   1.90%   0.90%     0.70%
High Yield Bond.............................  1.14%   1.89%   0.89%     0.70%
Municipal Bond..............................  0.98%   1.73%   0.73%     0.40%
Short Municipal Bond........................  0.87%   1.62%   0.62%     0.40%
Intermediate Municipal Bond.................  0.93%   1.68%   0.68%     0.40%
Michigan Municipal Bond.....................  0.98%   1.73%   0.73%     0.40%

    Pegasus Funds
136

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

  The Funds' Class A shares and Class B shares have a Shareholder Services Plan (the "Plan") pursuant to which the Funds pay BISYS (the "Distributor") a fee, at an annual rate not to exceed 0.25% of the value of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholder service agents which may include FCNIMCO, and its affiliates. For the period ended June 30, 1998, the Funds paid the following amounts under the Plan to BISYS:

                                                            AMOUNTS PAID
      ------------------------------------------------------------------
       Managed Assets Conservative.........................   $143,187
       Managed Assets Balanced.............................    209,952
       Managed Assets Growth...............................     19,971
       Equity Income.......................................     20,881
       Growth..............................................    121,834
       Mid-Cap Opportunity.................................    362,298
       Small-Cap Opportunity...............................     38,775
       Intrinsic Value.....................................    152,677
       Growth and Value....................................    313,800
       Equity Index........................................    301,720
       International Equity................................     48,922
       Intermediate Bond...................................    101,198
       Bond Fund...........................................    236,224
       Short Bond..........................................     16,212
       Multi-Sector Bond...................................     15,023
       International Bond..................................      9,687
       High Yield Bond.....................................      1,285
       Municipal Bond......................................     47,653
       Short Municipal Bond................................         14
       Intermediate Municipal Bond.........................     25,109
       Michigan Municipal Bond.............................     24,539

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

  The Funds' Class B shares have a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Funds have agreed to pay the Distributor for advertising, marketing and distributing Class B shares of the Funds at an annual rate of 0.75% of the average daily net assets of the Funds' outstanding Class B shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO, and its affiliates with respect to these services. A contingent deferred sales charge (CDSC) payable to the Distributor is imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor. For the period ended June 30, 1998, the Funds made the following payments under the 12b-1 Plan, all of which was retained by the Distributor:

                                              12B-1 FEES PAID CDSC PAID
      -----------------------------------------------------------------
       Managed Assets Conservative...........     $66,552      42,909
       Managed Assets Balanced...............      50,127      22,672
       Managed Assets Growth.................      31,547      17,051
       Equity Income.........................      13,275       3,965
       Growth................................      11,527       8,231
       Mid-Cap Opportunity...................      20,103      18,049
       Small-Cap Opportunity.................      10,564       8,855
       Intrinsic Value.......................      16,108      12,889
       Growth and Value......................      27,739      19,369
       Equity Index..........................       7,557       4,963
       International Equity..................       7,941       2,586
       Intermediate Bond.....................       2,202       1,487
       Bond..................................      17,240      12,578
       Short Bond............................       1,040          --
       Multi-Sector Bond.....................       2,079         116
       International Bond....................         526         538
       High Yield Bond.......................         572         316
       Municipal Bond........................       5,557       1,980
       Intermediate Municipal Bond...........       2,864         710
       Michigan Municipal Bond...............       3,557       3,085

    Pegasus Funds
138

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS

 Transactions in amounts and shares of the Funds are summarized below:

                                MANAGED ASSETS CONSERVATIVE FUND                     MANAGED ASSETS BALANCED FUND
         -------------------------------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                                   SIX MONTHS ENDED
                             JUNE 30, 1998          FOR THE YEAR ENDED           JUNE 30, 1998          FOR THE YEAR ENDED
                              (UNAUDITED)            DECEMBER 31, 1997            (UNAUDITED)            DECEMBER 31, 1997
         -------------------------------------------------------------------------------------------------------------------
                            AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued            $ 17,924,181  1,177,389  $ 31,316,561   2,016,301  $ 38,426,564   3,101,811  $123,331,478  10,106,283
Dividends rein-
 vested                     6,072,466    411,447    11,601,787     765,341    11,055,875     941,363    13,209,034   1,100,235
Shares redeemed           (13,020,787)  (851,247)  (19,010,963) (1,222,958)  (20,045,688) (1,639,411)  (19,705,519) (1,614,532)
-------------------------------------------------------------------------------------------------------------------------------
Net increase             $ 10,975,860    737,589  $ 23,907,385   1,558,684  $ 29,436,751   2,403,763  $116,834,993   9,591,986
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued            $  8,894,605    579,283  $  7,513,031     482,687  $  5,791,970     421,492  $  8,381,742     606,921
Dividends rein-
 vested                     1,192,528     81,016     1,365,334      90,169       868,880      66,322       757,299      56,894
Shares redeemed              (746,150)   (48,794)     (806,131)    (52,379)     (618,933)    (44,921)     (781,266)    (56,066)
-------------------------------------------------------------------------------------------------------------------------------
Net increase             $  9,340,983    611,505  $  8,072,234     520,477  $  6,041,917     442,893  $  8,357,755     607,749
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued            $  5,141,409    334,995  $ 17,213,041   1,103,175  $  9,483,808     754,105  $ 54,963,342   4,828,990
Dividends rein-
 vested                       736,899     49,766     1,051,898      69,270     6,120,538     521,256    11,078,389     924,980
Shares redeemed            (3,750,389)  (244,349)   (9,054,523)   (582,695)  (25,066,132) (2,021,085)  (72,178,198) (5,944,348)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  $  2,127,919    140,412  $  9,210,416     589,750  $ (9,461,786)   (745,724) $ (6,136,467)   (190,378)
-------------------------------------------------------------------------------------------------------------------------------
Net increase in
 fund                    $ 22,444,762  1,489,506  $ 41,190,035   2,668,911  $ 26,016,882   2,100,932  $119,056,281  10,009,357
-------------------------------------------------------------------------------------------------------------------------------

                                MANAGED ASSETS GROWTH FUND
         -------------------------------------------------------------------------------------------------------------------
                          SIX MONTHS ENDED
                           JUNE 30, 1998       FOR THE YEAR ENDED
                            (UNAUDITED)         DECEMBER 31, 1997
         -------------------------------------------------------------------------------------------------------------------
                           AMOUNT    SHARES     AMOUNT      SHARES
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued            $4,052,183  333,930  $ 5,803,931    520,583
Dividends rein-
 vested                     280,592   23,876      110,631      9,677
Shares redeemed            (816,938) (67,340)    (447,060)   (40,532)
-------------------------------------------------------------------------------------------------------------------------------
Net increase             $3,515,837  290,466  $ 5,467,502    489,728
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued            $4,842,618  404,318  $ 5,710,882    519,712
Dividends rein-
 vested                     300,043   26,027      106,258      9,416
Shares redeemed            (301,382) (25,165)     (89,261)    (7,937)
-------------------------------------------------------------------------------------------------------------------------------
Net increase             $4,841,279  405,180  $ 5,727,879    521,191
-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued            $  181,143   15,142  $   743,108     64,957
Dividends rein-
 vested                      16,800    1,435            4          0
Shares redeemed             (97,773)  (8,270)          --         --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  $  100,170    8,307  $   743,112     64,957
-------------------------------------------------------------------------------------------------------------------------------
Net increase in
 fund                    $8,457,286  703,953  $11,983,493  1,075,876
-------------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                               EQUITY INCOME FUND                                     GROWTH FUND
                  ------------------------------------------------  ---------------------------------------------------
                     SIX MONTHS ENDED                                  SIX MONTHS ENDED
                      JUNE 30, 1998          FOR THE YEAR ENDED          JUNE 30, 1998           FOR THE YEAR ENDED
                       (UNAUDITED)           DECEMBER 31, 1997            (UNAUDITED)            DECEMBER 31, 1997
                  -----------------------  -----------------------  ------------------------  -------------------------
                    AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 3,289,458     251,251  $ 6,572,559     468,697  $ 40,736,158   2,543,923  $ 40,045,445    2,775,581
Dividends rein-
vested                893,534      71,108    1,844,995     139,990     6,132,760     399,878     2,790,818      182,621
Shares redeemed    (2,860,238)   (211,621)  (8,721,198)   (619,931)  (10,293,749)   (624,519)   (9,366,705)    (646,661)
------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        $ 1,322,754      110,738 $  (294,644)    (11,244) $ 36,575,169   2,319,282  $ 33,469,558    2,311,541
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $   567,957      42,281  $ 1,438,787     101,560  $  1,738,143     104,969  $  1,483,297      101,867
Dividends rein-
vested                258,523      20,608      427,616      32,598       247,803      16,049        93,456        6,193
Shares redeemed      (175,563)    (13,145)    (457,543)    (34,137)      (80,402)     (4,834)     (640,490)     (49,812)
------------------------------------------------------------------------------------------------------------------------
Net increase      $   650,917      49,744  $ 1,408,860     100,021  $  1,905,544     116,184  $    936,263       58,248
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 9,930,998     713,659  $28,432,275   2,026,742  $ 18,159,436   1,042,714  $ 78,761,960    5,522,672
Shares issued in
connection with
merger             29,377,262   2,382,584           --          --    97,388,726   5,967,446            --           --
Dividends rein-
vested             15,705,915   1,297,069   34,772,811   2,674,370    31,795,556   2,018,765    23,951,009    1,567,312
Shares redeemed   (36,436,855) (2,732,538) (69,797,438) (5,065,466)  (69,201,683) (4,198,356) (155,347,564) (10,934,920)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $18,577,320   1,660,774  $(6,592,352)   (364,354) $ 78,142,035   4,830,569  $(52,634,595)  (3,844,936)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)
in fund           $20,550,991   1,821,256  $(5,478,136)   (275,577) $116,622,748   7,266,035  $(18,228,774)  (1,475,147)
------------------------------------------------------------------------------------------------------------------------

                              MID-CAP OPPORTUNITY FUND
                  ----------------------------------------------------
                     SIX MONTHS ENDED
                       JUNE 30, 1998           FOR THE YEAR ENDED
                        (UNAUDITED)            DECEMBER 31, 1997
                  ------------------------- --------------------------
                     AMOUNT       SHARES       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 71,788,059   3,327,466  $130,158,919    6,412,767
Dividends rein-
vested              15,975,797     802,800    13,953,980      672,278
Shares redeemed    (28,515,067) (1,286,242)  (21,535,955)  (1,077,836)
------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        $ 59,248,789   2,844,024  $122,576,944    6,007,209
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $  2,604,965     228,925  $  3,558,244      329,955
Dividends rein-
vested                 697,188      73,811       388,813       37,100
Shares redeemed       (174,485)    (15,260)      (93,380)      (8,506)
------------------------------------------------------------------------------------------------------------------------
Net increase      $  3,127,668     287,476  $  3,853,677      358,549
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 86,213,165   3,936,325  $207,175,566   10,476,135
Shares issued in
connection with
merger              14,935,571     739,751            --           --
Dividends rein-
vested              41,350,473   2,070,630    46,220,847    2,224,010
Shares redeemed   (116,037,215) (5,311,460) (253,407,120) (12,783,438)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 26,461,994   1,435,246  $    (10,707)     (83,293)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)
in fund           $ 88,838,451   4,566,746  $126,419,914    6,282,465
------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
140

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                            SMALL-CAP OPPORTUNITY FUND                            INTRINSIC VALUE FUND
                  -------------------------------------------------  --------------------------------------------------
                     SIX MONTHS ENDED                                   SIX MONTHS ENDED
                      JUNE 30, 1998          FOR THE YEAR ENDED           JUNE 30, 1998          FOR THE YEAR ENDED
                       (UNAUDITED)            DECEMBER 31, 1997            (UNAUDITED)            DECEMBER 31, 1997
                  -----------------------  ------------------------  ------------------------  ------------------------
                     AMOUNT      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 13,936,584    815,028  $ 16,824,149   1,022,192  $ 57,874,860   3,541,487  $ 60,372,454   3,925,383
Dividends rein-
vested                 394,634     24,489     1,650,556     102,839     2,662,928     164,904     6,149,882     394,556
Shares redeemed     (3,297,000)  (192,434)   (3,824,714)   (251,988)  (12,054,207)   (736,574)  (10,129,328)   (667,228)
------------------------------------------------------------------------------------------------------------------------
Net increase      $ 11,034,218    647,083  $ 14,649,991     873,043  $ 48,483,581   2,969,817  $ 56,393,008   3,652,651
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $  2,111,683    124,513  $  1,618,901      99,977  $  2,064,308     174,930  $  2,966,956     260,864
Dividends rein-
vested                  46,202      2,989       125,301       7,951       136,596      11,919       291,301      25,987
Shares redeemed       (107,134)    (6,293)      (29,610)     (1,796)     (129,883)    (11,085)     (122,704)    (10,630)
------------------------------------------------------------------------------------------------------------------------
Net increase      $  2,050,751    121,209  $  1,714,592     106,132  $  2,071,021     175,764  $  3,135,553     276,221
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 79,115,388  4,522,142  $ 78,449,597   4,974,079  $ 64,740,204   3,994,500  $190,470,760  12,535,439
Shares issued in
connection with
merger                      --         --            --          --            --          --            --          --
Dividends rein-
vested               2,656,711    165,941    12,026,693     741,015     8,359,329     517,634    35,700,516   2,291,818
Shares redeemed    (16,460,952)  (954,269)  (21,124,571) (1,399,602)  (80,901,247) (4,947,887)  (97,234,985) (6,443,872)
------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        $ 65,311,147  3,733,814  $ 69,351,719   4,315,492  $ (7,801,714)   (435,753) $128,936,291   8,383,385
------------------------------------------------------------------------------------------------------------------------
Net increase in
fund              $ 78,396,116  4,502,106  $ 85,716,302   5,294,667  $ 42,752,888   2,709,828  $188,464,852  12,312,257
------------------------------------------------------------------------------------------------------------------------

                                 GROWTH AND VALUE FUND
                  -------------------------------------------------------
                      SIX MONTHS ENDED           FOR THE YEAR ENDED
                  JUNE 30, 1998 (UNAUDITED)       DECEMBER 31, 1997
                  --------------------------- ---------------------------
                     AMOUNT        SHARES        AMOUNT        SHARES
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 107,000,982    6,453,604  $  94,486,592    5,899,852
Dividends rein-
vested               10,938,794      663,838     12,755,356      781,070
Shares redeemed     (24,605,771)  (1,428,895)   (15,125,603)    (944,388)
------------------------------------------------------------------------------------------------------------------------
Net increase      $  93,334,005    5,688,547  $  92,116,345    5,736,534
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $   4,276,924      398,180  $   4,612,966      444,913
Dividends rein-
vested                  596,008       59,937        517,650       50,518
Shares redeemed        (221,636)     (20,568)      (145,758)     (13,846)
------------------------------------------------------------------------------------------------------------------------
Net increase      $   4,651,296      437,549  $   4,984,858      481,585
------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 114,951,211    6,717,761  $ 246,403,685   15,691,586
Shares issued in
connection with
merger               48,560,921    2,951,465             --           --
Dividends rein-
vested               32,529,147    1,972,365     58,038,310    3,548,746
Shares redeemed    (168,655,043) (10,078,889)  (262,615,759) (16,528,740)
------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        $  27,386,236    1,562,702  $  41,826,236    2,711,592
------------------------------------------------------------------------------------------------------------------------
Net increase in
fund              $ 125,371,537    7,688,798  $ 138,927,439    8,929,711
------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                  EQUITY INDEX FUND                                 INTERNATIONAL EQUITY FUND
           ----------------------------------------------------------------------------------------------------------------
                     SIX MONTHS ENDED
                       JUNE 30, 1998           FOR THE YEAR ENDED            SIX MONTHS ENDED          FOR THE YEAR ENDED
                        (UNAUDITED)             DECEMBER 31, 1997       JUNE 30, 1998 (UNAUDITED)       DECEMBER 31, 1997
           ----------------------------------------------------------------------------------------------------------------
                     AMOUNT       SHARES       AMOUNT        SHARES        AMOUNT         SHARES        AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 81,493,460   3,509,171  $ 168,016,201    8,416,137  $  15,770,529     1,212,350  $ 18,567,566   1,519,426
Dividends
reinvested           2,708,689     113,249      5,805,194      273,337        308,244        23,165       151,571      12,294
Shares redeemed    (31,892,145) (1,355,473)   (32,929,404)  (1,733,288)    (3,521,088)     (266,699)   (3,047,589)   (247,544)
------------------------------------------------------------------------------------------------------------------------------
Net increase      $ 52,310,004   2,266,947  $ 140,891,991    6,956,186  $  12,557,685       968,816  $ 15,671,548   1,284,176
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $  1,069,724      73,231  $   1,287,388      104,699  $     539,854        42,455  $    811,445      70,622
Dividends
reinvested              36,089       2,503         71,089        5,457  $      15,124         1,211  $      7,275         630
Shares redeemed        (55,073)     (3,858)       (57,785)      (4,457)       (84,870)       (6,796)     (201,965)    (18,241)
------------------------------------------------------------------------------------------------------------------------------
Net increase      $  1,050,740      71,876  $   1,300,692      105,699  $     470,109        36,870  $    616,755      53,011
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $ 53,835,844   2,333,633  $ 146,097,054    7,485,701  $  56,588,512     4,302,721  $144,396,799  12,175,388
Shares issued in
connection with
merger                      --          --             --           --             --            --    25,851,101   2,159,636
Dividends
reinvested           5,003,428     209,182     16,894,585      811,344      1,555,564       116,475     1,488,912     120,663
Shares redeemed   (101,394,881) (4,383,249)  (524,752,379) (28,171,388)   (54,103,725)   (4,145,547)  (89,221,490) (7,329,317)
------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        $(42,555,609) (1,840,434) $(361,760,740) (19,874,343) $   4,040,351       273,649  $ 82,515,322   7,126,370
------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
fund              $ 10,805,135     498,389  $(219,568,057) (12,812,458) $  17,068,144     1,279,335  $ 98,803,625   8,463,557
------------------------------------------------------------------------------------------------------------------------------

                                INTERMEDIATE BOND FUND
           ----------------------------------------------------------------------------------------------------------------
                       SIX MONTHS ENDED           FOR THE YEAR ENDED
                  JUNE 30, 1998 (UNAUDITED)       DECEMBER 31, 1997
           ----------------------------------------------------------------------------------------------------------------
                     AMOUNT         SHARES        AMOUNT       SHARES
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $  51,684,471     4,899,794  $ 27,304,014    2,624,666
Dividends
reinvested            2,222,174       212,019     1,358,064      131,435
Shares redeemed      (9,806,660)     (932,786)   (5,101,965)    (493,064)
------------------------------------------------------------------------------------------------------------------------------
Net increase      $  44,099,985     4,179,027  $ 23,560,093    2,283,037
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $     378,196        36,223  $    278,873       27,172
Dividends
reinvested               12,449         1,198         8,536          833
Shares redeemed         (46,783)       (4,498)      (29,302)      (2,866)
------------------------------------------------------------------------------------------------------------------------------
Net increase      $     343,862        32,923  $    258,107       25,139
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $  73,272,137     6,969,702  $185,976,995   18,003,953
Shares issued in
connection with
merger                6,897,367       657,518            --           --
Dividends
reinvested            6,970,587       664,981    16,511,264    1,601,349
Shares redeemed     (64,625,962)   (6,136,491) (123,282,895) (11,921,465)
------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease)        $  22,514,129     2,155,710  $ 79,205,364    7,683,837
------------------------------------------------------------------------------------------------------------------------------
Net increase
(decrease) in
fund              $  66,957,976     6,367,660  $103,023,564    9,972,013
------------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
142

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                     BOND FUND                                        SHORT BOND FUND
                 ----------------------------------------------------  -------------------------------------------------
                     SIX MONTHS ENDED                                     SIX MONTHS ENDED
                      JUNE 30, 1998            FOR THE YEAR ENDED          JUNE 30, 1998          FOR THE YEAR ENDED
                       (UNAUDITED)             DECEMBER 31, 1997            (UNAUDITED)            DECEMBER 31, 1997
                 -------------------------  -------------------------  -----------------------  ------------------------
                    AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued    $128,544,146   12,071,298  $ 87,085,926    8,353,347  $11,148,043   1,093,694  $  4,288,154     423,115
Dividends rein-
 vested             5,011,237      472,336     3,910,615      377,818      276,480      27,247       100,656       9,964
Shares redeemed   (22,121,036)  (2,080,411)  (15,064,433)  (1,455,779)  (2,040,961)   (200,700)     (692,337)    (68,358)
-------------------------------------------------------------------------------------------------------------------------
Net increase     $111,434,347   10,463,223  $ 75,932,108    7,275,386  $ 9,383,562     920,241  $  3,696,473     364,721
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued    $  2,898,579      272,590  $  3,156,452      303,186  $   131,540      13,036  $    500,749      49,815
Dividends rein-
 vested               104,581        9,858        60,268        5,791        5,530         550         4,017         400
Shares redeemed      (331,794)     (31,253)     (164,690)     (15,856)    (404,494)    (40,137)      (20,443)     (2,048)
-------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $  2,671,366      251,195  $  3,052,030      293,121  $  (267,424)    (26,551) $    484,323      48,167
-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued    $229,262,534   21,523,087  $435,649,178   42,208,448  $62,020,440   6,099,302  $131,425,104  12,981,562
Dividends rein-
 vested            18,170,500    1,712,575    32,769,206    3,176,489    2,587,039     255,070     4,521,387     447,631
Shares redeemed  (153,239,999) (14,365,069) (157,152,393) (15,127,474) (54,822,744) (5,393,540)  (73,190,834) (7,226,149)
-------------------------------------------------------------------------------------------------------------------------
Net increase     $ 94,193,035    8,870,593  $311,265,991   30,257,463  $ 9,784,735     960,832  $ 62,755,657   6,203,044
-------------------------------------------------------------------------------------------------------------------------
Net increase in
 fund            $208,298,748   19,585,011  $390,250,129   37,825,970  $18,900,873   1,854,522  $ 66,936,453   6,615,932
-------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                      MULTI SECTOR BOND FUND                           INTERNATIONAL BOND FUND
                        -------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                                   SIX MONTHS ENDED
                              JUNE 30, 1998           FOR THE YEAR ENDED         JUNE 30, 1998       FOR THE YEAR ENDED
                               (UNAUDITED)            DECEMBER 31, 1997           (UNAUDITED)         DECEMBER 31, 1997
                        -------------------------------------------------------------------------------------------
                            AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT     SHARES     AMOUNT      SHARES
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued            $  6,177,798     765,752  $  2,346,273      298,883  $3,096,824   311,501  $ 5,057,792    501,600
Dividends reinvested          310,701      38,775       481,710       61,412     165,922    16,687      173,729     17,298
Shares redeemed            (2,252,672)   (280,389)   (3,919,756)    (502,746)   (707,617)  (71,027)    (554,465)   (55,064)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  $  4,235,827     524,138  $ (1,091,773)    (142,451) $2,555,129   257,161  $ 4,677,056    463,834
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued            $     80,572      10,007  $    235,272       29,850  $   41,508     4,143  $   104,851     10,315
Dividends reinvested            9,388       1,169        18,480        2,347       2,446       244        2,380        235
Shares redeemed               (27,176)     (3,357)     (230,668)     (29,611)    (14,972)   (1,492)     (29,856)    (2,993)
---------------------------------------------------------------------------------------------------------------------------
Net increase             $     62,784       7,819  $     23,084        2,586  $   28,982     2,895  $    77,375      7,557
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued            $ 15,119,666   1,883,224  $  7,729,755      983,848  $7,798,461   783,674  $40,067,491  3,900,010
Shares issued in con-
 nection with merger       46,376,717   5,725,521            --           --          --        --           --         --
Dividends reinvested          977,607     121,956       224,426       28,290     852,036    85,181    1,589,981    157,098
Shares redeemed           (39,351,836) (4,894,210) (102,380,005) (13,037,412) (8,795,191) (881,263)  (7,903,780)  (780,266)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)  $ 23,122,154   2,836,491  $(94,425,824) (12,025,274) $ (144,694)  (12,408) $33,753,692  3,276,342
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund                 $ 27,420,765   3,368,448  $(95,494,513) (12,165,139) $2,439,417   247,648  $38,508,123  3,747,733
---------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
144

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                             HIGH YIELD BOND FUND                              MUNICIPAL BOND FUND
            -------------------------------------------------------------------------------------------------------
                    SIX MONTHS ENDED                                 SIX MONTHS ENDED
                      JUNE 30, 1998        FOR THE YEAR ENDED         JUNE 30, 1998          FOR THE YEAR ENDED
                       (UNAUDITED)          DECEMBER 31, 1997          (UNAUDITED)           DECEMBER 31, 1997
            -------------------------------------------------------------------------------------------------------
                    AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT       SHARES
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $ 1,164,308    112,580  $   566,077     55,462  $ 8,552,396     666,238  $11,724,049     939,135
Dividends rein-
 vested                23,847      2,319        3,384        332      512,852      39,979      843,113      67,267
Shares redeemed      (172,437)   (16,714)         --         --    (3,614,960)   (281,221)  (8,454,633)   (681,140)
-------------------------------------------------------------------------------------------------------------------
Net increase      $ 1,015,718     98,185  $   569,461     55,794  $ 5,450,288     424,996    4,112,529     325,262
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $   219,930     21,164  $    77,187      7,534  $   497,522      38,856  $   733,512      58,222
Dividends rein-
 vested                 2,672        259          959         94       22,200       1,732       28,072       2,246
Shares redeemed       (62,794)    (6,034)        (893)       (87)     (74,296)     (5,813)    (160,009)    (12,772)
-------------------------------------------------------------------------------------------------------------------
Net increase      $   159,808     15,389  $    77,253      7,541  $   445,426      34,775      601,575      47,696
-------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $19,448,223  1,863,548  $50,211,813  4,945,400  $48,090,823   3,745,599  $90,800,345   7,311,590
Shares issued in
 connection with
 merger                    --         --           --         --   21,791,527   1,694,520           --          --
Dividends rein-
 vested               669,011     64,340      369,553     36,030      286,557      22,351      632,571      50,986
Shares redeemed    (2,521,000)  (242,449)  (2,057,468)  (200,949) (22,721,523) (1,766,880) (87,732,156) (7,051,329)
-------------------------------------------------------------------------------------------------------------------
Net increase      $17,596,234  1,685,439  $48,523,898  4,780,481  $47,447,384   3,695,590  $ 3,700,760     311,247
-------------------------------------------------------------------------------------------------------------------
Net increase in
 fund             $18,771,760  1,799,013  $49,170,612  4,843,816  $53,343,098   4,155,361  $ 8,414,864     684,205
-------------------------------------------------------------------------------------------------------------------

                    SHORT MUNICIPAL BOND FUND
            -------------------------------------------------------------------------------------------------------
                  FOR THE PERIOD ENDED
                      JUNE 30, 1998
                     (UNAUDITED)(1)
            -------------------------------------------------------------------------------------------------------
                    AMOUNT     SHARES
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued     $    72,750     7,226
Dividends rein-
 vested                   188        19
Shares redeemed            --        --
-------------------------------------------------------------------------------------------------------------------
Net increase      $    72,938     7,245
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued     $       101        10
Dividends rein-
 vested                     0         0
Shares redeemed            --        --
-------------------------------------------------------------------------------------------------------------------
Net increase      $       101      $ 10
-------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued     $10,536,310 1,050,317
Shares issued in
 connection with
 merger                    --        --
Dividends rein-
 vested           $    29,080     2,888
Shares redeemed            --        --
-------------------------------------------------------------------------------------------------------------------
Net increase      $10,565,390 1,053,205
-------------------------------------------------------------------------------------------------------------------
Net increase in
 fund             $10,638,429 1,060,460
-------------------------------------------------------------------------------------------------------------------

(1) For the period May 1, 1998 (commencement of operations) through June 30,
    1998.

                                                   Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

(6) CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                INTERMEDIATE MUNICIPAL BOND FUND                   MICHIGAN MUNICIPAL BOND FUND
                          ---------------------------------------------------------------------------------------
                          SIX MONTHS ENDED JUNE      FOR THE YEAR ENDED     SIX MONTHS ENDED JUNE    FOR THE YEAR ENDED
                           30, 1998 (UNAUDITED)      DECEMBER 31, 1997      30, 1998 (UNAUDITED)      DECEMBER 31, 1997
                          ---------------------------------------------------------------------------------------
                            AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT      SHARES
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Shares issued             $ 2,339,395     190,321  $ 4,330,436     356,402  $ 1,416,018    129,260  $ 1,862,834    175,504
Dividends reinvested          287,600      23,402      654,340      53,881      321,434     29,427      635,851     59,987
Shares redeemed            (1,315,969)   (106,913)  (5,476,837)   (450,630)  (1,770,939)  (161,778)  (3,140,092)  (297,510)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)   $ 1,311,026     106,810  $  (492,061)    (40,347) $   (33,487)    (3,091) $  (641,407)   (62,019)
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Shares issued             $   201,345      16,414  $    97,661       8,007  $   722,091     68,048  $   597,476     57,746
Dividends reinvested            9,315         758       19,911       1,640        8,245        779        4,727        457
Shares redeemed              (117,442)     (9,564)     (31,769)     (2,641)      (2,500)      (233)     (22,479)    (2,223)
---------------------------------------------------------------------------------------------------------------------------
Net increase              $    93,218       7,608  $    85,803       7,006  $   727,836     68,594  $   579,724     55,980
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES:
Shares issued             $42,869,723   3,514,247  $68,404,127   5,629,130  $21,295,667  1,946,719  $23,854,404  2,244,429
Shares issued in connec-
 tion with merger          43,750,365   3,551,166           --          --           --         --           --         --
Dividends reinvested          257,519      20,948    1,762,447     143,942      243,068     22,233      347,003     32,675
Shares redeemed           (29,947,548) (2,428,489) (73,664,655) (6,056,270)  (3,524,085)  (321,765)  (6,574,233)  (622,964)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)    56,930,059   4,657,872  $(3,498,081)   (283,198)  18,014,650  1,647,187   17,627,174  1,654,140
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in fund                  $58,334,303   4,772,290  $(3,904,339)   (316,539) $18,708,999  1,712,690  $17,565,491  1,648,101
---------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
146

                           [INTENTIONALLY LEFT BLANK]




                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
  The Financial Highlights present a per share analysis of how the Funds' net assets values have changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Funds and other information for the periods presented.

--------------------------------------------------------------------------------
See accompanying Notes to the Financial Statements.

                                   INVESTMENT OPERATIONS
                       ----------------------------------------------
                                                             TOTAL
                       NET ASSET             NET REALIZED    INCOME
                         VALUE      NET     AND UNREALIZED    FROM
                       BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT
                       OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS
                       --------- ---------- -------------- ----------
MANAGED ASSETS CONSERVATIVE
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                $14.95      0.28         0.49        $ 0.77
 December 31, 1997      $15.34      0.58         1.35        $ 1.93
 December 31, 1996      $14.54      0.56         0.89        $ 1.45
 December 31, 1995      $12.13      0.64         2.48        $ 3.12
 December 31, 1994      $13.11      0.73        (0.98)       $(0.25)
 December 31, 1993      $12.68      0.72         0.61        $ 1.33
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                $14.97      0.25         0.46        $ 0.71
 December 31, 1997      $15.36      0.47         1.35        $ 1.82
 December 31, 1996      $14.56      0.44         0.89        $ 1.33
For the period ended
 12/31/1995(/2/)        $12.42      0.45         2.17        $ 2.62
For the period ended
 12/2/1994(/1/)         $13.05      0.51        (0.91)       $(0.40)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                $15.00      0.29         0.51        $ 0.80
 December 31, 1997      $15.38      0.59         1.37        $ 1.96
 December 31, 1996      $14.57      0.60         0.89        $ 1.49
For the period ended
 12/31/1995(/4/)        $12.42      0.57         2.18        $ 2.75
---------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                $11.92      0.17         0.57        $ 0.74
 December 31, 1997      $11.63      0.32         1.43        $ 1.75
 December 31, 1996      $11.24      0.35         1.06        $ 1.41
 December 31, 1995      $ 9.53      0.35         1.83        $ 2.18
 December 31, 1994      $10.00      0.28        (0.48)       $(0.20)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                $13.27      0.12         0.65        $ 0.77
 December 31, 1997      $12.81      0.24         1.61        $ 1.85
For the period ended
 12/31/1996(/5/)        $12.16      0.08         0.81        $ 0.89
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                $11.91      0.18         0.56        $ 0.74
 December 31, 1997      $11.59      0.34         1.47        $ 1.81
 December 31, 1996      $11.24      0.39         1.02        $ 1.41
 December 31, 1995      $ 9.53      0.35         1.83        $ 2.18
 December 31, 1994      $10.00      0.28        (0.48)       $(0.20)
---------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                $11.51      0.10         0.71        $ 0.81
 December 31, 1997      $10.08      0.17         1.60        $ 1.77
For the period ended
 12/31/1996(/6/)        $10.00      0.00         0.08        $ 0.08
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                $11.35      0.06         0.70        $ 0.76
 December 31, 1997      $ 9.99      0.11         1.55        $ 1.66
For the period ended
 12/31/1996(/6/)        $10.00      0.00        (0.01)       $(0.01)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                $11.57      0.12         0.71        $ 0.83
 December 31, 1997      $10.13      0.21         1.59        $ 1.80
For the period ended
 12/31/1996(/6/)        $10.00      0.00         0.13        $ 0.13
---------------------------------------------------------------------------------------------
                                                 LESS DISTRIBUTIONS
                       ----------------------------------------------------------------------
                                                          IN EXCESS
                                                            OF NET
                                                           REALIZED
                                                           GAIN ON
                                  IN EXCESS   FROM NET   INVESTMENTS
                        FROM NET    OF NET    REALIZED   AND FOREIGN
                       INVESTMENT INVESTMENT   GAIN ON     CURRENCY   RETURN OF     TOTAL
                         INCOME     INCOME   INVESTMENTS TRANSACTIONS  CAPITAL  DISTRIBUTIONS
                       ---------- ---------- ----------- ------------ --------- -------------
MANAGED ASSETS CONSERVATIVE
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                 (0.29)       --        (0.68)        --          --       $(0.97)
 December 31, 1997       (0.58)       --        (1.74)        --          --       $(2.32)
 December 31, 1996       (0.56)       --        (0.09)        --          --       $(0.65)
 December 31, 1995       (0.68)       --        (0.03)        --          --       $(0.71)
 December 31, 1994       (0.72)       --        (0.01)        --          --       $(0.73)
 December 31, 1993       (0.72)       --        (0.18)        --          --       $(0.90)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                 (0.24)       --        (0.68)                    --       $(0.92)
 December 31, 1997       (0.47)       --        (1.74)        --          --       $(2.21)
 December 31, 1996       (0.44)       --        (0.09)        --          --       $(0.53)
For the period ended
 12/31/1995(/2/)         (0.45)       --        (0.03)        --          --       $(0.48)
For the period ended
 12/2/1994(/1/)          (0.54)       --        (0.01)        --          --       $(0.55)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                 (0.31)       --        (0.68)        --          --       $(0.99)
 December 31, 1997       (0.60)       --        (1.74)        --          --       $(2.34)
 December 31, 1996       (0.59)       --        (0.09)        --          --       $(0.68)
For the period ended
 12/31/1995(/4/)         (0.57)       --        (0.03)        --          --       $(0.60)
---------------------------------------------------------------------------------------------
MANAGED ASSETS BALANCED
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                 (0.18)       --        (0.66)        --          --       $(0.84)
 December 31, 1997       (0.31)       --        (1.15)        --          --       $(1.46)
 December 31, 1996       (0.34)       --        (0.68)        --          --       $(1.02)
 December 31, 1995       (0.35)       --        (0.12)        --          --       $(0.47)
 December 31, 1994       (0.27)       --         --           --          --       $(0.27)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                 (0.13)       --        (0.66)        --          --       $(0.79)
 December 31, 1997       (0.24)       --        (1.15)        --          --       $(1.39)
For the period ended
 12/31/1996(/5/)         (0.07)       --        (0.17)        --          --       $(0.24)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                 (0.19)       --        (0.66)        --          --       $(0.85)
 December 31, 1997       (0.34)       --        (1.15)        --          --       $(1.49)
 December 31, 1996       (0.38)       --        (0.68)        --          --       $(1.06)
 December 31, 1995       (0.35)       --        (0.12)        --          --       $(0.47)
 December 31, 1994       (0.27)       --         --           --          --       $(0.27)
---------------------------------------------------------------------------------------------
MANAGED ASSETS GROWTH
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                 (0.10)       --        (0.28)        --          --       $(0.38)
 December 31, 1997       (0.16)       --        (0.18)        --          --       $(0.34)
For the period ended
 12/31/1996(/6/)          0.00        --         --           --          --       $ 0.00
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                 (0.07)       --        (0.28)        --          --       $(0.35)
 December 31, 1997       (0.12)       --        (0.18)        --          --       $(0.30)
For the period ended
 12/31/1996(/6/)          0.00        --         --           --          --       $ 0.00
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                 (0.12)       --        (0.28)        --          --       $(0.40)
 December 31, 1997       (0.18)       --        (0.18)        --          --       $(0.36)
For the period ended
 12/31/1996(/6/)          0.00        --         --           --          --       $ 0.00
---------------------------------------------------------------------------------------------

              See accompanying Notes to the Financial Statements.

    Pegasus Funds
148

PEGASUS FUNDS

                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                                           EXPENSES TO
                                                    NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                        ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                 END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A      IN NET    VALUE, END   TOTAL        PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)  (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------  ----------- ---------- ---------  --------------- ------------- ------------ --------------- -----------
    --         (0.20)     $14.75    10.52%+      $100,508        1.25%+        3.61%+        1.31%+         17.40%
    --         (0.39)     $14.95    13.10%       $ 90,835        1.24%         3.74%         1.33%         102.37%
    --          0.80      $15.34    10.11%       $ 69,301        1.18%         3.64%         1.33%          63.41%
    --          2.41      $14.54    26.40%       $ 51,997        1.17%         4.88%         1.54%           8.23%
    --         (0.98)     $12.13    (1.92%)      $ 44,367        0.63%         5.77%         1.67%          28.69%
    --          0.43      $13.11    10.70%       $ 51,586        0.39%         5.54%         1.65%          16.40%
    --         (0.21)     $14.76     9.72%+      $ 22,223        2.00%+        2.86%+        2.06%+         17.40%
    --         (0.39)     $14.97    12.29%       $ 13,378        1.99%         2.99%         2.08%         102.37%
    --          0.80      $15.36     9.26%       $  5,736        1.93%         2.89%         2.07%          63.41%
    --          2.14      $14.56    21.42%++     $  2,175        1.92%+        3.89%+        2.12%+          8.23%++
  (12.10)      (0.95)       --      (3.13%)         --           1.21%+        4.10%+        2.17%+         28.69%++
    --         (0.19)     $14.81    10.78%+      $ 12,255        1.00%+        3.86%+        1.06%+         17.40%
    --         (0.38)     $15.00    13.34%       $ 10,309        0.99%         3.99%         1.08%         102.37%
    --          0.81      $15.38    10.43%       $  1,501        0.93%         3.89%         1.19%          63.41%
    --          2.15      $14.57    22.55%++     $  1,294        0.77%+        5.12%+        1.22%+          8.23%++
------------------------------------------------------------------------------------------------------------------------
    --         (0.10)     $11.82    12.56%+      $169,028        1.25%+        2.69%+        1.31%+         19.75%
    --          0.29      $11.92    15.28%       $141,804        1.24%         2.71%         1.32%         116.87%
    --          0.39      $11.63    12.99%       $ 26,775        1.09%         3.13%         1.16%          50.50%
    --          1.71      $11.24    23.18%       $  9,986        0.91%         3.40%         1.09%          31.76%
    --         (0.47)     $ 9.53    (1.95%)      $  8,168        0.85%         3.41%         1.56%          37.49%
    --         (0.02)     $13.25    11.74%+      $ 15,875        2.00%+        1.94%+        2.06%+         19.75%
    --          0.46      $13.27    14.59%       $ 10,026        1.99%         1.96%         2.07%         116.87%
    --          0.65      $12.81     7.30%++     $  1,890        1.96%+        1.35%+        2.03%+         50.50%
    --         (0.11)     $11.80    12.70%+      $ 92,326        1.00%+        2.94%+        1.06%+         19.75%
    --          0.32      $11.91    15.79%       $102,042        0.99%         2.96%         1.07%         116.87%
    --          0.35      $11.59    13.04%       $101,596        0.94%         3.28%         1.01%          50.50%
    --          1.71      $11.24    23.18%       $ 83,638        0.91%         3.40%         1.09%          31.76%
    --         (0.47)     $ 9.53    (1.95%)      $ 45,999        0.85%         3.41%         1.56%          37.49%
------------------------------------------------------------------------------------------------------------------------
    --          0.43      $11.94    14.18%+      $  9,404        1.25%+        1.85%+        1.47%+          9.25%
    --          1.43      $11.51    17.75%       $  5,725        1.24%         1.69%         2.29%          39.35%
    --          0.08      $10.08     0.80%++     $     75        1.20%+       (0.45%)+      (3.50%)+         0.00%
    --          0.41      $11.76    13.38%+      $ 10,913        2.00%+        1.10%+        2.22%+          9.25%
    --          1.36      $11.35    16.69%       $  5,936        1.99%         0.94%         3.04%          39.35%
    --         (0.01)     $ 9.99    (0.10%)++    $     17        1.95%+       (1.20%)+      (4.25%)+         0.00%
    --          0.43      $12.00    14.44%+      $  1,583        1.00%+        2.10%+        1.22%+          9.25%
    --          1.44      $11.57    17.87%       $  1,430        0.99%         1.94%         2.04%          39.35%
    --          0.13      $10.13     1.30%++     $    594        0.95%+        0.20%+       (3.25%)+         0.00%
------------------------------------------------------------------------------------------------------------------------

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
See accompanying Notes to the Financial Highlights.

                                     INVESTMENT OPERATIONS
                         ----------------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED   TOTAL
                         NET ASSET             GAIN (LOSS)     INCOME
                           VALUE      NET     ON INVESTMENTS    FROM
                         BEGINNING INVESTMENT AND FINANCIAL  INVESTMENT
                         OF PERIOD   INCOME      FUTURES     OPERATIONS
                         --------- ---------- -------------- ----------
EQUITY INCOME
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $13.06      0.21         0.24        $ 0.45
 December 31, 1997        $13.29      0.41         2.37        $ 2.78
 December 31, 1996        $12.22      0.39         1.90        $ 2.29
For the period ended
 12/31/1995(/7/)          $10.00      0.36         2.57        $ 2.93
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $13.05      0.16         0.25        $ 0.41
 December 31, 1997        $13.28      0.29         2.39        $ 2.68
 December 31, 1996        $12.22      0.30         1.88        $ 2.18
For the period ended
 12/31/1995(/7/)          $10.00      0.29         2.56        $ 2.85
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $13.02      0.22         0.24        $ 0.46
 December 31, 1997        $13.25      0.44         2.38        $ 2.82
 December 31, 1996        $12.21      0.45         1.87        $ 2.32
For the period ended
 12/31/1995(/7/)          $10.00      0.42         2.55        $ 2.97
----------------------------------------------------------------------------------------------
GROWTH
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $15.07     (0.02)        3.01        $ 2.99
 December 31, 1997        $12.64     (0.01)        3.40        $ 3.39
 December 31, 1996        $11.97      0.05         1.04        $ 1.09
For the period ended
 12/31/1995(/7/)          $10.00      0.11         2.86        $ 2.97
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $14.86     (0.03)        2.91        $ 2.88
 December 31, 1997        $12.56     (0.06)        3.32        $ 3.26
 December 31, 1996        $11.95     (0.02)        0.99        $ 0.97
For the period ended
 12/31/1995(/7/)          $10.00      0.06         2.84        $ 2.90
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $15.08     (0.01)        3.01        $ 3.00
 December 31, 1997        $12.63      0.02         3.41        $ 3.43
 December 31, 1996        $11.97      0.09         1.02        $ 1.11
For the period ended
 12/31/1995(/7/)          $10.00      0.15         2.86        $ 3.01
----------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $20.89     (0.04)        1.48        $ 1.44
 December 31, 1997        $17.61     (0.03)        4.87        $ 4.84
 December 31, 1996        $15.15      0.02         3.74        $ 3.76
 December 31, 1995        $13.34      0.06         2.57        $ 2.63
 December 31, 1994        $14.49      0.07        (0.54)       $(0.47)
 December 31, 1993        $12.37      0.10         2.87        $ 2.97
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $10.58     (0.05)        0.73        $ 0.68
 December 31, 1997        $ 9.57     (0.03)        2.60        $ 2.57
 December 31, 1996(/8/)   $10.00      0.00         0.79        $ 0.79
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $20.93     (0.01)        1.49        $ 1.48
 December 31, 1997        $17.61      0.01         4.88        $ 4.89
 December 31, 1996        $15.15      0.04         3.74        $ 3.78
 December 31, 1995        $13.34      0.06         2.57        $ 2.63
 December 31, 1994        $14.49      0.07        (0.54)       $(0.47)
 December 31, 1993        $12.37      0.10         2.87        $ 2.97
                                                  LESS DISTRIBUTIONS
                         ---------------------------------------------------------------------
                                                FROM NET
                                                REALIZED
                                                 GAIN ON    IN EXCESS
                                    IN EXCESS  INVESTMENTS   OF NET
                          FROM NET    OF NET       AND      REALIZED
                         INVESTMENT INVESTMENT  FINANCIAL    GAIN ON   RETURN OF     TOTAL
                           INCOME     INCOME     FUTURES   INVESTMENTS  CAPITAL  DISTRIBUTIONS
                         ---------- ---------- ----------- ----------- --------- -------------
EQUITY INCOME
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.22)       --        (0.82)       --         --        $(1.04)
 December 31, 1997         (0.41)       --        (2.60)       --         --        $(3.01)
 December 31, 1996         (0.38)       --        (0.84)       --         --        $(1.22)
For the period ended
 12/31/1995(/7/)           (0.36)     (0.01)      (0.34)       --         --        $(0.71)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.17)       --        (0.82)       --         --        $(0.99)
 December 31, 1997         (0.31)       --        (2.60)       --         --        $(2.91)
 December 31, 1996         (0.28)       --        (0.84)       --         --        $(1.12)
For the period ended
 12/31/1995(/7/)           (0.29)       --        (0.34)       --         --        $(0.63)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.23)       --        (0.82)       --         --        $(1.05)
 December 31, 1997         (0.45)       --        (2.60)       --         --        $(3.05)
 December 31, 1996         (0.44)       --        (0.84)       --         --        $(1.28)
For the period ended
 12/31/1995(/7/)           (0.42)       --        (0.34)       --         --        $(0.76)
----------------------------------------------------------------------------------------------
GROWTH
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (1.10)       --         --        $(1.10)
 December 31, 1997          0.00        --        (0.96)       --         --        $(0.96)
 December 31, 1996         (0.06)       --        (0.36)       --         --        $(0.42)
For the period ended
 12/31/1995(/7/)           (0.11)       --        (0.89)       --         --        $(1.00)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (1.10)       --         --        $(1.10)
 December 31, 1997          0.00        --        (0.96)       --         --        $(0.96)
 December 31, 1996          0.00        --        (0.36)       --         --        $(0.36)
For the period ended
 12/31/1995(/7/)           (0.06)       --        (0.89)       --         --        $(0.95)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (1.10)       --         --        $(1.10)
 December 31, 1997         (0.02)       --        (0.96)       --         --        $(0.98)
 December 31, 1996         (0.09)       --        (0.36)       --         --        $(0.45)
For the period ended
 12/31/1995(/7/)           (0.15)       --        (0.89)       --         --        $(1.04)
----------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (1.24)       --         --        $(1.24)
 December 31, 1997          0.00        --        (1.56)       --         --        $(1.56)
 December 31, 1996         (0.02)       --        (1.28)       --         --        $(1.30)
 December 31, 1995         (0.06)       --        (0.76)       --         --        $(0.82)
 December 31, 1994         (0.07)       --        (0.49)     (0.02)     (0.10)      $(0.68)
 December 31, 1993         (0.10)       --        (0.75)       --         --        $(0.85)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (1.24)       --         --        $(1.24)
 December 31, 1997          0.00        --        (1.56)       --         --        $(1.56)
 December 31, 1996(/8/)    (0.01)       --        (1.21)       --         --        $(1.22)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (1.24)       --         --        $(1.24)
 December 31, 1997         (0.01)       --        (1.56)       --         --        $(1.57)
 December 31, 1996         (0.04)       --        (1.28)       --         --        $(1.32)
 December 31, 1995         (0.06)       --        (0.76)       --         --        $(0.82)
 December 31, 1994         (0.07)       --        (0.49)     (0.02)     (0.10)      $(0.68)
 December 31, 1993         (0.10)       --        (0.75)       --         --        $(0.85)

    Pegasus Funds
150

PEGASUS FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             See accompanying Notes to the Financial Statements.

                                               RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                                           EXPENSES TO
                                                    NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                        ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                 END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A      IN NET    VALUE, END   TOTAL        PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)  (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------  ----------- ---------- ---------  --------------- ------------- ------------ --------------- -----------
    --         (0.59)     $12.47      6.98%+     $ 13,397         0.95%+        3.15%+         --         15.06%
    --         (0.23)     $13.06     21.57%      $ 12,583         0.95%         2.90%          --         41.31%
    --          1.07      $13.29     19.29%      $ 12,956         0.91%         3.29%         0.95%       61.41%
    --          2.22      $12.22     29.78%++    $  2,873         1.11%+        3.33%+        1.44%+      44.07%++
    --         (0.58)     $12.47      6.42%+     $  3,638         1.70%+        2.40%+         --         15.06%
    --         (0.23)     $13.05     20.73%      $  3,157         1.70%         2.15%          --         41.31%
    --          1.06      $13.28     18.28%      $  1,885         1.66%         2.54%         1.81%       61.41%
    --          2.22      $12.22     28.97%++    $    593         1.90%+        2.65%+        2.65%+      44.07%++
    --         (0.59)     $12.43      7.34%+     $311,286         0.70%+        3.40%+         --         15.06%
    --         (0.23)     $13.02     21.95%      $304,260         0.70%         3.15%          --         41.31%
    --          1.04      $13.25     19.58%      $314,649         0.66%         3.54%         0.74%       61.41%
    --          2.21      $12.21     30.27%++    $283,927         0.65%+        4.08%+        0.77%+      44.07%++
----------------------------------------------------------------------------------------------------------------------------
    --          1.89      $16.96     40.80%+     $109,752         1.06%+       (0.40%)+        --         18.55%
    --          2.43      $15.07     26.76%      $ 62,562         1.04%        (0.08%)         --         22.89%
    --          0.67      $12.64     20.10%      $ 23,273         1.04%         0.43%         1.07%       61.95%
    --          1.97      $11.97     29.98%++    $  4,329         1.21%+        0.86%+        1.39%+     106.02%++
    --          1.78      $16.64     39.84%+     $  4,353         1.81%+       (1.15%)+        --         18.55%
    --          2.30      $14.86     25.90%      $  2,161         1.79%        (0.83%)         --         22.89%
    --          0.61      $12.56     19.04%      $  1,094         1.79%        (0.32%)        1.89%       61.95%
    --          1.95      $11.95     29.15%++    $    268         2.04%+        0.02%+        2.60%+     106.02%++
    --          1.90      $16.98     40.94%+     $733,610         0.81%+       (0.15%)+        --         18.55%
    --          2.45      $15.08     27.10%      $578,490         0.79%         0.17%          --         22.89%
    --          0.66      $12.63     20.36%      $533,406         0.79%         0.68%         0.85%       61.95%
    --          1.97      $11.97     30.38%++    $293,944         0.80%+        1.46%+        0.92%+     106.02%++
----------------------------------------------------------------------------------------------------------------------------
    --          0.20      $21.09     14.54%+     $296,264         1.14%+       (0.38%)+        --         15.52%
    --          3.28      $20.89     27.56%      $234,020         1.09%        (0.20%)         --         37.54%(23)
    --          2.46      $17.61     24.91%      $ 91,516         0.93%         0.12%          --         34.87%
    --          1.81      $15.15     19.88%      $ 71,858         0.89%         0.37%          --         53.55%
    --         (1.15)     $13.34     (3.27%)     $ 64,326         0.90%         0.53%          --         37.51%
    --          2.12      $14.49     24.01%      $ 53,977         0.86%         0.71%          --         33.99%
    --         (0.56)     $10.02     14.18%+     $  6,632         1.89%+       (1.13%)+        --         15.52%
    --          1.01      $10.58     27.10%      $  3,965         1.84%        (0.95%)         --         37.54%(23)
    --         (0.43)     $ 9.57      7.94%++    $    154         1.81%+       (0.59%)+        --         34.87%
    --          0.24      $21.17     14.82%+     $843,060         0.89%+       (0.13%)+        --         15.52%
    --          3.32      $20.93     27.91%      $803,670         0.84%         0.05%          --         37.54%(23)
    --          2.46      $17.61     25.03%      $677,608         0.81%         0.24%          --         34.87%
    --          1.81      $15.15     19.88%      $579,094         0.89%         0.37%          --         53.55%
    --         (1.15)     $13.34     (3.27%)     $460,673         0.90%         0.53%          --         37.51%
    --          2.12      $14.49     24.01%      $311,688         0.86%         0.71%          --         33.99%
----------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

                                                                Pegasus Funds
                                                                            151

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                     INVESTMENT OPERATIONS
                       -----------------------------------------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED   TOTAL
                         NET ASSET             GAIN (LOSS)     INCOME
                           VALUE      NET     ON INVESTMENTS    FROM
                         BEGINNING INVESTMENT AND FINANCIAL  INVESTMENT
                         OF PERIOD   INCOME      FUTURES     OPERATIONS
                         --------- ---------- -------------- ----------
SMALL-CAP OPPORTUNITY
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $16.03     (0.05)        0.92        $ 0.87
 December 31, 1997        $13.70     (0.06)        4.16        $ 4.10
 December 31, 1996        $12.20     (0.02)        3.02        $ 3.00
For the period ended
 12/31/1995(/7/)          $10.00      0.02         2.45        $ 2.47
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $15.74     (0.09)        0.88        $ 0.79
 December 31, 1997        $13.58     (0.07)        4.00        $ 3.93
 December 31, 1996        $12.12     (0.04)        3.00        $ 2.96
For the period ended
 12/31/1995(/7/)          $10.00     (0.03)        2.40        $ 2.37
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $16.22     (0.03)        0.93        $ 0.90
 December 31, 1997        $13.80     (0.05)        4.24        $ 4.19
 December 31, 1996        $12.19     (0.01)        3.13        $ 3.12
For the period ended
 12/31/1995(/7/)          $10.00      0.06         2.44        $ 2.50
----------------------------------------------------------------------------------------------
INTRINSIC VALUE
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $15.66      0.15         0.56        $ 0.71
 December 31, 1997        $13.70      0.23         3.17        $ 3.40
 December 31, 1996        $11.89      0.28         2.50        $ 2.78
 December 31, 1995        $10.48      0.29         2.24        $ 2.53
 December 31, 1994        $11.05      0.31        (0.38)       $(0.07)
 December 31, 1993        $10.40      0.29         1.23        $ 1.52
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $11.23      0.13         0.33        $ 0.46
 December 31, 1997        $10.18      0.25         2.19        $ 2.44
 December 31, 1996(/8/)   $10.00      0.04         0.79        $ 0.83
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $15.67      0.19         0.54        $ 0.73
 December 31, 1997        $13.71      0.28         3.15        $ 3.43
 December 31, 1996        $11.89      0.29         2.51        $ 2.80
 December 31, 1995        $10.48      0.29         2.24        $ 2.53
 December 31, 1994        $11.05      0.31        (0.38)       $(0.07)
 December 31, 1993        $10.40      0.29         1.23        $ 1.52
----------------------------------------------------------------------------------------------
GROWTH AND VALUE
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $16.38      0.04         1.28        $ 1.32
 December 31, 1997        $14.12      0.10         3.78        $ 3.88
 December 31, 1996        $13.16      0.16         2.37        $ 2.53
 December 31, 1995        $10.67      0.21         2.76        $ 2.97
 December 31, 1994        $11.16      0.23        (0.17)       $ 0.06
 December 31, 1993        $10.51      0.20         1.24        $ 1.44
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $10.19      0.01         0.77        $ 0.78
 December 31, 1997        $ 9.32      0.07         2.38        $ 2.45
 December 31, 1996(/8/)   $10.00      0.01         0.62        $ 0.63
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $16.39      0.06         1.28        $ 1.34
 December 31, 1997        $14.12      0.14         3.79        $ 3.93
 December 31, 1996        $13.16      0.18         2.36        $ 2.54
 December 31, 1995        $10.67      0.21         2.76        $ 2.97
 December 31, 1994        $11.16      0.23        (0.17)       $ 0.06
 December 31, 1993        $10.51      0.20         1.24        $ 1.44
 December 31, 1992        $ 9.86      0.22         0.75        $ 0.97
                                                  LESS DISTRIBUTIONS
                       -----------------------------------------------------------------------
                                                FROM NET
                                                REALIZED
                                                 GAIN ON    IN EXCESS
                                    IN EXCESS  INVESTMENTS   OF NET
                          FROM NET    OF NET       AND      REALIZED
                         INVESTMENT INVESTMENT  FINANCIAL    GAIN ON   RETURN OF     TOTAL
                           INCOME     INCOME     FUTURES   INVESTMENTS  CAPITAL  DISTRIBUTIONS
                         ---------- ---------- ----------- ----------- --------- -------------
SMALL-CAP OPPORTUNITY
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (0.21)       --         --        $(0.21)
 December 31, 1997           --         --        (1.77)       --         --        $(1.77)
 December 31, 1996           --         --        (1.50)       --         --        $(1.50)
For the period ended
 12/31/1995(/7/)           (0.02)       --        (0.25)       --         --        $(0.27)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (0.21)       --         --        $(0.21)
 December 31, 1997           --         --        (1.77)       --         --        $(1.77)
 December 31, 1996           --         --        (1.50)       --         --        $(1.50)
For the period ended
 12/31/1995(/7/)             --         --        (0.25)       --         --        $(0.25)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                     --         --        (0.21)       --         --        $(0.21)
 December 31, 1997           --         --        (1.77)       --         --        $(1.77)
 December 31, 1996           --       (0.01)      (1.50)       --         --        $(1.51)
For the period ended
 12/31/1995(/7/)           (0.06)       --        (0.25)       --         --        $(0.31)
----------------------------------------------------------------------------------------------
INTRINSIC VALUE
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.17)       --        (0.18)       --         --        $(0.35)
 December 31, 1997         (0.24)       --        (1.20)       --         --        $(1.44)
 December 31, 1996         (0.28)       --        (0.69)       --         --        $(0.97)
 December 31, 1995         (0.30)       --        (0.82)       --         --        $(1.12)
 December 31, 1994         (0.30)       --        (0.20)       --         --        $(0.50)
 December 31, 1993         (0.28)       --        (0.59)       --         --        $(0.87)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.14)       --        (0.18)       --         --        $(0.32)
 December 31, 1997         (0.19)       --        (1.20)       --         --        $(1.39)
 December 31, 1996(/8/)    (0.06)       --        (0.59)       --         --        $(0.65)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.19)       --        (0.18)       --         --        $(0.37)
 December 31, 1997         (0.27)       --        (1.20)       --         --        $(1.47)
 December 31, 1996         (0.29)       --        (0.69)       --         --        $(0.98)
 December 31, 1995         (0.30)       --        (0.82)       --         --        $(1.12)
 December 31, 1994         (0.30)       --        (0.20)       --         --        $(0.50)
 December 31, 1993         (0.28)       --        (0.59)       --         --        $(0.87)
----------------------------------------------------------------------------------------------
GROWTH AND VALUE
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.04)       --        (0.71)       --         --        $(0.75)
 December 31, 1997         (0.11)       --        (1.51)       --         --        $(1.62)
 December 31, 1996         (0.16)       --        (1.41)       --         --        $(1.57)
 December 31, 1995         (0.22)       --        (0.26)       --         --        $(0.48)
 December 31, 1994         (0.21)       --        (0.30)      (0.01)     (0.03)     $(0.55)
 December 31, 1993         (0.20)       --        (0.59)       --         --        $(0.79)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.02)       --        (0.71)       --         --        $(0.73)
 December 31, 1997         (0.07)       --        (1.51)       --         --        $(1.58)
 December 31, 1996(/8/)    (0.03)       --        (1.28)       --         --        $(1.31)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.06)       --        (0.71)       --         --        $(0.77)
 December 31, 1997         (0.15)       --        (1.51)       --         --        $(1.66)
 December 31, 1996         (0.17)       --        (1.41)       --         --        $(1.58)
 December 31, 1995         (0.22)       --        (0.26)       --         --        $(0.48)
 December 31, 1994         (0.21)       --        (0.30)      (0.01)     (0.03)     $(0.55)
 December 31, 1993         (0.20)       --        (0.59)       --         --        $(0.79)
 December 31, 1992         (0.22)       --        (0.10)       --         --        $(0.32)
----------------------------------------------------------------------------------------------

              See accompanying Notes to the Financial Statements.

    Pegasus Funds
152

PEGASUS FUNDS

--------------------------------------------------------------------------------

                                               RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                                           EXPENSES TO
                                                    NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                        ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                 END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A      IN NET    VALUE, END   TOTAL        PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)  (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------  ----------- ---------- ---------  --------------- ------------- ------------ --------------- -----------
    --          0.66      $16.69     10.90%+     $ 33,523         1.18%+      (0.70%)+         --           23.16%
    --          2.33      $16.03     30.16%      $ 21,836         1.18%       (0.68%)          --           58.29%
    --          1.50      $13.70     24.59%      $  6,697         1.13%       (0.29%)         1.24%         93.82%
    --          2.20      $12.20     24.80%++    $    672         1.25%+       0.19%+         2.56%+        38.89%++
    --          0.58      $16.32     10.14%+     $  3,843         1.93%+      (1.45%)+         --           23.16%
    --          2.16      $15.74     29.17%      $  1,799         1.93%       (1.43%)          --           58.29%
    --          1.46      $13.58     24.42%      $    110         1.88%       (1.04%)         3.04%         93.82%
    --          2.12      $12.12     23.76%++    $     15         2.00%+      (0.51%)+        9.52%+        38.89%++
    --          0.69      $16.91     11.16%+     $290,248         0.93%+      (0.45%)+         --           23.16%
    --          2.42      $16.22     30.60%      $217,908         0.93%       (0.43%)          --           58.29%
    --          1.61      $13.80     25.63%      $125,840         0.88%       (0.04%)         1.02%         93.82%
    --          2.19      $12.19     25.08%++    $ 92,926         0.85%+       0.59%+         1.09%+        38.89%++
------------------------------------------------------------------------------------------------------------------------------
    --          0.36      $16.02      9.12%+     $132,278         1.09%+       1.99%+          --            5.72%
    --          1.96      $15.66     25.03%      $ 82,791         1.06%        1.64%           --           35.93%(23)
    --          1.81      $13.70     23.79%      $ 22,370         0.94%        2.16%           --           34.24%
    --          1.41      $11.89     24.38%      $ 17,858         0.91%        2.49%           --           45.55%
    --         (0.57)     $10.48     (0.60%)     $ 15,730         0.91%        2.92%           --           58.62%
    --          0.65      $11.05     14.71%      $ 14,098         0.86%        2.67%           --           63.90%
    --          0.14      $11.37      8.34%+     $  5,342         1.84%+       1.24%+          --            5.72%
    --          1.05      $11.23     24.24%      $  3,302         1.81%        0.89%           --           35.93%(23)
    --          0.18      $10.18      8.31%++    $    182         1.81%+       0.25%+          --           34.24%+
    --          0.36      $16.03      9.36%+     $545,391         0.84%+       2.24%+          --            5.72%
    --          1.96      $15.67     25.25%      $539,948         0.81%        1.89%           --           35.93%(23)
    --          1.82      $13.71     23.99%      $357,360         0.83%        2.27%           --           34.24%
    --          1.41      $11.89     24.38%      $238,027         0.91%        2.49%           --           45.55%
    --         (0.57)     $10.48     (0.60%)     $204,298         0.91%        2.92%           --           58.62%
    --          0.65      $11.05     14.71%      $178,457         0.86%        2.67%           --           63.90%
------------------------------------------------------------------------------------------------------------------------------
    --          0.57      $16.95     16.44%+     $264,450         1.10%+       0.46%+        1.10%+         20.03%
    --          2.26      $16.38     27.80%      $162,393         1.09%        0.67%          1.10%         30.98%
    --          0.96      $14.12     19.24%      $ 59,027         0.91%        1.17%           --           43.21%
    --          2.49      $13.16     28.04%      $ 49,872         0.84%        1.73%           --           26.80%
    --         (0.49)     $10.67      0.55%      $ 42,274         0.84%        2.07%           --           28.04%
    --          0.65      $11.16     13.79%      $ 29,467         0.83%        1.84%           --           42.31%
    --          0.05      $10.24     15.82%+     $  9,613         1.85%+      (0.29%)+       1.85%+         20.03%
    --          0.87      $10.19     26.90%      $  5,107         1.84%       (0.08%)         1.85%         30.98%
    --         (0.68)     $ 9.32      6.10%++    $    183         1.80%+       0.25%+          --           43.21%+
    --          0.57      $16.96     16.66%+     $953,308         0.85%+       0.71%+        0.85%+         20.03%
    --          2.27      $16.39     28.15%      $895,567         0.84%        0.92%          0.85%         30.98%
    --          0.96      $14.12     19.35%      $733,632         0.80%        1.28%           --           43.21%
    --          2.49      $13.16     28.04%      $687,295         0.84%        1.73%           --           26.80%
    --         (0.49)     $10.67      0.55%      $529,097         0.84%        2.07%           --           28.04%
    --          0.65      $11.16     13.79%      $400,168         0.83%        1.84%           --           42.31%
    --          0.65      $10.51      9.87%      $283,007         0.83%        2.20%           --           16.28%
------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                     INVESTMENT OPERATIONS
                -----------------------------------------------------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED   TOTAL
                         NET ASSET             GAIN (LOSS)     INCOME
                          VALUE,      NET     ON INVESTMENTS    FROM
                         BEGINNING INVESTMENT AND FINANCIAL  INVESTMENT
                         OF PERIOD   INCOME      FUTURES     OPERATIONS
                         --------- ---------- -------------- ----------
EQUITY INDEX
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $21.36      0.10         3.59         $3.69
 December 31, 1997        $16.75      0.26         5.19         $5.45
 December 31, 1996        $14.15      0.30         2.85         $3.15
 December 31, 1995        $10.65      0.30         3.65         $3.95
 December 31, 1994        $11.15      0.31        (0.20)        $0.11
 December 31, 1993        $10.52      0.28         0.75         $1.03
 December 31,
  1992(/2//3/)            $10.00      0.12         0.52         $0.64
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $13.01      0.05         2.15         $2.20
 December 31, 1997        $10.50      0.15         3.15         $3.30
 December 31, 1996(/8/)   $10.00      0.05         0.76         $0.81
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $21.37      0.13         3.59         $3.72
 December 31, 1997        $16.75      0.30         5.20         $5.50
 December 31, 1996        $14.15      0.31         2.85         $3.16
 December 31, 1995        $10.65      0.30         3.65         $3.95
 December 31, 1994        $11.15      0.31        (0.20)        $0.11
 December 31, 1993        $10.52      0.28         0.75         $1.03
 December 31,
  1992(/2//3/)            $10.00      0.12         0.52         $0.64
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $12.11      0.13         1.51         $1.64
 December 31, 1997        $11.77      0.07         0.36         $0.43
 December 31, 1996        $11.05      0.10         0.72         $0.82
 December 31, 1995        $10.01      0.10         1.05         $1.15
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $11.37      0.08         1.42         $1.50
 December 31, 1997        $11.08      0.01         0.34         $0.35
 December 31, 1996(/5/)   $10.84      0.04         0.24         $0.28
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $12.14      0.14         1.51         $1.65
 December 31, 1997        $11.79      0.10         0.37         $0.47
 December 31, 1996        $11.05      0.11         0.74         $0.85
 December 31, 1995        $10.01      0.10         1.05         $1.15
 December 31, 1994(/9/)   $10.00      0.01          --          $0.01
---------------------------------------------------------------------------------------------------
INTERMEDIATE BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $10.47      0.31         0.03         $0.34
 December 31, 1997        $10.29      0.62         0.18         $0.80
 December 31, 1996        $10.37      0.64        (0.07)        $0.57
 December 31, 1995        $ 9.21      0.59         1.16         $1.75
 December 31, 1994        $10.41      0.56        (1.20)       ($0.64)
 December 31, 1993        $10.28      0.59         0.26         $0.85
 December 31,
  1992(/2//2/)            $10.32      0.49         0.13         $0.62
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $10.38      0.27         0.03         $0.30
 December 31, 1997        $10.20      0.55         0.17         $0.72
 December 31, 1996(/8/)   $10.00      0.15         0.20         $0.35
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $10.48      0.32         0.03         $0.35
 December 31, 1997        $10.29      0.65         0.18         $0.83
 December 31, 1996        $10.37      0.64        (0.07)        $0.57
 December 31, 1995        $ 9.21      0.59         1.16         $1.75
 December 31, 1994        $10.41      0.56        (1.20)       ($0.64)
 December 31, 1993        $10.28      0.59         0.26         $0.85
 December 31, 1992        $10.55      0.71        (0.10)        $0.61
---------------------------------------------------------------------------------------------------
                                                     LESS DISTRIBUTIONS
                -----------------------------------------------------------------------------------
                                                   FROM NET
                                                   REALIZED
                                                   GAIN ON
                                                INVESTMENTS &    IN EXCESS
                                    IN EXCESS  FOREIGN CURRENCY   OF NET
                          FROM NET    OF NET   TRANSACTIONS AND  REALIZED
                         INVESTMENT INVESTMENT    FINANCIAL       GAIN ON   RETURN OF     TOTAL
                           INCOME     INCOME       FUTURES      INVESTMENTS  CAPITAL  DISTRIBUTIONS
                         ---------- ---------- ---------------- ----------- --------- -------------
EQUITY INDEX
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.10)       --          (0.15)          --         --        $(0.25)
 December 31, 1997         (0.26)       --          (0.58)          --         --        $(0.84)
 December 31, 1996         (0.29)       --          (0.26)          --         --        $(0.55)
 December 31, 1995         (0.31)       --          (0.14)          --         --        $(0.45)
 December 31, 1994         (0.30)       --          (0.23)        (0.08)       --        $(0.61)
 December 31, 1993         (0.27)       --          (0.13)          --         --        $(0.40)
 December 31,
  1992(/2//3/)             (0.12)       --            --            --         --        $(0.12)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.07)       --          (0.15)          --         --        $(0.22)
 December 31, 1997         (0.21)       --          (0.58)          --         --        $(0.79)
 December 31, 1996(/8/)    (0.06)       --          (0.25)          --         --        $(0.31)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.13)       --          (0.15)          --         --        $(0.28)
 December 31, 1997         (0.30)       --          (0.58)          --         --        $(0.88)
 December 31, 1996         (0.30)       --          (0.26)          --         --        $(0.56)
 December 31, 1995         (0.31)       --          (0.14)          --         --        $(0.45)
 December 31, 1994         (0.30)       --          (0.23)        (0.08)       --        $(0.61)
 December 31, 1993         (0.27)       --          (0.13)          --         --        $(0.40)
 December 31,
  1992(/2//3/)             (0.12)       --            --            --         --        $(0.12)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.11)       --            --            --         --        $(0.11)
 December 31, 1997         (0.09)       --           0.00           --         --        $(0.09)
 December 31, 1996         (0.10)       --          (0.00)          --         --        $(0.10)
 December 31, 1995         (0.11)       --          (0.00)          --         --        $(0.11)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.08)       --            --            --         --        $(0.08)
 December 31, 1997         (0.06)       --            --            --         --        $(0.06)
 December 31, 1996(/5/)    (0.04)       --            --            --         --        $(0.04)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.12)       --            --            --         --        $(0.12)
 December 31, 1997         (0.12)       --            --            --         --        $(0.12)
 December 31, 1996         (0.11)       --            --            --         --        $(0.11)
 December 31, 1995         (0.11)       --            --            --         --        $(0.11)
 December 31, 1994(/9/)      --         --            --            --         --        $(0.00)
---------------------------------------------------------------------------------------------------
INTERMEDIATE BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.31)       --            --            --         --        $(0.31)
 December 31, 1997         (0.62)       --            --            --         --        $(0.62)
 December 31, 1996         (0.65)       --            --            --         --        $(0.65)
 December 31, 1995         (0.59)       --            --            --         --        $(0.59)
 December 31, 1994         (0.55)       --          (0.01)          --         --        $(0.56)
 December 31, 1993         (0.59)       --          (0.13)          --         --        $(0.72)
 December 31,
  1992(/2//2/)             (0.49)       --          (0.17)          --         --        $(0.66)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.27)       --            --            --         --        $(0.27)
 December 31, 1997         (0.54)       --            --            --         --        $(0.54)
 December 31, 1996(/8/)    (0.15)       --            --            --         --        $(0.15)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.32)       --            --            --         --        $(0.32)
 December 31, 1997         (0.64)       --            --            --         --        $(0.64)
 December 31, 1996         (0.65)       --            --            --         --        $(0.65)
 December 31, 1995         (0.59)       --            --            --         --        $(0.59)
 December 31, 1994         (0.55)       --          (0.01)          --         --        $(0.56)
 December 31, 1993         (0.59)       --          (0.13)          --         --        $(0.72)
 December 31, 1992         (0.71)       --          (0.17)          --         --        $(0.88)
---------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

    Pegasus Funds
154

PEGASUS FUNDS

--------------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------

                                                                                           RATIO OF
                                                                                          EXPENSES TO
                                                   NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                       ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A      IN NET    VALUE, END   TOTAL       PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES    ASSET VALUE OF PERIOD  RETURN(A) (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------  ----------- ---------- --------- --------------- ------------- ------------ --------------- -----------
    --          3.44    $24.80     34.60%+      $281,047        0.63%+        0.87%+        0.63%+         6.95%
    --          4.61    $21.36     32.69%       $193,663        0.57%         1.20%           --          12.80%(23)
    --          2.60    $16.75     22.49%       $ 35,336        0.37%         1.89%           --          12.25%
    --          3.50    $14.15     37.35%       $  4,007        0.15%         2.39%           --          10.66%
    --         (0.50)   $10.65      1.02%       $  1,197        0.17%         2.71%           --          24.15%
    --          0.63    $11.15      9.77%       $    960        0.20%         2.59%           --          16.01%
    --          0.52    $10.52     13.61%+      $    151        0.22%+        2.71%+          --           0.50%++
    --          1.98    $14.99     33.78%+      $  2,822        1.38%+        0.12%+        1.38%+         6.95%
    --          2.51    $13.01     31.71%       $  1,515        1.32%         0.45%           --          12.80%(23)
    --          0.50    $10.50      8.09%+      $    113        1.29%+        0.57%+          --          12.25%+
    --          3.44    $24.81     34.92%+      $697,422        0.38%+        1.12%+        0.38%+         6.95%
    --          4.62    $21.37     32.97%       $639,868        0.32%         1.45%           --          12.80%(23)
    --          2.60    $16.75     22.58%       $834,368        0.21%         2.05%           --          12.25%
    --          3.50    $14.15     37.35%       $524,195        0.15%         2.39%           --          10.66%
    --         (0.50)   $10.65      1.02%       $339,611        0.17%         2.71%           --          24.15%
    --          0.63    $11.15      9.77%       $324,369        0.20%         2.59%           --          16.01%
    --          0.52    $10.52     13.61%+      $241,907        0.22%+        2.71%+          --           0.50%++
-------------------------------------------------------------------------------------------------------------------------
    --          1.53    $13.64     27.00%+      $ 43,280        1.32%+        1.56%+        1.32%+         2.51%
    --          0.34    $12.11      3.69%       $ 26,703        1.35%         0.80%           --           3.56%(24)
    --          0.72    $11.77      7.50%       $ 10,836        1.23%         0.88%           --           6.37%
    --          1.04    $11.05     11.47%       $    988        1.16%         1.43%         1.24%          2.09%
    --          1.42    $12.79     25.04%+      $  2,456        2.07%+        0.81%+        2.07%+         2.51%
    --          0.29    $11.37      2.90%       $  1,763        2.10%         0.05%           --           3.56%(24)
    --          0.24    $11.08      2.62%++     $  1,131        2.05%+        0.75%+          --           6.37%+
    --          1.53    $13.67     27.20%+      $553,870        1.07%+        1.81%+        1.07%+         2.51%
    --          0.35    $12.14      3.98%       $487,986        1.10%         1.05%           --           3.56%(24)
    --          0.74    $11.79      7.79%       $389,997        1.10%         1.01%           --           6.37%
    --          1.04    $11.05     11.47%       $106,300        1.16%         1.43%         1.24%          2.09%
    --          0.01    $10.01      1.26%+      $ 36,545        1.15%+        1.18%+        1.92%+         0.30%++
-------------------------------------------------------------------------------------------------------------------------
    --          0.03    $10.50      6.48%+      $ 86,341        0.90%+        5.70%+        0.90%+        12.66%
    --          0.18    $10.47      8.04%       $ 42,343        0.86%         6.01%           --          31.66%
    --         (0.08)   $10.29      5.65%       $ 18,324        0.79%         6.17%           --          31.62%
    --          1.16    $10.37     19.48%       $ 11,654        0.73%         5.98%           --          36.47%
    --         (1.20)   $ 9.21     (6.31%)      $ 11,983        0.74%         5.73%           --          54.60%
    --          0.13    $10.41      8.41%       $ 16,491        0.74%         5.44%           --          92.80%
    --         (0.04)   $10.28     11.17%+      $  4,509        0.75%+        7.04%+          --          56.30%+
    --          0.03    $10.41      5.80%+      $    728        1.65%+        4.95%+        1.65%+        12.66%
    --          0.18    $10.38      7.32%       $    385        1.61%         5.26%           --          31.66%
    --          0.20    $10.20      3.50%++     $    122        1.60%+        1.52%+          --          31.62%+
    --          0.03    $10.51      6.74%+      $506,610        0.65%+        5.95%+        0.65%+        12.66%
    --          0.19    $10.48      8.37%       $482,679        0.61%         6.26%           --          31.66%
    --         (0.08)   $10.29      5.78%       $395,105        0.67%         6.29%           --          31.62%
    --          1.16    $10.37     19.48%       $393,656        0.73%         5.98%           --          36.47%
    --         (1.20)   $ 9.21     (6.31%)      $381,036        0.74%         5.73%           --          54.60%
    --          0.13    $10.41      8.41%       $413,299        0.74%         5.44%           --          92.80%
    --         (0.27)   $10.28      6.00%       $215,923        0.74%         6.91%           --          56.30%
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                     INVESTMENT OPERATIONS
                  ----------------------------------------------------------------------------

                                                               TOTAL
                         NET ASSET             NET REALIZED    INCOME
                           VALUE      NET     AND UNREALIZED    FROM
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS
                         --------- ---------- -------------- ----------
BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $10.59      0.31         0.08        $ 0.39
 December 31, 1997        $10.27      0.63         0.32        $ 0.95
 December 31, 1996        $10.45      0.67        (0.18)       $ 0.49
 December 31, 1995        $ 9.01      0.63         1.45        $ 2.08
 December 31, 1994        $10.32      0.61        (1.31)       ($0.70)
 December 31, 1993        $10.25      0.76         0.38        $ 1.14
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $10.59      0.27         0.08        $ 0.35
 December 31, 1997        $10.27      0.56         0.32        $ 0.88
 December 31, 1996(/5/)   $10.00      0.21         0.27        $ 0.48
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $10.59      0.32         0.08        $ 0.40
 December 31, 1997        $10.27      0.66         0.32         $0.98
 December 31, 1996        $10.45      0.68        (0.18)        $0.50
 December 31, 1995        $ 9.01      0.63         1.45         $2.08
 December 31, 1994        $10.32      0.61        (1.31)       ($0.70)
 December 31, 1993        $10.25      0.76         0.38         $1.14
----------------------------------------------------------------------------------------------
SHORT BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $10.15      0.25         0.01        $ 0.26
 December 31, 1997        $10.11      0.53         0.06        $ 0.59
 December 31, 1996        $10.23      0.55        (0.10)       $ 0.45
 December 31, 1995        $ 9.84      0.58         0.39        $ 0.97
 December 31,
  1994(/1//0/)            $10.00      0.17        (0.16)       $ 0.01
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $10.05      0.23         0.01        $ 0.24
 December 31, 1997        $10.02      0.46         0.05        $ 0.51
 December 31, 1996(/8/)   $10.00      0.12         0.04        $ 0.16
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $10.15      0.27         0.01        $ 0.28
 December 31, 1997        $10.11      0.56         0.06        $ 0.62
 December 31, 1996        $10.23      0.55        (0.10)       $ 0.45
 December 31, 1995        $ 9.84      0.58         0.39        $ 0.97
 December 31,
  1994(/1//0/)            $10.00      0.17        (0.16)       $ 0.01
----------------------------------------------------------------------------------------------
MULTI SECTOR BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $ 8.00      0.22         0.08        $ 0.30
 December 31, 1997        $ 7.84      0.48         0.17        $ 0.65
 December 31, 1996        $ 8.18      0.41        (0.25)       $ 0.16
FOR THE PERIOD ENDED
 12/31/1995(/1//1/)       $ 7.68      0.44         0.72        $ 1.16
 January 31, 1995         $ 8.25      0.52        (0.57)       ($0.05)
FOR THE PERIOD ENDED
 1/31/1994(/1//2/)        $ 8.36      0.47        (0.09)       $ 0.38
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $ 8.00      0.19         0.10        $ 0.29
 December 31, 1997        $ 7.85      0.42         0.17        $ 0.59
 December 31, 1996        $ 8.18      0.45        (0.23)       $ 0.22
FOR THE PERIOD ENDED
 12/31/1995(/1//3/)       $ 8.13      0.24         0.27        $ 0.51
FOR THE PERIOD ENDED
 12/2/1994(/1//4/)        $ 8.16      0.40        (0.55)       ($0.15)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $ 8.01      0.24         0.07        $ 0.31
 December 31, 1997        $ 7.85      0.50         0.17        $ 0.67
 December 31, 1996        $ 8.18      0.46        (0.24)       $ 0.22
FOR THE PERIOD ENDED
 12/31/1995(/1//1/)       $ 7.68      0.47         0.72        $ 1.19
 January 31, 1995         $ 8.25      0.52        (0.57)       ($0.05)
FOR THE PERIOD ENDED
 1/31/1994(/1//2/)        $ 8.36      0.47        (0.09)       $ 0.38
----------------------------------------------------------------------------------------------
                                                  LESS DISTRIBUTIONS
                  ----------------------------------------------------------------------------
                                                            IN EXCESS
                                    IN EXCESS   FROM NET     OF NET
                          FROM NET    OF NET    REALIZED    REALIZED
                         INVESTMENT INVESTMENT   GAIN ON     GAIN ON   RETURN OF     TOTAL
                           INCOME     INCOME   INVESTMENTS INVESTMENTS  CAPITAL  DISTRIBUTIONS
                         ---------- ---------- ----------- ----------- --------- -------------
BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.31)       --           --         --         --       ($0.31)
 December 31, 1997         (0.63)       --           --         --         --       ($0.63)
 December 31, 1996         (0.67)       --           --         --         --       ($0.67)
 December 31, 1995         (0.64)       --           --         --         --       ($0.64)
 December 31, 1994         (0.59)       --        (0.02)        --         --       ($0.61)
 December 31, 1993         (0.76)       --        (0.31)        --         --       ($1.07)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.27)       --           --         --         --       ($0.27)
 December 31, 1997         (0.56)       --           --         --         --       ($0.56)
 December 31, 1996(/5/)    (0.21)       --           --         --         --       ($0.21)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.32)       --           --         --         --       ($0.32)
 December 31, 1997         (0.66)       --           --         --         --       ($0.66)
 December 31, 1996         (0.68)       --           --         --         --       ($0.68)
 December 31, 1995         (0.64)       --           --         --         --       ($0.64)
 December 31, 1994         (0.59)       --        (0.02)        --         --       ($0.61)
 December 31, 1993         (0.76)       --        (0.31)        --         --       ($1.07)
----------------------------------------------------------------------------------------------
SHORT BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.26)       --           --         --         --       ($0.26)
 December 31, 1997         (0.54)       --        (0.01)        --         --       ($0.55)
 December 31, 1996         (0.55)       --        (0.02)        --         --       ($0.57)
 December 31, 1995         (0.58)       --           --         --         --       ($0.58)
 December 31,
  1994(/1//0/)             (0.17)       --           --         --         --       ($0.17)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.23)       --           --         --         --       ($0.23)
 December 31, 1997         (0.47)       --        (0.01)        --         --       ($0.48)
 December 31, 1996(/8/)    (0.12)       --        (0.02)        --         --       ($0.14)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.28)       --           --         --         --       ($0.28)
 December 31, 1997         (0.57)       --        (0.01)        --         --       ($0.58)
 December 31, 1996         (0.55)       --        (0.02)        --         --       ($0.57)
 December 31, 1995         (0.58)       --           --         --         --       ($0.58)
 December 31,
  1994(/1//0/)             (0.17)       --           --         --         --       ($0.17)
----------------------------------------------------------------------------------------------
MULTI SECTOR BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.21)       --           --         --         --       ($0.21)
 December 31, 1997         (0.47)       --        (0.02)        --         --       ($0.49)
 December 31, 1996         (0.40)       --        (0.10)        --         --       ($0.50)
FOR THE PERIOD ENDED
 12/31/1995(/1//1/)        (0.44)       --        (0.22)        --         --       ($0.66)
 January 31, 1995          (0.52)       --           --         --         --       ($0.52)
FOR THE PERIOD ENDED
 1/31/1994(/1//2/)         (0.47)       --        (0.02)        --         --       ($0.49)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.17)       --           --         --         --       ($0.17)
 December 31, 1997         (0.42)       --        (0.02)        --         --       ($0.44)
 December 31, 1996         (0.45)       --        (0.10)        --         --       ($0.55)
FOR THE PERIOD ENDED
 12/31/1995(/1//3/)        (0.24)       --        (0.22)        --         --       ($0.46)
FOR THE PERIOD ENDED
 12/2/1994(/1//4/)         (0.40)       --           --         --         --       ($0.40)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.23)       --           --         --         --       ($0.23)
 December 31, 1997         (0.49)       --        (0.02)        --         --       ($0.51)
 December 31, 1996         (0.45)       --        (0.10)        --         --       ($0.55)
FOR THE PERIOD ENDED
 12/31/1995(/1//1/)        (0.47)       --        (0.22)        --         --       ($0.69)
 January 31, 1995          (0.52)       --           --         --         --       ($0.52)
FOR THE PERIOD ENDED
 1/31/1994(/1//2/)         (0.47)       --        (0.02)        --         --       ($0.49)
----------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

    Pegasus Funds
156

PEGASUS FUNDS

--------------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIO OF
                                                                                               EXPENSES TO
                                                        NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                            ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO         NET CHANGE  NET ASSET                  END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A         IN NET    VALUE, END   TOTAL         PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES       ASSET VALUE OF PERIOD  RETURN(A)   (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------     ----------- ---------- ---------   --------------- ------------- ------------ --------------- -----------
    --             0.08      $10.67      7.44%+     $  238,038        0.88%+        5.86%+       0.88%+         10.30%
    --             0.32      $10.59      9.65%      $  125,515        0.86%         6.16%            --         17.60%
    --            (0.18)     $10.27      4.98%      $   46,977        0.78%         6.59%            --         24.92%
    --             1.44      $10.45     23.75%      $   31,714        0.74%         6.39%            --         41.91%
    --            (1.31)     $ 9.01     (6.99%)     $   32,053        0.74%         6.36%            --         75.67%
    --             0.07      $10.32     11.39%      $   45,410        0.73%         7.20%            --        111.52%
    --             0.08      $10.67      6.66%+     $    6,097        1.63%+        5.11%+       1.63%+         10.30%
    --             0.32      $10.59      8.91%      $    3,394        1.61%         5.41%            --         17.60%
    --             0.27      $10.27      4.81%++    $      280        1.59%+        3.01%+           --         24.92%+
    --             0.08      $10.67      7.68%+     $1,204,541        0.63%+        6.11%+       0.63%+         10.30%
    --             0.32      $10.59      9.97%      $1,101,894        0.61%         6.41%            --         17.60%
    --            (0.18)     $10.27      5.08%      $  757,627        0.66%         6.71%            --         24.92%
    --             1.44      $10.45     23.75%      $  485,851        0.74%         6.39%            --         41.91%
    --            (1.31)     $ 9.01     (6.99%)     $  395,116        0.74%         6.36%            --         75.67%
    --             0.07      $10.32     11.39%      $  455,786        0.73%         7.20%            --        111.52%
-----------------------------------------------------------------------------------------------------------------------------
    --               --      $10.15      5.40%+     $   14,083        0.84%+        5.14%+       0.85%+         23.37%
    --             0.04      $10.15      5.92%      $    4,738        0.82%         5.36%        0.83%          68.04%
    --            (0.12)     $10.11      4.45%      $    1,033        0.80%         5.35%        0.82%         109.58%
    --             0.39      $10.23     10.07%      $      766        0.75%         5.74%        0.81%          30.94%
    --            (0.16)     $ 9.84      0.21%+     $      308        0.75%+        5.92%+       0.93%+         10.20%++
    --             0.01      $10.06      4.66%+     $      274        1.59%+        4.39%+       1.60%+         23.37%
    --             0.03      $10.05      5.19%      $      541        1.57%         4.61%        1.58%          68.04%
    --             0.02      $10.02      2.04%++    $       56        1.57%+        1.47%+       1.59%+        109.58%+
    --               --      $10.15      5.66%+     $  244,702        0.59%+        5.39%+       0.60%+         23.37%
    --             0.04      $10.15      6.20%      $  234,972        0.57%         5.61%        0.58%          68.04%
    --            (0.12)     $10.11      4.56%      $  171,427        0.70%         5.45%        0.72%         109.58%
    --             0.39      $10.23     10.07%      $  162,571        0.75%         5.74%        0.81%          30.94%
    --            (0.16)     $ 9.84      0.21%+     $   63,931        0.75%+        5.92%+       0.93%+         10.20%++
-----------------------------------------------------------------------------------------------------------------------------
    --             0.09      $ 8.09      7.72%+     $   12,159        0.90%+        5.82%+       0.90%+         35.44%
    --             0.16      $ 8.00      8.58%      $    7,832        0.87%         5.83%            --         38.70%
    --            (0.34)     $ 7.84      2.75%      $    8,798        0.84%         5.75%        0.90%         103.93%
    --             0.50      $ 8.18     15.55%++    $    6,095        0.94%+        5.72%+       1.15%+        173.26%++
    --            (0.57)     $ 7.68     (0.45%)     $       69        0.04%         6.70%        2.78%          71.65%
    --            (0.11)     $ 8.25      5.16%+     $       65          --          5.96%+       3.67%+         26.54%++
    --             0.12      $ 8.12      7.06%+     $      604        1.65%+        5.07%+       1.65%+         35.44%
    --             0.15      $ 8.00      7.75%      $      533        1.62%         5.08%            --         38.70%
    --            (0.33)     $ 7.85      2.09%      $      502        1.58%         5.01%        1.67%         103.93%
    --             0.05      $ 8.18      6.41%++    $      259        1.60%+        5.00%+       1.78%+        173.26%++
  (7.61)(/3/)     (0.55)     $   --     (1.82%)++           --          --          6.48%+       2.58%+         71.65%++
    --             0.08      $ 8.09      8.04%+     $  118,498        0.65%+        6.07%+       0.65%+         35.44%
    --             0.16      $ 8.01      8.86%      $   94,544        0.62%         6.08%            --         38.70%
    --            (0.33)     $ 7.85      3.14%      $  187,112        0.57%         6.02%        0.66%         103.93%
    --             0.50      $ 8.18     15.90%++    $  191,930        0.55%+        6.34%+       0.67%+        173.26%++
    --            (0.57)     $ 7.68     (0.48%)     $    7,101        0.04%         6.70%        2.78%          71.65%
    --            (0.11)     $ 8.25      5.16%++    $    5,128          --          6.21%+       2.64%+         26.54%++
-----------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                   INVESTMENT OPERATIONS
                  -------------------------------------------------------------------------------
                                                             TOTAL
                       NET ASSET             NET REALIZED    INCOME
                         VALUE      NET     AND UNREALIZED    FROM
                       BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT
                       OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS
                       --------- ---------- -------------- ----------
INTERNATIONAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                $ 9.88      0.23        (0.09)       $ 0.14
 December 31, 1997      $10.79      0.45        (0.93)       ($0.48)
 December 31, 1996      $10.75      0.54         0.04        $ 0.58
For the period ended
 12/31/1995(/7/)        $10.00      0.98         1.10        $ 2.08
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                $ 9.96      0.22        (0.12)       $ 0.10
 December 31, 1997      $10.87      0.41        (0.96)       ($0.55)
 December 31, 1996      $10.81      0.47         0.06        $ 0.53
For the period ended
 12/31/1995(/7/)        $10.00      0.91         1.16        $ 2.07
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                $ 9.93      0.25        (0.09)       $ 0.16
 December 31, 1997      $10.85      0.46        (0.93)       ($0.47)
 December 31, 1996      $10.81      0.59         0.04        $ 0.63
For the period ended
 12/31/1995(/7/)        $10.00      1.02         1.16        $ 2.18
-------------------------------------------------------------------------------------------------
HIGH YIELD BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                $10.21      0.39           --        $ 0.39
For the period ended
 12/31/1997(/2//2/)     $10.00      0.19         0.23        $ 0.42
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                $10.20      0.37         0.02        $ 0.39
For the period ended
 12/31/1997(/2//2/)     $10.00      0.15         0.25        $ 0.40
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                $10.28      0.41         0.01        $ 0.42
For the period ended
 12/31/1997(/2//2/)     $10.00      0.32         0.29        $ 0.61
-------------------------------------------------------------------------------------------------
MUNICIPAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                $12.87      0.28        (0.01)       $ 0.27
 December 31, 1997      $12.36      0.56         0.54        $ 1.10
 December 31, 1996      $12.64      0.59        (0.18)       $ 0.41
For the period ended
 12/31/1995(/1//5/)     $12.06      0.48         0.82        $ 1.30
 02/28/95               $12.13      0.60        (0.07)       $ 0.53
 02/28/94               $13.25      0.63        (0.15)       $ 0.48
 02/28/93               $12.49      0.70         1.01        $ 1.71
 02/29/92               $12.10      0.76         0.47        $ 1.23
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                $12.86      0.24        (0.01)       $ 0.23
 December 31, 1997      $12.36      0.46         0.54        $ 1.00
 December 31, 1996      $12.65      0.52        (0.21)       $ 0.31
For the period ended
 12/31/95(/1//6/)       $12.17      0.34         0.72        $ 1.06
For the period ended
 12/2/94(/1//7/)        $12.14      0.41        (0.70)       ($0.29)
For the period ended
 2/28/94(/1//8/)        $12.37      0.03        (0.23)       ($0.20)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                $12.86      0.30           --        $ 0.30
 December 31, 1997      $12.36      0.61         0.51        $ 1.12
 December 31, 1996      $12.63      0.65        (0.20)       $ 0.45
For the period ended
 12/31/95(/1//5/)       $12.06      0.52         0.81        $ 1.33
For the period ended
 2/28/95(/1//9/)        $12.06      0.05           --        $ 0.05
-------------------------------------------------------------------------------------------------
                                                   LESS DISTRIBUTIONS
                  -------------------------------------------------------------------------------
                                                 FROM NET
                                                 REALIZED      IN EXCESS
                                  IN EXCESS      GAIN ON        OF NET
                        FROM NET    OF NET    INVESTMENTS &    REALIZED
                       INVESTMENT INVESTMENT FOREIGN CURRENCY   GAIN ON   RETURN OF     TOTAL
                         INCOME     INCOME     TRANSACTIONS   INVESTMENTS  CAPITAL  DISTRIBUTIONS
                       ---------- ---------- ---------------- ----------- --------- -------------
INTERNATIONAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                 (0.22)        --            --             --        --       ($0.22)
 December 31, 1997       (0.43)        --         (0.00)            --        --       ($0.43)
 December 31, 1996       (0.54)        --            --             --        --       ($0.54)
For the period ended
 12/31/1995(/7/)         (0.98)     (0.01)        (0.34)            --        --       ($1.33)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                 (0.19)        --            --             --        --       ($0.19)
 December 31, 1997       (0.36)        --         (0.00)            --        --       ($0.36)
 December 31, 1996       (0.47)        --            --             --        --       ($0.47)
For the period ended
 12/31/1995(/7/)         (0.91)     (0.01)        (0.34)            --        --       ($1.26)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                 (0.23)        --            --             --        --       ($0.23)
 December 31, 1997       (0.45)        --         (0.00)            --        --       ($0.45)
 December 31, 1996       (0.59)        --            --             --        --       ($0.59)
For the period ended
 12/31/1995(/7/)         (1.02)     (0.01)        (0.34)            --        --       ($1.37)
-------------------------------------------------------------------------------------------------
HIGH YIELD BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                 (0.38)        --            --             --        --       ($0.38)
For the period ended
 12/31/1997(/2//2/)      (0.20)        --         (0.01)          0.00        --       ($0.21)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                 (0.35)        --            --             --        --       ($0.35)
For the period ended
 12/31/1997(/2//2/)      (0.19)        --         (0.01)          0.00        --       ($0.20)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                 (0.39)        --            --             --        --       ($0.39)
For the period ended
 12/31/1997(/2//2/)      (0.32)        --         (0.01)          0.00        --       ($0.33)
-------------------------------------------------------------------------------------------------
MUNICIPAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                 (0.29)        --            --             --        --       ($0.29)
 December 31, 1997       (0.59)        --          0.00             --        --       ($0.59)
 December 31, 1996       (0.58)        --         (0.01)         (0.10)       --       ($0.69)
For the period ended
 12/31/1995(/1//5/)      (0.48)        --         (0.24)            --        --       ($0.72)
 02/28/95                (0.60)        --            --             --        --       ($0.60)
 02/28/94                (0.63)        --         (0.96)         (0.01)       --       ($1.60)
 02/28/93                (0.70)        --         (0.25)            --        --       ($0.95)
 02/29/92                (0.76)        --         (0.08)            --        --       ($0.84)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                 (0.25)        --            --             --        --       ($0.25)
 December 31, 1997       (0.50)        --          0.00             --        --       ($0.50)
 December 31, 1996       (0.49)        --         (0.01)         (0.10)       --       ($0.60)
For the period ended
 12/31/95(/1//6/)        (0.34)        --         (0.24)            --        --       ($0.58)
For the period ended
 12/2/94(/1//7/)         (0.41)        --            --             --        --       ($0.41)
For the period ended
 2/28/94(/1//8/)         (0.03)        --            --             --        --       ($0.03)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                 (0.31)        --            --             --        --       ($0.31)
 December 31, 1997       (0.62)        --          0.00             --        --       ($0.62)
 December 31, 1996       (0.61)        --         (0.01)         (0.10)       --       ($0.72)
For the period ended
 12/31/95(/1//5/)        (0.52)        --         (0.24)            --        --       ($0.76)
For the period ended
 2/28/95(/1//9/)         (0.05)        --            --             --        --       ($0.05)
-------------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

    Pegasus Funds
158

PEGASUS FUNDS

--------------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                                           EXPENSES TO
                                                    NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                        ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO      NET CHANGE  NET ASSET                 END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A      IN NET    VALUE, END   TOTAL        PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES    ASSET VALUE OF PERIOD  RETURN(A)  (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------  ----------- ---------- ---------  --------------- ------------- ------------ --------------- -----------
    --         (0.08)     $ 9.80     2.80%+      $  8,889         1.15%+        4.77%+        1.24%+        11.09%
    --         (0.91)     $ 9.88    (4.46%)      $  6,419         1.12%         4.76%         1.33%          4.51%
    --          0.04      $10.79     5.62%       $  2,006         1.15%         4.74%         1.94%         97.82%
    --          0.75      $10.75    21.10%++     $    487         1.33%+        4.91%+        3.65%+        48.03%++
    --         (0.09)     $ 9.87     2.06%+      $    145         1.90%+        4.02%+        2.00%+        11.09%
    --         (0.91)     $ 9.96    (5.04%)      $    117         1.87%         4.01%         2.08%          4.51%
    --          0.06      $10.87     5.01%       $     46         1.90%         3.99%         4.08%         97.82%
    --          0.81      $10.81    20.90%++     $      4         2.03%+        4.39%+        8.69%+        48.03%++
    --         (0.07)     $ 9.86     3.06%+      $ 81,099         0.90%+        5.02%+        0.99%+        11.09%
    --         (0.92)     $ 9.93    (4.25%)      $ 81,843         0.87%         5.01%         1.08%          4.51%
    --          0.04      $10.85     5.99%       $ 53,845         0.90%         4.99%         1.40%         97.82%
    --          0.81      $10.81    22.13%++     $ 14,504         0.95%+        5.71%+        1.93%+        48.03%++
-------------------------------------------------------------------------------------------------------------------------
    --          0.01      $10.22     7.76%+      $  1,574         1.21%+        7.63%+        1.30%+        18.05%
    --          0.21      $10.21     8.31%+      $    570         1.22%+        7.42%+        1.43%+        11.17%
    --          0.04      $10.24     7.72%+      $    235         1.96%+        6.88%+        2.05%+        18.05%
    --          0.20      $10.20     7.82%+      $     77         1.97%+        6.67%+        2.18%+        11.17%
    --          0.03      $10.31     8.16%+      $ 66,633         0.96%+        7.88%+        1.05%+        18.05%
    --          0.28      $10.28    12.64%+      $ 49,150         0.97%+        7.67%+        1.18%+        11.17%
-------------------------------------------------------------------------------------------------------------------------
    --         (0.02)     $12.85     4.38%+      $ 40,157         0.88%+        4.40%+        0.88%+         8.67%
    --          0.51      $12.87     9.13%       $ 34,729         0.85%         4.65%           --          32.08%
    --         (0.28)     $12.36     3.36%       $ 29,352         0.83%         4.54%         0.89%         64.51%
    --          0.58      $12.64    10.95%++     $  7,426         0.89%+        4.57%+        1.04%+        69.31%++
    --         (0.07)     $12.06     4.45%       $  6,840         1.98%         5.09%         3.89%         60.78%
    --         (1.12)     $12.13     3.70%       $  9,234           --          4.85%         1.44%        175.06%
    --          0.76      $13.25    14.37%       $ 11,290           --          5.49%         1.59%         88.53%
    --          0.39      $12.49    10.50%       $  6,591           --          5.99%         2.75%         66.28%
    --         (0.02)     $12.84     3.64%+      $  1,758         1.63%+        3.65%+        1.63%+         8.67%
    --          0.50      $12.86     8.26%       $  1,312         1.60%         3.90%           --          32.08%
    --         (0.29)     $12.36     2.56%       $    672         1.58%         3.79%         1.70%         64.51%
    --          0.48      $12.65     8.81%++     $    238         1.66%+        3.61%+        2.04%+        69.31%++
11.44(/3/)    (12.14)         --    (4.30%)++          --         3.18%+        4.51%+        5.85%+        60.78%++
    --         (0.23)     $12.14    (1.64%)++    $      2         0.50%+        4.10%+        2.91%+       175.06%++
    --         (0.01)     $12.85     4.66%+      $402,965         0.63%+        4.65%+        0.63%+         8.67%
    --          0.50      $12.86     9.32%       $355,814         0.60%         4.90%           --          32.08%
    --         (0.27)     $12.36     3.76%       $338,104         0.58%         4.79%         0.68%         64.51%
    --          0.57      $12.63    11.20%++     $240,160         0.54%+        4.95%+        0.67%+        69.31%++
    --            --      $12.06     0.39%++     $220,143         0.65%+        5.45%+        0.79%+        60.78%++
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Highlights.

                                                                Pegasus Funds

PEGASUS FUNDS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                     INVESTMENT OPERATIONS
                  ----------------------------------------------------------------------------
                                                               TOTAL
                         NET ASSET             NET REALIZED    INCOME
                           VALUE      NET     AND UNREALIZED    FROM
                         BEGINNING INVESTMENT  GAIN (LOSS)   INVESTMENT
                         OF PERIOD   INCOME   ON INVESTMENTS OPERATIONS
                         --------- ---------- -------------- ----------
SHORT MUNICIPAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)(/2//5/)          $10.00      0.05         0.07        $ 0.12
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)(/2//5/)          $10.00      0.04           --        $ 0.04
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)(/2//5/)          $10.00      0.06         0.08        $ 0.14
----------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL
 BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $12.32      0.26        (0.02)       $ 0.24
 December 31, 1997        $12.10      0.54         0.28        $ 0.82
 December 31, 1996        $12.25      0.53        (0.09)       $ 0.44
For the period ended
 12/31/95(/1//5/)         $11.79      0.44         0.56        $ 1.00
 February 28, 1995        $12.18      0.55        (0.36)       $ 0.19
 February 28, 1994        $12.79      0.61         0.01        $ 0.62
 February 28, 1993        $12.25      0.64         0.68        $ 1.32
 February 29, 1992        $11.95      0.76         0.37        $ 1.13
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $12.32      0.21        (0.02)       $ 0.19
 December 31, 1997        $12.10      0.43         0.30        $ 0.73
 December 31, 1996        $12.25      0.44        (0.09)       $ 0.35
For the period ended
 12/31/95(/1//5/)         $11.80      0.37         0.55        $ 0.92
For the period ended
 2/28/95(/2//0/)          $11.57      0.04         0.23        $ 0.27
For the period ended
 12/2/94(/1//7/)          $12.18      0.37        (0.72)       ($0.35)
For the period ended
 2/28/94(/1//8/)          $12.32      0.03        (0.14)       ($0.11)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $12.33      0.27        (0.02)       $ 0.25
 December 31, 1997        $12.11      0.57         0.28        $ 0.85
 December 31, 1996        $12.25      0.56        (0.08)       $ 0.48
For the period ended
 12/31/95(/1//5/)         $11.80      0.47         0.55        $ 1.02
 February 28,
  1995(/1//9/)            $11.57      0.04         0.23        $ 0.27
----------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                  $10.93      0.24         0.02        $ 0.26
 December 31, 1997        $10.48      0.49         0.44        $ 0.93
 December 31, 1996        $10.60      0.48        (0.14)       $ 0.34
 December 31, 1995        $ 9.54      0.48         1.06        $ 1.54
 December 31, 1994        $10.60      0.50        (1.06)       ($0.56)
 December 31,
  1993(/2//1/)            $10.00      0.44         0.59        $ 1.03
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                  $10.59      0.21         0.02        $ 0.23
 December 31, 1997        $10.18      0.38         0.44        $ 0.82
For the period ended
 12/31/96(/8/)            $10.00      0.07         0.17        $ 0.24
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                  $10.93      0.25         0.03        $ 0.28
 December 31, 1997        $10.48      0.51         0.45        $ 0.96
 December 31, 1996        $10.60      0.49        (0.14)       $ 0.35
 December 31, 1995        $ 9.54      0.48         1.06        $ 1.54
 December 31, 1994        $10.60      0.50        (1.06)       ($0.56)
 December 31,
  1993(/2//1/)            $10.00      0.44         0.59        $ 1.03
----------------------------------------------------------------------------------------------
                                                  LESS DISTRIBUTIONS
                  ----------------------------------------------------------------------------
                                                            IN EXCESS
                                    IN EXCESS   FROM NET     OF NET
                          FROM NET    OF NET    REALIZED    REALIZED
                         INVESTMENT INVESTMENT   GAIN ON     GAIN ON   RETURN OF     TOTAL
                           INCOME     INCOME   INVESTMENTS INVESTMENTS  CAPITAL  DISTRIBUTIONS
                         ---------- ---------- ----------- ----------- --------- -------------
SHORT MUNICIPAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)(/2//5/)           (0.05)       --           --        --         --        ($0.05)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)(/2//5/)           (0.04)       --           --        --         --        ($0.04)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)(/2//5/)           (0.05)       --           --        --         --        ($0.05)
----------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL
 BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.26)       --           --        --         --        ($0.26)
 December 31, 1997         (0.54)       --        (0.06)       --         --        ($0.60)
 December 31, 1996         (0.51)       --        (0.08)        --         --       ($0.59)
For the period ended
 12/31/95(/1//5/)          (0.44)       --        (0.10)        --         --       ($0.54)
 February 28, 1995         (0.55)       --        (0.03)        --         --       ($0.58)
 February 28, 1994         (0.61)       --        (0.62)        --         --       ($1.23)
 February 28, 1993         (0.64)       --        (0.14)        --         --       ($0.78)
 February 29, 1992         (0.76)       --        (0.07)        --         --       ($0.83)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.22)       --           --        --         --        ($0.22)
 December 31, 1997         (0.45)       --        (0.06)        --         --       ($0.51)
 December 31, 1996         (0.42)       --        (0.08)        --         --       ($0.50)
For the period ended
 12/31/95(/1//5/)          (0.37)       --        (0.10)        --         --       ($0.47)
For the period ended
 2/28/95(/2//0/)           (0.04)       --           --         --         --       ($0.04)
For the period ended
 12/2/94(/1//7/)           (0.37)       --        (0.03)        --         --       ($0.40)
For the period ended
 2/28/94(/1//8/)           (0.03)       --           --         --         --       ($0.03)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.28)       --           --        --         --        ($0.28)
 December 31, 1997         (0.57)       --        (0.06)       --         --        ($0.63)
 December 31, 1996         (0.54)       --        (0.08)        --         --       ($0.62)
For the period ended
 12/31/95(/1//5/)          (0.47)       --        (0.10)        --         --       ($0.57)
 February 28,
  1995(/1//9/)             (0.04)       --           --         --         --       ($0.04)
----------------------------------------------------------------------------------------------
MICHIGAN MUNICIPAL BOND
 CLASS A SHARES
 June 30, 1998 (unau-
  dited)                   (0.24)       --           --        --         --        ($0.24)
 December 31, 1997         (0.48)       --           --         --         --       ($0.48)
 December 31, 1996         (0.46)       --           --         --         --       ($0.46)
 December 31, 1995         (0.48)       --           --         --         --       ($0.48)
 December 31, 1994         (0.50)       --           --         --         --       ($0.50)
 December 31,
  1993(/2//1/)             (0.43)       --           --         --         --       ($0.43)
 CLASS B SHARES
 June 30, 1998 (unau-
  dited)                   (0.21)       --           --        --         --        ($0.21)
 December 31, 1997         (0.41)       --           --         --         --       ($0.41)
For the period ended
 12/31/96(/8/)             (0.06)       --           --         --         --       ($0.06)
 CLASS I SHARES
 June 30, 1998 (unau-
  dited)                   (0.26)       --           --        --         --        ($0.26)
 December 31, 1997         (0.51)       --           --         --         --       ($0.51)
 December 31, 1996         (0.47)       --           --         --         --       ($0.47)
 December 31, 1995         (0.48)       --           --         --         --       ($0.48)
 December 31, 1994         (0.50)       --           --         --         --       ($0.50)
 December 31,
  1993(/2//1/)             (0.43)       --           --         --         --       ($0.43)
----------------------------------------------------------------------------------------------

                             See accompanying Notes to the Financial Statements.

    Pegasus Funds
160

PEGASUS FUNDS

--------------------------------------------------------------------------------

                                             RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIO OF
                                                                                               EXPENSES TO
                                                        NET                     RATIO OF NET   AVERAGE NET
CONVERSION                                            ASSETS        RATIO OF     INVESTMENT     ASSETS(%)
    TO         NET CHANGE  NET ASSET                  END OF        EXPENSES     INCOME TO     WITHOUT FEE
 CLASS A         IN NET    VALUE, END   TOTAL         PERIOD       TO AVERAGE   AVERAGE NET     WAIVERS/      PORTFOLIO
  SHARES       ASSET VALUE OF PERIOD  RETURN(A)   (000'S OMITTED) NET ASSETS(%)  ASSETS(%)   REIMBURSED EXP. TURNOVER(%)
----------     ----------- ---------- ---------   --------------- ------------- ------------ --------------- -----------
    --             0.07    $10.07        3.96%+      $     73          .87%+        3.99%+         .96%+       29.48%
    --             0.00    $10.00        3.60%+      $      1         1.62%+        3.24%+        1.71%+       29.48%
    --             0.09    $10.09        4.08%+      $  1,053          .62%+        4.24%+         .71%+       29.48%
----------------------------------------------------------------------------------------------------------------------------
    --            (0.02)   $12.30        3.90%+      $ 20,177         0.85%+        4.15%+        0.85%+        7.63%
    --             0.22    $12.32        7.05%       $ 18,903         0.84%         4.41%           --         36.82%
    --            (0.15)   $12.10        3.69%       $ 19,049         0.83%         4.37%         0.88%        52.95%
    --             0.46    $12.25        8.58%++     $ 17,777         0.83%+        4.30%+        0.97%+       44.75%++
    --            (0.39)   $11.79        1.64%       $ 17,243         0.29%         4.73%         1.38%       128.02%
    --            (0.61)   $12.18        4.94%       $ 28,826         0.06%         4.78%         1.27%       167.95%
    --             0.54    $12.79       11.26%       $ 27,885           --          5.16%         1.31%        63.67%
    --             0.30    $12.25        9.78%       $ 18,310           --          6.15%         1.72%        86.91%
    --            (0.03)   $12.29        3.16%+      $    801         1.60%+        3.40%+        1.60%+        7.63%
    --             0.22    $12.32        6.19%       $    709         1.59%         3.66%           --         36.82%
    --            (0.15)   $12.10        2.90%       $    611         1.58%         3.62%         1.68%        52.95%
    --             0.45    $12.25        7.75%++     $    341         1.71%+        3.36%+        2.01%+       44.75%++
    --             0.23    $11.80        2.30%++     $      6         1.36%+        3.72%+        1.64%+      128.02%++
  (11.43)(/8/)    (0.75)       --       (2.98%)++          --         0.76%+        4.03%+        2.00%+      128.02%++
    --            (0.14)   $12.18       (0.93%)++    $     12         0.75%+        1.68%+        3.00%+      167.95%++
    --            (0.03)   $12.30        4.16%+      $433,802         0.60%+        4.40%+        0.60%+        7.63%
    --             0.22    $12.33        7.29%       $377,331         0.59%         4.66%           --         36.82%
    --            (0.14)   $12.11        4.05%       $373,970         0.58%         4.62%         0.64%        52.95%
    --             0.45    $12.25        8.76%++     $373,753         0.55%+        4.78%+        0.68%+       44.75%++
    --             0.23    $11.80        2.37%++     $365,801         0.50%+        4.79%+        0.60%+      128.02%++
----------------------------------------------------------------------------------------------------------------------------
    --             0.02    $10.95        4.94%+      $ 18,693         0.91%+        4.43%+        0.92%+       13.58%
    --             0.45    $10.93        9.15%       $ 18,687         0.92%         4.59%         0.98%        37.84%
    --            (0.12)   $10.48        3.32%       $ 18,575         0.88%         4.57%         0.96%        24.49%
    --             1.06    $10.60       16.49%       $ 21,034         0.79%         4.71%         1.04%        26.97%
    --            (1.06)   $ 9.54       (5.42%)      $ 21,106         0.53%         5.01%         1.05%        25.93%
    --             0.60    $10.60       11.50%+      $ 26,342         0.19%+        5.12%+        1.21%+       41.70%++
    --             0.02    $10.61        4.30%+      $  1,436         1.66%+        3.68%+        1.67%+       13.58%
    --             0.41    $10.59        8.26%       $    707         1.67%         3.84%         1.73%        37.84%
    --             0.18    $10.18        2.45%++     $    110         1.69%+        2.01%+        1.77%+       24.49%+
    --             0.02    $10.95        5.18%+      $ 79,934         0.66%+        4.68%+        0.67%+       13.58%
    --             0.45    $10.93        9.42%       $ 61,768         0.67%         4.84%         0.73%        37.84%
    --            (0.12)   $10.48        3.44%       $ 41,909         0.77%         4.68%         0.85%        24.49%
    --             1.06    $10.60       16.49%       $ 32,419         0.79%         4.71%         1.04%        26.97%
    --            (1.06)   $ 9.54       (5.42%)      $ 24,157         0.53%         5.01%         1.05%        25.93%
    --             0.60    $10.60       11.50%+      $ 15,772         0.19%+        5.12%+        1.21%+       41.70%++
----------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to the Financial Statements.

                                                                Pegasus Funds

NOTES TO FINANCIAL HIGHLIGHTS

(1) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(2) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.

(3) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(4) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.

(5) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(6) For the period December 17, 1996 (commencement of operations) through December 31, 1996.

(7) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(8) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(9) For the period December 3, 1994 (commencement of operations) through December 31, 1994.

(10) For the period September 17, 1994 (commencement of operations) through December 31, 1994.

(11) For the period February 1, 1995 (commencement of operations) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.

(12) For the period March 5, 1993 (commencement of operations) through January 31, 1994.

(13) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31, to December 31.

(14) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A shares.

(15) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(16) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(17) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.

    Pegasus Funds
162

(18) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.

(19) For the period February 1, 1995 (initial offering date of Class I Shares) to February 28, 1995.

(20) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.

(21) For the period February 1, 1993 (commencement of operations) through December 31, 1993.

(22) For the period June 30, 1997 (commencement of operations) through December 31, 1997.

(23) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997 for the Equity Index, Mid-Cap Opportunity and Intrinsic Value Funds. Each Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Equity Index, Mid-Cap Opportunity and Intrinsic Value Funds were approximately $260 million, $4 million and $5 million, respectively.

(24) The Portfolio Turnover Percentage was adjusted for a conversion of assets from First National Bank of Chicago's International Equity Common Trust Fund, which took place during 1997. The Fund's securities purchases were appropriately reduced by the fair market value of the asset transfer approximating $20 million.

(25) For the period May 1, 1998 (commencement of operations) through June 30, 1998.

(a) Total returns as presented do not include any applicable sales load or redemption charges.
 + Annualized.
++ Not Annualized.

                                                                Pegasus Funds
                                                                            163